UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1. Reports to Stockholders.

December 31, 2018

Annual Report

Victory INCORE Investment Quality Bond Fund

Victory INCORE Low Duration Bond Fund

Victory High Yield Fund

Victory Tax-Exempt Fund

Victory High Income Municipal Bond Fund

Victory Floating Rate Fund

Victory Strategic Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (unaudited)	5
Fund Review and Commentary (unaudited)	6
Financial Statements
The Victory Fixed Income Funds
Victory INCORE Investment Quality Bond Fund
Schedule of Portfolio Investments	29
Statements of Assets and Liabilities	63
Statements of Operations	66
Statements of Changes in Net Assets	69-71
Financial Highlights	77-80
Victory INCORE Low Duration Bond Fund
Schedule of Portfolio Investments	35
Statements of Assets and Liabilities	63
Statements of Operations	66
Statements of Changes in Net Assets	69-71
Financial Highlights	81-84
Victory High Yield Fund
Schedule of Portfolio Investments	42
Statements of Assets and Liabilities	63
Statements of Operations	66
Statements of Changes in Net Assets	69-71
Financial Highlights	85-88
Victory Tax-Exempt Fund
Schedule of Portfolio Investments	46
Statements of Assets and Liabilities	64
Statements of Operations	67
Statements of Changes in Net Assets	72-74
Financial Highlights	89-91
Victory High Income Municipal Bond Fund
Schedule of Portfolio Investments	49
Statements of Assets and Liabilities	64
Statements of Operations	67
Statements of Changes in Net Assets	72-74
Financial Highlights	92-94
Victory Floating Rate Fund
Schedule of Portfolio Investments	52
Statements of Assets and Liabilities	64
Statements of Operations	67
Statements of Changes in Net Assets	72-74
Financial Highlights	95-98
Victory Strategic Income Fund
Schedule of Portfolio Investments	58
Statements of Assets and Liabilities	65
Statements of Operations	68
Statements of Changes in Net Assets	75-76
Financial Highlights	99-102

Table of Contents (continued)

Notes to Financial Statements	103
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	120
Supplemental Information (unaudited)	121
Trustee and Officer Information	121
Proxy Voting and Form N-Q Information	124
Expense Examples	124
Additional Federal Income Tax Information	126
Advisory Contract Approval	127

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory Fixed Income Funds (Unaudited)

Victory INCORE Investment Quality Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory INCORE Investment Quality Bond Fund (the "Fund") seeks to provide a high level of current income and capital appreciation without undue risk to principal. The Fund underperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index"), in 2018. The Fund (Class A Shares at net asset value) returned -0.80% and the Index returned 0.01%.

The underperformance was driven largely by the allocation to high yield credit as spreads widened dramatically late in the year, as well as the underweight position in U.S. Treasuries. This was somewhat offset by positive allocation effects from securitized sectors, most notably agency mortgage-backed securities. Security selection was additive to performance in most sectors except for industrials in the corporate bond space. Duration and yield curve positioning contributed positively to relative performance.

Economic Perspective

As investors reflect on 2018, the old adage of coming in like a lion and going out like a lamb should resonate strongly. While financial markets were certainly more volatile through the first three quarters of the year, we entered the fourth quarter with equities at record highs, interest rates trending higher given the strong U.S economy and credit spreads only modestly wider on the year. Clouds of uncertainty had been slowly gathering over the markets for several months and finally unleashed a significantly higher degree of volatility across global equity and fixed income markets. The VIX index, a market estimate of future volatility, more than doubled in the fourth quarter and closed the year at 25.42, up 130% from the end of 2017. A plethora of factors contributed to the shift in sentiment in the fourth quarter; increasing concern for a policy error from the Fed, further deterioration in the U.S./China trade relationship, slowing global growth, particularly in China, political chaos in Washington and the EU and the uncertain outcome of the Brexit negotiations. Despite some positive news late in the quarter, a 90-day trade truce with China, an OPEC agreement to cut oil production and a softer tone from Fed chair Powell, equity returns ended on a negative note for the year, credit spreads continued to widen and the front end of the yield curve inverted. The S&P 500 Index was down 13.97% for the quarter and down 6.24% for the year. The ICE Bank of America Merrill Lynch U.S. Corporate Index saw its option-adjusted spread (OAS) widen 46 basis points during the quarter to end the year at 159 basis points, underperforming U.S. Treasuries by -2.84%. Perhaps one additional headwind to risk assets in 2019 will be cash as a competing asset class. Not too long-ago investors earned virtually nothing on cash balances, yet are now earning 2-2.5% with little to no duration or credit risk which may appeal to some risk averse investors should volatility remain elevated or increase. For perspective, 3-month Treasury bills now have a higher yield than the dividend yield on the S&P 500 Index.

Victory Fixed Income Funds (Unaudited)

Victory INCORE Investment Quality Bond Fund (continued)

Chairman Powell's comments in early October suggesting monetary policy was a 'long way from neutral' following three rate increases in 2018 incited fears of a Fed policy error and an increasing likelihood of an economic recession. Interest rates increased and equities began to fall following these comments. The subsequent spike in equity volatility, sharp decline in oil prices and lack of inflationary pressure had many speculating the Fed may signal a pause in rate increases at their November meeting. The FOMC disappointed in that regard, interest rates reversed course and equity volatility moved higher. While Powell attempted to walk those comments back a bit in late November, it was too late given the committee's apparent determination to continue raising short-term rates. Further complicating the FOMC's agenda were Powell's comments following the December rate increase that the balance sheet normalization was 'on autopilot.' The market interpreted this such that even if the Fed did slow the pace of rate increases in 2019, the shift from quantitative easing to quantitative tightening is on a preset path and the risk of policy error remains elevated. While the Fed did reduce their outlook for rate increases in 2019 from 3 to 2 moves, it was not enough to calm the financial markets. Chairman Powell again reversed course on January 4, saying the Fed would be flexible in managing the balance sheet.

The second and third quarters of 2018 were the strongest back to back growth quarters in the U.S. since 2014. Furthermore, the unemployment rate gradually declined throughout the year and wage growth broke above 3% on a year over year basis. Both the services and manufacturing sectors remained comfortably in expansionary territory and consumer and business confidence remained elevated. Combine these factors with inflation metrics near the Fed's 2% target rate and the case could be made for the FOMC to continue its gradual path of rate increases. While the data in hand was supportive of the move, the disconnect between the market and the Fed appeared to be the outlook given growing uncertainties. Complicating their decision-making process further was the increasing criticism of the rate increases, and Chair Powell specifically, from President Trump. It remains an interesting question if the Fed would have increased rates in December had that dynamic not been present. We believe the public criticism left them little choice but to raise rates and demonstrate their independence and unwillingness to bow to political pressure.

We expect economic growth to slow back towards the 2% area as the marginal benefits from fiscal stimulus (tax reform) and deregulation fade, trade uncertainty slows business investment and tighter financial conditions resulting from lower equity markets and higher interest rates impacts sentiment and spending. With that said, we do not expect to see a recession in the U.S. in 2019, but do see rising risks for 2020 if the Fed continues to raise rates on their current path and if there is not a positive resolution to the U.S. — China trade relationship soon.

Market Summary

Coming into 2018, many expected negative absolute returns in fixed income given the likelihood of higher interest rates resulting from continued monetary policy tightening. This rang true for most of the year, but as volatility spiked in the fourth quarter and bond investors pushed back forcefully against the Fed's forecast by driving yields lower, many fixed income indices posted positive returns for the year. The Bloomberg Barclays U.S. Aggregate Index generated a total return of 0.01% for 2018 after having been down 2.38% through October. Interest rates did continue to rise, but when the books closed on 2018, short term rates

Victory Fixed Income Funds (Unaudited)

Victory INCORE Investment Quality Bond Fund (continued)

were up two to three times those of intermediate and long-term maturities flattening the yield curve further. The spread between 2-year and 10-year Treasury notes declined to 19 basis points (0.19%) while the 2-year to 5-year spread ended the year at 2 basis points (0.02%). The spread relationship between 1-year and 5-year notes witnessed an inversion of 9 basis points, underscoring the market's view of the Fed heading for a policy error if they continue tightening monetary policy via rates and quantitative tightening.

Within the Aggregate Index, corporate bonds were the glaring underperformer for both the quarter and the year with excess returns of -3.10% and -3.15%, respectively. Credit concerns at General Electric (GE) and the large California utilities resulting from the wild fires coupled with heavy outflows from high grade bond funds pressured spreads materially wider. Additionally, fears of rating downgrades and recession added to anxiety and exacerbated the underperformance. For the year, excess returns in utilities fared the worst (-3.94%), followed by industrials (-3.34%) then financials (-2.62%). In the structured sectors, agency mortgages were the weakest performer from an excess returns perspective (-0.59%), followed by commercial mortgage backed securities (-0.39%) while asset-backed securities posted positive excess returns (0.13%). Corporate bonds were the only sector to post negative absolute returns for the year, all other primary sectors were positive lead by asset-backed securities at 1.77%. Interestingly, asset-backed securities were also the only sector to post positive excess returns for the full year. High yield credit suffered a similar year as investment grade credit, only worse. This sector posted an absolute return of -2.08% for the year and underperformed U.S. Treasuries by -3.58%.

During the period, the Fund used both long and short positions in U.S. Treasury futures and U.S. Federal Funds Futures, as well as credit default swaps. The Fund entered into these transactions to more efficiently manage the Fund's total portfolio risks, in terms of duration, curve exposure and credit quality, which would be more costly and restrictive to manage by investing directly in a selection of cash bonds or ETFs. The derivatives strategy with regards to futures contributed +22 basis points to overall performance while the credit default swap strategy contributed approximately -20 basis points for the 12 months ended December 31, 2018.

Market Positioning

Our allocation to investment grade (IG) credit declined further in the fourth quarter. Additionally, our high yield exposure ended the year well below our maximum position. Our proprietary credit momentum signal continued to reduce exposure to IG credit as the option adjusted spread (OAS) of BBB-rated corporate bonds widened significantly over the trailing three months. Given this movement in OAS, valuations are now looking more compelling relative to fundamentals, yet we remain patient and ready to add risk when appropriate. Yield curve positioning and duration will be actively managed based upon our proprietary trading signals as well as changes in the shape of the yield curve. The market's assessment of the Fed's actions/communication, as reflected by changes in the shape of the curve, will be a focal point in the coming quarters.

Victory Fixed Income Funds (Unaudited)

Victory INCORE Investment Quality Bond Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	–0.80%	–2.83%	–1.66%	–2.63%	–1.20%	–0.56%	0.01%
Three Year	2.25%	1.55%	1.37%	1.37%	1.87%	2.50%	2.06%
Five Year	2.32%	1.91%	1.42%	1.42%	1.92%	2.51%	2.52%
Ten Year	4.02%	3.81%	3.18%	3.18%	3.61%	N/A	3.48%
Since Inception	4.70%	4.62%	3.68%	3.68%	3.83%	4.05%	N/A
Expense Ratios
Gross	1.07%		1.91%		1.65%	0.98%
With Applicable Waivers	0.90%		1.77%		1.30%	0.66%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Investment Quality Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory INCORE Low Duration Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Attribution

The INCORE Low Duration Bond Fund (the "Fund") seeks to provide a high level of current income consistent with preservation of capital. The Fund underperformed its primary benchmark, the Bloomberg Barclays U.S. Government (1-3 Year) Bond Index (the "Index"), in 2018. The Fund (Class A Shares at net asset value) returned 0.73% and the Index returned 1.58%.

Sector allocation was the largest detractor from relative performance as the spread widening in corporate bonds negatively impacted the overweight allocations to both investment grade and high yield credit. This was most pronounced in the Industrials sector. Allocations to agency mortgages and asset-backed securities were positive contributors to performance, but not enough to offset the credit underperformance. Additionally, both duration and yield curve positioning were additive to relative performance.

Economic Perspective

As investors reflect on 2018, the old adage of coming in like a lion and going out like a lamb should resonate strongly. While financial markets were certainly more volatile through the first three quarters of the year, we entered the fourth quarter with equities at record highs, interest rates trending higher given the strong U.S economy and credit spreads only modestly wider on the year. Clouds of uncertainty had been slowly gathering over the markets for several months and finally unleashed a significantly higher degree of volatility across global equity and fixed income markets. The VIX index, a market estimate of future volatility, more than doubled in the fourth quarter and closed the year at 25.42, up 130% from the end of 2017. A plethora of factors contributed to the shift in sentiment in the fourth quarter; increasing concern for a policy error from the Fed, further deterioration in the U.S./China trade relationship, slowing global growth, particularly in China, political chaos in Washington and the EU and the uncertain outcome of the Brexit negotiations. Despite some positive news late in the quarter, a 90-day trade truce with China, an OPEC agreement to cut oil production and a softer tone from Fed chair Powell, equity returns ended on a negative note for the year, credit spreads continued to widen and the front end of the yield curve inverted. The S&P 500 Index was down 13.97% for the quarter and down 6.24% for the year. The ICE Bank of America Merrill Lynch U.S. Corporate Index saw its option-adjusted spread (OAS) widen 46 basis points during the quarter to end the year at 159 basis points, underperforming U.S. Treasuries by -2.84%. Perhaps one additional headwind to risk assets in 2019 will be cash as a competing asset class. Not too long-ago investors earned virtually nothing on cash balances, yet are now earning 2-2.5% with little to no duration or credit risk which may appeal to some risk averse investors should volatility remain elevated or increase. For perspective, 3-month Treasury bills now have a higher yield than the dividend yield on the S&P 500 Index.

Victory Fixed Income Funds (Unaudited)

Victory INCORE Low Duration Bond Fund (continued)

Chairman Powell's comments in early October suggesting monetary policy was a 'long way from neutral' following three rate increases in 2018 incited fears of a Fed policy error and an increasing likelihood of an economic recession. Interest rates increased and equities began to fall following these comments. The subsequent spike in equity volatility, sharp decline in oil prices and lack of inflationary pressure had many speculating the Fed may signal a pause in rate increases at their November meeting. The FOMC disappointed in that regard, interest rates reversed course and equity volatility moved higher. While Powell attempted to walk those comments back a bit in late November, it was too late given the committee's apparent determination to continue raising short-term rates. Further complicating the FOMC's agenda were Powell's comments following the December rate increase that the balance sheet normalization was 'on autopilot.' The market interpreted this such that even if the Fed did slow the pace of rate increases in 2019, the shift from quantitative easing to quantitative tightening is on a preset path and the risk of policy error remains elevated. While the Fed did reduce their outlook for rate increases in 2019 from 3 to 2 moves, it was not enough to calm the financial markets. Chairman Powell again reversed course on January 4, saying the Fed would be flexible in managing the balance sheet.

The second and third quarters of 2018 were the strongest back to back growth quarters in the U.S. since 2014. Furthermore, the unemployment rate gradually declined throughout the year and wage growth broke above 3% on a year over year basis. Both the services and manufacturing sectors remained comfortably in expansionary territory and consumer and business confidence remained elevated. Combine these factors with inflation metrics near the Fed's 2% target rate and the case could be made for the FOMC to continue its gradual path of rate increases. While the data in hand was supportive of the move, the disconnect between the market and the Fed appeared to be the outlook given growing uncertainties. Complicating their decision-making process further was the increasing criticism of the rate increases, and Chair Powell specifically, from President Trump. It remains an interesting question if the Fed would have increased rates in December had that dynamic not been present. We believe the public criticism left them little choice but to raise rates and demonstrate their independence and unwillingness to bow to political pressure.

We expect economic growth to slow back towards the 2% area as the marginal benefits from fiscal stimulus (tax reform) and deregulation fade, trade uncertainty slows business investment and tighter financial conditions resulting from lower equity markets and higher interest rates impacts sentiment and spending. With that said, we do not expect to see a recession in the U.S. in 2019, but do see rising risks for 2020 if the Fed continues to raise rates on their current path and if there is not a positive resolution to the U.S. — China trade relationship soon.

Market Summary

Coming into 2018, many expected negative absolute returns in fixed income given the likelihood of higher interest rates resulting from continued monetary policy tightening. This rang true for most of the year, but as volatility spiked in the fourth quarter and bond investors pushed back forcefully against the Fed's forecast by driving yields lower, many fixed income indices posted positive returns for the year. The Bloomberg Barclays U.S. Aggregate Index generated a total return of 0.01% for 2018 after having been down 2.38% through October. Interest rates did continue to rise, but when the books closed on 2018, short term rates

Victory Fixed Income Funds (Unaudited)

Victory INCORE Low Duration Bond Fund (continued)

were up two to three times those of intermediate and long-term maturities flattening the yield curve further. The spread between 2-year and 10-year Treasury notes declined to 19 basis points (0.19%) while the 2-year to 5-year spread ended the year at 2 basis points (0.02%). The spread relationship between 1-year and 5-year notes witnessed an inversion of 9 basis points, underscoring the market's view of the Fed heading for a policy error if they continue tightening monetary policy via rates and quantitative tightening.

Within the Aggregate Index, corporate bonds were the glaring underperformer for both the quarter and the year with excess returns of -3.10% and -3.15%, respectively. Credit concerns at General Electric (GE) and the large California utilities resulting from the wild fires coupled with heavy outflows from high grade bond funds pressured spreads materially wider. Additionally, fears of rating downgrades and recession added to anxiety and exacerbated the underperformance. For the year, excess returns in utilities fared the worst (-3.94%), followed by industrials (-3.34%) then financials (-2.62%). In the structured sectors, agency mortgages were the weakest performer from an excess returns perspective (-0.59%), followed by commercial mortgage backed securities (-0.39%) while asset-backed securities posted positive excess returns (0.13%). Corporate bonds were the only sector to post negative absolute returns for the year, all other primary sectors were positive lead by asset-backed securities at 1.77%. Interestingly, asset-backed securities were also the only sector to post positive excess returns for the full year. High yield credit suffered a similar year as investment grade credit, only worse. This sector posted an absolute return of -2.08% for the year and underperformed U.S. Treasuries by -3.58%.

During the period, the Fund used both long and short positions in U.S. Treasury futures and U.S. Federal Funds Futures, as well as credit default swaps. The Fund entered into these transactions to more efficiently manage the Fund's total portfolio risks, in terms of duration, curve exposure and credit quality, which would be more costly and restrictive to manage by investing directly in a selection of cash bonds or ETFs. The derivatives strategy with regards to futures had a non-material impact on overall performance while the credit default swap strategy contributed approximately -20 basis points for the 12 months ended December 31, 2018.

Market Positioning

Our allocation to investment grade (IG) credit declined further in the fourth quarter, the reduction resulted in an underweight position in BBB-rated corporate bonds relative to the index. Additionally, our high yield exposure ended the year well below a maximum position in both strategies. Our proprietary credit momentum signal continued to reduce exposure to IG credit as the option adjusted spread (OAS) of BBB-rated corporate bonds widened significantly over the trailing three months. Given this movement in OAS, valuations are now looking more compelling relative to fundamentals, yet we remain patient and ready to add risk when appropriate. Yield curve positioning and duration will be actively managed based upon our proprietary trading signals as well as changes in the shape of the yield curve. The market's assessment of the Fed's actions/communication, as reflected by changes in the shape of the curve, will be a focal point in the coming quarters.

Victory Fixed Income Funds (Unaudited)

Victory INCORE Low Duration Bond Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	7/30/03		7/30/03		7/30/03	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Government 1-3 Year Bond Index[1]
One Year	0.73%	–1.24%	–0.04%	–1.03%	0.31%	0.96%	1.58%
Three Year	1.33%	0.66%	0.53%	0.53%	0.90%	1.57%	0.96%
Five Year	1.05%	0.64%	0.28%	0.28%	0.62%	1.30%	0.82%
Ten Year	1.98%	1.78%	1.21%	1.21%	1.56%	N/A	1.03%
Since Inception	2.35%	2.22%	1.58%	1.58%	1.93%	2.07%	N/A
Expense Ratios
Gross	0.90%		1.65%		1.68%	0.65%
With Applicable Waivers	0.85%		1.62%		1.27%	0.62%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Low Duration Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory High Yield Fund

Portfolio Holdings

As a Percentage of Total Investments

Fund Performance Summary

The Victory High Yield Fund (the "Fund") seeks to provide current income. Capital appreciation is a secondary objective. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index (the "Index"), in 2018. The Fund (Class A Shares at net asset value) returned 0.28% and the Index returned -2.08%.

Security selection was the chief contributor to the outperformance, with asset allocation also positive. The top contributors to performance relative to the Index were the Fund's asset allocation and security selection in Energy and its allocation to floating rate bank loans, which are not in the Index. Security selection in CCC-rated bonds was also very strong, outweighing the negative impact of an overweight there.

Security selection in Health Care detracted from relative performance, as did both asset allocation and security selection in Materials and Consumer Discretionary.

Market Review

The final months of 2018 were an all-you-can-eat banquet of worry for investors, particularly in equities and corporate bonds. Among the concerns: rising interest rates and an aging economic boom at home, slowing economies overseas, trade disputes, tumbling energy prices, dysfunction in Washington, scandals over online privacy and election meddling, and a bungling Brexit.

The concerns that shook the markets in the fourth quarter were not new and there were spikes in volatility in the first and second quarters, but a strong domestic economy and solid corporate earnings limited their impact on returns until the fourth quarter.

High Yield Market Recap

The U.S. high yield market benefitted from a favorable technical climate, solid corporate fundamentals and the relative strength of the U.S. economy throughout much of 2018. The high yield market's domestic focus also helped in a year marked by trade disputes and weakening growth overseas. But none of that was enough to stave off a dramatic reversal at the end of the year that generated an Index return of -4.5% in the fourth quarter and wiped out the Index's gains for the year.

Amid an overall market shakeup in the fourth quarter, sharply weaker oil prices and concerns about the health of some weaker investment grade companies combined to pressure the Index, which is 16% composed of energy companies. In addition, the leveraged loan market, which is also mostly below investment grade, was offering attractive yields for investors and better terms for issuers.

Victory Fixed Income Funds (Unaudited)

Victory High Yield Fund (continued)

For the full year, high yield corporate bonds underperformed comparable-maturity Treasuries, but still they held up far better in relation to Treasuries than investment grade corporates.

High Yield Market Outlook

We believe that the high yield market currently offers attractive yields and will continue to generate steady demand, driving spreads tighter. We expect a strong technical environment with moderating mutual fund outflows, limited new issuance and low default rates through at least the first half of 2019.

Barring any external events, we believe modest spread tightening and a catalyst in the Energy sector could provide investment opportunities in 2019. We believe that these two factors could largely offset concerns about the domestic credit cycle, though we remain vigilant for an investor pivot toward higher-quality issuers within high yield.

Portfolio Review

By the beginning of the fourth quarter, we had come to view the Energy sector as overvalued, and we reduced energy exposure from 10% to about 1% just before oil prices started to collapse in early October. This had a strong positive impact on relative performance in both the fourth quarter and the full year.

Quality sector changes within the portfolio were limited given our view that tighter spreads are making some sections of the market less attractive. We remained underweight in BB-rated bonds, which we view as most vulnerable to interest rate and duration risk. Toward the end of the year, we began to reduce our exposure to CCC-rated bonds, reflecting our view that a pivot toward higher quality will be required over the next 12-15 months.

Recognizing that leveraged loans may currently offer investors a compelling relative value, we have maintained the portfolio's exposure at 30%. We believe loans also offer a high-quality, high-yielding alternative to longer-term BB-rated bonds, which can respond particularly negatively to rising interest rates. We continue to watch for an inflection point in the relative value of bonds and loans.

We also are monitoring the energy and commodities markets for attractive re-entry points. As has long been our practice, we continue to make bottom-up assessments across sectors of potential merger and acquisition activity, asset sales, and shifts in issuers' lines of business, as these events can offer attractive total return opportunities.

Victory Fixed Income Funds (Unaudited)

Victory High Yield Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	9/1/98		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Corporate High-Yield Bond Index[1]
One Year	0.28%	–1.67%	–0.43%	–1.37%	–0.07%	0.52%	–2.08%
Three Year	8.35%	7.62%	7.60%	7.60%	7.94%	8.64%	7.23%
Five Year	3.76%	3.33%	3.04%	3.04%	3.38%	4.04%	3.83%
Ten Year	9.28%	9.05%	8.48%	8.48%	8.87%	N/A	11.12%
Since Inception	5.68%	5.57%	5.04%	5.04%	5.85%	8.29%	N/A
Expense Ratios
Gross	1.13%		1.84%		1.36%	1.04%
With Applicable Waivers	1.00%		1.70%		1.35%	0.76%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory High Yield Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory Tax-Exempt Fund

Portfolio Holdings

As a Percentage of Total Investments

Fund Performance Summary

The Victory Tax-Exempt Fund (the "Fund") seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital. The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), in 2018. The Fund (Class A Shares at net asset value) returned 0.69%, compared with an Index return of 1.28%.

During the period, the Fund had a longer duration than the Index, meaning that its holdings were more sensitive to changes in interest rates. This was the most significant detractor from relative performance in a year of rising rates. Security selection in housing and power also detracted. Overall security selection and asset allocation both contributed positively to relative performance for the year.

Market Review

The fourth quarter of 2018 was an all-you-can-eat banquet of worry for investors, particularly in equities and corporate bonds. Among the concerns, rising interest rates and an aging economic boom at home, slowing economies overseas, trade disputes, tumbling energy prices, dysfunction in Washington, scandals over online privacy and election meddling, and a bungling Brexit.

Despite a solid U.S. economy with nearly full employment and tame inflation, major equity indexes had their worst December since the Great Depression and their worst year since the Great Recession. Double-digit declines in the fourth quarter and negative returns for the year were the rule among major domestic and global equity indexes.

In spite of increased volatility and rising yields in non-Treasury sectors, fixed income markets fared better, posting mixed but mostly positive returns for the year.

The Bloomberg Barclays High Yield Municipal Bond Index was the standout in fixed income for 2018 as Puerto Rico's long-beleaguered bonds rallied to return 36.4%.

U.S. Economic Outlook

Economic growth is expected to slow in 2019, but recent economic data indicate that the U.S. economy remains healthier than market gyrations would suggest. Without taking the impact of the current U.S. government shutdown into account, we are comfortable with consensus expectations for U.S. gross domestic product (GDP) growth around 2.6% in 2019, inflation near the U.S. Federal Reserve's (the "Fed") target of 2.0%, and unemployment around 4.0%.

Rates and Central Banks

In December, the Fed raised its benchmark interest rate for the fourth time in 2018 and the ninth time since 2015. It also indicated that there could be two more increases in 2019. The

Victory Fixed Income Funds (Unaudited)

Victory Tax-Exempt Fund (continued)

December increase, coming as it did during a market shakeup, seemed to shift investor focus from concern about inflation to a fear that the Fed could thwart growth or even tip the economy into recession by raising rates too aggressively. The Fed has indicated that it will continue to watch both economic and market indicators closely as it deliberates on future increases.

Although the gradual and much-anticipated interest rate increases in the U.S. demonstrate the Fed's confidence in a U.S. economy that is currently on sound footing, the direction of Fed and European Central Bank policy signal that central banks are becoming less willing and less able to suppress the kind of market volatility that marked the fourth quarter.

Municipal Market Recap

Municipal bonds, which tend to track the Treasury market, outperformed corporate bonds and numerous other non-Treasury sectors in 2018. Municipals also benefitted from tight supply and a domestic focus as investors grew anxious about overseas economies and trade issues.

Nonetheless, the investment grade municipal market faced some headwinds at various points in the year due to rising rates, uncertainty about the midterm elections, and some tax changes for institutional investors.

Supply was tight during much of the year as the market recovered from a surge of issuance that occurred in late 2017 before an overhaul of tax laws.

Municipal Outlook

We expect a seasonal increase in supply early in 2019, but not enough to change the current dynamics in the municipal market.

In addition, we believe that the tax reforms that took effect in 2018 will continue to support increased demand for tax-exempt municipals as individuals, particularly those in high-tax states, seek to offset the loss of other deductions.

Portfolio Review

Our municipal strategy throughout much of the year was a combination of risk reduction and heightened attention to select lower-rated and unrated bonds that we believed could retain or enhance their attractiveness to investors when the market turns more cautious.

Our strategy in the fourth quarter included measured increases in duration and risk as market conditions became more favorable due to limited supply and a rally in Treasuries, particularly those with longer maturities.

In keeping with our risk discipline, we did not hold Puerto Rico's bonds. Despite their strong outperformance in 2018, these bonds remain in default and do not meet our investment standards.

We continue to favor bonds from states with higher income taxes since we believe the relatively stable retail demand in these states can allow us to react quickly to rising interest rates or other negative developments in the market.

As always, we seek bonds that we believe represent a good value. Due to the number of issuers and the inherent inefficiencies in the municipal market, in-depth research remains a top priority for us.

Victory Fixed Income Funds (Unaudited)

Victory Tax-Exempt Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class Y
INCEPTION DATE	2/16/93		8/7/00		5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]
One Year	0.69%	–1.30%	–0.01%	–0.96%	0.80%	1.28%
Three Year	2.32%	1.64%	1.50%	1.50%	2.43%	2.30%
Five Year	3.59%	3.18%	2.77%	2.77%	3.71%	3.82%
Ten Year	4.34%	4.13%	3.52%	3.52%	N/A	4.85%
Since Inception	4.50%	4.42%	3.72%	3.72%	3.96%	N/A
Expense Ratios
Gross	0.96%		1.74%		0.73%
With Applicable Waivers	0.80%		1.60%		0.69%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Tax-Exempt Fund — Growth of $10,000

1The Bloomberg Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Bloomberg Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory High Income Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Fund Performance Summary

The Victory High Income Municipal Bond Fund (the "Fund") seeks to provide a high current income exempt from federal income taxes with a secondary objective of capital appreciation. The Fund underperformed its primary benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), in 2018. The Fund (Class A Shares at net asset value) returned 0.34% and the Index returned 1.28%.

The Fund also underperformed its secondary index, the Bloomberg Barclays High Yield Municipal Bond Index, which returned 4.8%. This index is composed of bonds that are unrated or rated below investment grade, whereas the Fund is primarily investment grade.

The Fund had a higher duration than the Index throughout the year, making it more sensitive to rising rates. This was the main source of the Fund's underperformance. Asset allocation and security selection had positive impacts on relative performance.

Market Review

The fourth quarter of 2018 was an all-you-can-eat banquet of worry for investors, particularly in equities and corporate bonds. Among the concerns: rising interest rates and an aging economic boom at home, slowing economies overseas, trade disputes, tumbling energy prices, dysfunction in Washington, scandals over online privacy and election meddling, and a bungling Brexit.

Despite a solid U.S. economy with nearly full employment and tame inflation, major equity indexes had their worst December since the Great Depression and their worst year since the Great Recession. Double-digit declines in the fourth quarter and negative returns for the year were the rule among major domestic and global equity indexes.

In spite of increased volatility and rising yields in non-Treasury sectors, fixed income markets fared better, posting mixed but mostly positive returns for the year.

The Bloomberg Barclays High Yield Municipal Bond Index was the standout in fixed income for 2018 as Puerto Rico's long-beleaguered bonds rallied to return 36.4%.

U.S. Economic Outlook

Economic growth is expected to slow in 2019, but recent economic data indicate that the U.S. economy remains healthier than market gyrations would suggest. Without taking the impact of the current U.S. government shutdown into account, we are comfortable with consensus expectations for U.S. gross domestic product (GDP) growth around 2.6% in 2019, inflation near the U.S. Federal Reserve's (the "Fed") target of 2.0%, and unemployment around 4.0%.

Rates and Central Banks

In December, the Fed raised its benchmark interest rate for the fourth time in 2018 and the ninth time since 2015. It also indicated that there could be two more increases in 2019. The

Victory Fixed Income Funds (Unaudited)

Victory High Income Municipal Bond Fund (continued)

December increase, coming as it did during a market shakeup, seemed to shift investor focus from concern about inflation to a fear that the Fed could thwart growth or even tip the economy into recession by raising rates too aggressively. The Fed has indicated that it will continue to watch both economic and market indicators closely as it deliberates on future increases.

Although the gradual and much-anticipated interest rate increases in the U.S. demonstrate the Fed's confidence in a U.S. economy that is currently on sound footing, the direction of Fed and European Central Bank policy signal that central banks are becoming less willing and less able to suppress the kind of market volatility that marked the fourth quarter.

Municipal Market Recap

Municipal bonds, which tend to track the Treasury market, outperformed corporate bonds and numerous other non-Treasury sectors in 2018. Municipals also benefitted from tight supply and a domestic focus as investors grew anxious about overseas economies and trade issues.

Nonetheless, the investment grade municipal market faced some headwinds at various points in the year due to rising rates, uncertainty about the midterm elections, and some tax changes for institutional investors.

Supply was tight during much of the year as the market recovered from a surge of issuance that occurred in late 2017 before an overhaul of tax laws.

Municipal Outlook

We expect a seasonal increase in supply early in 2019, but not enough to change the current dynamics in the municipal market.

In addition, we believe that the tax reforms that took effect in 2018 will continue to support increased demand for tax-exempt municipals as individuals, particularly those in high-tax states, seek to offset the loss of other deductions.

Portfolio Review

Our municipal strategy throughout much of the year was a combination of risk reduction and heightened attention to select lower-rated and unrated bonds that we believed could retain or enhance their attractiveness to investors when the market turns more cautious.

In the fourth quarter we increased duration and risk somewhat as market conditions became more favorable due to limited supply and a rally in Treasurys, particularly those with longer maturities.

In keeping with our risk discipline, we did not hold Puerto Rico's bonds. Despite their strong outperformance in 2018, these bonds remain in default and do not meet our investment standards.

We continue to favor bonds from states with higher income taxes since we believe the relatively stable retail demand in these states can allow us to react quickly to rising interest rates or other negative developments in the market.

As always, we seek bonds that we believe represent a good value. Due to the number of issuers and the inherent inefficiencies in the municipal market, in-depth research remains a top priority for us.

Victory Fixed Income Funds (Unaudited)

Victory High Income Municipal Bond Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]	Bloomberg Barclays High Yield Municipal Bond Index[2]
One Year	0.34%	–1.67%	–0.43%	–1.40%	0.57%	1.28%	4.76%
Three Year	2.63%	1.94%	1.84%	1.84%	2.86%	2.30%	5.78%
Five Year	5.02%	4.60%	4.22%	4.22%	5.27%	3.82%	6.53%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	4.90%	4.66%	4.17%	4.17%	5.11%	N/A	N/A
Expense Ratios
Gross	0.96%			1.73%	0.73%
With Applicable Waivers	0.80%			1.57%	0.57%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory High Income Municipal Bond Fund — Growth of $10,000

1The Bloomberg Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Bloomberg Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment.

2The Bloomberg Barclays High Yield Municipal Bond Index is generally considered to be representative of the investable universe of the U.S high-yield municipal debt market. The Bloomberg Barclays High Yield Municipal Bond Index is not available for direct investment. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory Floating Rate Fund

Portfolio Holdings

As a Percentage of Total Investments

Fund Performance Summary

The Victory Floating Rate Fund (the "Fund") underperformed its primary benchmark, the S&P/LSTA U.S. Leveraged Loan Index (the "Index"), in 2018. The Fund (Class A Shares at net asset value) returned 0.43% and the Index returned 0.44%. The Fund seeks to provide a high level of current income.

During the period, security selection contributed positively to performance relative to the Index, most notably in drug makers, business equipment & services and telecommunications. Asset allocation, including an allocation to high yield bonds, which aren't in the benchmark, also contributed.

Detractors from relative performance included security selection in Health Care, Consumer Discretionary and Industrials, along with an underweight in unrated loans.

Market Review

The final months of 2018 were an all-you-can-eat banquet of worry for investors, particularly in equities and corporate bonds. Among the concerns: rising interest rates and an aging economic boom at home, slowing economies overseas, trade disputes, tumbling energy prices, dysfunction in Washington, scandals over online privacy and election meddling, and a bungling Brexit.

The concerns that shook the markets in the fourth quarter were not new — there had been spikes in volatility in the first and second quarters of the year — but a strong domestic economy and solid corporate earnings limited their impact on returns until the fourth quarter.

Leveraged Loan Market Recap

The leveraged loan market had been relatively immune to the volatility that rocked the rest of the market at times during the year, but that changed in late October when a flight by retail investors accelerated.

The Index and the Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the fourth quarter as the weakest performers in fixed income, returning -3.5% and -4.5%, respectively in the quarter.

Investor concerns were triggered by articles in the financial press that focused on overly generous terms for borrowers, an expectation that short-term interest rate increases could slow, and movements in Treasury yields that many investors viewed as an indication that recession could become more likely.

Yields that reset periodically as rates rise are a key advantage of this asset class. However, with demand for loan investments outstripping supply through much of the year, the benefit of rising rates was offset somewhat as borrowers took advantage of opportunities to refinance

Victory Fixed Income Funds (Unaudited)

Victory Floating Rate Fund (continued)

at ever-lower rates. In addition, many borrowers chose to peg their rates to the 1-month LIBOR as rates increased.

The silver lining in the Index's fourth-quarter underperformance is that it curtailed the tendency toward increasingly generous loan terms for borrowers and brought refinancing to a near standstill.

Leveraged Loan Market Outlook

Much of the stability that typically prevails in the leveraged loan market stems from collateralized loan obligations ("CLOs"), which make up 64% of the market and are generally buy-and-hold investments for institutional investors.

CLO issuance reached a record $128 billion in 2018 and 2019 estimates range from $90 billion to $140 billion. Accordingly, we expect CLOs to continue to dampen volatility in the leveraged loan market.

In terms of rates, we expect the U.S. Federal Reserve (the "Fed") to raise the federal funds rate once or twice in 2019. We currently expect 3-month LIBOR between 3% and 3.25% by the end of 2019. These moves will of course be contingent on economic data.

As frustrating as refinancing activity was in terms of diminishing the favorable impact of rising short-term rates on leveraged loan yields, there was an offsetting benefit: it has pushed maturities further into the future, forestalling principal repayments and making interest expense increasingly manageable for borrowers.

Maturities don't begin to significantly ramp up until 2022 and, barring another credit crisis, those maturities are likely to keep being pushed even further into the future.

In our view, this is particularly important given the increasing concern throughout securities markets that the end of the credit cycle is nearing, which would lead to a spike in defaults and attendant credit losses.

The trailing-12-month loan default rate in leveraged loans was 1.6% at the end of 2018, well below the historical average of 3.0%, according to S&P Global Market Intelligence.

In summary, liquidity remains abundant, cash flow coverage of interest is ample, and maturities are a non-issue. Accordingly, we expect this favorable environment to continue into 2020.

Portfolio Review

During the fourth quarter, we continued to keep our high yield bond holdings under 10% for the second quarter in a row. The Fund was overweight in energy and metals & mining in the first quarter, but subsequently shifted to an underweight that had a positive impact on relative performance.

In navigating investment challenges, the Fund follows a high-conviction strategy. It typically has 100 to 150 holdings, compared with competitors that may have several times that number. As the current business cycle shows signs of maturing, we believe that being tightly focused on relatively few issuers gives us an advantage in carefully reviewing companies and credit agreements — and avoiding weak borrowers that may struggle when the environment turns less forgiving.

Victory Fixed Income Funds (Unaudited)

Victory Floating Rate Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P\LSTA U.S. Leveraged Loan Index[1]
One Year	0.43%	–1.62%	–0.38%	–1.33%	–0.13%	0.64%	0.44%
Three Year	5.39%	4.67%	4.59%	4.59%	4.82%	5.66%	4.83%
Five Year	2.35%	1.93%	1.55%	1.55%	1.80%	2.59%	3.05%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	3.98%	3.75%	3.25%	3.25%	3.50%	4.18%	N/A
Expense Ratios
Gross	1.10%		1.87%		2.26%	0.88%
With Applicable Waivers	1.00%		1.80%		1.56%	0.78%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Floating Rate Fund — Growth of $10,000

1The S&P/LSTA (Loan Syndications and Trading Association) U.S. Leveraged Loan Index covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar denominated institutional leveraged loans. The S&P/LSTA U.S. Leveraged Loan Index is not available for direct investment. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory Strategic Income Fund

Portfolio Holdings

As a Percentage of Total Investments

Fund Performance Summary

The Victory Strategic Income Fund (the "Fund") seeks to provide a high current income with a secondary objective of capital appreciation. The Fund returned -0.66% (Class A shares at net asset value), in 2018, underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index"), which returned 0.01%.

During the period, the Fund's holdings in high yield bonds and credit default swaps, which are not in the Index, detracted from performance relative to the Index, as did an overweight in BBB-rated bonds, particularly those with maturities of 3- to 10-years. Treasury futures helped hedge the Fund's interest rate risk relative to the Index.

An allocation to floating rate bank loans, which are not in the Index, was a strong contributor to relative performance, as was an underweight in longer-term corporate bonds rated AAA to A. Security selection in agency mortgage-backed securities and asset-backed securities also was positive.

Market Review

The final months of 2018 were an all-you-can-eat banquet of worry for investors, particularly in equities and corporate bonds. Among the concerns: rising interest rates and an aging economic boom at home, slowing economies overseas, trade disputes, tumbling energy prices, dysfunction in Washington, scandals over online privacy and election meddling, and a bungling Brexit.

The concerns that shook the markets in the fourth quarter were not new and there were spikes in volatility in the first and second quarters, but a strong domestic economy and solid corporate earnings limited their impact on returns until the fourth quarter.

Despite a solid U.S. economy with nearly full employment and tame inflation, major equity indexes had their worst December since the Great Depression and their worst year since the Great Recession. Double-digit declines in the fourth quarter and negative returns for the year were the rule among major domestic and global equity indexes.

In spite of increased volatility and rising yields in non-Treasury sectors, fixed income markets fared better, posting mixed but mostly positive returns for the year. The 10-year Treasury returned 0.0% in 2018.

Rates and Central Banks

In December, the U. S. Federal Reserve (the "Fed") raised its benchmark interest rate for the fourth time in 2018 and the ninth time since 2015. It also indicated that there could be two more increases in 2019. The December increase, coming as it did during a market shakeup, seemed to shift investor focus from concern about inflation to a fear that the Fed

Victory Fixed Income Funds (Unaudited)

Victory Strategic Income Fund (continued)

could thwart growth or even tip the economy into recession by raising rates too aggressively. The Fed has indicated that it will continue to watch both economic and market indicators closely as it deliberates on future increases.

Meanwhile, the Fed's European counterpart, the European Central Bank (ECB), is proceeding with plans to stop its massive securities purchases despite slowing growth.

Although the gradual and much-anticipated interest rate increases in the U.S. demonstrate the Fed's confidence in a U.S. economy that is currently on sound footing, the direction of Fed and ECB policy signal that central banks are becoming less willing and less able to suppress the kind of market volatility that marked the fourth quarter.

Market Outlook

We believe that securities markets have entered a fundamentally more volatile phase as the credit cycle and domestic economic expansion mature while central banks take a less accommodative approach. By historical standards, higher average volatility is the more typical market environment, but the fourth quarter clearly showed that investors may not take it calmly.

Portfolio Review

Since we believe that the risks in interest rates, market volatility and credit have shifted higher, we continued to see value in positioning the Fund somewhat defensively throughout 2018.

We reduced the Fund's exposure to some of the market's traditionally riskier sectors during 2018, cutting exposure to floating rate loans and high yield, and increasing holdings in investment grade corporate bonds and asset-backed securities.

While we believe caution is warranted, we still think there are potential opportunities in asset-backed securities and more liquid, lower-volatility, shorter-duration corporate bonds.

In addition, we expect market volatility to present some attractive tactical opportunities for investors whose overall risk-conscious positioning affords them the flexibility to take advantage. We will not hesitate to purchase attractive assets that appear to us to be temporarily oversold or sell those same assets once they have reached or exceeded our fair value estimates.

As always, we believe that careful research and active portfolio management are the keys to investment success. We focus on investments that our research identifies as high quality and liquid while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Victory Fixed Income Funds (Unaudited)

Victory Strategic Income Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	–0.66%	–2.68%	–1.45%	–2.41%	–1.15%	–0.45%	0.01%
Three Year	3.51%	2.81%	2.71%	2.71%	3.09%	3.75%	2.06%
Five Year	2.31%	1.90%	1.50%	1.50%	1.90%	2.55%	2.52%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	3.91%	3.68%	3.19%	3.19%	3.54%	4.11%	N/A
Expense Ratios
Gross	1.09%		1.91%		1.63%	0.97%
With Applicable Waivers	0.97%		1.76%		1.36%	0.76%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Strategic Income Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Principal Amount	Value
Asset Backed Securities (2.1%)
Drive Auto Receivables Trust, Series 2017-3, Class B, 2.30%, 5/17/21, Callable 7/15/20 @ 100	$64,499	$64,423
Drive Auto Receivables Trust, Series 2017-1, Class B, 2.36%, 3/15/21, Callable 7/15/20 @ 100 (a)	27,888	27,876
DT Auto Owner Trust, Series 2017-2A, Class B, 2.44%, 2/15/21, Callable 9/15/20 @ 100 (a) (b)	60,329	60,291
DT Auto Owner Trust, Series 2017-3A, Class B, 2.40%, 5/17/21, Callable 1/15/21 @ 100 (b)	116,097	115,886
Santander Drive Auto Receivables Trust, Series 2017-3, Class B, 2.19%, 3/15/22, Callable 12/15/20 @ 100 (a)	235,000	233,324
Santander Retail Auto Lease Trust, Series 2018-A, Class B, 3.20%, 4/20/22, Callable 3/20/21 @ 100 (a) (b)	225,000	224,345
Total Asset Backed Securities (Cost $728,768)		726,145
Collateralized Mortgage Obligations (2.5%)
Commercial Mortgage Trust, Series 2012-CR4, Class B, 3.70%, 10/15/45 (b)	305,000	292,624
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.65%, 1/10/45 (a) (b) (c)	250,000	262,232
WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class B, 4.70%, 4/15/45	300,000	306,851
Total Collateralized Mortgage Obligations (Cost $929,064)		861,707
Corporate Bonds (23.9%)
Communication Services (2.4%):
AT&T, Inc. 2.30%, 3/11/19 (a)	500,000	499,200
5.15%, 11/15/46, Callable 5/15/46 @ 100 (a)	226,000	210,429
SES Global Americas Holdings GP, 5.30%, 3/25/44 (b)	135,000	116,875
		826,504
Consumer Discretionary (1.7%):
Hasbro, Inc., 6.35%, 3/15/40	115,000	120,897
Magna International, Inc., 3.63%, 6/15/24, Callable 3/15/24 @ 100	245,000	241,893
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	145,000	138,843
Ross Stores, Inc., 3.38%, 9/15/24, Callable 6/15/24 @ 100	70,000	69,110
		570,743
Consumer Staples (0.8%):
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100	52,000	52,080
Mead Johnson Nutrition Co., 4.60%, 6/1/44, Callable 12/1/43 @ 100 (a)	105,000	107,621
Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	92,000	89,720
		249,421
Energy (1.3%):
Dolphin Energy Ltd., 5.89%, 6/15/19 (b)	65,400	65,815
Exxon Mobil Corp., 4.11%, 3/1/46, Callable 9/1/45 @ 100	40,000	40,613
Marathon Petroleum Corp. 6.50%, 3/1/41, Callable 9/1/40 @ 100	65,000	69,933
5.85%, 12/15/45, Callable 6/15/45 @ 100	50,000	49,669

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Statoil ASA, 3.95%, 5/15/43	$65,000	$61,898
Valero Energy Corp., 6.63%, 6/15/37	140,000	154,302
		442,230
Financials (8.7%):
Aflac, Inc. 2.88%, 10/15/26, Callable 7/15/26 @ 100	185,000	172,118
4.75%, 1/15/49, Callable 7/15/48 @ 100	30,000	30,612
Alleghany Corp., 4.90%, 9/15/44, Callable 3/15/44 @ 100	89,000	89,373
Bank of America Corp. 2.33%, (LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (d)	130,000	127,205
2.50%, 10/21/22, Callable 10/21/21 @ 100, MTN	285,000	273,579
3.25%, 10/21/27, Callable 10/21/26 @ 100	100,000	92,572
BB&T Corp., 2.75%, 4/1/22, MTN, Callable 3/1/22 @ 100	260,000	255,198
Cincinnati Financial Corp., 6.13%, 11/1/34	135,000	157,673
Citigroup, Inc., 3.88%, (LIBOR03M+117bps), 1/24/39, Callable 1/24/38 @ 100 (d)	100,000	89,413
JPMorgan Chase & Co., 5.60%, 7/15/41	115,000	129,963
KeyBank NA, 2.25%, 3/16/20	580,000	573,712
Morgan Stanley 3.75%, 2/25/23 (a)	300,000	299,478
3.13%, 7/27/26, MTN	205,000	188,961
Newcrest Finance Pty Ltd., 5.75%, 11/15/41 (b)	95,000	94,110
The Goldman Sachs Group, Inc., 2.35%, 11/15/21, Callable 11/15/20 @ 100	115,000	110,797
UBS Group Funding Switzerland AG, 2.95%, 9/24/20 (a) (b)	250,000	247,343
Wells Fargo & Co., 4.90%, 11/17/45 (a)	80,000	77,921
		3,010,028
Health Care (2.4%):
Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	70,000	65,586
Express Scripts Holding Co., 2.25%, 6/15/19 (a)	210,000	209,080
Gilead Sciences, Inc. 4.40%, 12/1/21, Callable 9/1/21 @ 100 (a)	465,000	479,554
4.80%, 4/1/44, Callable 10/1/43 @ 100	70,000	69,889
		824,109
Industrials (2.4%):
AerCap Ireland Capital Ltd., 3.75%, 5/15/19 (a)	400,000	399,936
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	60,000	51,329
Kansas City Southern, 4.95%, 8/15/45, Callable 2/15/45 @ 100	75,000	75,686
Rockwell Automation, Inc., 6.25%, 12/1/37	60,000	72,319
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100	56,000	54,291
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (a)	137,000	120,652
		774,213
Information Technology (0.8%):
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	84,000	88,813
NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100	85,000	83,039
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	95,000	94,844
		266,696

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Materials (1.8%):
LyondellBasell Industries NV, 5.00%, 4/15/19, Callable 2/7/19 @ 100 (a)	$490,000	$490,318
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25, Callable 3/15/25 @ 100	80,000	80,179
5.20%, 11/2/40	50,000	55,315
		625,812
Utilities (1.6%):
Arizona Public Service Co., 2.95%, 9/15/27, Callable 6/15/27 @ 100	120,000	112,739
Consolidated Edison, Inc., 6.30%, 8/15/37	110,000	134,383
Iberdrola International BV 6.75%, 9/15/33	35,000	40,267
6.75%, 7/15/36 (e)	28,000	33,453
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	105,000	115,615
Public Service Enterprise Group, Inc., 4.00%, 6/1/44, Callable 12/1/43 @ 100	115,000	110,502
		546,959
Total Corporate Bonds (Cost $8,461,675)		8,136,715
Residential Mortgage Backed Securities (1.5%)
Ameriquest Mortgage Securities, Inc., Series 2003-5, Class A6, 4.16%, 4/25/33, Callable 1/25/19 @ 100 (a) (c)	43,852	43,761
Countrywide Home Loans, Inc., Series 2002-19, Class 1A1, 6.25%, 11/25/32, Callable 1/25/19 @ 100	61,764	61,764
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 3.83% (LIBOR01M+132bps), 10/25/32, Callable 1/25/19 @ 100 (d)	91,851	91,518
GSR Mortgage Loan Trust, Series 2004-10F, Class 6A1, 5.00%, 9/25/34, Callable 1/25/19 @ 100 (a)	15,949	15,949
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 11/25/19, Callable 5/25/19 @ 100 (a)	12,330	12,303
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 8/25/37 @ 100 (a) (b) (c)	133,196	132,368
Prime Mortgage Trust, Series 2004-2, Class A3, 5.25%, 11/25/19, Callable 1/25/19 @ 100 (a)	5,050	5,050
Residential Funding Mortgage Securities I, Inc., Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/19 @ 100 (a)	18,794	18,792
Structured Asset Securities Corp., Series 2004-21XS, Class 2A6A, 5.24%, 12/25/34, Callable 1/25/19 @ 100 (a) (c)	189	189
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y, Class 3A1, 4.92%, 11/25/34, Callable 1/25/19 @ 100 (a) (c)	115,810	115,810
Wells Fargo Mortgage Backed Securities Trust, Series 2005-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/19 @ 100 (a)	7,986	7,986
Total Residential Mortgage Backed Securities (Cost $508,820)		505,490

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
U.S. Government Mortgage Backed Agencies (63.6%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 (a)	$37,575	$38,281
Series 4139, Class DA, 1.25%, 12/15/27 (a)	521,043	493,767
Series 4395, Class PA, 2.50%, 4/15/37 (a)	170,736	165,930
5.50%, 6/1/38	55,079	59,373
7.00%, 9/1/38 (a)	18,346	20,922
Series 4320, Class AP, 3.50%, 7/15/39 – 3/1/48 (a)	1,618,315	1,625,074
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40 (a)	630,607	611,214
4.50%, 1/1/41 – 7/1/44 (a)	669,291	698,372
Series 4049, Class AB, 2.75%, 12/15/41 (a)	101,954	101,033
Series 4494, Class JA, 3.75%, 5/15/42 (a)	350,254	357,639
		4,171,605
Federal National Mortgage Association 6.00%, 8/1/21 – 2/1/37 (a)	272,492	300,317
5.50%, 4/1/22 – 1/1/38 (a)	168,371	180,775
7.00%, 8/1/23 – 6/1/32 (a)	25,165	28,248
7.50%, 12/1/29 – 2/1/31 (a)	27,196	30,761
8.00%, 6/1/30 – 9/1/30 (a)	18,518	21,272
5.00%, 12/1/34 – 11/1/36	11,984	12,785
4.63%, (LIBOR12M+166bps), 12/1/36 (a) (d)	38,908	39,686
4.50%, 12/1/38 – 5/25/40 (a)	575,983	596,432
Series 2013-33, Class UD, 2.50%, 4/25/39 – 12/25/47 (a)	391,839	380,214
Series 2013-137, Class A, 3.50%, 1/25/49 (a) (f)	2,800,000	2,799,121
Series 2013-137, Class A, 3.50%, 3/25/40 – 12/25/50 (a)	3,049,128	3,061,219
Series 2011-101, Class LA, 3.00%, 1/25/49 (a) (f)	1,900,000	1,852,865
Series 2011-101, Class LA, 3.00%, 10/25/40 – 1/25/49 (a)	2,760,129	2,704,142
Series 2013-81, Class KA, 2.75%, 9/25/42	379,547	371,093
Series 2013-44, Class PB, 1.75%, 1/25/43	345,316	321,222
4.00%, 1/25/49 (a) (f)	2,100,000	2,140,719
4.00%, 5/1/43 – 1/25/49 (a)	2,008,607	2,059,366
		16,900,237
Government National Mortgage Association Series 2016-116, Class GA, 1.75%, 11/20/44	681,588	640,378
Multi-family (0.1%):
Collateralized Mortgage Obligations (0.1%):
Government National Mortgage Association 6.00%, 12/15/33 (a)	23,421	26,199
Total U.S. Government Mortgage Backed Agencies (Cost $21,875,278)		21,738,419
U.S. Treasury Obligations (20.7%)
U.S. Treasury Bonds 2.88%, 5/15/43 (a)	561,000	547,703
3.00%, 2/15/48	1,520,000	1,512,008
U.S. Treasury Notes 2.75%, 9/30/20	330,000	331,251
2.75%, 8/31/23	1,626,000	1,644,363
2.88%, 10/31/23	450,000	457,547

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares or Principal Amount	Value
2.00%, 8/15/25 (a)	$1,058,000	$1,020,156
2.75%, 2/15/28 (a)	1,328,000	1,334,925
2.88%, 8/15/28	210,000	213,249
Total U.S. Treasury Obligations (Cost $6,822,203)		7,061,202
Collateral for Securities Loaned^ (0.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (g)	6,356	6,356
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (g)	9,185	9,185
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (g)	284	284
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (g)	3,531	3,531
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (g)	5,650	5,650
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (g)	8,475	8,475
Total Collateral for Securities Loaned (Cost $33,481)		33,481
Total Investments (Cost $39,359,289) — 114.4%		39,063,159
Liabilities in excess of other assets — (14.4)%		(4,922,979)
NET ASSETS — 100.00%		$34,140,180

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $1,611,889 and amounted to 4.7% of net assets.

(c)  The rate for certain asset backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2018.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2018.

(e)  All or a portion of this security is on loan.

(f)  Security purchased on a when-issued basis.

(g)  Rate disclosed is the daily yield on December 31, 2018.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

MTN — Medium Term Note

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	17	3/29/19	$1,924,481	$1,949,688	$25,207

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	18	3/20/19	$2,163,939	$2,196,282	$(32,343)
2-Year U.S.Treasury Note Future	7	3/29/19	1,477,148	1,486,188	(9,040)
30-Year U.S. Treasury Bond Future	6	3/20/19	841,025	876,000	(34,975)
					$(76,358)
	Total unrealized appreciation				$25,207
	Total unrealized depreciation				(76,358)
	Total net unrealized depreciation				$(51,151)

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instrument	Pay Fixed Deal Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 31	5.00%	12/20/23	Daily	4.46%	$3,300,000	$67,403	$237,210	$(169,807)

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Principal Amount	Value
Asset Backed Securities (15.1%)
American Express Credit Account Master Trust, Series 2014-1, Class B, 2.96% (LIBOR01M+50bps), 12/15/21 (a) (b)	$6,400,000	$6,402,272
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.24%, 4/8/22, Callable 12/8/20 @ 100 (b)	4,435,000	4,369,952
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.40%, 5/18/22, Callable 2/18/21 @ 100 (b)	2,715,000	2,684,217
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class D, 3.34%, 8/8/21, Callable 1/8/20 @ 100 (b)	2,600,000	2,599,415
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class B, 3.26%, 1/18/24, Callable 1/18/22 @ 100 (b)	3,200,000	3,205,126
Avis Budget Rental Car Funding (AESOP) LLC, Series 2014-1, Class A, 2.46%, 7/20/20 (b) (c)	2,000,000	1,994,826
Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class B, 2.22%, 5/16/22, Callable 4/15/21 @ 100 (b) (c)	4,180,000	4,114,917
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98%, 1/18/22, Callable 8/15/20 @ 100 (b) (c)	1,952,202	1,950,568
Drive Auto Receivables Trust, Series 2017-1, Class B, 2.36%, 3/15/21, Callable 7/15/20 @ 100 (b)	299,228	299,099
Drive Auto Receivables Trust, Series 2018-2, Class B, 3.22%, 4/15/22, Callable 1/15/21 @ 100 (b)	5,140,000	5,135,945
DT Auto Owner Trust, Series 2017-2A, Class B, 2.44%, 2/15/21, Callable 9/15/20 @ 100 (b) (c)	634,763	634,367
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46%, 3/15/22, Callable 10/15/20 @ 100 (b)	6,835,000	6,793,498
Santander Drive Auto Receivables Trust, Series 2017-3, Class B, 2.19%, 3/15/22, Callable 12/15/20 @ 100 (b)	2,540,000	2,521,892
Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.21%, 10/15/21, Callable 6/15/20 @ 100 (b)	3,125,000	3,116,063
Santander Retail Auto Lease Trust, Series 2018-A, Class B, 3.20%, 4/20/22, Callable 3/20/21 @ 100 (b) (c)	2,400,000	2,393,011
World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.12%, 3/15/24 (b)	3,155,000	3,112,360
Total Asset Backed Securities (Cost $51,638,217)		51,327,528
Collateralized Mortgage Obligations (5.0%)
BX Trust, Series 2017-SLCT, Class B, 3.66% (LIBOR01M+120bps), 7/15/34 (a) (b) (c)	1,275,000	1,272,109
BX Trust, Series 2017-APPL, Class A, 3.34% (LIBOR01M+88bps), 7/15/34 (a) (b) (c)	1,342,105	1,328,742
COMM Mortgage Trust, Series 2014-CR15, Class A2, 2.93%, 2/10/47 (b)	2,339,023	2,338,054
Galaxy CLO Ltd., Series 2017-24A, Class A, 3.56% (LIBOR03M+112bps), 1/15/31, Callable 1/15/20 @ 100 (a) (b) (c)	2,000,000	1,971,700
Great Wolf Trust, Series 2017-WOLF, Class A, 3.46% (LIBOR01M+85bps), 9/15/34 (a) (b) (c)	1,500,000	1,484,526
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.65%, 1/10/45 (b) (c) (d)	3,500,000	3,671,246

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Steele Creek CLO Ltd., Series 2017-1A, Class A, 3.69% (LIBOR03M+125bps), 1/15/30, Callable 1/15/20 @ 100 (a) (b) (c)	$2,825,000	$2,791,052
Voya CLO Ltd., Series 2017-4A, Class A1, 3.57% (LIBOR03M+113bps), 10/15/30, Callable 10/15/19 @ 100 (a) (b) (c)	2,000,000	1,987,800
Total Collateralized Mortgage Obligations (Cost $17,165,960)		16,845,229
Corporate Bonds (46.8%)
Communication Services (2.9%):
AT&T, Inc. 2.45%, 6/30/20, Callable 5/30/20 @ 100 (b)	3,500,000	3,458,385
3.96%, (LIBOR03M+118bps), 6/12/24 (a)	887,000	858,483
Electronic Arts, Inc., 3.70%, 3/1/21, Callable 2/1/21 @ 100 (b)	4,185,000	4,216,806
Verizon Communications Inc., 3.72%, (LIBOR03M+110bps), 5/15/25, Callable 3/15/25 @ 100 (a) (b)	827,000	802,091
Vodafone Group PLC, 3.43%, (LIBOR03M+99bps), 1/16/24 (a) (b)	871,000	846,812
		10,182,577
Consumer Discretionary (3.2%):
Aptiv PLC, 3.15%, 11/19/20, Callable 10/19/20 @ 100 (b)	1,505,000	1,498,814
Best Buy Co., Inc., 5.50%, 3/15/21, Callable 12/15/20 @ 100 (b)	3,055,000	3,154,104
Hasbro, Inc., 3.15%, 5/15/21, Callable 3/15/21 @ 100 (b)	3,380,000	3,359,416
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (b)	3,283,000	3,222,888
		11,235,222
Consumer Staples (3.1%):
BAT Capital Corp., 2.30%, 8/14/20	3,750,000	3,661,725
Constellation Brands, Inc., 3.21%, (LIBOR03M+70bps), 11/15/21, Callable 10/30/19 @ 100 (a)	2,500,000	2,495,425
Molson Coors Brewing Co., 1.45%, 7/15/19 (b) (e)	2,063,000	2,040,678
Pernod Ricard SA, 5.75%, 4/7/21 (b) (c)	2,176,000	2,281,036
		10,478,864
Energy (4.2%):
Enable Midstream Partner, 2.40%, 5/15/19, Callable 4/15/19 @ 100 (b)	5,000,000	4,972,200
LUKOIL International Finance BV, 6.13%, 11/9/20 (b) (c)	5,185,000	5,341,794
Marathon Petroleum Corp., 3.40%, 12/15/20, Callable 11/15/20 @ 100 (b)	1,850,000	1,848,594
Pioneer Natural Resource Co., 7.50%, 1/15/20 (b)	2,085,000	2,165,544
		14,328,132
Financials (10.6%):
Bank of America Corp. 2.25%, 4/21/20, MTN (b)	2,000,000	1,977,580
2.33%, (LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (a)	1,391,000	1,361,094
3.44%, (LIBOR03M+96bps), 7/23/24, Callable 7/23/23 @ 100 (a) (b)	879,000	859,231
Capital One Financial Corp. 2.50%, 5/12/20, Callable 4/12/20 @ 100	615,000	607,362
3.45%, 4/30/21, Callable 3/30/21 @ 100 (b)	3,500,000	3,491,320
Citigroup, Inc. 3.84%, (LIBOR03M+107bps), 12/8/21, Callable 11/8/21 @ 100 (a) (b)	3,500,000	3,496,079
3.44%, (LIBOR03M+95bps), 7/24/23, Callable 7/24/22 @ 100 (a) (b)	885,000	864,760

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
HSBC Holdings PLC, 3.64%, (LIBOR03M+100bps), 5/18/24, Callable 5/18/23 @ 100 (a) (b)	$875,000	$850,885
JPMorgan Chase & Co., 3.37%, (LIBOR03M+89bps), 7/23/24, Callable 7/23/23 @ 100 (a) (b)	900,000	877,176
Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/7/19 @ 102.69	637,000	606,743
Marsh & McLennan Cos., Inc., 2.35%, 3/6/20, Callable 2/6/20 @ 100	420,000	415,628
Morgan Stanley, 3.81%, (LIBOR03M+122bps), 5/8/24, Callable 5/8/23 @ 100 (a) (b)	875,000	861,525
Newcrest Finance Pty Ltd., 4.20%, 10/1/22 (c)	725,000	729,560
Regions Bank, 3.37%, (LIBOR03M+50bps), 8/13/21, Callable 8/13/20 @ 100 (a)	1,000,000	995,300
SVB Financial Group, 5.38%, 9/15/20 (b)	2,573,000	2,654,847
The Goldman Sachs Group, Inc, 4.26%, (LIBOR03M+175bps), 10/28/27, Callable 10/28/26 @ 100 (a) (b)	875,000	849,844
The Goldman Sachs Group, Inc., 3.79%, (LIBOR03M+117bps), 11/15/21, Callable 11/15/20 @ 100 (a) (b)	3,500,000	3,492,405
UBS Group Funding Switzerland AG 2.95%, 9/24/20 (b) (c)	3,825,000	3,784,340
3.57%, (LIBOR03M+95bps), 8/15/23, Callable 8/15/22 @ 100 (a) (b) (c)	864,000	841,182
Unum Group, 3.00%, 5/15/21, Callable 4/15/21 @ 100 (b)	4,000,000	3,943,320
ZB NA, 3.50%, 8/27/21	1,785,000	1,781,644
		35,341,825
Health Care (4.6%):
Amgen, Inc., 2.20%, 5/11/20 (b)	3,301,000	3,260,365
Biogen, Inc., 2.90%, 9/15/20 (b)	3,333,000	3,311,702
Celgene Corp., 2.88%, 2/19/21 (b)	4,345,000	4,297,987
Express Scripts Holding Co., 2.25%, 6/15/19 (b)	4,057,000	4,039,231
Halfmoon Parent, Inc., 3.33%, (LIBOR03M+89bps), 7/15/23, Callable 6/15/23 @ 100 (a) (c)	873,000	859,730
		15,769,015
Industrials (2.6%):
Acuity Brands Lighting, Inc., 6.00%, 12/15/19 (b)	2,319,000	2,372,105
Aercap Holdings NV, 4.63%, 10/30/20 (b)	3,715,000	3,741,154
IDEX Corp., 4.50%, 12/15/20, Callable 9/15/20 @ 100 (b)	2,565,000	2,611,811
		8,725,070
Information Technology (6.6%):
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100	2,631,000	2,529,864
FLIR Systems, Inc., 3.13%, 6/15/21, Callable 5/15/21 @ 100	2,375,000	2,342,225
Juniper Networks, Inc., 3.13%, 2/26/19 (b)	7,120,000	7,122,136
Lam Research Group, 2.80%, 6/15/21, Callable 5/15/21 @ 100	3,328,000	3,281,741
NetApp, Inc. 2.00%, 9/27/19 (b)	1,875,000	1,853,325
3.38%, 6/15/21, Callable 4/15/21 @ 100	1,605,000	1,598,676
VMware, Inc., 2.30%, 8/21/20 (b)	3,820,000	3,741,117
		22,469,084
Materials (1.9%):
Anglo American Capital PLC, 4.13%, 4/15/21 (b) (c)	5,725,000	5,708,226
LyondellBasell Industries NV, 6.00%, 11/15/21, Callable 8/17/21 @ 100 (e)	800,000	846,744
		6,554,970

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Real Estate (3.7%):
CubeSmart, LP, 4.80%, 7/15/22, Callable 4/15/22 @ 100	$3,470,000	$3,574,516
Healthcare Trust of America Holdings LP, 3.38%, 7/15/21, Callable 5/15/21 @ 100 (b)	1,410,000	1,400,835
Highwoods Realty LP, 3.20%, 6/15/21, Callable 4/15/21 @ 100 (b)	3,130,000	3,102,769
Ventas Realty, LP, 4.25%, 3/1/22, Callable 12/1/21 @ 100	2,650,000	2,701,516
Welltower, Inc., 6.13%, 4/15/20 (b)	1,650,000	1,703,246
		12,482,882
Utilities (3.4%):
Eversource Energy, 2.50%, 3/15/21, Callable 2/15/21 @ 100 (b)	2,900,000	2,849,047
Exelon Corp., 3.50%, 6/1/22, Callable 5/1/22 @ 100	2,681,000	2,619,846
Iberdrola Finance Ireland Ltd., 5.00%, 9/11/19 (b) (c)	6,027,000	6,091,369
		11,560,262
Total Corporate Bonds (Cost $161,015,545)		159,127,903
Residential Mortgage Backed Securities (6.2%)
Ameriquest Mortgage Securities, Inc., Series 2003-5, Class A6, 4.16%, 4/25/33, Callable 1/25/19 @ 100 (b) (d)	9,973	9,952
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 4.36%, 10/25/33, Callable 1/25/19 @ 100 (b) (d)	1,974,228	1,968,554
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-11, Class 1A31, 5.50%, 6/25/33, Callable 1/25/19 @ 100 (b)	174,757	174,757
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 2A8, 4.50%, 1/15/19 (b)	13,785	13,574
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 4A1, 4.26%, 11/25/34, Callable 1/25/19 @ 100 (b) (d)	1,912,759	1,900,024
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5A1, 5.00%, 8/25/19, Callable 1/25/19 @ 100 (b)	43,186	43,186
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A1, 5.50%, 1/25/20, Callable 5/25/25 @ 100 (b)	67,720	68,003
JPMorgan Mortgage Trust, Series 2017-1, Class A5, 3.50%, 1/25/47, Callable 1/25/41 @ 100 (b) (c) (d)	2,115,727	2,117,966
JPMorgan Mortgage Trust, Series 2017-3, Class 2A2, 2.50%, 8/25/47, Callable 6/25/33 @ 100 (b) (c) (d)	2,431,126	2,338,349
JPMorgan Mortgage Trust, Series 2016-3, Class 1A3, 3.50%, 10/25/46, Callable 3/25/39 @ 100 (b) (c) (d)	1,010,773	1,005,705
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 8/25/37 @ 100 (b) (c) (d)	1,664,953	1,654,592
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 4.30%, 2/25/35, Callable 1/25/19 @ 100 (b) (d)	237,785	237,785
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 11/25/19, Callable 5/25/19 @ 100 (b)	22,321	22,273
JPMorgan Mortgage Trust, Series 2004-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/19 @ 100 (b)	88,038	87,085
JPMorgan Mortgage Trust, Series 2014-5, Class A11, 2.99%, 10/25/29, Callable 9/25/26 @ 100 (b) (c) (d)	4,376,256	4,265,908
Madison Park Funding Ltd., Series 2017-26A, Class AR, 3.71% (LIBOR03M+120bps), 7/29/30, Callable 10/29/19 @ 100 (a) (b) (c)	2,250,000	2,233,283

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1, 2.79% (LIBOR01M+28bps), 11/25/35, Callable 1/25/19 @ 100 (a) (b)	$260,938	$259,699
Prime Mortgage Trust, Series 2004-2, Class A2, 4.75%, 11/25/19, Callable 1/25/19 @ 100 (b)	32,903	32,842
Prime Mortgage Trust, Series 2004-2, Class A3, 5.25%, 11/25/19, Callable 1/25/19 @ 100 (b)	17,724	17,724
Residential Funding Mortgage Securities I, Inc., Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/19 @ 100 (b)	68,424	68,419
Structured Asset Securities Corp., Series 2004-21XS, Class 2A6A, 5.24%, 12/25/34, Callable 1/25/19 @ 100 (b) (d)	978	980
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A2, 4.97%, 12/25/34, Callable 1/25/19 @ 100 (b) (d)	488,445	488,445
Wells Fargo Mortgage Backed Securities Trust, Series 2004-O, Class A1, 4.68%, 8/25/34, Callable 1/25/19 @ 100 (b) (d)	672,241	672,241
Wells Fargo Mortgage Backed Securities Trust, Series 2004-M, Class A7, 4.61%, 8/25/34, Callable 1/25/19 @ 100 (b) (d)	1,096,102	1,096,102
Wells Fargo Mortgage Backed Securities Trust, Series 2003-J, Class 2A1, 4.59%, 10/25/33, Callable 1/25/19 @ 100 (b) (d)	207,219	207,219
Wells Fargo Mortgage Backed Securities Trust, Series 2005-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/19 @ 100 (b)	11,744	11,744
Total Residential Mortgage Backed Securities (Cost $21,430,221)		20,996,411
U.S. Government Mortgage Backed Agencies (9.9%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 8/1/40 (b)	1,294,973	1,373,465
5.50%, 10/25/23 (b)	8,619	8,912
Series 4430, Class NG, 2.50%, 2/15/38 (b)	2,952,156	2,920,709
7.00%, 9/1/38 (b)	8,806	10,043
Series 4320, Class AP, 3.50%, 7/15/39 (b)	1,704,258	1,732,548
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40 (b)	6,731,855	6,524,863
Series 4049, Class AB, 2.75%, 12/15/41 (b)	1,094,889	1,085,001
		13,655,541
Federal National Mortgage Association 6.00%, 2/1/37 (b)	1,534,468	1,699,501
Series 2013-83, Class CA, 3.50%, 10/25/37 – 3/25/40 (b)	4,419,929	4,460,219
Series 2013-33, Class UD, 2.50%, 4/25/39 (b)	2,140,899	2,097,641
Series 2011-21, Class PA, 4.50%, 5/25/40 (b)	4,785,478	4,941,464
Series 2011-101, Class LA, 3.00%, 10/25/40 (b)	1,934,401	1,924,912
5.00%, 2/1/41 – 10/1/41 (b)	4,679,159	4,965,180
		20,088,917
Total U.S. Government Mortgage Backed Agencies (Cost $34,582,796)		33,744,458
U.S. Treasury Obligations (16.8%)
U.S. Treasury Bills, 2.09%, 1/24/19 (f)	21,000,000	20,970,766
U.S. Treasury Notes 1.13%, 1/31/19 (b)	1,429,000	1,427,343
1.63%, 8/31/19 (b)	6,590,000	6,546,768

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares or Principal Amount	Value
2.25%, 3/31/20 (b)	$15,638,000	$15,575,411
2.88%, 10/15/21	12,424,000	12,555,979
Total U.S. Treasury Obligations (Cost $57,035,195)		57,076,267
Collateral for Securities Loaned^ (0.3%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (g)	184,880	184,880
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (g)	267,143	267,143
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (g)	8,249	8,249
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (g)	102,713	102,713
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (g)	164,330	164,330
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (g)	246,510	246,510
Total Collateral for Securities Loaned (Cost $973,825)		973,825
Total Investments (Cost $343,841,759) — 100.1%		340,091,621
Liabilities in excess of other assets — (0.1)%		(190,604)
NET ASSETS — 100.00%		$339,901,017

^  Purchased with cash collateral from securities on loan.

(a)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $64,847,904 and amounted to 19.1% of net assets.

(d)  The rate for certain asset backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2018.

(e)  All or a portion of this security is on loan.

(f)  Rate represents the effective yield at December 31, 2018.

(g)  Rate disclosed is the daily yield on December 31, 2018.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S.Treasury Note Future	265	3/29/19	$55,886,920	$56,262,839	$375,919
5-Year U.S. Treasury Note Future	216	3/29/19	24,394,638	24,772,500	377,862
					$753,781
	Total unrealized appreciation				$753,781
	Total unrealized depreciation				—
	Total net unrealized appreciation				$753,781

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instrument	Pay Fixed Deal Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 31	5.00%	12/20/23	Daily	4.46%	$30,400,000	$620,925	$2,194,180	$(1,573,255)
CDX North America Investment Grade 5 Year Index; Series 31	1.00%	12/20/23	Daily	0.87%	19,000,000	107,462	355,174	(247,712)
						$728,387	$2,549,354	$(1,820,967)

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index or CDX North America Investment Grade 5 Year Index.

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares or Principal Amount	Value
Common Stocks (1.8%)
Communication Services (1.3%):
AMC Networks, Inc., Class A (a) (b)	6,000	$329,280
Cinemark Holdings, Inc.	10,000	358,000
TEGNA, Inc.	33,000	358,710
		1,045,990
Consumer Discretionary (0.5%):
Wynn Resorts Ltd.	4,000	395,640
Total Common Stocks (Cost $1,652,535)		1,441,630
Senior Secured Loans (28.7%)
Ai Ladder Luxembourg Subco Sarl, 1st Lien Term Loan B, 7.02% (LIBOR06M+450bps), 5/4/25 (c)	$796,521	785,569
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 10.09% (LIBOR01M+775bps), 8/15/25, Callable 2/6/19 @ 101 (c)	1,000,000	820,000
Avaya, Inc., 1st Lien Term Loan B, 6.71% (LIBOR01M+425bps), 12/15/24, Callable 2/6/19 @ 100 (c)	643,500	620,173
Bass Pro Group LLC, Term Loan B, 7.34% (LIBOR01M+500bps), 12/16/23, Callable 2/6/19 @ 101 (c)	987,500	942,569
Caesars Resort Collection LLC, 1st Lien Term Loan B, 5.09% (LIBOR01M+275bps), 10/2/24, Callable 2/6/19 @ 100 (c)	990,000	948,984
CPM Holdings, Inc., 6.27% (LIBOR01M+375bps), 10/24/25 (c)	800,000	783,000
Crown Finance US, Inc., 1st Lien Term Loan B, 4.84% (LIBOR01M+250bps), 2/7/25, Callable 2/6/19 @ 100 (c)	645,125	608,566
Dayco Products LLC, 6.96% (LIBOR03M+425bps), 5/19/24, Callable 2/6/19 @ 100 (c)	979,474	952,538
Hertz Corp., Term Loan B1, 5.09% (LIBOR01M+275bps), 6/30/23, Callable 2/6/19 @ 100 (c)	979,644	939,762
Holley Purchaser, Inc., 1st Lien Term Loan, 7.51% (LIBOR03M+500bps), 10/24/25, Callable 2/6/19 @ 101 (c)	1,000,000	975,000
LifeScan Global Corp., 1st Lien Term Loan, 8.40% (LIBOR03M+600bps), 6/19/24, Callable 2/6/19 @ 101 (c)	1,000,000	942,500
Navistar, Inc., 1st Lien Term Loan B, 5.89% (LIBOR01M+350bps), 11/2/24, Callable 2/6/19 @ 100 (c)	992,500	955,281
Packaging Coordinators Midco, Inc., 2nd Lien Term Loan, 11.14% (LIBOR03M+875bps), 7/1/24, Callable 2/6/19 @ 100 (c)	800,000	796,000
PetSmart, Inc., 5.38% (LIBOR01M+300bps), 3/10/22, Callable 2/6/19 @ 100 (c)	984,714	775,462
Radiate Holdco LLC, 5.34% (LIBOR01M+300bps), 2/1/24, Callable 2/6/19 @ 100 (c)	989,924	931,608
Regionalcare Hospital Partners Holdings, Inc., 7.13% (LIBOR03M+450bps), 11/16/25 (c)	1,250,000	1,182,813
Reynolds Group Holdings, Inc., 1st Lien Term Loan B, 5.09% (LIBOR01M+275bps), 2/5/23, Callable 2/6/19 @ 100 (c)	1,300,141	1,235,134
Scientific Games International, Inc., 1st Lien Term Loan B5, 5.25% (LIBOR02M+275bps), 8/14/24, Callable 2/6/19 @ 100 (c)	800,863	749,664
Scientific Games International, Inc., 1st Lien Term Loan B5, 5.27% (LIBOR01M+275bps), 8/14/24, Callable 2/6/19 @ 100 (c)	191,637	179,385
SIWF Holdings, Inc., 10.97% (LIBOR01M+850bps), 5/26/26 (c)	1,000,000	920,000

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Specialty Building Products Holdings LLC, 1st Lien Term Loan, 8.09% (LIBOR01M+575bps), 10/1/25, Callable 2/6/19 @ 101 (c)	$1,000,000	$965,000
Sprint Communications, Inc., 1st Lien Term Loan B, 4.88% (LIBOR01M+250bps), 2/2/24, Callable 2/6/19 @ 100 (c)	992,424	941,980
Stars Group Holdings BV, 5.89% (LIBOR03M+350bps), 6/27/25 (c)	995,000	959,350
Tenneco, Inc., 1st Lien Term Loan B, 5.09% (LIBOR01M+275bps), 6/18/25, Callable 2/6/19 @ 101 (c)	1,000,000	937,000
Utz Quality Foods LLC, 2nd Lien Term Loan, 9.59% (LIBOR01M+725bps), 11/21/25, Callable 2/6/19 @ 101 (c)	700,000	658,000
Verscend Holding Corp., 6.84% (LIBOR01M+450bps), 8/10/25, Callable 2/6/19 @ 101 (c)	648,375	625,682
Windstream Services LLC / Windstream Finance Corp., 5.71% (LIBOR01M+325bps), 2/8/24, Callable 2/6/19 @ 100 (c)	492,413	414,242
Wynn Resorts Ltd., 1st Lien Term Loan B, 4.60% (LIBOR01M+225bps), 10/30/24, Callable 2/6/19 @ 101 (c)	1,000,000	943,130
Total Senior Secured Loans (Cost $24,618,081)		23,488,392
Corporate Bonds (64.7%)
Communication Services (6.5%):
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25, Callable 6/15/20 @ 102.88	1,150,000	1,019,659
AMC Networks, Inc., 4.75%, 8/1/25, Callable 8/1/21 @ 102.38	1,000,000	914,710
Cablevision Systems Corp., 5.88%, 9/15/22 (b)	1,250,000	1,230,138
Hughes Satellite Systems Corp., 6.63%, 8/1/26	1,000,000	918,680
Telesat Canada/Telesat LLC, 8.88%, 11/15/24, Callable 11/15/19 @ 106.66 (d)	1,000,000	1,040,460
Windstream Services LLC / Windstream Finance Corp., 9.00%, 6/30/25, Callable 6/30/21 @ 104.5 (d)	356,000	241,115
		5,364,762
Consumer Discretionary (8.8%):
AV Homes, Inc., 6.63%, 5/15/22, Callable 5/15/19 @ 103.31	325,000	325,351
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 10/15/22 @ 102.94 (b)	1,000,000	790,010
Boyd Gaming Corp., 6.38%, 4/1/26, Callable 4/1/21 @ 103.19	1,000,000	965,380
Delta Merger Sub, Inc., 6.00%, 9/15/26, Callable 9/15/21 @ 104.5 (b) (d)	1,000,000	944,880
Enterprise Development Authority/The, 12.00%, 7/15/24, Callable 7/15/21 @ 109 (d)	1,200,000	1,098,983
Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38 (d)	1,000,000	959,880
Party City Holdings, Inc., 6.63%, 8/1/26, Callable 8/1/21 @ 103.31 (b) (d)	1,000,000	909,440
Travelport Corporate Finance PLC, 6.00%, 3/15/26, Callable 3/15/21 @ 103 (d)	340,000	343,057
Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	1,000,000	835,310
		7,172,291
Consumer Staples (6.8%):
Albertsons Cos. LLC, 5.75%, 3/15/25, Callable 9/15/19 @ 104.31	1,000,000	875,000
B&G Foods, Inc., 4.63%, 6/1/21, Callable 2/7/19 @ 101.16	1,000,000	977,990
Cott Holdings, Inc., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13 (d)	1,000,000	945,410
Dole Food Co., Inc., 7.25%, 6/15/25, Callable 6/15/20 @ 103.63 (d)	1,000,000	900,470
Post Holdings, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5 (d)	1,250,000	1,138,775
Simmons Foods, Inc., 7.75%, 1/15/24, Callable 1/15/21 @ 103.88 (b) (d)	670,000	675,119
		5,512,764

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Energy (1.8%):
Diamond Offshore Drilling, Inc., 4.88%, 11/1/43, Callable 5/1/43 @ 100	$1,400,000	$781,816
Endeavor Energy Resources LP/EER Finance, Inc., 5.50%, 1/30/26, Callable 1/30/21 @ 104.13 (d)	650,000	659,887
		1,441,703
Financials (6.8%):
Compass Group Diversified Holdings LLC, 8.00%, 5/1/26, Callable 5/1/21 @ 104 (d)	1,000,000	991,570
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23, Callable 2/15/20 @ 105.25 (d)	1,000,000	960,510
Gray Escrow, Inc., 7.00%, 5/15/27, Callable 5/15/22 @ 105.25 (d)	1,250,000	1,216,950
Intelsat Jackson Holdings SA, 5.50%, 8/1/23, Callable 2/7/19 @ 102.75	1,250,000	1,098,725
Resideo Funding, Inc., 6.13%, 11/1/26, Callable 11/1/21 @ 104.59 (d)	1,330,000	1,313,402
		5,581,157
Health Care (12.9%):
Air Medical Group Holdings, Inc., 6.38%, 5/15/23, Callable 2/7/19 @ 103.19 (d)	1,000,000	845,010
Avantor, Inc., 9.00%, 10/1/25, Callable 10/1/20 @ 106.75 (d)	1,000,000	999,430
Change Health/Finance, Inc., 5.75%, 3/1/25, Callable 3/1/20 @ 102.88 (d)	1,000,000	933,880
Endo Finance LLC, 6.00%, 2/1/25, Callable 2/1/20 @ 103 (d)	1,000,000	717,500
Polaris Intermediate Corp., 8.50%, 12/1/22, Callable 6/1/19 @ 104 (d)	1,000,000	913,480
Sotera Health Topco, Inc., 8.13%, 11/1/21, Callable 2/7/19 @ 101 (d)	1,000,000	932,680
Surgery Center Holdings, 6.75%, 7/1/25, Callable 7/1/20 @ 103.38 (b) (d)	1,000,000	853,190
Tenet Healthcare Corp., 8.13%, 4/1/22	1,250,000	1,251,599
Valeant Pharmaceuticals International, Inc., 5.88%, 5/15/23, Callable 2/7/19 @ 102.94 (d)	1,250,000	1,153,100
Verscend Escrow Corp., 9.75%, 8/15/26, Callable 8/15/21 @ 104.88 (d)	1,000,000	939,830
Vizient, Inc., 10.38%, 3/1/24, Callable 3/1/19 @ 107.78 (d)	1,000,000	1,059,360
		10,599,059
Industrials (15.1%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 2/7/19 @ 105.53 (b) (d)	1,000,000	800,960
Algeco Global Finance 2 PLC, 10.00%, 8/15/23, Callable 2/15/20 @ 105 (b) (d)	900,000	839,412
Apex Tool Group LLC /BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/15/19 @ 102 (b) (d)	1,000,000	852,230
Beacon Escrow Corp., 4.88%, 11/1/25, Callable 11/1/20 @ 102.44 (b) (d)	1,330,000	1,170,094
Covanta Holding Corp., 5.88%, 7/1/25, Callable 7/1/20 @ 104.41 (b)	1,000,000	919,920
Manitowoc Foodservice, Inc., 9.50%, 2/15/24, Callable 2/15/19 @ 107.13 (b)	800,000	857,208
Pisces Midco, Inc., 8.00%, 4/15/26, Callable 4/15/21 @ 104 (d)	1,000,000	915,000
SRS Distribution, Inc., 8.25%, 7/1/26, Callable 7/1/21 @ 104.13 (b) (d)	1,000,000	919,080
Stevens Holding Co. Inc., 6.13%, 10/1/26, Callable 10/1/23 @ 101.53 (d)	1,000,000	986,310
TransDigm, Inc., 6.50%, 7/15/24, Callable 7/15/19 @ 103.25	1,250,000	1,215,813
Triumph Group, Inc., 4.88%, 4/1/21, Callable 2/7/19 @ 101.22	1,000,000	892,970
United Rentals, Inc., 6.50%, 12/15/26, Callable 12/15/21 @ 103.25	1,250,000	1,231,250
W/S Packaging Holdings, Inc., 9.00%, 4/15/23, Callable 4/15/20 @ 104.5 (d)	800,000	796,000
		12,396,247
Materials (6.0%):
Intertape Polymer Group, Inc., 7.00%, 10/15/26, Callable 10/15/21 @ 103.5 (d)	1,330,000	1,313,375
Plastipak Holdings, Inc., 6.25%, 10/15/25, Callable 10/15/20 @ 103.13 (d)	920,000	822,857
See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares or Principal Amount	Value
Reynolds Group Issuer, Inc. 5.75%, 10/15/20, Callable 2/7/19 @ 100	$969,108	$966,579
7.00%, 7/15/24, Callable 7/15/19 @ 103.5 (b) (d)	1,000,000	945,010
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 4/15/21 @ 103.88 (d)	1,000,000	861,100
		4,908,921
Total Corporate Bonds (Cost $56,246,442)		52,976,904
Collateral for Securities Loaned^ (12.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (e)	1,976,390	1,976,390
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (e)	2,855,789	2,855,789
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (e)	88,187	88,187
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (e)	1,098,007	1,098,007
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (e)	1,756,701	1,756,701
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (e)	2,635,216	2,635,216
Total Collateral for Securities Loaned (Cost $10,410,290)		10,410,290
Total Investments (Cost $92,927,348) — 107.9%		88,317,216
Liabilities in excess of other assets — (7.9)%		(6,432,760)
NET ASSETS — 100.00%		$81,884,456

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2018.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $34,908,796 and amounted to 42.6% of net assets.

(e)  Rate disclosed is the daily yield on December 31, 2018.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Principal Amount	Value
Municipal Bonds (97.0%)
California (4.9%):
California Statewide Communities Development Authority Revenue Bonds, 4.25%, 1/1/43, Continuously Callable @100	$1,000,000	$985,920
Golden State Tobacco Securitization Corp., Revenue Bonds, Series A2, 5.00%, 6/1/47, Continuously Callable @100	2,500,000	2,407,100
		3,393,020
Connecticut (3.2%):
Connecticut Health and Educational Facilities Authority Revenue Bonds, Series 2016 CT, 5.00%, 12/1/41, Continuously Callable @100	2,000,000	2,210,420
District of Columbia (2.4%):
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series 2011C, 5.00%, 10/1/28, Continuously Callable @100	1,500,000	1,610,355
Florida (3.3%):
Miami-Dade County Public Facilities Revenue & Revenue Refunding Bonds, Series 2015 A, 5.00%, 6/1/33, Continuously Callable @100	2,000,000	2,222,420
Guam (1.6%):
Port Authority of Guam Revenue Bonds, 5.00%, 7/1/48, Continuously Callable @100	1,000,000	1,076,510
Idaho (0.8%):
Idaho Fish & Wildlife Foundation, Inc Revenue Bonds, 5.00%, 12/1/37, Continuously Callable @100	485,000	560,869
Illinois (23.8%):
Chicago Board of Education Dedicated Capital Improvement, 6.00%, 4/1/46, Continuously Callable @100	3,775,000	4,329,886
Chicago General Obligation Refunding Bonds
Series A, 5.75%, 1/1/33, Continuously Callable @100	2,000,000	2,188,020
Series A, 6.00%, 1/1/38, Continuously Callable @100	1,000,000	1,114,370
Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series 2014, 5.00%, 12/1/44, AGC, Continuously Callable @100	2,450,000	2,703,208
Chicago Wastewater Transmission Revenue Bonds, Series A, 5.00%, 1/1/47, Continuously Callable @100	1,000,000	1,053,490
Chicago Wastewater Transmission Revenue Refunding Bonds, Series 2008 C, 5.00%, 1/1/34, Continuously Callable @100	1,000,000	1,084,610
Illinois General Obligation Bonds, Series 2013, 5.50%, 7/1/27, Continuously Callable @100	2,000,000	2,145,280
Sales Tax Securitization Corp., Series 2018 C, 5.00%, 1/1/43, Continuously Callable @100	1,500,000	1,599,150
		16,218,014
Kansas (2.3%):
Kansas Development Finance Authority Hospital Revenue Bonds 5.50%, 11/15/29, Pre-refunded 11/15/19 @ 100	35,000	36,088
5.50%, 11/15/29, Continuously Callable @100	1,465,000	1,505,581
		1,541,669

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Massachusetts (1.6%):
University of Massachusetts Building Authority Project Revenue Bonds, Series 2014 1, 5.00%, 11/1/39, Continuously Callable @100	$1,000,000	$1,118,810
Missouri (2.5%):
Health & Educational Facilities Authority of the State of Missouri Revenue
Bonds, 4.25%, 12/1/42, Continuously Callable @100 (a)	1,750,000	1,682,398
New Jersey (12.5%):
New Jersey Economic Development Authority Biomedical Research Facilities Bonds, Series 2016 A, 5.00%, 7/15/29, Continuously Callable @100	885,000	974,226
New Jersey Economic Development Authority School Facilities Construction Bonds, Series 2015 WW, 5.25%, 6/15/32, Continuously Callable @100	3,000,000	3,236,579
New Jersey Health Care Facilities Financing Authority Revenue & Refunding Bonds, Series 2015 A, 5.00%, 7/1/46, AGC, Continuously Callable @100	1,500,000	1,617,045
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Bonds, 5.00%, 6/15/28, Continuously Callable @100	1,000,000	1,113,860
Tobacco Settlement Financing Corp., Revenue Bonds, Series 2018 A, 5.00%, 6/1/46, Continuously Callable @100	1,500,000	1,560,510
		8,502,220
New York (13.1%):
Metropolitan Transportation Authority Dedicated Tax Green Fund Bonds, Series 2016 B1, 5.00%, 11/15/56, Continuously Callable @100	1,545,000	1,754,147
New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, 5.75%, 6/1/43, Continuously Callable @100	200,000	200,436
New York Utility Debt Securitization Authority Restructuring Bonds, Series 2013 TE, 5.00%, 12/15/41, Continuously Callable @100	1,500,000	1,659,630
Port Authority of New York & New Jersey Consolidated Bonds
5.00%, 10/1/30, Continuously Callable @100	2,000,000	2,179,140
5.00%, 12/1/32, Continuously Callable @100	1,000,000	1,101,740
TSASC, Inc. Tobacco Settlement Bonds, Series A, 5.00%, 6/1/41, Continuously Callable @100	2,000,000	2,061,320
		8,956,413
Oregon (0.3%):
Oregon State Lottery Revenue Bonds, Series A, 5.25%, 4/1/30, Continuously Callable @100	205,000	220,322
Pennsylvania (8.1%):
Franklin County Industrial Development Authority, Fixed Rate Revenue Bonds, Series 2010, 5.30%, 7/1/30, Continuously Callable @100	1,000,000	1,045,370
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010 E, 5.00%, 5/15/31, Continuously Callable @100	1,000,000	1,040,790
Pennsylvania Turnpike Commission Revenue Bonds, Series 2014 A, 5.00%, 12/1/44, Continuously Callable @100	2,000,000	2,166,140
Philadelphia School District, General Obligation Bonds, 5.00%, 9/1/38, Continuously Callable @100	1,200,000	1,317,948
		5,570,248

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Texas (9.4%):
Canadian River Municipal Water Authority, Subordinate Lien Contract Revenue Bonds, Series 2011, 5.00%, 2/15/26, Continuously Callable @100	$1,000,000	$1,062,270
Fort Worth International Airport Joint Revenue Bonds, Series A, 5.00%, 11/1/38, Continuously Callable @100	1,000,000	1,048,790
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds
Series A, 5.00%, 4/1/37, Continuously Callable @100	1,500,000	1,502,220
Serries A1, 5.00%, 7/1/47, Continuously Callable @102	500,000	536,205
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Series 2009, 6.88%, 12/31/39, Continuously Callable @100	2,130,000	2,229,640
		6,379,125
Utah (1.5%):
Utah Infrastructure Agency Revenue Bonds, Series A, 5.00%, 10/15/40, Continuously Callable @100	1,000,000	1,052,750
Virginia (1.8%):
Henry County Industrial Development Authority Revenue Bonds, 4.00%, 11/1/45, Continuously Callable @100	1,250,000	1,251,350
Washington (3.9%):
Richland Electric Utility Revenue Bonds, 5.00%, 11/1/41, Continuously Callable @100	2,370,000	2,626,908
Total Municipal Bonds (Cost $64,546,693)		66,193,821
Total Investments (Cost $64,546,693) — 97.0%		66,193,821
Other assets in excess of liabilities — 3.0%		2,045,163
NET ASSETS — 100.00%		$68,238,984

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $1,682,398 and amounted to 2.5% of net assets.

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Principal Amount	Value
Municipal Bonds (98.2%)
Arkansas (2.1%):
Conway Health Facilities Board Revenue Bonds, Series A, 4.00%, 8/1/38, Continuously Callable @100	$1,000,000	$986,640
California (4.2%):
California Public Works Board Lease Revenue Bonds, Series 2019 I-1, 6.63%, 11/1/34, Continuously Callable @100	30,000	30,418
Golden State Tobacco Securitization Corp., Revenue Bonds, Series A2, 5.00%, 6/1/47, Continuously Callable @100	2,000,000	1,925,680
		1,956,098
Colorado (4.2%):
Regional Transportation District, Denver Transit Partners Eagle P3 Project, Series 2010, 6.00%, 1/15/34, Continuously Callable @100	2,000,000	2,003,520
District of Columbia (2.5%):
District of Columbia Tobacco Settlement Financing Corp., 6.50%, 5/15/33	1,115,000	1,204,668
Florida (14.9%):
Osceola County Expressway System Revenue Bonds, Poinciana Parkway Project, Series 2014 A, 5.38%, 10/1/47, Continuously Callable @100	1,500,000	1,625,655
Sumter County Village Community Development District No. 10 Special Assessment Revenue Bonds, Series 2014, 5.75%, 5/1/31, Continuously Callable @100	1,335,000	1,506,588
Sumter County Village Community Development District No. 8 Special Assessment Refunding Revenue Bonds, Series 2010, 6.13%, 5/1/39, Continuously Callable @100	1,890,000	1,943,204
Sumter County Village Community Development District No. 8 Special Assessment Revenue Bonds, Series 2010, 6.13%, 5/1/40, Continuously Callable @100	1,960,000	2,014,075
		7,089,522
Illinois (18.2%):
Chicago Board of Education Dedicated Capital Improvement, 6.00%, 4/1/46, Continuously Callable @100	2,500,000	2,867,474
Chicago General Obligation Refunding Bonds Series 2015 C, 5.00%, 1/1/38, Continuously Callable @100	1,000,000	1,028,390
Series A, 6.00%, 1/1/38, Continuously Callable @100	1,000,000	1,114,370
Chicago O'Hare International Airport General Airport Third Lien Revenue Bonds, 5.75%, 1/1/39, Continuously Callable @100	240,000	257,002
Illinois General Obligation Bonds
Series June 2013, 5.50%, 7/1/25, Continuously Callable @100	1,000,000	1,077,830
Series June 2013, 5.50%, 7/1/33, Continuously Callable @100	1,000,000	1,050,060
Series June 2013, 5.50%, 7/1/38, Continuously Callable @100	1,250,000	1,300,913
		8,696,039
Kentucky (1.3%):
Boone CO Kentucky Pollution Control Revenue Bonds, 1.72%, 8/1/27, Callable 2/1/19 @ 100, Sumitomo Mitsui Banking Corp.	600,000	600,000

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Massachusetts (3.4%):
Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue J Series 2011, 5.63%, 7/1/28, Continuously Callable @100	$420,000	$452,214
Series 2011, 5.63%, 7/1/29, Continuously Callable @100	845,000	909,795
Series 2011, 5.63%, 7/1/33, Continuously Callable @100	215,000	231,463
		1,593,472
Missouri (3.8%):
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, 4.25%, 12/1/42, Continuously Callable @100(a)	1,900,000	1,826,603
New Jersey (8.5%):
New Jersey Economic Development Authority School Facilities Construction Bonds, Series 2015 WW, 5.25%, 6/15/32, Continuously Callable @100	1,000,000	1,078,860
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Revenue Bonds, Series A, 5.00%, 7/1/33, Continuously Callable @100	500,000	546,075
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.75%, 12/1/28, Continuously Callable @100	755,000	800,360
Tobacco Settlement Financing Corp., Revenue Bonds, Series 2018 A, 5.00%, 6/1/46, Continuously Callable @100	1,500,000	1,560,510
		3,985,805
New York (3.4%):
Port Authority of New York & New Jersey Special Project Bonds, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/1/36, Continuously Callable @100	1,500,000	1,599,240
North Dakota (3.1%):
Grand Forks, North Dakota Senior Housing and Nursing Facility Revenue Bonds, 5.00%, 12/1/36, Continuously Callable @100	1,500,000	1,488,000
Oklahoma (2.5%):
Oklahoma Development Finance Authority Continuing Care Retirement Community Revenue Refunding Bonds, Series 2012, 6.00%, 1/1/32, Continuously Callable @100 (b)	1,885,000	1,172,421
Oregon (1.1%):
Clackamas County Hospital Facility Authority Revenue Bonds, Series A, 5.00%, 11/15/52, Continuously Callable @102	500,000	528,465
Pennsylvania (4.0%):
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries Project Revenue Bonds, Series 2009, 6.13%, 1/1/29	150,000	150,000
Dauphin County General Authority Health Systems Revenue Bonds, 6.00%, 6/1/36, Continuously Callable @100	230,000	233,846
Philadelphia School District, General Obligation Bonds, Series 2015 A, 5.00%, 9/1/35, Continuously Callable @100	1,400,000	1,530,242
		1,914,088
South Carolina (3.6%):
Lancaster County, Walnut Creek Improvement District Assessment Refunding Revenue Bonds, Series 2016 A-1, 5.00%, 12/1/37, Continuously Callable @100	1,675,000	1,713,374

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
South Dakota (1.7%):
Oglala Sioux Tribe, 5.00%, 10/1/22, Callable 2/7/19 @ 100	$800,000	$795,760
Texas (7.6%):
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds Series A, 5.00%, 4/1/42, Continuously Callable @100	1,500,000	1,467,495
Series B, 5.00%, 7/1/47, Continuously Callable @102	1,000,000	1,014,370
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, NTE Mobility Partners Segments 3 LLC — Segments 3A & 3B Facility, Series 2013, 7.00%, 12/31/38, Continuously Callable @100	1,000,000	1,157,410
		3,639,275
Utah (3.8%):
Utah Charter School Finance Authority Revenue Bonds, 5.00%, 4/15/37, Continuously Callable @100	500,000	546,895
Utah Infrastructure Agency Revevnue Bonds, Series A, 5.38%, 10/15/40, Continuously Callable @100	1,150,000	1,249,694
		1,796,589
Virginia (2.1%):
Henry County Industrial Development Authority Revenue Bonds, 4.00%, 11/1/45, Continuously Callable @100	1,000,000	1,001,080
West Virginia (2.2%):
The Country Commission of Monongalia Country, WV Special District Excise Tax Revenue, Refunding and Improvement Bonds, Series 2017 A, 5.75%, 6/1/43, Continuously Callable @100 (a)	1,000,000	1,025,690
Total Municipal Bonds (Cost $46,155,217)		46,616,349
Total Investments (Cost $46,155,217) — 98.2%		46,616,349
Other assets in excess of liabilities — 1.8%		831,237
NET ASSETS — 100.00%		$47,447,586

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $2,852,293 and amounted to 6.0% of net assets.

(b)  Defaulted security.

LLC — Limited Liability Company

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Principal Amount	Value
Senior Secured Loans (88.7%)
Acrisure LLC, 1st Lien Term Loan B, 6.59% (LIBOR01M+425bps), 11/22/23, Callable 2/6/19 @ 100 (a)	$6,866,009	$6,638,606
Admi Corp., 1st Lien Term Loan B, 5.34% (LIBOR01M+300bps), 4/30/25, Callable 2/6/19 @ 101 (a)	7,960,000	7,548,706
Advanced Disposal Services, Inc., 4.67% (LIBOR01W+225bps), 11/10/23, Callable 2/6/19 @ 100 (a)	6,090,112	5,840,783
Ai Ladder Luxembourg Subco Sarl, 1st Lien Term Loan B, 7.02% (LIBOR06M+450bps), 5/4/25 (a)	5,973,909	5,891,768
Alphabet Holding Co., Inc., 1st Lien Term Loan, 5.84% (LIBOR01M+350bps), 8/15/24, Callable 2/6/19 @ 100 (a)	5,530,000	4,949,350
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 10.09% (LIBOR01M+775bps), 8/15/25, Callable 2/6/19 @ 101 (a)	4,950,000	4,059,000
American Renal Holdings, Inc., 5.59% (LIBOR01M+325bps), 6/15/24, Callable 2/6/19 @ 100 (a)	7,092,000	6,914,701
Amneal Pharmaceuticals LLC, 1st Lien Term Loan B, 5.88% (LIBOR01M+350bps), 3/23/25, Callable 2/6/19 @ 101 (a)	7,958,151	7,527,057
AmWINS Group, Inc., 5.27% (LIBOR01M+275bps), 1/25/24, Callable 2/6/19 @ 100 (a)	7,840,000	7,477,400
AppLovin Corp., 1st Lien Term Loan B, 6.19% (LIBOR01M+375bps), 8/15/25 (a)	6,000,000	5,880,000
Asurion LLC, 1st Lien Term Loan B7, 5.34% (LIBOR01M+300bps), 11/4/24, Callable 2/6/19 @ 100 (a)	6,965,000	6,649,416
Avantor, Inc., 1st Lien Term Loan, 6.57% (LIBOR03M+375bps), 9/22/24, Callable 2/6/19 @ 101 (a)	3,766,010	3,640,489
Avaya, Inc., 1st Lien Term Loan B, 6.71% (LIBOR01M+425bps), 12/15/24, Callable 2/6/19 @ 100 (a)	7,425,000	7,155,844
Bass Pro Group LLC, Term Loan B, 7.34% (LIBOR01M+500bps), 12/16/23, Callable 2/6/19 @ 101 (a)	9,401,199	8,973,444
Blount International, Inc., 1st Lien Term Loan B, 6.09% (LIBOR01M+375bps), 4/12/23, Callable 2/6/19 @ 101 (a)	5,955,000	5,870,618
Boyd Gaming Corp., 4.67% (LIBOR01W+225bps), 9/15/23, Callable 2/6/19 @ 100 (a)	5,476,269	5,264,064
Brand Energy & Infrastructure Services, Inc., 1st Lien Term Loan, 6.73%-6.76%% (LIBOR03M+425bps), 6/21/24, Callable 2/6/19 @ 100 (a)	8,865,000	8,398,346
Builders FirstSource, Inc., 5.39% (LIBOR03M+300bps), 2/29/24, Callable 2/6/19 @ 100 (a)	7,637,500	7,132,890
BW NHHC Holdco, Inc., 7.47% (LIBOR01M+500bps), 5/16/25 (a)	4,975,000	4,850,625
BW NHHC Holdco, Inc., 11.47% (LIBOR01M+900bps), 5/16/26 (a)	3,000,000	2,955,000
Casa Systems, Inc., 6.34% (LIBOR01M+400bps), 12/15/23, Callable 2/6/19 @ 100 (a)	8,820,000	8,665,650
Change Healthcare LLC, 5.09% (LIBOR01M+275bps), 3/1/24, Callable 2/6/19 @ 100 (a)	3,751,282	3,549,651
Chassx, Inc., 8.19% (LIBOR03M+550bps), 11/10/23, Callable 2/6/19 @ 101 (a)	3,945,038	3,866,137
CIBT Solutions, Inc., 1st Lien Term Loan, 6.14% (LIBOR03M+375bps), 6/1/24, Callable 2/6/19 @ 100 (a)	5,910,000	5,732,700
Cole-Parmer, 5.89% (LIBOR03M+350bps), 3/21/24, Callable 2/6/19 @ 100 (a)	6,877,526	6,679,797

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Concentra, Inc., 1st Lien Term Loan, 5.13% (LIBOR01M+275bps), 6/1/22, Callable 2/6/19 @ 101 (a)	$2,284,007	$2,181,226
Concrete Pumping Holdings, Inc., 8.81% (LIBOR03M+600bps), 11/14/25 (a)	6,000,000	5,760,000
Consolidated Communications, Inc., 1st Lien Term Loan B, 5.35% (LIBOR01M+300bps), 10/5/23, Callable 2/6/19 @ 100 (a)	4,949,627	4,621,714
CPM Holdings, Inc., 6.27% (LIBOR01M+375bps), 10/24/25 (a)	3,000,000	2,936,250
CPM Holdings, Inc., 10.77% (LIBOR01M+825bps), 10/24/26 (a)	2,000,000	1,965,000
Crown Finance US, Inc., 1st Lien Term Loan B, 4.84% (LIBOR01M+250bps), 2/7/25, Callable 2/6/19 @ 100 (a)	8,932,500	8,426,295
Dawn Acquisition LLC, 1st Lien Term Loan B, 6.55% (LIBOR03M+375bps), 10/25/25, Callable 2/6/19 @ 101 (a) (b)	3,500,000	3,272,500
Dayco Products LLC, 6.96% (LIBOR03M+425bps), 5/19/24, Callable 2/6/19 @ 100 (a)	7,835,789	7,620,305
Dole Food Co., Inc., 5.27% (LIBOR01M+275bps), 3/24/24, Callable 2/6/19 @ 100 (a)	4,042,105	3,915,790
Dole Food Co., Inc., 5.55% (LIBOR03M+275bps), 3/24/24, Callable 2/6/19 @ 100 (a)	94,316	91,368
Dole Food Co., Inc., 7.25% (PRIME+175bps), 3/24/24, Callable 2/6/19 @ 100 (a)	2,526	2,447
Dole Food Co., Inc., 5.26% (LIBOR01M+275bps), 3/24/24, Callable 2/6/19 @ 100 (a)	2,021,053	1,957,895
Eldorado Resorts, Inc., 4.75% (LIBOR02M+225bps), 3/16/24, Callable 2/6/19 @ 100 (a)	490,745	468,254
Eldorado Resorts, Inc., 4.81% (LIBOR01M+225bps), 3/16/24, Callable 2/6/19 @ 100 (a)	3,777,617	3,604,489
Engineered Machinery Holdings, Inc., 1st Lien Term Loan, 5.64% (LIBOR03M+325bps), 7/19/24, Callable 2/6/19 @ 100 (a)	3,820,095	3,681,617
Engineered Machinery Holdings, Inc., 2nd Lien Term Loan, 9.64% (LIBOR03M+725bps), 7/19/25, Callable 2/6/19 @ 101 (a)	4,423,404	4,323,878
Forterra Finance LLC, 1st Lien Term Loan, 5.34% (LIBOR01M+300bps), 10/25/23, Callable 2/6/19 @ 100 (a)	5,984,694	5,384,070
Gates Global LLC, 1st Lien Term Loan B2, 5.09% (LIBOR01M+275bps), 3/31/24, Callable 2/6/19 @ 100 (a)	7,506,711	7,114,936
Gentiva Health Services, Inc., 1st Lien Term Loan, 6.13% (LIBOR01M+375bps), 7/2/25, Callable 2/6/19 @ 100 (a)	4,874,661	4,716,234
Gentiva Health Services, Inc., 2nd Lien Term Loan, 9.38% (LIBOR01M+700bps), 7/2/26, Callable 2/6/19 @ 102 (a)	2,250,000	2,238,750
Golden Nugget, Inc., 1st Lien Term Loan, 5.28% (LIBOR03M+275bps), 10/4/23, Callable 2/6/19 @ 100 (a)	3,693,506	3,545,766
Golden Nugget, Inc., 1st Lien Term Loan, 5.26% (LIBOR01M+275bps), 10/4/23, Callable 2/6/19 @ 100 (a)	2,932,469	2,815,171
Greenway Health LLC, 6.56% (LIBOR03M+375bps), 2/16/24, Callable 2/6/19 @ 100 (a)	5,910,000	5,732,700
GTT Communications, Inc., 1st Lien Term Loan B, 5.09% (LIBOR01M+275bps), 6/2/25, Callable 2/6/19 @ 100 (a)	7,960,000	7,475,793
Gulf Finance LLC, 1st Lien Term Loan B, 7.64% (LIBOR01M+525bps), 8/25/23, Callable 2/6/19 @ 100 (a)	5,078,425	3,853,255
Hertz Corp., Term Loan B1, 5.09% (LIBOR01M+275bps), 6/30/23, Callable 2/6/19 @ 100 (a)	7,738,730	7,423,686

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Holley Purchaser, Inc., 1st Lien Term Loan, 7.51% (LIBOR03M+500bps), 10/24/25, Callable 2/6/19 @ 101 (a)	$4,400,000	$4,290,000
Hub International, Ltd., 1st Lien Term Loan B, 5.49% (LIBOR03M+300bps), 4/25/25, Callable 2/6/19 @ 100 (a)	7,462,500	7,031,093
Infor(US), Inc., 1st Lien Term Loan B6, 5.14% (LIBOR01M+275bps), 2/1/22, Callable 2/6/19 @ 100 (a)	8,522,336	8,153,489
Intelsat Jackson Holdings SA, 1st Lien Term Loan B3, 6.26% (LIBOR01M+375bps), 6/30/19, Callable 2/6/19 @ 100 (a)	10,000,000	9,660,700
Janus International Group LLC, 1st Lien Term Loan, 5.34% (LIBOR01M+300bps), 2/9/25, Callable 2/6/19 @ 100 (a)	2,977,500	2,873,288
Janus International Group LLC, 2nd Lien Term Loan, 10.09% (LIBOR01M+775bps), 2/9/26, Callable 2/6/19 @ 102 (a)	2,000,000	1,890,000
Kindred Healthcare LLC, 1st Lien Term Loan B, 7.38% (LIBOR01M+500bps), 7/2/25, Callable 2/6/19 @ 101 (a)	5,985,000	5,566,050
Leslie's Poolmart, Inc., Term Loan B, 5.84% (LIBOR01M+350bps), 8/16/23, Callable 2/6/19 @ 100 (a)	6,718,634	6,395,334
LifeScan Global Corp., 1st Lien Term Loan, 8.40% (LIBOR03M+600bps), 6/19/24, Callable 2/6/19 @ 101 (a)	3,600,000	3,393,000
LifeScan Global Corp., 2nd Lien Term Loan, 11.90% (LIBOR01M+950bps), 6/19/25, Callable 10/1/19 @ 102 (a)	2,250,000	2,070,000
Navicure, Inc., 1st Lien Term Loan, 6.09% (LIBOR01M+375bps), 11/1/24, Callable 2/6/19 @ 100 (a)	3,960,000	3,836,250
Navicure, Inc., 2nd Lien Term Loan, 10.02% (LIBOR01M+750bps), 11/1/25, Callable 2/6/19 @ 101 (a)	2,500,000	2,437,500
Navistar Financial Corp. 1st Lien Term Loan B, 6.13% (LIBOR01M+375bps), 7/25/25, Callable 1/30/19 @ 100 (a)	6,982,500	6,668,288
Navistar, Inc., 1st Lien Term Loan B, 5.89% (LIBOR01M+350bps), 11/2/24, Callable 2/6/19 @ 100 (a)	7,443,750	7,164,609
Ortho-Clinical Diagnostics SA, 1st Lien Term Loan B, 5.76% (LIBOR01M+325bps), 5/22/25, Callable 2/6/19 @ 100 (a)	6,738,064	6,234,798
Packaging Coordinators Midco, Inc., 2nd Lien Term Loan, 11.14% (LIBOR03M+875bps), 7/1/24, Callable 2/6/19 @ 100 (a)	6,800,000	6,766,000
Perspecta, Inc., 1st Lien Term Loan B, 4.59% (LIBOR01M+225bps), 4/28/25, Callable 2/6/19 @ 100 (a)	6,467,500	6,241,138
PetSmart, Inc., 5.38% (LIBOR01M+300bps), 3/10/22, Callable 2/6/19 @ 100 (a)	8,112,676	6,388,732
PharMerica Corp., 1st Lien Term Loan, 5.96% (LIBOR01M+350bps), 9/26/24, Callable 2/6/19 @ 100 (a)	2,977,500	2,833,597
PharMerica Corp., 2nd Lien Term Loan, 10.21% (LIBOR01M+775bps), 9/26/25, Callable 2/6/19 @ 101 (a)	2,000,000	1,890,000
Pisces Midco, Inc., 6.18% (LIBOR03M+375bps), 4/14/25, Callable 2/6/19 @ 101 (a)	7,969,975	7,252,677
Precyse Acquisition Corp., 7.02% (LIBOR01M+450bps), 10/20/22, Callable 2/6/19 @ 100 (a)	6,757,673	6,436,683
Radiate Holdco LLC, 5.34% (LIBOR01M+300bps), 2/1/24, Callable 2/6/19 @ 100 (a)	7,860,000	7,396,967
Regionalcare Hospital Partners Holdings, Inc., 7.13% (LIBOR03M+450bps), 11/16/25 (a)	6,500,000	6,150,625
Reynolds Group Holdings, Inc., 1st Lien Term Loan B, 5.09% (LIBOR01M+275bps), 2/5/23, Callable 2/6/19 @ 100 (a)	6,041,214	5,739,153

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Robertshaw US Holding Corp., 1st Lien Term Loan, 5.88% (LIBOR01M+350bps), 2/15/25, Callable 2/6/19 @ 100 (a)	$1,985,000	$1,801,388
Robertshaw US Holding Corp., 2nd Lien Term Loan, 10.38% (LIBOR01M+800bps), 2/15/26, Callable 2/6/19 @ 102 (a)	4,000,000	3,640,000
Scientific Games International, Inc., 1st Lien Term Loan B5, 5.25% (LIBOR02M+275bps), 8/14/24, Callable 2/6/19 @ 100 (a)	4,411,816	4,129,769
Scientific Games International, Inc., 1st Lien Term Loan B5, 5.09% (LIBOR01M+275bps), 8/14/24, Callable 2/6/19 @ 100 (a)	1,055,693	988,202
SIWF Holdings, Inc., 10.97% (LIBOR01M+850bps), 5/26/26 (a)	1,500,000	1,380,000
SIWF Holdings, Inc., 6.72% (LIBOR01M+425bps), 5/27/25 (a)	3,980,000	3,858,132
Specialty Building Products Holdings LLC, 1st Lien Term Loan, 8.09% (LIBOR01M+575bps), 10/1/25, Callable 2/6/19 @ 101 (a)	7,000,000	6,755,000
Sprint Communications, Inc., 1st Lien Term Loan B, 5.38% (LIBOR01M+300bps), 2/3/24, Callable 2/6/19 @ 101 (a)	1,000,000	965,000
Sprint Communications, Inc., 1st Lien Term Loan B, 4.88% (LIBOR01M+250bps), 2/2/24, Callable 2/6/19 @ 100 (a)	4,962,121	4,709,897
SRS Distribution, Inc., 1st Lien Term Loan B, 5.59% (LIBOR01M+325bps), 5/19/25, Callable 2/6/19 @ 100 (a)	3,990,000	3,713,214
StandardAero Aviation Holdings, Inc. 1st Lien Term Loan, 6.09% (LIBOR01M+375bps), 7/7/22, Callable 2/6/19 @ 100 (a)	7,740,000	7,633,575
Station Casinos LLC, Term Loan B, 4.85% (LIBOR01M+250bps), 6/8/23, Callable 2/6/19 @ 100 (a)	7,689,070	7,365,052
Sterigenics-Nordion Holdings LLC, 5.34% (LIBOR01M+300bps), 5/15/22 (a)	7,817,878	7,472,563
Tecomet, Inc., 1st Lien Term Loan B, 5.89% (LIBOR01M+350bps), 4/18/24, Callable 2/6/19 @ 100 (a)	6,894,999	6,601,961
Telesat Canada, 4.89% (LIBOR03M+250bps), 11/17/23, Callable 2/6/19 @ 101 (a)	6,539,489	6,176,547
Tenneco, Inc., 1st Lien Term Loan B, 5.09% (LIBOR01M+275bps), 6/18/25, Callable 2/6/19 @ 101 (a)	6,500,000	6,090,500
Thor Industries, Inc., 6.31% (LIBOR01M+375bps), 11/1/25 (a) (b)	6,000,000	5,640,000
TI Group Automotive Systems LLC, Term Loan B, 4.84% (LIBOR01M+250bps), 6/30/22, Callable 2/6/19 @ 100 (a)	4,009,248	3,885,643
Titan Acquisition, Ltd., 5.34% (LIBOR01M+300bps), 3/28/25 (a)	6,947,500	6,336,676
TKC Holdings, Inc., 2nd Lien Term Loan, 10.35% (LIBOR01M+800bps), 2/1/24, Callable 2/6/19 @ 100 (a)	5,650,000	5,532,989
Tribune Media Co., 1st Lien Term C, 5.34% (LIBOR01M+300bps), 1/27/24, Callable 2/6/19 @ 100 (a)	8,055,144	7,890,013
Tribune Media Co., Term Loan B, 5.34% (LIBOR01M+300bps), 12/27/20, Callable 2/6/19 @ 100 (a)	646,287	640,632
Univision Communications, 1st Lien Term Loan C5, 5.09% (LIBOR01M+275bps), 3/15/24, Callable 2/6/19 @ 100 (a)	6,732,004	6,078,461
US Lbm Borrower LLC, 6.28% (LIBOR03M+375bps), 8/20/22, Callable 2/6/19 @ 100 (a)	7,866,528	7,312,567
USI, Inc., 1st Lien Term Loan B, 5.39% (LIBOR03M+300bps), 5/16/24, Callable 2/6/19 @ 100 (a)	8,887,500	8,365,360
Verscend Holding Corp., 6.84% (LIBOR01M+450bps), 8/10/25, Callable 2/6/19 @ 101 (a)	5,985,000	5,775,525
Vertex Aerospace Services Corp., 1st Lien Term Loan B, 7.09% (LIBOR01M+475bps), 6/16/25, Callable 2/6/19 @ 100 (a)	2,985,000	2,947,688

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
West Corp., 1st Lien Term Loan B1, 6.03% (LIBOR03M+350bps), 10/10/24, Callable 2/6/19 @ 100 (a)	$6,965,000	$6,352,637
Windstream Services LLC / Windstream Finance Corp., 5.71% (LIBOR01M+325bps), 2/8/24, Callable 2/6/19 @ 100 (a)	1,984,810	1,669,722
WP CPP Holdings LLC, 1st Lien Term Loan B, 6.28% (LIBOR03M+375bps), 4/30/25, Callable 2/6/19 @ 100 (a)	3,990,000	3,845,363
WP CPP Holdings LLC, 2nd Lien Term Loan, 10.28% (LIBOR03M+775bps), 4/30/26, Callable 2/6/19 @ 102 (a)	2,000,000	1,957,500
Wynn Resorts Ltd., 1st Lien Term Loan B, 4.60% (LIBOR01M+225bps), 10/30/24, Callable 2/6/19 @ 101 (a)	4,250,000	4,008,302
Total Senior Secured Loans (Cost $569,581,069)		543,521,280
Corporate Bonds (8.9%)
Communication Services (1.3%):
Sprint Corp., 7.88%, 9/15/23 (c)	6,500,000	6,669,065
Windstream Services LLC / Windstream Finance Corp., 9.00%, 6/30/25, Callable 6/30/21 @ 104.5 (d)	2,140,000	1,449,401
		8,118,466
Consumer Discretionary (1.5%):
Enterprise Development Authority/The, 12.00%, 7/15/24, Callable 7/15/21 @ 109 (d)	5,000,000	4,579,100
Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38 (d)	5,000,000	4,799,400
PetSmart, Inc., 5.88%, 6/1/25, Callable 6/1/20 @ 102.94 (c) (d)	1,000,000	724,790
		10,103,290
Financials (0.8%):
Compass Group Diversified Holdings LLC, 8.00%, 5/1/26, Callable 5/1/21 @ 104 (c) (d)	5,000,000	4,957,850
Health Care (2.5%):
Avantor, Inc., 9.00%, 10/1/25, Callable 10/1/20 @ 106.75 (c) (d)	3,000,000	2,998,290
Change Health/Finance, Inc., 5.75%, 3/1/25, Callable 3/1/20 @ 102.88 (d)	3,000,000	2,801,640
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/22, Callable 2/7/19 @ 101.66 (c) (d)	6,000,000	5,361,300
Polaris Intermediate Corp., 8.50%, 12/1/22, Callable 6/1/19 @ 104 (c) (d)	4,000,000	3,653,920
		14,815,150
Industrials (2.4%):
Algeco Global Finance 2 PLC, 10.00%, 8/15/23, Callable 2/15/20 @ 105 (c) (d)	4,000,000	3,730,720
Apex Tool Group LLC /BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/15/19 @ 102 (d)	4,000,000	3,408,920
SRS Distribution, Inc., 8.25%, 7/1/26, Callable 7/1/21 @ 104.13 (c) (d)	3,000,000	2,757,240
Triumph Group, Inc., 4.88%, 4/1/21, Callable 2/7/19 @ 101.22	500,000	446,485
W/S Packaging Holdings, Inc., 9.00%, 4/15/23, Callable 4/15/20 @ 104.5 (c) (d)	3,800,000	3,781,000
		14,124,365

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Materials (0.4%):
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 4/15/21 @ 103.88 (c) (d)	$2,500,000	$2,152,751
Total Corporate Bonds (Cost $57,023,315)		54,271,872
Total Investments (Cost $626,604,384) — 97.6%		597,793,152
Other assets in excess of liabilities — 2.4%		14,602,067
NET ASSETS — 100.00%		$612,395,218

(a)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2018.

(b)  Security purchased on a when-issued basis.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $47,156,321 and amounted to 7.7% of net assets.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR01W — 1 Week US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LLC — Limited Liability Company

PLC — Public Limited Company

PRIME-U.S. Prime Rate

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Principal Amount	Value
Asset Backed Securities (12.0%)
Ally Master Owner Trust, Series 2017-3, Class A1, 2.89% (LIBOR01M+43bps), 6/15/22 (a) (b)	$250,000	$249,850
AmeriCredit Automobile, Series 2017-3, Class A3, 1.90%, 3/18/22, Callable 5/18/21 @ 100 (b)	283,000	279,999
Capital Automotive REIT, Series 2016-A1, Class A, 4.55%, 2/15/46 (b) (c)	729,469	747,057
Chase Issuance Trust, Series 2018-A1, Class A1, 2.66% (LIBOR01M+20bps), 4/17/23 (a) (b)	500,000	498,417
Chesapeake Funding II LLC, Series 2018-A1, Class A1, 3.04%, 4/15/30, Callable 4/15/21 @ 100 (b) (c)	339,599	339,354
Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.49%, 1/20/23 (b)	400,000	396,651
Discover Card Execution Note Trust, Series 2017-A3, Class A3, 2.69% (LIBOR01M+23bps), 10/17/22 (a)	500,000	499,697
Focus Brands Funding LLC, Series 2017-1A, Class A2I, 3.86%, 4/30/47, Callable 4/30/20 @ 100 (b) (c)	985,000	978,836
Mercedes-Benz Master Owner Trust, Series 2017-BA, Class A, 2.86% (LIBOR01M+42bps), 5/16/22 (a) (c)	500,000	499,505
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46%, 3/15/22, Callable 10/15/20 @ 100 (b)	500,000	496,964
Verizon Owner Trust, Series 2017-3A, Class A1A, 2.06%, 4/20/22, Callable 12/20/20 @ 100 (b) (c)	500,000	494,157
Verizon Owner Trust, Series 2017-3A, Class B, 2.38%, 4/20/22, Callable 12/20/20 @ 100 (b) (c)	500,000	494,000
Total Asset Backed Securities (Cost $6,017,453)		5,974,487
Collateralized Mortgage Obligations (1.5%)
COMM Mortgage Trust, Series 2015-PC1, Class A5, 3.90%, 7/10/50	250,000	253,327
Four Times Square Trust, Series 2006-4TS, Class A, 5.40%, 12/13/28 (c)	476,225	492,845
Total Collateralized Mortgage Obligations (Cost $745,630)		746,172
Senior Secured Loans (12.2%)
American Renal Holdings, Inc., 5.59% (LIBOR01M+325bps), 6/15/24, Callable 2/6/19 @ 100 (a)	780,557	761,043
Bass Pro Group LLC, Term Loan B, 7.34% (LIBOR01M+500bps), 12/16/23, Callable 2/6/19 @ 101 (a)	1,980,012	1,889,922
Brand Energy & Infrastructure Services, Inc., 1st Lien Term Loan, 6.73%-6.76% (LIBOR03M+425bps), 6/21/24, Callable 2/6/19 @ 100 (a)	977,557	926,098
PetSmart, Inc., 5.38% (LIBOR01M+300bps), 3/10/22, Callable 2/6/19 @ 100 (a)	974,562	767,468
SRS Distribution, Inc., 1st Lien Term Loan B, 5.59% (LIBOR01M+325bps), 5/19/25, Callable 2/6/19 @ 100 (a)	997,500	928,303
Windstream Services LLC / Windstream Finance Corp., 5.71% (LIBOR01M+325bps), 2/8/24, Callable 2/6/19 @ 100 (a)	984,826	828,485
Total Senior Secured Loans (Cost $6,519,460)		6,101,319

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Corporate Bonds (35.8%)
Communication Services (6.2%):
AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100 (b)	$500,000	$465,550
Charter Communications Operating LLC/Capital, 4.20%, 3/15/28, Callable 12/15/27 @ 100 (b)	730,000	681,068
Comcast Corp., 4.15%, 10/15/28, Callable 7/15/28 @ 100 (b)	1,000,000	1,015,019
Vodafone Group PLC, 4.38%, 5/30/28 (b)	1,000,000	969,339
		3,130,976
Energy (5.5%):
Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100 (b)	300,000	273,177
MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100 (b)	1,000,000	1,011,479
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27, Callable 9/15/26 @ 100 (b)	1,000,000	1,006,560
Williams Partners LP, 4.00%, 11/15/21, Callable 8/15/21 @ 100 (b)	500,000	501,550
		2,792,766
Financials (14.1%):
American Express Credit Corp., 2.25%, 5/5/21, MTN, Callable 4/4/21 @ 100 (b)	500,000	488,805
Banco Santander SA, 3.13%, 2/23/23 (b)	750,000	709,463
BP Capital Markets PLC, 3.56%, 11/1/21 (b)	500,000	503,575
Citigroup, Inc., 4.07% (LIBOR03M+119bps), 4/23/29, Callable 4/23/28 @ 100 (a) (b)	1,000,000	971,980
Credit Suisse Group Funding Ltd., 3.45%, 4/16/21 (b)	750,000	747,593
E*TRADE Financial Corp., 4.50%, 6/20/28, Callable 3/20/28 @ 100 (b)	250,000	245,593
Goldman Sachs Group, Inc.
3.20%, 2/23/23, Callable 1/23/23 @ 100 (b)	1,000,000	968,269
4.22%, (LIBOR03M+130bps), 5/1/29, Callable 5/1/28 @ 100 (a) (b)	1,000,000	963,450
Huntington Bancshares, Inc., 4.00%, 5/15/25, Callable 4/15/25 @ 100 (b)	250,000	250,858
John Deere Capital Corp., 3.65%, 10/12/23 (b) (d)	500,000	505,895
Morgan Stanley, 3.13%, 1/23/23 (b)	500,000	488,790
NXP BV / NXP Funding LLC, 4.88%, 3/1/24, Callable 2/1/24 @ 100 (c)	200,000	201,070
		7,045,341
Health Care (6.1%):
Bayer US Finance II LLC, 3.50%, 6/25/21, Callable 5/25/21 @ 100 (b) (c)	1,000,000	994,250
Becton Dickinson and Co., 3.36%, 6/6/24, Callable 4/6/24 @ 100 (b)	350,000	335,101
CVS Health Corp., 4.30%, 3/25/28, Callable 12/25/27 @ 100 (b)	500,000	489,330
Gilead Sciences, Inc., 2.55%, 9/1/20 (b)	700,000	694,246
Novartis Capital Corp., 2.40%, 9/21/22	500,000	488,110
		3,001,037
Industrials (1.5%):
United Technologies Corp., 4.13%, 11/16/28, Callable 8/16/28 @ 100	750,000	743,153
Information Technology (0.7%):
Qualcomm, Inc., 3.25%, 5/20/27, Callable 2/20/27 @ 100 (b)	350,000	325,633

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Materials (1.0%):
LyondellBasell Industries NV, 5.00%, 4/15/19, Callable 2/7/19 @ 100 (b)	$90,000	$90,059
Vale Overseas Ltd., 4.38%, 1/11/22 (b)	395,000	402,240
		492,299
Utilities (0.7%):
South Carolina Electric & Gas, 4.10%, 6/15/46, Callable 12/15/45 @ 100 (b)	370,000	351,097
Total Corporate Bonds (Cost $18,117,736)		17,882,302
Residential Mortgage Backed Securities (2.0%)
Bank of America Funding Corp., Series 2004-2, Class 1CB1, 5.75%, 9/20/34, Callable 5/20/24 @ 100 (b)	97,438	100,476
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 4.36%, 10/25/33, Callable 1/25/19 @ 100 (b) (e)	157,753	157,300
Countrywide Home Loans, Inc., Series 2004-5, Class 2A9, 5.25%, 5/25/34, Callable 1/25/19 @ 100 (b)	125,213	125,213
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR3, Class 2A2B, 2.75% (LIBOR01M+24bps), 6/25/37, Callable 1/25/20 @ 100 (a) (b)	127,284	122,709
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A1, 5.50%, 1/25/20, Callable 5/25/25 @ 100 (b)	7,015	7,044
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 11/25/19, Callable 5/25/19 @ 100 (b)	4,364	4,354
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 4.30%, 2/25/35, Callable 1/25/19 @ 100 (b) (e)	41,965	41,965
Prime Mortgage Trust, Series 2004-2, Class A2, 4.75%, 11/25/19, Callable 1/25/19 @ 100 (b)	5,585	5,574
Residential Funding Mortgage Securities I, Inc., Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/19 @ 100 (b)	3,863	3,863
Structured Asset Securities Corp., Series 2004-21XS, Class 2A6A, 5.24%, 12/25/34, Callable 1/25/19 @ 100 (b) (e)	90	90
Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A1, 4.48%, 12/25/34, Callable 1/25/19 @ 100 (b) (e)	89,648	89,648
Wells Fargo Mortgage Backed Securities Trust, Series 2004-W, Class A9, 4.85%, 11/25/34, Callable 1/25/19 @ 100 (b) (e)	79,445	79,445
Wells Fargo Mortgage Backed Securities Trust, Series 2004-R, Class 2A1, 4.73%, 9/25/34, Callable 1/25/19 @ 100 (b) (e)	73,310	73,310
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y, Class 3A1, 4.92%, 11/25/34, Callable 1/25/19 @ 100 (b) (e)	133,314	133,314
Wells Fargo Mortgage Backed Securities Trust, Series 2005-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/19 @ 100 (b)	5,987	5,987
Wells Fargo Mortgage Backed Securities Trust, Series 2005-6, Class A4, 5.50%, 8/25/35, Callable 1/25/19 @ 100 (b)	42,571	42,571
Total Residential Mortgage Backed Securities (Cost $983,821)		992,863

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares or Principal Amount	Value
U.S. Government Mortgage Backed Agencies (9.9%)
Federal National Mortgage Association
Series 2018-M1, Class A2, 3.09%, 12/25/27	$65,000	$63,111
3.50%, 7/1/43 – 3/1/48 (b)	4,864,275	4,864,805
		4,927,916
Total U.S. Government Mortgage Backed Agencies (Cost $4,921,077)		4,927,916
U.S. Treasury Obligations (23.6%)
U.S. Treasury Bonds 2.75%, 11/15/47 (b)	1,200,000	1,135,926
3.00%, 2/15/48	360,000	358,107
3.13%, 5/15/48	1,265,000	1,289,045
U.S. Treasury Notes 2.38%, 1/31/23 (b)	2,805,000	2,792,429
2.63%, 2/28/23 (b)	460,000	462,411
2.88%, 11/30/23	3,500,000	3,561,487
2.50%, 1/31/25 (b)	2,150,000	2,141,952
Total U.S. Treasury Obligations (Cost $11,611,333)		11,741,357
Collateral for Securities Loaned^ (0.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (f)	21,917	21,917
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (f)	31,668	31,668
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (f)	978	978
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (f)	12,176	12,176
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (f)	19,480	19,480
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (f)	29,223	29,223
Total Collateral for Securities Loaned (Cost $115,442)		115,442
Total Investments (Cost $49,031,952) — 97.2%		48,481,858
Other assets in excess of liabilities — 2.8%		1,351,452
NET ASSETS — 100.00%		$49,833,310

^  Purchased with cash collateral from securities on loan.

(a)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $5,241,074 and amounted to 10.5% of net assets.

(d)  All or a portion of this security is on loan.

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2018

(e)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2018.

(f)  Rate disclosed is the daily yield on December 31, 2018.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30-Year U.S. Treasury Bond Future	29	3/20/19	$4,042,437	$4,234,000	$191,563
5-Year U.S. Treasury Note Future	69	3/29/19	7,786,443	7,913,438	126,995
Ultra Long Term U.S. Treasury Bond Future	4	3/20/19	609,827	642,625	32,798
					$351,356

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	54	3/20/19	$6,432,970	$6,588,842	$(155,872)
2-Year U.S.Treasury Note Future	1	3/29/19	210,903	212,313	(1,410)
					$(157,282)
	Total unrealized appreciation				$351,356
	Total unrealized depreciation				(157,282)
	Total net unrealized appreciation				$194,074

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2018
	Victory INCORE Investment Quality Bond Fund	Victory INCORE Low Duration Bond Fund	Victory High Yield Fund
ASSETS:
Investments, at value (Cost $39,359,289, $343,841,759 and $92,927,348)	$39,063,159 (a)	$340,091,621 (b)	$88,317,216 (c)
Cash and cash equivalents	1,110,603	11,679,089	3,027,837
Deposits with brokers for futures contracts	255,511	1,290,188	—
Deposits with brokers for centrally cleared swap agreements	378,293	2,404,388	—
Interest and dividends receivable	181,405	1,811,522	1,256,249
Receivable for capital shares issued	17,486	633,903	621,107
Receivable for investments sold	—	—	4,407
Variation margin receivable on open futures contracts	4,250	91,312	—
Variation margin receivable on open swap agreements	4,033	42,662	—
Receivable from Adviser	17,345	2,363	13,786
Prepaid expenses	20,688	20,022	16,115
Total Assets	41,052,773	358,067,070	93,256,717
LIABILITIES:
Payables:
Collateral received on loaned securities	33,481	973,825	10,410,290
Distributions	3,039	95,664	208,437
Investments purchased	6,662,836	5,044,922	—
Capital shares redeemed	153,219	11,777,948	661,690
Variation margin on open futures contracts	10,829	—	—
Accrued expenses and other payables:
Investment advisory fees	14,573	127,173	41,486
Administration fees	1,791	17,371	4,237
Custodian fees	1,667	5,239	4,353
Transfer agent fees	5,947	35,848	3,202
Chief Compliance Officer fees	24	233	58
Trustees' fees	44	240	68
12b-1 fees	4,950	37,406	15,200
Other accrued expenses	20,193	50,184	23,240
Total Liabilities	6,912,593	18,166,053	11,372,261
NET ASSETS:
Capital	35,662,294	375,294,280	94,588,006
Total distributable earnings/(loss)	(1,522,114)	(35,393,263)	(12,703,550)
Net Assets	$34,140,180	$339,901,017	$81,884,456
Net Assets
Class A Shares	$24,049,950	$96,209,587	$23,797,065
Class C Shares	3,633,849	62,103,042	19,432,281
Class R Shares	3,191,861	1,553,724	17,595,025
Class Y Shares	3,264,520	180,034,664	21,060,085
Total	$34,140,180	$339,901,017	$81,884,456
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	2,598,503	9,759,511	3,837,658
Class C Shares	392,933	6,303,772	3,127,069
Class R Shares	344,063	157,657	2,829,914
Class Y Shares	353,084	18,257,576	3,412,902
Total	3,688,583	34,478,516	13,207,543
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.26	$9.86	$6.20
Class C Shares (d)	$9.25	$9.85	$6.21
Class R Shares	$9.28	$9.86	$6.22
Class Y Shares	$9.25	$9.86	$6.17
Maximum Sales Charge — Class A Shares	2.00%	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.45	$10.06	$6.33

(a)  Includes $32,258 of securities on loan.

(b)  Includes $948,936 of securities on loan.

(c)  Includes $9,950,829 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2018
	Victory Tax-Exempt Fund	Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
ASSETS:
Investments, at value (Cost $64,546,693, $46,155,217 and $626,604,384)	$66,193,821	$46,616,349	$597,793,152
Cash and cash equivalents	1,676,767	353,235	19,483,698
Interest and dividends receivable	653,947	547,768	3,127,354
Receivable for capital shares issued	6,307	225,594	1,656,092
Receivable for investments sold	—	—	11,039,857
Receivable from Adviser	17,127	13,952	104,830
Prepaid expenses	17,631	18,259	29,592
Total Assets	68,565,600	47,775,157	633,234,575
LIABILITIES:
Payables:
Distributions	16,028	13,765	435,093
Investments purchased	—	—	13,412,500
Capital shares redeemed	241,367	262,707	6,258,467
Accrued expenses and other payables:
Investment advisory fees	29,699	20,372	349,018
Administration fees	3,651	2,504	32,910
Custodian fees	1,030	862	62,577
Transfer agent fees	3,892	—	78,538
Chief Compliance Officer fees	50	34	448
Trustees' fees	67	53	414
12b-1 fees	11,294	10,386	107,792
Other accrued expenses	19,538	16,888	101,600
Total Liabilities	326,616	327,571	20,839,357
NET ASSETS:
Capital	66,657,854	47,121,024	808,168,392
Total distributable earnings/(loss)	1,581,130	326,562	(195,773,174)
Net Assets	$68,238,984	$47,447,586	$612,395,218
Net Assets
Class A Shares	$29,993,436	$16,483,014	$118,671,930
Class C Shares	17,985,713	19,281,770	211,461,778
Class R Shares	—	—	715,560
Class Y Shares	20,259,835	11,682,802	281,545,950
Total	$68,238,984	$47,447,586	$612,395,218
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,167,537	1,586,253	12,998,584
Class C Shares	1,900,112	1,855,607	23,147,071
Class R Shares	—	—	78,379
Class Y Shares	2,140,644	1,124,172	30,818,080
Total	7,208,293	4,566,032	67,042,114
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.47	$10.39	$9.13
Class C Shares (a)	9.47	10.39	9.14
Class R Shares	—	—	9.13
Class Y Shares	9.46	10.39	9.14
Maximum Sales Charge — Class A Shares	2.00%	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.66	$10.60	$9.32

(a)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statement of Assets and Liabilities December 31, 2018
Victory Strategic Income Fund
ASSETS:
Investments, at value (Cost $49,031,952)	$48,481,858 (a)
Cash and cash equivalents	1,127,396
Deposits with brokers for futures contracts	139,960
Interest and dividends receivable	304,176
Receivable for capital shares issued	2,039
Receivable for investments sold	6,143
Variation margin receivable on open futures contracts	33,217
Receivable from Adviser	10,791
Prepaid expenses	21,413
Total Assets	50,126,993
LIABILITIES:
Payables:
Collateral received on loaned securities	115,442
Distributions	87,815
Capital shares redeemed	7,809
Variation margin on open futures contracts	21,233
Accrued expenses and other payables:
Investment advisory fees	25,514
Administration fees	2,609
Custodian fees	3,328
Transfer agent fees	159
Chief Compliance Officer fees	35
Trustees' fees	53
12b-1 fees	8,652
Other accrued expenses	21,034
Total Liabilities	293,683
NET ASSETS:
Capital	52,283,056
Total distributable earnings/(loss)	(2,449,746)
Net Assets	$49,833,310
Net Assets
Class A Shares	$32,053,782
Class C Shares	10,220,654
Class R Shares	2,761,296
Class Y Shares	4,797,578
Total	$49,833,310
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,290,000
Class C Shares	1,044,245
Class R Shares	281,931
Class Y Shares	495,239
Total	5,111,415
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.74
Class C Shares (b)	9.79
Class R Shares	9.79
Class Y Shares	9.69
Maximum Sales Charge — Class A Shares	2.00%
Maximum offering price(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.94

(a)  Includes $112,309 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2018
	Victory INCORE Investment Quality Bond Fund	Victory INCORE Low Duration Bond Fund	Victory High Yield Fund
Investment Income:
Dividends	$—	$—	$29,930
Interest	1,242,366	9,929,970	4,935,894
Securities lending (net of fees)	654	11,675	107,055
Total Income	1,243,020	9,941,645	5,072,879
Expenses:
Investment advisory fees	196,012	1,793,125	433,934
Administration fees	23,995	238,568	44,057
12b-1 fees — Class A Shares	68,411	289,470	56,327
12b-1 fees — Class C Shares	44,596	711,926	212,652
12b-1 fees — Class R Shares	18,662	8,543	94,785
Custodian fees	5,643	21,792	15,950
Transfer agent fees	4,471	47,574	5,048
Transfer agent fees — Class A Shares	31,824	84,731	13,065
Transfer agent fees — Class C Shares	5,219	67,089	5,580
Transfer agent fees — Class R Shares	6,527	2,751	5,219
Transfer agent fees — Class Y Shares	3,815	213,661	8,141
Trustees' fees	3,832	35,392	5,986
Chief Compliance Officer fees	305	3,099	536
Legal and audit fees	15,950	41,145	19,964
State registration and filing fees	51,746	61,916	50,638
Interest expense on interfund lending	—	215	—
Other expenses	24,088	65,350	19,445
Recoupment of prior expenses waived/reimbursed by Adviser	—	—	1,109
Total Expenses	505,096	3,686,347	992,436
Expenses waived/reimbursed by Adviser	(107,641)	(229,812)	(76,868)
Net Expenses	397,455	3,456,535	915,568
Net Investment Income (Loss)	845,565	6,485,110	4,157,311
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(736,244)	(1,122,647)	762,754
Net realized gains (losses) from futures transactions	(270,031)	(1,292,411)	—
Net realized gains (losses) from swap transactions	120,948	1,563,684	—
Net change in unrealized appreciation/depreciation on investments	(305,413)	(1,773,031)	(5,292,005)
Net change in unrealized appreciation/depreciation on futures transactions	(43,848)	959,590	—
Net change in unrealized appreciation/depreciation on swap transactions	(179,340)	(2,065,991)	—
Net realized/unrealized gains (losses) on investments	(1,413,928)	(3,730,806)	(4,529,251)
Change in net assets resulting from operations	$(568,363)	$2,754,304	$(371,940)

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2018
	Victory Tax-Exempt Fund	Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
Investment Income:
Interest	$3,527,224	$2,863,436	$42,646,306
Total Income	3,527,224	2,863,436	42,646,306
Expenses:
Investment advisory fees	394,015	290,871	4,325,545
Administration fees	47,197	35,081	399,970
12b-1 fees — Class A Shares	82,108	50,558	355,656
12b-1 fees — Class C Shares	223,298	220,062	2,413,934
12b-1 fees — Class R Shares	—	—	3,576
Custodian fees	3,535	3,621	218,128
Transfer agent fees	10,556	8,574	64,342
Transfer agent fees — Class A Shares	16,212	11,196	102,698
Transfer agent fees — Class C Shares	19,204	14,347	216,338
Transfer agent fees — Class R Shares	—	—	785
Transfer agent fees — Class Y Shares	20,333	7,305	214,309
Trustees' fees	7,126	5,665	54,415
Chief Compliance Officer fees	606	454	5,029
Legal and audit fees	15,456	14,582	125,705
State registration and filing fees	39,524	40,764	66,806
Interest expense on line of credit	884	—	—
Interest expense on interfund lending	156	1,939	—
Other expenses	16,868	15,951	166,245
Total Expenses	897,078	720,970	8,733,481
Expenses waived/reimbursed by Adviser	(114,539)	(121,563)	(765,491)
Net Expenses	782,539	599,407	7,967,990
Net Investment Income (Loss)	2,744,685	2,264,029	34,678,316
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	441,470	825,294	(2,188,784)
Net change in unrealized appreciation/depreciation on investments	(2,948,214)	(3,343,476)	(29,992,718)
Net realized/unrealized gains (losses) on investments	(2,506,744)	(2,518,182)	(32,181,502)
Change in net assets resulting from operations	$237,941	$(254,153)	$2,496,814

See notes to financial statements.

Victory Portfolios	Statement of Operations For the Year Ended December 31, 2018
Victory Strategic Income Fund
Investment Income:
Dividends	$3,098
Interest	2,296,330
Securities lending (net of fees)	15,265
Total Income	2,314,693
Expenses:
Investment advisory fees	314,968
Administration fees	32,031
12b-1 fees — Class A Shares	83,144
12b-1 fees — Class C Shares	111,886
12b-1 fees — Class R Shares	14,066
Custodian fees	15,133
Transfer agent fees	4,369
Transfer agent fees — Class A Shares	7,537
Transfer agent fees — Class C Shares	9,054
Transfer agent fees — Class R Shares	637
Transfer agent fees — Class Y Shares	2,585
Trustees' fees	4,791
Chief Compliance Officer fees	402
Legal and audit fees	18,119
State registration and filing fees	51,640
Other expenses	15,251
Total Expenses	685,613
Expenses waived/reimbursed by Adviser	(98,810)
Net Expenses	586,803
Net Investment Income (Loss)	1,727,890
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(941,939)
Net realized gains (losses) from futures transactions	(477,912)
Net realized gains (losses) from swap transactions	(167,172)
Net change in unrealized appreciation/depreciation on investments	(808,734)
Net change in unrealized appreciation/depreciation on futures transactions	178,638
Net realized/unrealized gains (losses) on investments	(2,217,119)
Change in net assets resulting from operations	$(489,229)
See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$845,565	$909,777	$6,485,110	$6,834,623	$4,157,311	$4,040,436
Net realized gains (losses) from investment transactions	(885,327)	540,669	(851,374)	1,594,520	762,754	1,123,076
Net change in unrealized appreciation/ depreciation on investments	(528,601)	428,182	(2,879,432)	(110,863)	(5,292,005)	1,439,779
Change in net assets resulting from operations	(568,363)	1,878,628	2,754,304	8,318,280	(371,940)	6,603,291
Distributions to Shareholders: (a)
Class A Shares	(736,699)	(851,750)	(2,446,294)	(2,975,964)	(1,373,046)	(1,403,226)
Class C Shares	(80,797)	(116,728)	(961,618)	(915,654)	(1,141,547)	(1,168,449)
Class R Shares	(85,278)	(84,062)	(29,001)	(31,139)	(1,084,151)	(1,059,549)
Class Y Shares	(107,033)	(137,124)	(4,911,061)	(5,811,142)	(613,768)	(361,401)
Change in net assets resulting from distributions to shareholders	(1,009,807)	(1,189,664)	(8,347,974)	(9,733,899)	(4,212,512)	(3,992,625)
Change in net assets resulting from capital transactions	(10,074,855)	(14,930,156)	(160,010,798)	(162,872,205)	17,874,778	(7,725,222)
Change in net assets	(11,653,025)	(14,241,192)	(165,604,468)	(164,287,824)	13,290,326	(5,114,556)
Net Assets:
Beginning of period	45,793,205	60,034,397	505,505,485	669,793,309	68,594,130	73,708,686
End of period	$34,140,180	$45,793,205	$339,901,017	$505,505,485	$81,884,456	$68,594,130

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,431,100	$2,831,599	$30,744,375	$46,832,529	$8,578,195	$1,861,235
Distributions reinvested	708,767	815,905	2,128,032	2,686,461	837,993	887,213
Cost of shares redeemed	(9,305,764)	(13,321,140)	(84,318,228)	(114,718,707)	(6,155,194)	(7,281,276)
Total Class A Shares	$(6,165,897)	$(9,673,636)	$(51,445,821)	$(65,199,717)	$3,260,994	$(4,532,828)
Class C Shares
Proceeds from shares issued	$115,170	$258,405	$5,049,809	$4,237,252	$467,260	$547,795
Distributions reinvested	70,118	104,388	815,577	767,764	318,084	360,247
Cost of shares redeemed	(2,479,459)	(3,247,616)	(25,622,129)	(39,487,104)	(2,448,114)	(1,937,517)
Total Class C Shares	$(2,294,171)	$(2,884,823)	$(19,756,743)	$(34,482,088)	$(1,662,770)	$(1,029,475)
Class R Shares
Proceeds from shares issued	$381,014	$744,251	$720,436	$497,363	$493,060	$400,156
Distributions reinvested	84,899	82,168	27,842	29,528	147,473	151,626
Cost of shares redeemed	(1,072,079)	(1,419,639)	(1,248,707)	(1,025,220)	(1,182,114)	(766,727)
Total Class R Shares	$(606,166)	$(593,220)	$(500,429)	$(498,329)	$(541,581)	$(214,945)
Class Y Shares
Proceeds from shares issued	$669,922	$2,226,232	$89,186,215	$138,578,340	$21,430,313	$976,273
Distributions reinvested	102,539	121,080	4,002,004	4,600,750	485,679	228,090
Cost of shares redeemed	(1,781,082)	(4,125,789)	(181,496,024)	(205,871,161)	(5,097,857)	(3,152,337)
Total Class Y Shares	$(1,008,621)	$(1,778,477)	$(88,307,805)	$(62,692,071)	$16,818,135	$(1,947,974)
Change in net assets resulting from capital transactions	$(10,074,855)	$(14,930,156)	$(160,010,798)	$(162,872,205)	$17,874,778	$(7,725,222)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Share Transactions:
Class A Shares
Issued	259,560	295,492	3,106,607	4,664,463	1,324,722	286,825
Reinvested	76,253	85,190	214,752	267,483	129,433	136,509
Redeemed	(1,001,548)	(1,391,149)	(8,500,863)	(11,415,614)	(946,378)	(1,122,011)
Total Class A Shares	(665,735)	(1,010,467)	(5,179,504)	(6,483,668)	507,777	(698,677)
Class C Shares
Issued	12,218	26,962	511,435	422,473	71,687	83,822
Reinvested	7,545	10,909	82,367	76,544	48,947	55,272
Redeemed	(266,190)	(339,958)	(2,586,154)	(3,931,543)	(377,563)	(297,521)
Total Class C Shares	(246,427)	(302,087)	(1,992,352)	(3,432,526)	(256,929)	(158,427)
Class R Shares
Issued	40,562	77,547	72,503	49,538	75,414	61,669
Reinvested	9,118	8,561	2,811	2,943	22,696	23,257
Redeemed	(115,435)	(147,630)	(125,706)	(102,062)	(184,892)	(117,872)
Total Class R Shares	(65,755)	(61,522)	(50,392)	(49,581)	(86,782)	(32,946)
Class Y Shares
Issued	71,550	233,209	9,003,632	13,783,498	3,334,887	151,429
Reinvested	11,041	12,655	403,649	457,942	75,911	35,243
Redeemed	(190,915)	(432,356)	(18,291,525)	(20,479,175)	(795,040)	(489,738)
Total Class Y Shares	(108,324)	(186,492)	(8,884,244)	(6,237,735)	2,615,758	(303,066)
Change in Shares	(1,086,241)	(1,560,568)	(16,106,492)	(16,203,510)	2,779,824	(1,193,116)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$2,744,685	$3,573,247	$2,264,029	$3,646,007	$34,678,316	$36,779,615
Net realized gains (losses) from investment transactions	441,470	2,484,368	825,294	4,064,798	(2,188,784)	2,249,383
Net change in unrealized appreciation/ depreciation on investments	(2,948,214)	1,527,664	(3,343,476)	(371,458)	(29,992,718)	(11,511,519)
Change in net assets resulting from operations	237,941	7,585,279	(254,153)	7,339,347	2,496,814	27,517,479
Distributions to Shareholders: (a)
Class A Shares	(1,674,030)	(2,090,480)	(833,535)	(1,272,345)	(7,767,897)	(8,534,071)
Class C Shares	(927,398)	(1,170,699)	(737,053)	(948,489)	(11,211,612)	(12,145,762)
Class R Shares	—	—	—	—	(34,879)	(49,769)
Class Y Shares	(1,215,244)	(1,441,492)	(693,477)	(1,423,842)	(15,978,424)	(16,116,919)
Change in net assets resulting from distributions to shareholders	(3,816,672)	(4,702,671)	(2,264,065)	(3,644,676)	(34,992,812)	(36,846,521)
Change in net assets resulting from capital transactions	(19,692,166)	(31,160,715)	(27,903,721)	(24,933,574)	(45,765,231)	(233,559,554)
Change in net assets	(23,270,897)	(28,278,107)	(30,421,939)	(21,238,903)	(78,261,229)	(242,888,596)
Net Assets:
Beginning of period	91,509,881	119,787,988	77,869,525	99,108,428	690,656,447	933,545,043
End of period	$68,238,984	$91,509,881	$47,447,586	$77,869,525	$612,395,218	$690,656,447

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$3,746,017	$3,102,632	$1,462,753	$1,513,159	$45,834,320	$12,625,716
Distributions reinvested	1,587,635	1,959,387	744,985	1,148,985	6,719,663	7,541,272
Cost of shares redeemed	(11,426,401)	(23,412,655)	(10,719,172)	(11,021,906)	(75,051,508)	(91,072,678)
Total Class A Shares	$(6,092,749)	$(18,350,636)	$(8,511,434)	$(8,359,762)	$(22,497,525)	$(70,905,690)
Class C Shares
Proceeds from shares issued	$479,938	$811,966	$599,566	$996,790	$19,574,341	$10,440,111
Distributions reinvested	767,834	949,284	647,618	807,173	9,501,754	9,957,444
Cost of shares redeemed	(8,753,995)	(9,424,559)	(6,270,846)	(7,318,721)	(71,921,531)	(92,529,564)
Total Class C Shares	$(7,506,223)	$(7,663,309)	$(5,023,662)	$(5,514,758)	$(42,845,436)	$(72,132,009)
Class R Shares
Proceeds from shares issued	$—	$—	$—	$—	$218,439	$209,448
Distributions reinvested	—	—	—	—	25,934	39,590
Cost of shares redeemed	—	—	—	—	(408,718)	(637,529)
Total Class R Shares	$—	$—	$—	$—	$(164,345)	$(388,491)
Class Y Shares
Proceeds from shares issued	$4,360,518	$6,773,639	$1,879,873	$5,817,166	$133,354,896	$89,018,180
Distributions reinvested	1,153,505	1,254,269	657,063	1,310,190	13,787,041	13,612,952
Cost of shares redeemed	(11,607,217)	(13,174,678)	(16,905,561)	(18,186,410)	(127,399,862)	(192,764,496)
Total Class Y Shares	$(6,093,194)	$(5,146,770)	$(14,368,625)	$(11,059,054)	$19,742,075	$(90,133,364)
Change in net assets resulting from capital transactions	$(19,692,166)	$(31,160,715)	$(27,903,721)	$(24,933,574)	$(45,765,231)	$(233,559,554)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Share Transactions:
Class A Shares
Issued	392,511	311,344	138,669	141,815	4,791,356	1,305,374
Reinvested	165,480	198,907	70,896	108,390	705,288	781,201
Redeemed	(1,182,655)	(2,381,069)	(1,018,059)	(1,038,779)	(7,916,526)	(9,422,219)
Total Class A Shares	(624,664)	(1,870,818)	(808,494)	(788,574)	(2,419,882)	(7,335,644)
Class C Shares
Issued	49,729	81,943	57,162	94,105	2,060,999	1,079,352
Reinvested	80,097	96,363	61,664	76,139	996,600	1,030,772
Redeemed	(907,537)	(958,991)	(597,211)	(692,994)	(7,539,753)	(9,576,856)
Total Class C Shares	(777,711)	(780,685)	(478,385)	(522,750)	(4,482,154)	(7,466,732)
Class R Shares
Issued	—	—	—	—	22,917	21,658
Reinvested	—	—	—	—	2,724	4,101
Redeemed	—	—	—	—	(42,619)	(66,148)
Total Class R Shares	—	—	—	—	(16,978)	(40,389)
Class Y Shares
Issued	453,041	689,033	178,749	552,773	14,061,221	9,198,088
Reinvested	120,245	127,339	62,531	123,607	1,447,068	1,409,028
Redeemed	(1,201,743)	(1,339,687)	(1,607,188)	(1,722,680)	(13,431,987)	(19,933,369)
Total Class Y Shares	(628,457)	(523,315)	(1,365,908)	(1,046,300)	2,076,302	(9,326,253)
Change in Shares	(2,030,832)	(3,174,818)	(2,652,787)	(2,357,624)	(4,842,712)	(24,169,018)

See notes to financial statements.

Victory Portfolios	Statement of Changes in Net Assets
	Victory Strategic Income Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$1,727,890	$1,904,829
Net realized gains (losses) from investment transactions	(1,587,023)	998,362
Net change in unrealized appreciation/depreciation on investments	(630,096)	105,546
Change in net assets resulting from operations	(489,229)	3,008,737
Distributions to Shareholders: (a)
Class A Shares	(1,129,828)	(1,253,807)
Class C Shares	(288,258)	(317,178)
Class R Shares	(83,778)	(91,356)
Class Y Shares	(191,276)	(405,899)
Change in net assets resulting from distributions to shareholders	(1,693,140)	(2,068,240)
Change in net assets resulting from capital transactions	(7,720,233)	(4,618,608)
Change in net assets	(9,902,602)	(3,678,111)
Net Assets:
Beginning of period	59,735,912	63,414,023
End of period	$49,833,310	$59,735,912

(a) Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statement of Changes in Net Assets

  (continued)

	Victory Strategic Income Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$675,278	$754,116
Distributions reinvested	198,500	259,436
Cost of shares redeemed	(2,400,693)	(3,726,856)
Total Class A Shares	$(1,526,915)	$(2,713,304)
Class C Shares
Proceeds from shares issued	$1,070,368	$1,478,406
Distributions reinvested	226,185	249,788
Cost of shares redeemed	(2,276,130)	(1,778,882)
Total Class C Shares	$(979,577)	$(50,688)
Class R Shares
Proceeds from shares issued	$9,743	$17,575
Distributions reinvested	13,196	15,654
Cost of shares redeemed	(73,239)	(129,893)
Total Class R Shares	$(50,300)	$(96,664)
Class Y Shares
Proceeds from shares issued	$412,952	$2,676,340
Distributions reinvested	103,535	304,661
Cost of shares redeemed	(5,679,928)	(4,738,953)
Total Class Y Shares	$(5,163,441)	$(1,757,952)
Change in net assets resulting from capital transactions	$(7,720,233)	$(4,618,608)
Share Transactions:
Class A Shares
Issued	67,828	74,635
Reinvested	20,169	25,689
Redeemed	(244,021)	(369,334)
Total Class A Shares	(156,024)	(269,010)
Class C Shares
Issued	106,921	145,885
Reinvested	22,876	24,613
Redeemed	(230,950)	(175,535)
Total Class C Shares	(101,153)	(5,037)
Class R Shares
Issued	982	1,738
Reinvested	1,334	1,542
Redeemed	(7,448)	(12,801)
Total Class R Shares	(5,132)	(9,521)
Class Y Shares
Issued	42,123	267,549
Reinvested	10,562	30,331
Redeemed	(566,546)	(472,927)
Total Class Y Shares	(513,861)	(175,047)
Change in Shares	(776,170)	(458,615)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Quality Bond Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.59	$9.48	$9.57	$10.16	$10.01
Investment Activities:
Net investment income (loss) (a)	0.21	0.18	0.22	0.31	0.30
Net realized and unrealized gains (losses) on investments	(0.29)	0.16	0.16	(0.38)	0.26
Total from Investment Activities	(0.08)	0.34	0.38	(0.07)	0.56
Distributions to Shareholders:
Net investment income	(0.25)	(0.23)	(0.23)	(0.30)	(0.30)
Net realized gains from investments	—	—	(0.24)	(0.22)	(0.11)
Total Distributions to Shareholders	(0.25)	(0.23)	(0.47)	(0.52)	(0.41)
Net Asset Value, End of Period	$9.26	$9.59	$9.48	$9.57	$10.16
Total Return (excludes sales charge)	(0.80)%	3.62%	4.01%	(0.74)%	5.67%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$24,049	$31,306	$40,510	$51,747	$73,618
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.88%
Ratio of net investment income (loss) to average net assets	2.27%	1.86%	2.29%	3.06%	2.98%
Ratio of gross expenses to average net assets (b)	1.13%	1.07%	1.14%	1.07%	1.05%
Portfolio turnover (c)	115%	70%	148%	73%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Quality Bond Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.58	$9.47	$9.56	$10.16	$10.01
Investment Activities:
Net investment income (loss) (a)	0.13	0.10	0.14	0.22	0.22
Net realized and unrealized gains (losses) on investments	(0.29)	0.16	0.16	(0.38)	0.26
Total from Investment Activities	(0.16)	0.26	0.30	(0.16)	0.48
Distributions to Shareholders:
Net investment income	(0.17)	(0.15)	(0.15)	(0.22)	(0.22)
Net realized gains from investments	—	—	(0.24)	(0.22)	(0.11)
Total Distributions to Shareholders	(0.17)	(0.15)	(0.39)	(0.44)	(0.33)
Net Asset Value, End of Period	$9.25	$9.58	$9.47	$9.56	$10.16
Total Return (excludes contingent deferred sales charge)	(1.66)%	2.74%	3.11%	(1.70)%	4.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,634	$6,127	$8,915	$10,510	$15,377
Ratio of net expenses to average net assets	1.77%	1.77%	1.77%	1.77%	1.71%
Ratio of net investment income (loss) to average net assets	1.42%	0.99%	1.42%	2.19%	2.16%
Ratio of gross expenses to average net assets (b)	2.10%	1.91%	1.92%	1.85%	1.88%
Portfolio turnover (c)	115%	70%	148%	73%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Quality Bond Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.61	$9.50	$9.58	$10.18	$10.02
Investment Activities:
Net investment income (loss) (a)	0.18	0.14	0.19	0.27	0.26
Net realized and unrealized gains (losses) on investments	(0.30)	0.16	0.17	(0.39)	0.27
Total from Investment Activities	(0.12)	0.30	0.36	(0.12)	0.53
Distributions to Shareholders:
Net investment income	(0.21)	(0.19)	(0.20)	(0.26)	(0.26)
Net realized gains from investments	—	—	(0.24)	(0.22)	(0.11)
Total Distributions to Shareholders	(0.21)	(0.19)	(0.44)	(0.48)	(0.37)
Net Asset Value, End of Period	$9.28	$9.61	$9.50	$9.58	$10.18
Total Return	(1.20)%	3.16%	3.71%	(1.24)%	5.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,192	$3,940	$4,477	$5,568	$7,821
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.28%
Ratio of net investment income (loss) to average net assets	1.88%	1.44%	1.90%	2.65%	2.57%
Ratio of gross expenses to average net assets (b)	1.69%	1.65%	1.44%	1.45%	1.46%
Portfolio turnover (c)	115%	70%	148%	73%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Quality Bond Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.58	$9.47	$9.56	$10.17	$10.02
Investment Activities:
Net investment income (loss) (a)	0.23	0.20	0.25	0.32	0.33
Net realized and unrealized gains (losses) on investments	(0.29)	0.16	0.16	(0.39)	0.26
Total from Investment Activities	(0.06)	0.36	0.41	(0.07)	0.59
Distributions to Shareholders:
Net investment income	(0.27)	(0.25)	(0.26)	(0.32)	(0.33)
Net realized gains from investments	—	—	(0.24)	(0.22)	(0.11)
Total Distributions to Shareholders	(0.27)	(0.25)	(0.50)	(0.54)	(0.44)
Net Asset Value, End of Period	$9.25	$9.58	$9.47	$9.56	$10.17
Total Return	(0.56)%	3.87%	4.26%	(0.73)%	5.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,265	$4,421	$6,133	$5,557	$33,519
Ratio of net expenses to average net assets	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	2.51%	2.09%	2.53%	3.19%	3.20%
Ratio of gross expenses to average net assets (b)	1.12%	0.98%	0.94%	0.86%	0.78%
Portfolio turnover (c)	115%	70%	148%	73%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.99	$10.03	$9.95		$10.03	$10.13
Investment Activities:
Net investment income (loss) (a)	0.16	0.12	0.12		0.14	0.18
Net realized and unrealized gains (losses) on investments	(0.08)	0.02	0.06		(0.09)	(0.10)
Total from Investment Activities	0.08	0.14	0.18		0.05	0.08
Distributions to Shareholders:
Net investment income	(0.21)	(0.18)	(0.10)		(0.13)	(0.18)
Total Distributions to Shareholders	(0.21)	(0.18)	(0.10)		(0.13)	(0.18)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(b)	—	—
Net Asset Value, End of Period	$9.86	$9.99	$10.03		$9.95	$10.03
Total Return (excludes sales charge)	0.73%	1.47%	1.80	%(c)	0.52%	0.74%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$96,210	$149,287	$214,825		$314,347	$373,706
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%		0.84%	0.90%
Ratio of net investment income (loss) to average net assets	1.66%	1.21%	1.21%		1.38%	1.75%
Ratio of gross expenses to average net assets (d)	0.90%	0.90%	0.89%		0.85%	0.90%
Portfolio turnover (e)	45%	62%	49%		36%	38%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.99	$10.02	$9.95		$10.03	$10.13
Investment Activities:
Net investment income (loss) (a)	0.09	0.04	0.04		0.06	0.10
Net realized and unrealized gains (losses) on investments	(0.09)	0.03	0.05		(0.08)	(0.10)
Total from Investment Activities	— (b)	0.07	0.09		(0.02)	—	(b)
Distributions to Shareholders:
Net investment income	(0.14)	(0.10)	(0.02)		(0.06)	(0.10)
Total Distributions to Shareholders	(0.14)	(0.10)	(0.02)		(0.06)	(0.10)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(b)	—	—
Net Asset Value, End of Period	$9.85	$9.99	$10.02		$9.95	$10.03
Total Return (excludes contingent deferred sales charge)	(0.04)%	0.70%	0.94	%(c)	(0.20)%	—	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$62,103	$82,847	$117,544		$154,056	$191,970
Ratio of net expenses to average net assets	1.62%	1.62%	1.62%		1.61%	1.64%
Ratio of net investment income (loss) to average net assets	0.88%	0.44%	0.44%		0.62%	1.00%
Ratio of gross expenses to average net assets (e)	1.68%	1.65%	1.65%		1.62%	1.64%
Portfolio turnover (f)	45%	62%	49%		36%	38%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  Amount is less than 0.005%.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.99	$10.02	$9.95		$10.03	$10.13
Investment Activities:
Net investment income (loss) (a)	0.12	0.08	0.08		0.10	0.13
Net realized and unrealized gains (losses) on investments	(0.08)	0.03	0.05		(0.09)	(0.10)
Total from Investment Activities	0.04	0.11	0.13		0.01	0.03
Distributions to Shareholders:
Net investment income	(0.17)	(0.14)	(0.06)		(0.09)	(0.13)
Total Distributions to Shareholders	(0.17)	(0.14)	(0.06)		(0.09)	(0.13)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(b)	—	—
Net Asset Value, End of Period	$9.86	$9.99	$10.02		$9.95	$10.03
Total Return	0.31%	1.05%	1.33	%(c)	0.12%	0.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,554	$2,078	$2,583		$3,925	$5,001
Ratio of net expenses to average net assets	1.27%	1.27%	1.23%		1.26%	1.33%
Ratio of net investment income (loss) to average net assets	1.20%	0.79%	0.83%		0.96%	1.31%
Ratio of gross expenses to average net assets (d)	1.87%	1.68%	1.25%		1.27%	1.33%
Portfolio turnover (e)	45%	62%	49%		36%	38%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$10.00	$10.03	$9.95		$10.03	$10.13
Investment Activities:
Net investment income (loss) (a)	0.19	0.15	0.14		0.16	0.20
Net realized and unrealized gains (losses) on investments	(0.10)	0.02	0.06		(0.08)	(0.10)
Total from Investment Activities	0.09	0.17	0.20		0.08	0.10
Distributions to Shareholders:
Net investment income	(0.23)	(0.20)	(0.12)		(0.16)	(0.20)
Total Distributions to Shareholders	(0.23)	(0.20)	(0.12)		(0.16)	(0.20)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(b)	—	—
Net Asset Value, End of Period	$9.86	$10.00	$10.03		$9.95	$10.03
Total Return	0.96%	1.71%	2.04	%(c)	0.74%	1.04%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$180,034	$271,294	$334,841		$367,112	$407,382
Ratio of net expenses to average net assets	0.62%	0.62%	0.60%		0.61%	0.61%
Ratio of net investment income (loss) to average net assets	1.87%	1.44%	1.42%		1.60%	2.02%
Ratio of gross expenses to average net assets (d)	0.68%	0.65%	0.63%		0.62%	0.61%
Portfolio turnover (e)	45%	62%	49%		36%	38%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$6.57	$6.34	$5.85	$6.52	$7.31
Investment Activities:
Net investment income (loss) (a)	0.39	0.39	0.38	0.40	0.41
Net realized and unrealized gains (losses) on investments	(0.37)	0.22	0.49	(0.67)	(0.47)
Total from Investment Activities	0.02	0.61	0.87	(0.27)	(0.06)
Distributions to Shareholders:
Net investment income	(0.39)	(0.38)	(0.38)	(0.40)	(0.41)
Net realized gains from investments	—	—	—	—	(0.32)
Total Distributions to Shareholders	(0.39)	(0.38)	(0.38)	(0.40)	(0.73)
Net Asset Value, End of Period	$6.20	$6.57	$6.34	$5.85	$6.52
Total Return (excludes sales charge)	0.28%	9.93%	15.40%	(4.51)%	(1.01)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$23,797	$21,882	$25,530	$26,608	$34,339
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	0.98%
Ratio of net investment income (loss) to average net assets	6.01%	5.99%	6.32%	6.16%	5.52%
Ratio of gross expenses to average net assets (b)	1.12%	1.13%	1.18%	1.16%	1.16%
Portfolio turnover (c)	87%	174%	165%	151%	221%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$6.58	$6.35	$5.86	$6.53	$7.32
Investment Activities:
Net investment income (loss) (a)	0.34	0.34	0.34	0.35	0.36
Net realized and unrealized gains (losses) on investments	(0.36)	0.23	0.49	(0.67)	(0.47)
Total from Investment Activities	(0.02)	0.57	0.83	(0.32)	(0.11)
Distributions to Shareholders:
Net investment income	(0.35)	(0.34)	(0.34)	(0.35)	(0.36)
Net realized gains from investments	—	—	—	—	(0.32)
Total Distributions to Shareholders	(0.35)	(0.34)	(0.34)	(0.35)	(0.68)
Net Asset Value, End of Period	$6.21	$6.58	$6.35	$5.86	$6.53
Total Return (excludes contingent deferred sales charge)	(0.43)%	9.19%	14.58%	(5.16)%	(1.70)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$19,432	$22,283	$22,498	$22,138	$27,780
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	5.29%	5.27%	5.61%	5.47%	4.85%
Ratio of gross expenses to average net assets (b)	1.84%	1.84%	1.91%	1.90%	1.90%
Portfolio turnover (c)	87%	174%	165%	151%	221%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$6.59	$6.35	$5.87	$6.54	$7.33
Investment Activities:
Net investment income (loss) (a)	0.37	0.37	0.36	0.37	0.38
Net realized and unrealized gains (losses) on investments	(0.37)	0.23	0.48	(0.66)	(0.47)
Total from Investment Activities	— (b)	0.60	0.84	(0.29)	(0.09)
Distributions to Shareholders:
Net investment income	(0.37)	(0.36)	(0.36)	(0.38)	(0.38)
Net realized gains from investments	—	—	—	—	(0.32)
Total Distributions to Shareholders	(0.37)	(0.36)	(0.36)	(0.38)	(0.70)
Net Asset Value, End of Period	$6.22	$6.59	$6.35	$5.87	$6.54
Total Return	(0.07)%	9.64%	14.78%	(4.82)%	(1.35)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$17,595	$19,217	$18,742	$18,042	$21,109
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	5.64%	5.61%	5.96%	5.82%	5.20%
Ratio of gross expenses to average net assets (c)	1.35%	1.36%	1.45%	1.51%	1.52%
Portfolio turnover (d)	87%	174%	165%	151%	221%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amounts is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$6.54	$6.31	$5.82	$6.49	$7.27
Investment Activities:
Net investment income (loss) (a)	0.41	0.40	0.39	0.41	0.44
Net realized and unrealized gains (losses) on investments	(0.37)	0.23	0.49	(0.67)	(0.48)
Total from Investment Activities	0.04	0.63	0.88	(0.26)	(0.04)
Distributions to Shareholders:
Net investment income	(0.41)	(0.40)	(0.39)	(0.41)	(0.42)
Net realized gains from investments	—	—	—	—	(0.32)
Total Distributions to Shareholders	(0.41)	(0.40)	(0.39)	(0.41)	(0.74)
Net Asset Value, End of Period	$6.17	$6.54	$6.31	$5.82	$6.49
Total Return	0.52%	10.24%	15.72%	(4.34)%	(0.63)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$21,060	$5,213	$6,938	$6,047	$13,830
Ratio of net expenses to average net assets	0.76%	0.76%	0.76%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets	6.32%	6.27%	6.54%	6.36%	5.90%
Ratio of gross expenses to average net assets (b)	0.97%	1.04%	1.00%	0.95%	0.90%
Portfolio turnover (c)	87%	174%	165%	151%	221%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Tax-Exempt Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.91	$9.65	$10.53	$10.83	$10.30
Investment Activities:
Net investment income (loss) (a)	0.36	0.36	0.35	0.35	0.33
Net realized and unrealized gains (losses) on investments	(0.30)	0.39	(0.49)	(0.05)	0.53
Total from Investment Activities	0.06	0.75	(0.14)	0.30	0.86
Distributions to Shareholders:
Net investment income	(0.36)	(0.37)	(0.35)	(0.35)	(0.33)
Net realized gains from investments	(0.14)	(0.12)	(0.39)	(0.25)	—
Total Distributions to Shareholders	(0.50)	(0.49)	(0.74)	(0.60)	(0.33)
Net Asset Value, End of Period	$9.47	$9.91	$9.65	$10.53	$10.83
Total Return (excludes sales charge)	0.69%	7.89%	(1.40)%	2.76%	8.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$29,993	$37,570	$54,658	$90,301	$102,716
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.68%	3.70%	3.30%	3.22%	3.05%
Ratio of gross expenses to average net assets (b)	0.97%	0.96%	0.95%	0.93%	0.96%
Portfolio turnover (c)	42%	84%	39%	39%	14%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Tax-Exempt Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.90	$9.65	$10.53	$10.82	$10.30
Investment Activities:
Net investment income (loss) (a)	0.28	0.29	0.26	0.26	0.24
Net realized and unrealized gains (losses) on investments	(0.29)	0.37	(0.48)	(0.04)	0.52
Total from Investment Activities	(0.01)	0.66	(0.22)	0.22	0.76
Distributions to Shareholders:
Net investment income	(0.28)	(0.29)	(0.27)	(0.26)	(0.24)
Net realized gains from investments	(0.14)	(0.12)	(0.39)	(0.25)	—
Total Distributions to Shareholders	(0.42)	(0.41)	(0.66)	(0.51)	(0.24)
Net Asset Value, End of Period	$9.47	$9.90	$9.65	$10.53	$10.82
Total Return (excludes contingent deferred sales charge)	(0.01)%	6.92%	(2.19)%	2.04%	7.44%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$17,986	$26,520	$33,369	$43,404	$53,042
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets	2.88%	2.89%	2.51%	2.43%	2.26%
Ratio of gross expenses to average net assets (b)	1.78%	1.74%	1.71%	1.70%	1.72%
Portfolio turnover (c)	42%	84%	39%	39%	14%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Tax-Exempt Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.90	$9.65	$10.52	$10.82	$10.29
Investment Activities:
Net investment income (loss) (a)	0.37	0.37	0.36	0.36	0.34
Net realized and unrealized gains (losses) on investments	(0.30)	0.38	(0.48)	(0.05)	0.53
Total from Investment Activities	0.07	0.75	(0.12)	0.31	0.87
Distributions to Shareholders:
Net investment income	(0.37)	(0.38)	(0.36)	(0.36)	(0.34)
Net realized gains from investments	(0.14)	(0.12)	(0.39)	(0.25)	—
Total Distributions to Shareholders	(0.51)	(0.50)	(0.75)	(0.61)	(0.34)
Net Asset Value, End of Period	$9.46	$9.90	$9.65	$10.52	$10.82
Total Return	0.80%	7.90%	(1.20)%	2.87%	8.53%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$20,260	$27,420	$31,762	$52,012	$75,047
Ratio of net expenses to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of net investment income (loss) to average net assets	3.79%	3.80%	3.41%	3.33%	3.18%
Ratio of gross expenses to average net assets (b)	0.77%	0.73%	0.71%	0.71%	0.69%
Portfolio turnover (c)	42%	84%	39%	39%	14%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory High Income Municipal Bond Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$10.79	$10.35	$10.89	$10.84	$10.00
Investment Activities:
Net investment income (loss) (a)	0.43	0.46	0.44	0.43	0.45
Net realized and unrealized gains (losses) on investments	(0.40)	0.44	(0.54)	0.05	0.84
Total from Investment Activities	0.03	0.90	(0.10)	0.48	1.29
Distributions to Shareholders:
Net investment income	(0.43)	(0.46)	(0.44)	(0.43)	(0.45)
Total Distributions to Shareholders	(0.43)	(0.46)	(0.44)	(0.43)	(0.45)
Net Asset Value, End of Period	$10.39	$10.79	$10.35	$10.89	$10.84
Total Return (excludes sales charge)	0.34%	8.85%	(1.04)%	4.51%	13.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$16,483	$25,831	$32,943	$48,485	$50,341
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.78%
Ratio of net investment income (loss) to average net assets	4.13%	4.31%	4.02%	3.96%	4.26%
Ratio of gross expenses to average net assets (b)	1.02%	0.96%	0.96%	0.95%	1.02%
Portfolio turnover (c)	48%	66%	49%	53%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Income Municipal Bond Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$10.79	$10.35	$10.89	$10.84	$10.00
Investment Activities:
Net investment income (loss) (a)	0.35	0.38	0.36	0.35	0.37
Net realized and unrealized gains (losses) on investments	(0.40)	0.44	(0.54)	0.05	0.84
Total from Investment Activities	(0.05)	0.82	(0.18)	0.40	1.21
Distributions to Shareholders:
Net investment income	(0.35)	(0.38)	(0.36)	(0.35)	(0.37)
Total Distributions to Shareholders	(0.35)	(0.38)	(0.36)	(0.35)	(0.37)
Net Asset Value, End of Period	$10.39	$10.79	$10.35	$10.89	$10.84
Total Return (excludes contingent deferred sales charge)	(0.43)%	8.01%	(1.79)%	3.71%	12.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$19,282	$25,175	$29,563	$36,190	$35,996
Ratio of net expenses to average net assets	1.57%	1.57%	1.57%	1.57%	1.55%
Ratio of net investment income (loss) to average net assets	3.35%	3.54%	3.26%	3.19%	3.50%
Ratio of gross expenses to average net assets (b)	1.78%	1.73%	1.73%	1.73%	1.77%
Portfolio turnover (c)	48%	66%	49%	53%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Income Municipal Bond Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$10.79	$10.35	$10.89	$10.84	$10.00
Investment Activities:
Net investment income (loss) (a)	0.46	0.48	0.47	0.45	0.47
Net realized and unrealized gains (losses) on investments	(0.40)	0.44	(0.54)	0.05	0.84
Total from Investment Activities	0.06	0.92	(0.07)	0.50	1.31
Distributions to Shareholders:
Net investment income	(0.46)	(0.48)	(0.47)	(0.45)	(0.47)
Total Distributions to Shareholders	(0.46)	(0.48)	(0.47)	(0.45)	(0.47)
Net Asset Value, End of Period	$10.39	$10.79	$10.35	$10.89	$10.84
Total Return	0.57%	9.10%	(0.81)%	4.75%	13.37%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,683	$26,864	$36,603	$43,024	$34,630
Ratio of net expenses to average net assets	0.57%	0.57%	0.57%	0.57%	0.54%
Ratio of net investment income (loss) to average net assets	4.36%	4.55%	4.26%	4.18%	4.49%
Ratio of gross expenses to average net assets (b)	0.78%	0.73%	0.72%	0.73%	0.73%
Portfolio turnover (c)	48%	66%	49%	53%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.60	$9.71	$9.08	$9.82	$10.34
Investment Activities:
Net investment income (loss) (a)	0.52	0.46	0.46	0.46	0.42
Net realized and unrealized gains (losses) on investments	(0.47)	(0.10)	0.63	(0.74)	(0.52)
Total from Investment Activities	0.05	0.36	1.09	(0.28)	(0.10)
Distributions to Shareholders:
Net investment income	(0.52)	(0.47)	(0.46)	(0.46)	(0.42)
Total Distributions to Shareholders	(0.52)	(0.47)	(0.46)	(0.46)	(0.42)
Net Asset Value, End of Period	$9.13	$9.60	$9.71	$9.08	$9.82
Total Return (excludes sales charge)	0.43%	3.76%	12.35%	(3.03)%	(1.09)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$118,672	$148,060	$221,022	$227,240	$335,081
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	0.99%
Ratio of net investment income (loss) to average net assets	5.41%	4.76%	4.95%	4.71%	4.02%
Ratio of gross expenses to average net assets (b)	1.14%	1.10%	1.11%	1.06%	1.08%
Portfolio turnover (c)	48%	57%	56%	29%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.61	$9.72	$9.08	$9.83	$10.34
Investment Activities:
Net investment income (loss) (a)	0.44	0.38	0.39	0.38	0.34
Net realized and unrealized gains (losses) on investments	(0.47)	(0.10)	0.64	(0.75)	(0.51)
Total from Investment Activities	(0.03)	0.28	1.03	(0.37)	(0.17)
Distributions to Shareholders:
Net investment income	(0.44)	(0.39)	(0.39)	(0.38)	(0.34)
Total Distributions to Shareholders	(0.44)	(0.39)	(0.39)	(0.38)	(0.34)
Net Asset Value, End of Period	$9.14	$9.61	$9.72	$9.08	$9.83
Total Return (excludes contingent deferred sales charge)	(0.38)%	2.93%	11.57%	(3.91)%	(1.76)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$211,462	$265,486	$341,169	$399,361	$585,818
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.80%	1.79%
Ratio of net investment income (loss) to average net assets	4.60%	3.97%	4.18%	3.92%	3.28%
Ratio of gross expenses to average net assets (b)	1.90%	1.87%	1.89%	1.85%	1.85%
Portfolio turnover (c)	48%	57%	56%	29%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.60	$9.72	$9.08	$9.83	$10.34
Investment Activities:
Net investment income (loss) (a)	0.46	0.41	0.42	0.41	0.36
Net realized and unrealized gains (losses) on investments	(0.46)	(0.12)	0.63	(0.75)	(0.51)
Total from Investment Activities	— (b)	0.29	1.05	(0.34)	(0.15)
Distributions to Shareholders:
Net investment income	(0.47)	(0.41)	(0.41)	(0.41)	(0.36)
Total Distributions to Shareholders	(0.47)	(0.41)	(0.41)	(0.41)	(0.36)
Net Asset Value, End of Period	$9.13	$9.60	$9.72	$9.08	$9.83
Total Return	(0.13)%	3.07%	11.88%	(3.62)%	(1.50)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$716	$916	$1,319	$1,920	$2,340
Ratio of net expenses to average net assets	1.56%	1.56%	1.53%	1.52%	1.55%
Ratio of net investment income (loss) to average net assets	4.84%	4.20%	4.48%	4.22%	3.52%
Ratio of gross expenses to average net assets (c)	2.99%	2.26%	1.53%	1.52%	1.58%
Portfolio turnover (d)	48%	57%	56%	29%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.61	$9.72	$9.08	$9.83	$10.34
Investment Activities:
Net investment income (loss) (a)	0.54	0.48	0.49	0.48	0.44
Net realized and unrealized gains (losses) on investments	(0.47)	(0.10)	0.63	(0.75)	(0.51)
Total from Investment Activities	0.07	0.38	1.12	(0.27)	(0.07)
Distributions to Shareholders:
Net investment income	(0.54)	(0.49)	(0.48)	(0.48)	(0.44)
Total Distributions to Shareholders	(0.54)	(0.49)	(0.48)	(0.48)	(0.44)
Net Asset Value, End of Period	$9.14	$9.61	$9.72	$9.08	$9.83
Total Return	0.64%	3.98%	12.71%	(2.91)%	(0.75)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$281,545	$276,195	$370,035	$471,827	$927,644
Ratio of net expenses to average net assets	0.78%	0.78%	0.78%	0.78%	0.77%
Ratio of net investment income (loss) to average net assets	5.64%	4.99%	5.21%	4.91%	4.31%
Ratio of gross expenses to average net assets (b)	0.89%	0.88%	0.88%	0.84%	0.82%
Portfolio turnover (c)	48%	57%	56%	29%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Strategic Income Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$10.14	$9.99	$9.68	$10.10	$10.33
Investment Activities:
Net investment income (loss) (a)	0.34	0.33	0.23	0.31	0.31
Net realized and unrealized gains (losses) on investments	(0.41)	0.17	0.36	(0.40)	(0.10)
Total from Investment Activities	(0.07)	0.50	0.59	(0.09)	0.21
Distributions to Shareholders:
Net investment income	(0.33)	(0.35)	(0.27)	(0.32)	(0.33)
Net realized gains from investments	—	—	—	(0.01)	(0.11)
Return of capital	—	—	(0.01)	—	—
Total Distributions to Shareholders	(0.33)	(0.35)	(0.28)	(0.33)	(0.44)
Net Asset Value, End of Period	$9.74	$10.14	$9.99	$9.68	$10.10
Total Return (excludes sales charge)	(0.66)%	5.12%	6.20%	(0.93)%	2.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$32,053	$34,957	$37,121	$37,845	$48,790
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.92%
Ratio of net investment income (loss) to average net assets	3.46%	3.24%	2.28%	3.05%	3.08%
Ratio of gross expenses to average net assets (b)	1.09%	1.07%	1.17%	1.16%	1.14%
Portfolio turnover (c)	115%	138%	79%	41%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Income Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$10.19	$10.04	$9.72	$10.15	$10.38
Investment Activities:
Net investment income (loss) (a)	0.26	0.25	0.15	0.23	0.24
Net realized and unrealized gains (losses) on investments	(0.41)	0.17	0.38	(0.40)	(0.11)
Total from Investment Activities	(0.15)	0.42	0.53	(0.17)	0.13
Distributions to Shareholders:
Net investment income	(0.25)	(0.27)	(0.20)	(0.25)	(0.25)
Net realized gains from investments	—	—	—	(0.01)	(0.11)
Return of capital	—	—	(0.01)	—	—
Total Distributions to Shareholders	(0.25)	(0.27)	(0.21)	(0.26)	(0.36)
Net Asset Value, End of Period	$9.79	$10.19	$10.04	$9.72	$10.15
Total Return (excludes contingent deferred sales charge)	(1.45)%	4.27%	5.46%	(1.79)%	1.23%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,221	$11,671	$11,547	$12,940	$12,974
Ratio of net expenses to average net assets	1.74%	1.74%	1.74%	1.74%	1.70%
Ratio of net investment income (loss) to average net assets	2.65%	2.44%	1.49%	2.25%	2.29%
Ratio of gross expenses to average net assets (b)	1.97%	1.89%	2.00%	1.97%	1.96%
Portfolio turnover (c)	115%	138%	79%	41%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Income Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$10.20	$10.04	$9.73	$10.16	$10.38
Investment Activities:
Net investment income (loss) (a)	0.30	0.29	0.19	0.27	0.28
Net realized and unrealized gains (losses) on investments	(0.42)	0.18	0.37	(0.40)	(0.10)
Total from Investment Activities	(0.12)	0.47	0.56	(0.13)	0.18
Distributions to Shareholders:
Net investment income	(0.29)	(0.31)	(0.24)	(0.29)	(0.29)
Net realized gains from investments	—	—	—	(0.01)	(0.11)
Return of capital	—	—	(0.01)	—	—
Total Distributions to Shareholders	(0.29)	(0.31)	(0.25)	(0.30)	(0.40)
Net Asset Value, End of Period	$9.79	$10.20	$10.04	$9.73	$10.16
Total Return	(1.15)%	4.78%	5.77%	(1.39)%	1.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,761	$2,927	$2,979	$3,338	$3,661
Ratio of net expenses to average net assets	1.34%	1.34%	1.34%	1.34%	1.31%
Ratio of net investment income (loss) to average net assets	3.05%	2.83%	1.89%	2.64%	2.69%
Ratio of gross expenses to average net assets (b)	1.70%	1.61%	1.53%	1.58%	1.57%
Portfolio turnover (c)	115%	138%	79%	41%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Income Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$10.09	$9.94	$9.63	$10.05	$10.27
Investment Activities:
Net investment income (loss) (a)	0.36	0.35	0.25	0.32	0.36
Net realized and unrealized gains (losses) on investments	(0.41)	0.18	0.36	(0.39)	(0.12)
Total from Investment Activities	(0.05)	0.53	0.61	(0.07)	0.24
Distributions to Shareholders:
Net investment income	(0.35)	(0.38)	(0.29)	(0.34)	(0.35)
Net realized gains from investments	—	—	—	(0.01)	(0.11)
Return of capital	—	—	(0.01)	—	—
Total Distributions to Shareholders	(0.35)	(0.38)	(0.30)	(0.35)	(0.46)
Net Asset Value, End of Period	$9.69	$10.09	$9.94	$9.63	$10.05
Total Return	(0.45)%	5.38%	6.45%	(0.74)%	2.34%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,798	$10,180	$11,768	$13,217	$18,035
Ratio of net expenses to average net assets	0.74%	0.74%	0.74%	0.74%	0.71%
Ratio of net investment income (loss) to average net assets	3.72%	3.46%	2.50%	3.24%	3.28%
Ratio of gross expenses to average net assets (b)	1.06%	0.95%	0.99%	0.98%	0.87%
Portfolio turnover (c)	115%	138%	79%	41%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following seven Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory INCORE Investment Quality Bond Fund	Investment Quality Bond Fund	Classes A, C, R and Y
Victory INCORE Low Duration Bond Fund	Low Duration Bond Fund	Classes A, C, R and Y
Victory High Yield Fund	High Yield Fund	Classes A, C, R and Y
Victory Tax-Exempt Fund	Tax-Exempt Fund	Classes A, C and Y
Victory High Income Municipal Bond Fund	High Income Municipal Bond Fund	Classes A, C and Y
Victory Floating Rate Fund	Floating Rate Fund	Classes A, C, R and Y
Victory Strategic Income Fund	Strategic Income Fund	Classes A, C, R and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
INCORE Investment Quality Bond Fund
Asset Backed Securities	$—	$—	$726,145	$—	$726,145	$—
Collateralized Mortgage Obligations	—	—	861,707	—	861,707	—
Corporate Bonds	—	—	8,136,715	—	8,136,715	—
Residential Mortgage Backed Securities	—	—	505,490	—	505,490	—
U.S. Government Mortgage Backed Agencies	—	—	21,738,419	—	21,738,419	—
U.S. Treasury Obligations	—	—	7,061,202	—	7,061,202	—
Collateral for Securities Loaned	33,481	—	—	—	33,481	—
Futures Contracts	—	(51,151)	—	—	—	(51,151)
Credit Default Swap Agreements	—	—	—	(169,807)	—	(169,807)
Total	33,481	(51,151)	39,029,678	(169,807)	39,063,159	(220,958)

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018
	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
INCORE Low Duration Bond Fund
Asset Backed Securities	$—	$—	$51,327,528	$—	$51,327,528	$—
Collateralized Mortgage Obligations	—	—	16,845,229	—	16,845,229	—
Corporate Bonds	—	—	159,127,903	—	159,127,903	—
Residential Mortgage Backed Securities	—	—	20,996,411	—	20,996,411	—
U.S. Government Mortgage Backed Agencies	—	—	33,744,458	—	33,744,458	—
U.S. Treasury Obligations	—	—	57,076,267	—	57,076,267	—
Collateral for Securities Loaned	973,825	—	—	—	973,825	—
Futures Contracts	—	753,781	—	—	—	753,781
Credit Default Swap Agreements	—	—	—	(1,820,967)	—	(1,820,967)
Total	973,825	753,781	339,117,796	(1,820,967)	340,091,621	(1,067,186)
High Yield Fund
Common Stocks	1,441,630	—	—	—	1,441,630	—
Senior Secured Loans	—	—	23,488,392	—	23,488,392	—
Corporate Bonds	—	—	52,976,904	—	52,976,904	—
Collateral for Securities Loaned	10,410,290	—	—	—	10,410,290	—
Total	11,851,920	—	76,465,296	—	88,317,216	—
Tax-Exempt Fund
Municipal Bonds	—	—	66,193,821	—	66,193,821	—
Total	—	—	66,193,821	—	66,193,821	—
High Income Municipal Bond Fund
Municipal Bonds	—	—	46,616,349	—	46,616,349	—
Total	—	—	46,616,349	—	46,616,349	—
Floating Rate Fund
Senior Secured Loans	—	—	543,521,280	—	543,521,280	—
Corporate Bonds	—	—	54,271,872	—	54,271,872	—
Total	—	—	597,793,152	—	597,793,152	—
Strategic Income Fund
Asset Backed Securities	—	—	5,974,487	—	5,974,487	—
Collateralized Mortgage Obligations	—	—	746,172	—	746,172	—
Senior Secured Loans	—	—	6,101,319	—	6,101,319	—
Corporate Bonds	—	—	17,882,302	—	17,882,302	—
Residential Mortgage Backed Securities	—	—	992,863	—	992,863	—
U.S. Government Mortgage Backed Agencies	—	—	4,927,916	—	4,927,916	—
U.S. Treasury Obligations	—	—	11,741,357	—	11,741,357	—
Collateral for Securities Loaned	115,442	—	—	—	115,442	—
Futures Contracts	—	194,074	—	—	—	194,074
Total	115,442	194,074	48,366,416	—	48,481,858	194,074

^  Other Financial investments include any derivative instruments not reflected in the Schedule of Portfolio Investments as investment securities, such as futures contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of December 31, 2018, the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified in the Schedules of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Loans:

Floating rate loans in which a Fund invest are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of a Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See the note below regarding below investment grade securities.

A Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Transactions in loans often settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

Certain Funds may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities.

The market for these securities can be less liquid, especially during periods of recession or general market decline.

Real Estate Investment Trusts ("REITS"):

The Funds may invest in REITS which report information on the source of their distributions annually. REITS are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITS during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Derivative Instruments:

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposits with brokers for futures contracts.

As of December 31, 2018, the Funds entered into Futures Contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Credit Derivatives:

The Funds may enter into credit derivatives, including centrally-cleared credit default swaps on individual obligations or credit indices. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Funds' Statement of Additional Information.

Credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Funds.

The Funds may enter into CDS agreements either as a buyer or seller. The Funds may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Funds may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer. For swaps entered with an individual counterparty, the Funds bear the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Funds may also enter into cleared swaps.

Upon entering into a cleared CDS, the Funds may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to the Funds upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Funds for the same referenced entity or entities.

During the year ended December 31, 2018, the INCORE Investment Quality Bond Fund, INCORE Low Duration Bond Fund and Strategic Income Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*	Variation Margin Payable on Centrally Cleared Swap Agreements*
Credit Risk Exposure:
INCORE Investment Quality Bond Fund	$—	$—	$169,807
INCORE Low Duration Bond Fund	—	—	1,820,967
Interest Rate Risk Exposure:
INCORE Investment Quality Bond Fund	25,207	76,358	—
INCORE Low Duration Bond Fund	753,781	—	—
Strategic Income Fund	351,356	157,282	—

*  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap agreements as reported on the Schedules of Portfolio Investments. Only current day's variation margin for both futures contracts and centrally cleared swap agreements are reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended December 31, 2018:

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Transactions	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Transactions
Credit Risk Exposure:
INCORE Investment Quality Bond Fund	$—	$120,948	$—	$(179,340)
INCORE Low Duration Bond Fund	—	1,563,684	—	(2,065,991)
Strategic Income Fund	—	(167,172)	—	—
Interest Rate Risk Exposure:
INCORE Investment Quality Bond Fund	(270,031)	—	(43,848)	—
INCORE Low Duration Bond Fund	(1,292,411)	—	959,590	—
Strategic Income Fund	(477,912)	—	178,638	—

All open derivative positions at year end are reflected in each respective Fund's Schedule of Portfolio Investments. With the exception of the Strategic Income Fund, the underlying face value of open derivative positions relative to each Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the year. The associated volume of derivative positions in the Strategic Income Fund was 24% based on average value amounts relative to net assets during the year ended December 31, 2018.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statements of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
INCORE Investment Quality Bond Fund	$32,258	$33,481	$—	$—	$—	$1,223
INCORE Low Duration Bond Fund	948,936	973,825	—	—	—	24,889
High Yield Fund	9,950,829	10,410,290	—	—	—	459,461
Strategic Income Fund	112,309	115,442	—	—	—	3,133

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid monthly for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distribution reclassifications, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2018, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total distributable earnings/(loss)	Capital
High Yield Fund	$6	$(6)
Strategic Income Fund	376	(376)

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
INCORE Investment Quality Bond Fund	$7,657,248	$24,060,950	$35,720,505	$29,798,036
INCORE Low Duration Bond Fund	98,436,529	240,981,423	67,461,519	67,849,595
High Yield Fund	77,314,549	59,795,903	—	—
Tax-Exempt Fund	33,785,997	56,523,213	—	—
High Income Municipal Bond Fund	27,280,599	54,465,771	—	—
Floating Rate Fund	314,115,616	361,038,566	—	—
Strategic Income Fund	26,154,401	48,805,660	30,309,270	14,645,479

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue"). Park Avenue is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust. Sub-investment advisory fees are paid by VCM to Park Avenue and do not represent a separate or additional expense to the Funds.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018
Flat Rate
INCORE Investment Quality Bond Fund	0.50%
INCORE Low Duration Bond Fund*	0.45%
High Yield Fund	0.60%
Tax-Exempt Fund	0.50%
High Income Municipal Bond Fund	0.50%
Floating Rate Fund	0.65%
Strategic Income Fund	0.60%

*  A voluntary investment advisory fee percentage of 0.42% was in effect from September 1, 2015 through December 31, 2018.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Variable Insurance Funds, Victory Institutional Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of Class A Shares of the Funds. For the fiscal year ended December 31, 2018, the Distributor received approximately $32,970 from commissions earned on sales of Class A Shares of the Funds.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2018, the expense limits (excluding voluntary waivers) are as follows:

	In effect January 1, 2018 until April 30, 2019
	Class A Shares	Class C Shares	Class R Shares	Class Y Shares
INCORE Investment Quality Bond Fund	0.90%	1.77%	1.30%	0.66%
INCORE Low Duration Bond Fund	0.85%	1.62%	1.27%	0.62%
High Yield Fund	1.00%	1.70%	1.35%	0.76%
Tax-Exempt Fund	0.80%	1.60%	N/A	0.69%
High Income Municipal Bond Fund	0.80%	1.57%	N/A	0.57%
Floating Rate Fund	1.00%	1.80%	1.56%	0.78%
Strategic Income Fund	0.95%	1.74%	1.34%	0.74%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

As of December 31, 2018, the following amounts are available to be repaid to the Adviser.

	Expires 12/31/19	Expires 12/31/20	Expires 12/31/21	Total
INCORE Investment Quality Bond Fund	$60,680	$102,291	$107,641	$270,612
INCORE Low Duration Bond Fund	119,520	217,933	110,273	447,726
High Yield Fund	40,274	80,774	76,868	197,916
Tax-Exempt Fund	70,950	122,100	114,539	307,589
High Income Municipal Bond Fund	86,281	139,397	121,563	347,241
Floating Rate Fund	368,104	718,769	765,491	1,852,364
Strategic Income Fund	71,800	90,313	98,810	260,923

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. The Adviser voluntarily waived $119,539 for the year ended December 31, 2018 for the INCORE Low Duration Bond Fund.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

The Funds will be subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuers' credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150 thousand in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on line of credit.

The average loans for the days outstanding and average interest rate for each Fund during the year ended December 31, 2018 were as follows:

	Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Tax-Exempt Fund	$—	$1,300,000	8	3.10%	$1,800,000

*  For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on interfund lending.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2018 were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
INCORE Low Duration Bond Fund	Borrower	$—	$3,283,000	1	2.35%	$3,283,000
Tax-Exempt Fund	Borrower	—	763,750	4	2.05%	1,189,000
High Income Municipal Bond Fund	Borrower	—	2,183,857	14	2.28%	2,772,000

*  For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
INCORE Investment Quality Bond Fund	$1,009,807	$—	$1,009,807	$—	$1,009,807
INCORE Low Duration Bond Fund	8,347,974	—	8,347,974	—	8,347,974
High Yield Fund	4,212,512	—	4,212,512	—	4,212,512
Tax-Exempt Fund	2,988	1,051,617	1,054,605	2,762,067	3,816,672
High Income Municipal Bond Fund	6,002	—	6,002	2,258,063	2,264,065
Floating Rate Fund	34,992,812	—	34,992,812	—	34,992,812
Strategic Income Fund	1,686,254	—	1,686,254	—	1,686,254
	Year Ended December 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
INCORE Investment Quality Bond Fund	$1,190,617	$—	$1,190,617	$—	$1,190,617
INCORE Low Duration Bond Fund	9,778,838	—	9,778,838	—	9,778,838
High Yield Fund	3,992,625	—	3,992,625	—	3,992,625
Tax-Exempt Fund	9,671	1,131,359	1,141,030	3,561,641	4,702,671
High Income Municipal Bond Fund	40,100	—	40,100	3,604,576	3,644,676
Floating Rate Fund	36,846,521	—	36,846,521	—	36,846,521
Strategic Income Fund	2,091,036	—	2,091,036	—	2,091,036

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Other Temporary Differences	Total Accumulated Earnings (Deficit)
INCORE Investment Quality Bond Fund	$—	$—	$—	$—	$(1,019,493)	$(35,955)	$(466,666)	$—	$(1,522,114)
INCORE Low Duration Bond Fund	—	—	—	—	(30,840,950)	(767,668)	(3,784,645)	—	(35,393,263)
High Yield Fund	8,238	—	—	8,238	(8,100,130)	—	(4,611,658)	—	(12,703,550)
Tax-Exempt Fund	—	—	—	—	—	(65,998)	1,647,128	—	1,581,130
High Income Municipal Bond Fund	—	208,029	—	208,029	(262,516)	—	404,593	(23,544)	326,562
Floating Rate Fund	223,120	—	—	223,120	(167,157,322)	—	(28,815,091)	(23,881)	(195,773,174)
Strategic Income Fund	—	—	(87,028)	(87,028)	(1,788,731)	—	(550,443)	(23,544)	(2,449,746)

*  Qualified Late-year Losses above are comprised of post-October capital losses and post-October specified losses incurred after October 31, 2018. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2018, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the table below.

	Short-Term Amount	Long-Term Amount	Total
INCORE Investment Quality Bond Fund	$371,133	$648,360	$1,019,493
INCORE Low Duration Bond Fund	11,656,488	19,184,462	30,840,950
High Yield Fund	2,393,087	5,707,043	8,100,130
High Income Municipal Bond Fund	262,516	—	262,516
Floating Rate Fund	25,973,092	141,184,230	167,157,322
Strategic Income Fund	555,761	1,232,970	1,788,731

During the tax year ended December 31, 2018, the High Yield Fund and High Income Municipal Bond Fund utilized $753,142, and $825,294, respectively, of CLCFs.

At December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
INCORE Investment Quality Bond Fund	$39,426,218	$471,729	$(834,788)	$(363,059)
INCORE Low Duration Bond Fund	343,876,266	1,189,319	(4,973,964)	(3,784,645)
High Yield Fund	92,928,874	1,800,818	(6,412,476)	(4,611,658)
Tax-Exempt Fund	64,546,693	4,658,692	(3,011,564)	1,647,128
High Income Municipal Bond Fund	46,211,756	3,830,763	(3,426,170)	404,593
Floating Rate Fund	626,608,243	9,397,578	(38,212,669)	(28,815,091)
Strategic Income Fund	49,032,301	712,637	(1,263,080)	(550,443)

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

	Shareholder	Percent
High Yield Fund	Guardian Life Insurance	44.2%
Floating Rate Fund	Morgan Stanley	25.2%
Strategic Income Fund	Guardian Life Insurance	68.6%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduced two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in this report. The Funds' compliance date for Form N-PORT was June 1, 2018, and the Funds will make their initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Funds were required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Funds' compliance date for Form N-CEN was June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Funds' adoption of these amendments has no effect on the net assets or results of operations.

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Funds' financial statements.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds' adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds' net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Funds were as follows:

	INCORE Investment Quality Bond Fund	INCORE Low Duration Bond Fund	High Yield Fund	Tax- Exempt Fund	High Income Municipal Bond Fund	Floating Rate Fund	Strategic Income Fund
Distributions to Shareholders:
From net investment income:
Class A Shares	$(851,750)	$(2,975,964)	$(1,403,226)	$(1,618,136)	$(1,272,345)	$(8,534,071)	$(1,253,807)
Class C Shares	(116,728)	(915,654)	(1,168,449)	(846,088)	(948,489)	(12,145,762)	(317,178)
Class R Shares	(84,062)	(31,139)	(1,059,549)	—	—	(49,769)	(91,356)
Class Y Shares	(137,124)	(5,811,142)	(361,401)	(1,107,087)	(1,423,842)	(16,116,919)	(405,899)
From net realized gains:
Class A Shares	$—	$—	$—	$(472,344)	$—	$—	$—
Class C Shares	—	—	—	(324,611)	—	—	—
Class R Shares	—	—	—	—	—	—	—
Class Y Shares	—	—	—	(334,405)	—	—	—

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund, and Victory Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund, and Victory Strategic Income Fund (collectively referred to as the "Funds") (seven of the funds constituting the Victory Portfolios (the "Trust")) including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the funds constituting the Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 26, 2019

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18- 12/31/18*	Hypothetical Expenses Paid During Period 7/1/18- 12/31/18*	Annualized Expense Ratio During Period 7/1/18- 12/31/18
INCORE Investment Quality Bond Fund
Class A Shares	$1,000.00	$1,008.50	$1,020.67	$4.56	$4.58	0.90%
Class C Shares	1,000.00	1,004.10	1,016.28	8.94	9.00	1.77%
Class R Shares	1,000.00	1,006.40	1,018.65	6.57	6.61	1.30%
Class Y Shares	1,000.00	1,009.80	1,021.88	3.34	3.36	0.66%

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	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18- 12/31/18*	Hypothetical Expenses Paid During Period 7/1/18- 12/31/18*	Annualized Expense Ratio During Period 7/1/18- 12/31/18
INCORE Low Duration Bond Fund
Class A Shares	$1,000.00	$1,005.40	$1,020.92	$4.30	$4.33	0.85%
Class C Shares	1,000.00	1,001.50	1,017.04	8.17	8.24	1.62%
Class R Shares	1,000.00	1,003.30	1,018.80	6.41	6.46	1.27%
Class Y Shares	1,000.00	1,006.60	1,022.08	3.14	3.16	0.62%
High Yield Fund
Class A Shares	1,000.00	986.70	1,020.16	5.01	5.09	1.00%
Class C Shares	1,000.00	981.80	1,016.64	8.49	8.64	1.70%
Class R Shares	1,000.00	985.00	1,018.35	6.80	6.92	1.36%
Class Y Shares	1,000.00	987.90	1,021.37	3.81	3.87	0.76%
Tax-Exempt Fund
Class A Shares	1,000.00	1,006.90	1,021.17	4.05	4.08	0.80%
Class C Shares	1,000.00	1,002.90	1,017.14	8.08	8.13	1.60%
Class Y Shares	1,000.00	1,006.40	1,021.73	3.49	3.52	0.69%
High Income Municipal Bond Fund
Class A Shares	1,000.00	1,001.00	1,021.17	4.03	4.08	0.80%
Class C Shares	1,000.00	997.10	1,017.29	7.90	7.98	1.57%
Class Y Shares	1,000.00	1,002.10	1,022.33	2.88	2.91	0.57%
Floating Rate Fund
Class A Shares	1,000.00	985.40	1,020.16	5.00	5.09	1.00%
Class C Shares	1,000.00	981.50	1,016.13	8.99	9.15	1.80%
Class R Shares	1,000.00	982.70	1,017.34	7.80	7.93	1.56%
Class Y Shares	1,000.00	986.60	1,021.27	3.91	3.97	0.78%
Strategic Income Fund
Class A Shares	1,000.00	1,006.30	1,020.42	4.80	4.84	0.95%
Class C Shares	1,000.00	1,002.20	1,016.43	8.78	8.84	1.74%
Class R Shares	1,000.00	1,003.20	1,018.45	6.77	6.82	1.34%
Class Y Shares	1,000.00	1,007.50	1,021.48	3.74	3.77	0.74%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

For the year ended December 31, 2018, the Funds paid qualified dividend income for the purposes of reduce individual federal income tax rates of:

Amount
High Yield Fund	1%

Dividends qualified for corporate dividends received deductions of:

Amount
High Yield Fund	1%

For the year ended December 31, 2018, the Funds designated tax-exempt income distributions:

Amount
Tax-Exempt Fund	$2,988

For the year ended December 31, 2018, the following Funds designated long-term capital gain distributions:

Amount
Tax-Exempt Fund	$1,051,617

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for

Victory Portfolios	Supplemental Information — continued December 31, 2018

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the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following each Fund's reorganization, each Fund, with the exception of the INCORE Low Duration Bond Fund and INCORE Investment Quality Bond Fund, is managed by substantially the same investment management team that managed the comparable predecessor fund.

With respect to the High Yield Fund, the Tax-Exempt Fund, the High Income Municipal Bond Fund, the Floating Rate Fund and the Strategic Income Fund, the Board considered the relative roles and responsibilities of the Adviser and each Fund's sub-adviser and noted that, among other things: (1) the sub-advisory fees for the Fund would be paid by the Adviser and, therefore, would not be a direct expense of the Fund; and (2) the Adviser would supervise the sub-adviser.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

INCORE Investment Quality Bond Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-, five and ten-year periods, underperformed the benchmark index for the three-year period, matched the peer group for the one-year period, and outperformed the peer group for the three-, five- and ten-year periods.

The Board noted that the Adviser's INCORE investment management team replaced the predecessor fund's investment sub-adviser as portfolio managers for the Fund upon completion of the Fund's reorganization.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

INCORE Low Duration Bond Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, and underperformed the peer group for all of the periods reviewed with the exception of the one-year period.

The Board noted that the Adviser's INCORE investment management team replaced the predecessor fund's investment sub-adviser as portfolio managers for the Fund upon completion of the Fund's reorganization.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

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High Yield Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one- and three-year periods and the peer group for all of the periods reviewed, and underperformed the benchmark index for the five- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Tax-Exempt Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for the one- and three-year periods, and underperformed both the benchmark index and the peer group for the five- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the recent periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

High Income Municipal Bond Fund

Noting that the Fund commenced operations in 2009, the Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all periods reviewed, outperformed the peer group for the one-year period, but underperformed the peer group for the other periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Floating Rate Fund

Noting that the Fund commenced operations in 2009, the Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the peer group for all periods reviewed and underperformed the benchmark index for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Strategic Income Fund

Noting that the Fund commenced operations in 2009, the Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed and underperformed the peer group for all of the periods reviewed, with the exception of the one-year period.

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Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Considerations of the Board in Approving the Park Avenue Investment Sub-Advisory Agreement

The Board approved the investment sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser") on behalf of each of the High Yield Fund, Tax Exempt Fund, High Income Municipal Bond Fund, Floating Rate Fund and Strategic Income Fund (the "Sub-Advisory Agreement") at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Funds and the Sub-Advisory Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016, and sub-advised by the Sub-Adviser. In considering whether to approve the Sub-Advisory Agreement, the Board requested, and the Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board reviewed numerous factors with respect to each Fund including the Sub-Adviser's history as sub-adviser for each predecessor fund and the services to be provided by the Sub-Adviser as the sub-adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of each Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Fund shareholders as the Funds grow;

•  Representations by the Adviser that the sub-advisory fee for each Fund is within the range of fees agreed to in the market for similar services;

Victory Portfolios	Supplemental Information — continued December 31, 2018

  (Unaudited)

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Funds;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the predecessor funds and the Sub-Adviser; and

•  Current economic and industry trends.

The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as a Fund grows would have no direct impact on the Fund or its shareholders. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

The Board considered each Fund's total operating expense ratio on a net and gross basis as compared with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and assets levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board noted that, following each Fund's reorganization, each Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

High Yield Fund

The Board believed that the High Yield Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board concluded that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one- and three-year periods and the peer group for all of the periods reviewed, and underperformed the benchmark index for the five- and ten-year periods.

Tax-Exempt Fund

The Board believed that the Tax-Exempt Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board concluded that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for

Victory Portfolios	Supplemental Information — continued December 31, 2018

  (Unaudited)

the one- and three-year periods, and underperformed both the benchmark index and the peer group for the five- and ten-year periods.

High Income Municipal Bond Fund

The Board believed that the High Income Municipal Bond Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board concluded that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. Noting that the Fund commenced operations in 2009, the Board then compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all periods reviewed, and underperformed the peer group for all of the periods reviewed, with the exception of the one-year period.

Floating Rate Fund

The Board believed that the Floating Rate Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board concluded that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. Noting that the Fund commenced operations in 2009, the Board then compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the peer group for all periods reviewed and underperformed the benchmark index for all of the periods reviewed.

Strategic Income Fund

The Board believed that the Strategic Income Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board concluded that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. Noting that the Fund commenced operations in 2009, the Board then compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed and underperformed the peer group for all of the periods reviewed, with the exception of the one-year period.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to each of the Funds discussed above, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with each Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSFIF-AR (12/18)

December 31, 2018

Annual Report

Victory RS Small Cap Growth Fund

Victory RS Select Growth Fund

Victory RS Mid Cap Growth Fund

Victory RS Growth Fund

Victory RS Science and Technology Fund

Victory RS Small Cap Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	4
Financial Statements
The Victory Growth Funds
Victory RS Small Cap Growth Fund
Schedule of Portfolio Investments	26
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48-50
Financial Highlights	54-58
Victory RS Select Growth Fund
Schedule of Portfolio Investments	29
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48-50
Financial Highlights	59-63
Victory RS Mid Cap Growth Fund
Schedule of Portfolio Investments	32
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48-50
Financial Highlights	64-68
Victory RS Growth Fund
Schedule of Portfolio Investments	35
Statements of Assets and Liabilities	45
Statements of Operations	47
Statements of Changes in Net Assets	51-53
Financial Highlights	69-72
Victory RS Science and Technology Fund
Schedule of Portfolio Investments	37
Statements of Assets and Liabilities	45
Statements of Operations	47
Statements of Changes in Net Assets	51-53
Financial Highlights	73-76
Victory RS Small Cap Equity Fund
Schedule of Portfolio Investments	41
Statements of Assets and Liabilities	45
Statements of Operations	47
Statements of Changes in Net Assets	51-53
Financial Highlights	77-80
Notes to Financial Statements	81
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	92
Supplemental Information (unaudited)	93
Trustee and Officer Information	93
Proxy Voting and Form N-Q Information	96
Expense Examples	96
Additional Federal Income Tax Information	98
Advisory Contract Approval	99

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

3

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

U.S. equity markets delivered mixed performance throughout 2018, as the S&P 500® Index failed to deliver its tenth straight year of positive returns after a strong first nine months of the year. U.S. stocks underperformed despite continued resilience in the U.S. economy and record earnings, supported by a strong job market and the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January before volatility emerged in February, dampening strong investor sentiment and ending the S&P 500's record run of 15 straight months of positive performance. The market rebounded in the second and third quarters, despite the continued uncertainty surrounding trade tariffs and a flattening yield curve, largely driven by fundamentals. Fundamentals continued to be supported by the strength of the U.S. economy (highlighted by 4.2% growth in the second quarter — the highest growth since Q3 2014, according to the Bureau of Economic Analysis). U.S. stocks declined sharply in the fourth quarter, as growth-oriented stocks in the Russell 3000® Growth Index returned -16.33%, the seventh largest quarterly decline since the 1979 inception of the index, ending the record run of twelve consecutive quarters of positive returns for the index.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend from 2017, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, and 15 years.

Performance Update

The Victory RS Small Cap Growth Fund (the "Fund") seeks to provide long-term capital growth. The Fund outperformed its primary benchmark, the Russell 2000 Growth Index (the "Index"), in 2018. The Fund (Class A Shares at net asset value) returned -8.97% and the Index returned -9.31%.

Portfolio Review

Within the Information Technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. RingCentral's outperformance was driven by strong execution, as the company reported revenue up 32% year-over-year with improved gross margins, leading to earnings that grew 46% year-over-year in the most recent quarter and easily beat expectations. Our outlook for the company remains strong, driven by their continued march upmarket to the larger enterprise market and by the company's attractive anticipated growth rate.

Information Technology holding SendGrid, a cloud-based platform that provides various tools to businesses (including developers and marketers) to reach their customers using email,

4

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Growth Fund (continued)

was also a strong contributor to performance. SendGrid has been a holding since the company's IPO, at which time RS Investments was a top three owner of the company. SendGrid rallied sharply after it was announced in mid-October that the company would be acquired by Twilio in an all-stock deal. The stock initially rallied approximately 15% on the announcement and we continued to hold the position given we already had a positive view of Twilio, owning it in our mid-cap growth strategy. This further benefitted performance as Twilio was a strong performer throughout the remainder of the quarter given the all-stock nature of the SendGrid acquisition.

Stock selection within the Financial Services sector was also additive to performance, due in large part to an investment in Euronet Worldwide, a payment and transaction processing company that provides distribution solutions to financial institutions, retailers, service providers, and individual consumers worldwide. Euronet owns and operates the largest ATM network in Europe and has a large presence in Asia, operating almost 20,000 ATMs in total. The stock performed well in 2018, driven by a 29% increase in operating income as the company continued to execute.

Within the Health Care sector, the largest detractor was biotechnology holding Vital Therapies, a biotechnology company that was initially developing a cell-based treatment for acute liver failure, a condition that affects 30,000 patients in the United States. We initially purchased the stock given the potential treatment of patients with a wide range of progressive liver disease, providing a more cost-effective and safer alternative to liver transplants. Unfortunately, in early September the company ran into its final roadblock — failing to meet primary or secondary endpoints in a trial to determine significant improvement in overall survival rates, leading the company to believe their ELAD system would not be approved in the United States and European Union.

Producer durables also proved to be a challenging sector in 2018, driven by underperforming holdings H&E Equipment Services, Inc. and Altra Industrial Motion Corp. H&E operates as an integrated equipment services company and rents, sells, and provides parts and support services for hi-lift or aerial work platform equipment, cranes, and earth moving equipment. Altra designs, produces, and markets mechanical power transmission components worldwide. Both companies were under significant pressure in the most recent quarter over concerns of a renewed industrial recession. H&E's underperformance was driven by concerns that earnings represented a cyclical peak and was further impacted by the replacement of the company's CEO. We sold the position given the increased uncertainty and a lack of a clear path forward for the company. Altra, on the other hand, showed signs of life despite the underperformance, beating earnings expectations with non-GAAP income growth of more than 30% year-over-year. Given the company's attractive valuation and acquisition of Fortive's Automation and Specialty business, which we feel will be transformative, we continued to hold the position.

Outlook

The abrupt market sell-off at the end the year and strong earnings generated by U.S. corporations have driven valuations to among the cheapest levels seen in decades, as reflected by forward price-to-earnings ratios. Given our optimistic outlook for U.S. economic growth and corporate earnings against the expected backdrop of positive employment trends

5

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Growth Fund (continued)

and moderate inflation, stocks appear very attractive to us. We acknowledge the potential headwinds from a less accommodative Federal Reserve (Fed), political turmoil that recently led to a government shutdown, and the impact of retaliatory tariffs from China and our other trade partners, but we would note that the U.S. economy is still expected to grow at a high rate, while U.S. interest rates are likely to remain low relative to history even with additional Fed tightening. As a result, we believe the current environment remains supportive of small-cap growth stocks, though we remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized small-cap growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

6

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	11/30/87		9/6/07		1/22/07	7/12/17	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000 Growth Index[1]
One Year	–8.97%	–14.21%	–9.66%	–10.39%	–9.39%	–8.66%	–8.72%	–9.31%
Three Year	7.92%	5.81%	7.11%	7.11%	7.48%	N/A	8.21%	7.24%
Five Year	6.59%	5.33%	5.78%	5.78%	6.16%	N/A	6.88%	5.13%
Ten Year	15.81%	15.12%	14.71%	14.71%	15.22%	N/A	16.16%	13.52%
Since Inception	12.75%	12.54%	6.85%	6.85%	8.07%	4.14%	8.69%	N/A
Expense Ratios
Gross	1.45%		2.24%		1.95%	1.42%	1.18%
With Applicable Waivers	1.41%		2.17%		1.87%	1.07%	1.14%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory RS Growth Funds (Unaudited)

Victory RS Select Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

U.S. equity markets delivered mixed performance throughout 2018, as the S&P 500® Index failed to deliver its tenth straight year of positive returns after a strong first nine months of the year. U.S. stocks underperformed despite continued resilience in the U.S. economy and record earnings, supported by a strong job market and the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January before volatility emerged in February, dampening strong investor sentiment and ending the S&P 500's record run of 15 straight months of positive performance. The market rebounded in the second and third quarters, despite the continued uncertainty surrounding trade tariffs and a flattening yield curve, largely driven by fundamentals. Fundamentals continued to be supported by the strength of the U.S. economy (highlighted by 4.2% growth in the second quarter — the highest growth since Q3 2014, according to the Bureau of Economic Analysis). U.S. stocks declined sharply in the fourth quarter, as growth-oriented stocks in the Russell 3000® Growth Index returned -16.33%, the seventh largest quarterly decline since the 1979 inception of the index, ending the record run of twelve consecutive quarters of positive returns for the index.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend from 2017, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, and 15 years.

Performance Update

The Victory RS Select Growth Fund (the "Fund") seeks to provide long-term capital growth. The Fund (Class A Shares at net asset value) returned -7.23% for the twelve-month period ended December 31, 2018, outperforming the Russell 2500TM Growth Index and the Russell 2000® Growth Index, which returned -7.47% and -9.31%, respectively.

Portfolio Review

Within the Health Care sector, biotechnology was a significant contributor due to holding Ligand Pharmaceuticals, Inc. Ligand's stock performed relatively well in 2018 compared to the broader biotechnology universe as investors discovered the company's unique business approach that provides diversified exposure to a range of promising drugs under development by other biotech and pharmaceutical companies. We continue to think highly of Ligand's business model and hold the position given the strong metrics for several of its partnership drugs, including GlaxoSmithKline's anemia treatment Promacta and Amgen's cancer drug Kyprolis.

Health Care holding Veeva Systems, a provider of enterprise applications, multichannel platform, customer relationships, and content management solutions, was also a strong contributor in 2018. Veeva is positioned as the third most preferred Life Sciences software

8

Victory RS Growth Funds (Unaudited)

Victory RS Select Growth Fund (continued)

vendor (behind Oracle and SAP) and has material expansion opportunities with the goal to become the cloud platform for the life sciences industry. Veeva performed well throughout 2018, highlighted by earnings and sales growth that beat expectations in the most recent quarter, with earnings up more than 80% year-over-year.

Trex Company, Inc., the world's largest manufacturer of wood-alternative decking and railing products, led positive performance within materials & processing stock selection. We continue to hold the stock given increased expectations for consumer spending on decks and the strength of the remodeling market, the huge runway for market share gains for composite decking from wood, the dominant brand Trex has in the composite decking space, and a July 2017 acquisition of a nonresidential railing company that we believe can drive further synergies. Trex was a positive, albeit volatile, contributor throughout 2018, driven by strong earnings growth that exceeded expectations.

Industrials proved to be a challenging sector in 2018, driven by underperformance in holdings Herc Holdings, Inc. and Knight-Swift Transportation. Herc Holdings operates as an equipment rental supplier, while Knight-Swift acts as a truckload transportation and logistics services company. Both companies were under significant pressure in 2018 over concerns of a renewed industrial recession. Despite Herc's strong fundamental performance during the first three quarters of the year, highlighted by a 14% increase in EBITDA year-over-year, the market sold the stock in the fourth quarter on fears that earnings represented a cyclical peak. Knight-Swift also underperformed in the most recent quarter despite improved guidance by management. Given the challenging macro environment and the belief that earnings may have peaked this cycle, we moved on from both positions.

LogMeIn, a provider of a portfolio of cloud-based communication and collaboration, identity and access, and customer engagement and support solutions, was a negative contributor to technology performance. In recent years LogMeIn grew their underlying business beyond the core collaboration product GoToMeeting, but has been punished in recent quarters given that GoToMeeting itself, which is now about 25% – 33% of their business, saw a decline in its renewal rate earlier this year after asking customers to pay one year in advance (vs. monthly). This decision allowed a competitor, Zoom, to aggressively target and attract these customers as they came up for annual renewal. The impact of the competition resulted in reduced guidance for their top-line revenue and EBITDA figures; thus, after owning the stock successfully for almost five years, we sold the position.

Outlook

The abrupt market sell-off at the end the year and strong earnings generated by U.S. corporations have driven valuations to among the cheapest levels seen in decades, as reflected by forward price-to-earnings ratios. Given our optimistic outlook for U.S. economic growth and corporate earnings against the expected backdrop of positive employment trends and moderate inflation, stocks appear very attractive to us. We acknowledge the potential headwinds from a less accommodative Federal Reserve (Fed), political turmoil that recently led to a government shutdown, and the impact of retaliatory tariffs from China and our other trade partners, but we would note that the U.S. economy is still expected to grow at a high rate, while U.S. interest rates are likely to remain low relative to history even with additional Fed tightening. As a result, we believe the current environment remains supportive of small- and mid-cap growth stocks, though we remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

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Victory RS Select Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	8/1/96		11/15/07		2/12/07	11/14/16	5/1/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000 Growth Index[1]	Russell 2500 Growth Index[2]
One Year	–7.23%	–12.57%	–7.98%	–8.56%	–7.70%	–6.92%	–7.02%	–9.31%	–7.47%
Three Year	5.09%	3.03%	4.27%	4.27%	4.59%	N/A	5.36%	7.24%	8.11%
Five Year	3.18%	1.97%	2.38%	2.38%	2.71%	N/A	3.45%	5.13%	6.19%
Ten Year	14.59%	13.91%	13.55%	13.55%	13.81%	N/A	N/A	13.52%	14.76%
Since Inception	10.20%	9.90%	6.06%	6.06%	6.76%	5.34%	13.92%	N/A	N/A
Expense Ratios
Gross	1.49%		2.24%		2.90%	27.47%	1.20%
With Applicable Waivers	1.40%		2.18%		1.91%	1.06%	1.14%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Select Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

2The Russell 2500TM Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500TM Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
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Victory RS Growth Funds (Unaudited)

Victory RS Mid Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

U.S. equity markets delivered mixed performance throughout 2018, as the S&P 500® Index failed to deliver its tenth straight year of positive returns after a strong first nine months of the year. U.S. stocks underperformed despite continued resilience in the U.S. economy and record earnings, supported by a strong job market and the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January before volatility emerged in February, dampening strong investor sentiment and ending the S&P 500's record run of 15 straight months of positive performance. The market rebounded in the second and third quarters, despite the continued uncertainty surrounding trade tariffs and a flattening yield curve, largely driven by fundamentals. Fundamentals continued to be supported by the strength of the U.S. economy (highlighted by 4.2% growth in the second quarter — the highest growth since Q3 2014, according to the Bureau of Economic Analysis). U.S. stocks declined sharply in the fourth quarter, as growth-oriented stocks in the Russell 3000® Growth Index returned -16.33%, the seventh largest quarterly decline since the 1979 inception of the index, ending the record run of twelve consecutive quarters of positive returns for the index.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend from 2017, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, and 15 years.

Performance Update

The Victory RS Mid Cap Growth Fund (the "Fund") seeks to provide long-term capital growth. The Fund underperformed its primary benchmark, the Russell Mid Cap® Growth Index (the "Index"), in 2018. The Fund (Class A Shares at net asset value) returned -7.37% and the Index returned -4.75%.

Portfolio Review

Industrials proved to be a challenging sector in 2018, driven by underperformance in holdings United Rentals, Inc. and Knight-Swift Transportation. United Rentals operates as an equipment rental supplier, while Knight-Swift acts as a truckload transportation and logistics services company. Both companies were under significant pressure in the most recent quarter over concerns of a renewed industrial recession. Despite strong fundamental performance and execution by United Rentals, highlighted by third quarter income up materially from the same period a year ago, the market sold the stock given fears these earnings represented a cyclical peak. Knight-Swift also underperformed in the most recent quarter despite improved guidance by management. Given the challenging macro environment and the belief that earnings may soften going forward, we sold both positions.

11

Victory RS Growth Funds (Unaudited)

Victory RS Mid Cap Growth Fund (continued)

LKQ Corporation, an auto parts distributor, was a negative contributor within the Consumer Discretionary sector. We owned the stock given our view that expected revenue acceleration would allow margins to widen due to operational leverage, driving earnings. The thesis did not play out as expected — revenue came in as expected, but margins narrowed as the company had execution issues across business lines and the integration of a recent acquisition failed to lead to expected synergies.

Within the Health Care sector, the largest driver of outperformance in 2018 was biotechnology holding Illumina, Inc. Illumina is the leader in the Next-Generation Sequencing (NGS) market, providing gene sequencing and array-based solutions for genetic analyses. We own Illumina given their unquestioned leadership in the NGS market, as well as the opportunity to expand through new platforms to address an ever-changing landscape of customer needs and diagnostics as sequencing has made its way into clinical applications. The stock performed exceptionally well, as margins have expanded despite the high level of investment Illumina has placed in research and development.

Within the Consumer Staples sector, the largest driver of outperformance in 2018 was beverage holding Keurig Dr Pepper Inc. Keurig is a manufacturer and distributor of nonalcoholic beverages, including coffee, hot cocoa, teas, and other beverages in K-Cup, Vue, Rivo, K-Carafe, and K-Mug pods. We initially purchased Keurig given the strong growth potential of the Keurig coffee business, which we expected to grow up to 20% per year once issues holding back growth, including cost per pod, were addressed, while the combined Keurig and Dr Pepper company appeared to be a platform that could compete well in the traditional beverage industry. The stock performed well in the quarter on earnings growth that beat already strong guidance as the company continues to execute their business plan.

Performance was also aided by financial services holding Euronet Worldwide, a payment and transaction processing and distribution solutions provider to financial institutions, retailers, service providers, and individual consumers worldwide. We owned Euronet given the company's high recurring revenue and high margin business, largely derived by transaction fees that operate under long-term contracts. The stock performed very well in 2018. In October the company meaningfully increased 2019 estimates given a rule change regarding Visa-enabled machines that will allow Euronet to offer a wider range of services to customers, increasing the revenue potential for existing machines.

Outlook

The abrupt market sell-off at the end the year and strong earnings generated by U.S. corporations have driven valuations to among the cheapest levels seen in decades, as reflected by forward price-to-earnings ratios. Given our optimistic outlook for U.S. economic growth and corporate earnings against the expected backdrop of positive employment trends and moderate inflation, stocks appear very attractive to us. We acknowledge the potential headwinds from a less accommodative Federal Reserve (Fed), political turmoil that recently led to a government shutdown, and the impact of retaliatory tariffs from China and our other trade partners, but we would note that the U.S. economy is still expected to grow at a high rate, while U.S. interest rates are likely to remain low relative to history even with additional Fed tightening. As a result, we believe the current environment remains supportive of mid-cap growth stocks, though we remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

12

Victory RS Growth Funds (Unaudited)

Victory RS Mid Cap Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	7/12/95		5/21/07		12/4/06	11/15/16	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell Mid Cap Growth Index[1]
One Year	–7.37%	–12.69%	–8.23%	–8.98%	–7.99%	–7.15%	–7.15%	–4.75%
Three Year	5.57%	3.50%	4.62%	4.62%	4.95%	N/A	5.83%	8.59%
Five Year	4.86%	3.62%	3.95%	3.95%	4.29%	N/A	5.13%	7.42%
Ten Year	13.96%	13.30%	12.85%	12.85%	13.31%	N/A	14.26%	15.12%
Since Inception	8.83%	8.55%	4.24%	4.24%	5.28%	7.11%	5.91%	N/A
Expense Ratios
Gross	1.29%		2.10%		2.43%	2.26%	1.06%
With Applicable Waivers	1.20%		2.10%		1.80%	0.94%	0.95%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Mid Cap Growth Fund — Growth of $10,000

1The Russell Mid Cap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

Victory RS Growth Funds (Unaudited)

Victory RS Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

U.S. equity markets delivered mixed performance throughout 2018, as the S&P 500® Index failed to deliver its tenth straight year of positive returns after a strong first nine months of the year. U.S. stocks underperformed despite continued resilience in the U.S. economy and record earnings, supported by a strong job market and the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January before volatility emerged in February, dampening strong investor sentiment and ending the S&P 500's record run of 15 straight months of positive performance. The market rebounded in the second and third quarters, despite the continued uncertainty surrounding trade tariffs and a flattening yield curve, largely driven by fundamentals. Fundamentals continued to be supported by the strength of the U.S. economy (highlighted by 4.2% growth in the second quarter — the highest growth since Q3 2014, according to the Bureau of Economic Analysis). U.S. stocks declined sharply in the fourth quarter, as growth-oriented stocks in the Russell 3000® Growth Index returned -16.33%, the seventh largest quarterly decline since the 1979 inception of the index, ending the record run of twelve consecutive quarters of positive returns for the index.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend from 2017, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, and 15 years.

Performance Update

The Victory RS Growth Fund (the "Fund") seeks to provide long-term capital growth. The Fund (Class A Shares at net asset value) returned -6.81% for the twelve-month period ended December 31, 2018, underperforming the Russell 1000 Growth Index (the "Index"), which returned -1.51%.

Portfolio Review

Within the Communication Services sector, the largest driver of relative underperformance was Activision Blizzard, Inc., which publishes popular video games such as Call of Duty and Destiny across multiple media platforms. Our investment reflects the opportunity we see in the electronic gaming market, an area where consumers have shown a willingness to spend money on video games and digital entertainment. The underperformance in the most recent period was driven by weak revenue attributed to the poor debut of Destiny 2: Forsaken, which launched in early September, and declining revenue in their mobile business. Despite these challenges, the company experienced net income growth in the most recent quarter of 38% year-over-year, driven by record sales of World of Warcraft. As a result, we continued to

14

Victory RS Growth Funds (Unaudited)

Victory RS Growth Fund (continued)

hold the position at year-end, albeit at a smaller position size given our reduced growth expectations for the company.

Within the Health Care sector, global biotechnology holding Celgene Corporation was the top detractor from Fund performance. Celgene underperformed in 2018 as the company faced continued headwinds in their attempt to broaden the approved use of several existing drugs. Given that the company's path forward became less clear and concern over the company's balance sheet issues given increased levels of debt, we sold the position in the second quarter.

Another Health Care sector detractor was Holding Bluebird Bio, Inc. Bluebird is a biotechnology company that uses an HIV-1 virus, Lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. Bluebird shared strong results in a number of trials, including their phase 1 therapy study of the treatment of late-stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential. Unfortunately, Bluebird's stock price was pulled lower along with the broader Health Care sector, yet we remain confident in the company's future.

Within the Consumer Staples sector, the largest contributor in 2018 was beverage holding Keurig Dr Pepper Inc. Keurig is a manufacturer and distributor of nonalcoholic beverages, including coffee, hot cocoa, teas, and other beverages in K-Cup, Vue, Rivo, K-Carafe, and K-Mug pods. We initially purchased Keurig given the strong growth potential of the Keurig coffee business, which we expected to grow up to 20% per year once issues holding back growth, including cost per pod, were addressed, while the combined Keurig and Dr Pepper company appeared to be a platform that could compete well in the traditional beverage industry. The stock performed well during the year on strong earnings growth that beat already strong guidance as the company continues to execute their business plan.

There were a number of positive performers within the Health Care sector, including biotechnology holding Illumina, Inc. Illumina is the leader in the Next-Generation Sequencing (NGS) market, providing gene sequencing and array-based solutions for genetic analyses. We own Illumina given their unquestioned leadership in the NGS market, as well as the opportunity to expand through new platforms to address an ever-changing landscape of customer needs and diagnostics as sequencing has made its way into clinical applications. The stock performed exceptionally well, as margins have expanded despite the high level of investment Illumina has placed in research and development.

Intuitive Surgical, a designer, manufacturer, and marketer of surgical systems, was another strong performer within the Health Care sector. We initially purchased Intuitive due to their leadership position in the robotic surgery market and their updated product cycle, which introduced a new system that offered improved logistics and performance for their customers, as well as the growth potential for the business to expand without limit to more procedures. The stock performed well in 2018 on strong fundamentals, highlighted by the recent posting of a 20% year-over-year increase in procedures using its robotic-surgery systems, which represents the best growth rate for their systems in more than three years.

Outlook

The abrupt market sell-off at the end the year and strong earnings generated by U.S. corporations have driven valuations to among the cheapest levels seen in decades, as

15

Victory RS Growth Funds (Unaudited)

Victory RS Growth Fund (continued)

reflected by forward price-to-earnings ratios. Given our optimistic outlook for U.S. economic growth and corporate earnings against the expected backdrop of positive employment trends and moderate inflation, stocks appear very attractive to us. We acknowledge the potential headwinds from a less accommodative Federal Reserve (Fed), political turmoil that recently led to a government shutdown, and the impact of retaliatory tariffs from China and our other trade partners, but we would note that the U.S. economy is still expected to grow at a high rate, while U.S. interest rates are likely to remain low relative to history even with additional Fed tightening. As a result, we believe the current environment remains supportive of large-cap growth stocks, though we remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

16

Victory RS Growth Funds (Unaudited)

Victory RS Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/12/92		6/30/07		11/27/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 1000 Growth Index[1]
One Year	–6.81%	–12.18%	–7.56%	–8.33%	–7.41%	–6.56%	–1.51%
Three Year	7.74%	5.63%	6.84%	6.84%	7.08%	8.02%	11.15%
Five Year	7.41%	6.14%	6.52%	6.52%	6.76%	7.70%	10.40%
Ten Year	13.25%	12.58%	12.09%	12.09%	12.57%	13.51%	15.29%
Since Inception	9.52%	9.28%	5.30%	5.30%	6.25%	6.96%	N/A
Expense Ratios
Gross	1.20%		2.10%		2.72%	0.97%
With Applicable Waivers	1.10%		1.93%		1.71%	0.83%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Growth Fund — Growth of $10,000

1The Russell 1000 Growth Index is a market capitalization-weighted index, meaning that the largest companies constitute the largest percentages in the index and will affect performance more than the smallest index members. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

Victory RS Growth Funds (Unaudited)

Victory RS Science and Technology Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

U.S. equity markets delivered mixed performance throughout 2018, as the S&P 500® Index failed to deliver its tenth straight year of positive returns after a strong first nine months of the year. U.S. stocks underperformed despite continued resilience in the U.S. economy and record earnings, supported by a strong job market and the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January before volatility emerged in February, dampening strong investor sentiment and ending the S&P 500's record run of 15 straight months of positive performance. The market rebounded in the second and third quarters, despite the continued uncertainty surrounding trade tariffs and a flattening yield curve, largely driven by fundamentals. Fundamentals continued to be supported by the strength of the U.S. economy (highlighted by 4.2% growth in the second quarter — the highest growth since Q3 2014, according to the Bureau of Economic Analysis). U.S. stocks declined sharply in the fourth quarter, as growth-oriented stocks in the Russell 3000® Growth Index returned -16.33%, the seventh largest quarterly decline since the 1979 inception of the index, ending the record run of twelve consecutive quarters of positive returns for the index.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend from 2017, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, and 15 years.

Fund Performance Overview

The Victory RS Science and Technology Fund (the "Fund") seeks to provide long-term capital growth. The Fund underperformed its primary benchmark, the S&P North American Technology Sector Index (the "Index"), in 2018. The Fund (Class A Shares at net asset value) returned -0.73% and the Index returned 2.88%.

Portfolio Review

The Fund's multi-cap approach to science- and technology-driven stocks led to relative underperformance during the year, as smaller-cap holdings underperformed their larger-cap counterparts and health care oriented companies underperformed more traditional technology oriented companies. This included biotechnology holding Vital Therapies, a company that was initially developing a cell-based treatment for acute liver failure, a condition that affects 30,000 patients in the United States. We initially purchased the stock given the potential treatment of patients with a wide range of advancement of liver disease, and the belief that Vital Therapies' treatment could provide a more cost-effective and safe

18

Victory RS Growth Funds (Unaudited)

Victory RS Science and Technology Fund (continued)

alternative to liver transplants. Unfortunately, in early September the company ran into its final roadblock, failing to meet primary or secondary endpoints in a trial to determine significant improvement in overall survival rates, leading the company to believe their ELAD system would not be approved in the United States and European Union.

Another Health Care detractor was holding Bluebird Bio, Inc. Bluebird is a biotechnology company that uses an HIV-1 virus, Lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. Bluebird shared strong results in a number of trials, including their phase 1 therapy study of the treatment of late-stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential. Unfortunately, Bluebird's stock price was pulled lower along with the broader biotechnology sector despite our continued belief in the company's future.

LogMeIn, a provider of a portfolio of cloud-based communication and collaboration, identity and access, and customer engagement and support solutions, was a negative contributor to technology performance. In recent years LogMeIn grew their underlying business beyond the core collaboration product GoToMeeting. However, its stock has been punished in recent quarters given that GoToMeeting itself, which is now about 25% – 33% of LogMeIn's business, saw a decline in its renewal rate earlier this year following the encouragement for customers to pay one year in advance (vs. monthly). This decision allowed a competitor, Zoom, to aggressively target and attract these customers as they came up for annual renewal. The impact of the competition resulted in reduced guidance for their top-line revenue and EBITDA figures; thus, after owning the stock successfully for almost five years, we sold the position during the period.

Within the Information Technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. RingCentral's outperformance was driven by strong execution, as the company reported revenue up 32% year-over-year with improved gross margins, leading to earnings that grew 46% year-over-year in the most recent quarter and easily beat expectations. Our outlook for the company remains strong, driven by their continued march upmarket to the larger enterprise market and by the company's attractive anticipated growth rate.

Information Technology holding SendGrid, a cloud-based platform that provides various tools to businesses (including developers and marketers) to reach their customers using email, was also a strong contributor to performance. SendGrid has been a holding since the company's IPO. SendGrid rallied sharply after it was announced in mid-October that the company would be acquired by Twilio in an all-stock deal. The stock initially rallied about 15% on the announcement, and we continued to hold the position given we already had a positive view of Twilio. This further benefitted performance as Twilio was a strong performer throughout the remainder of the quarter and the all-stock nature of the SendGrid acquisition.

Health Care holding Veeva Systems, a provider of enterprise applications, multichannel platform, customer relationships, and content management solutions, was a positive contributor in 2018. Veeva is positioned as the third most preferred Life Sciences software vendor (behind Oracle and SAP) and has material expansion opportunities with the goal to become the cloud platform for the life sciences industry. Veeva performed well throughout 2018, highlighted by earnings and sales growth that beat expectations in the most recent quarter, with earnings up more than 80% year-over-year.

19

Victory RS Growth Funds (Unaudited)

Victory RS Science and Technology Fund (continued)

Outlook

The abrupt market sell-off at the end the year and strong earnings generated by U.S. corporations have driven valuations to among the cheapest levels seen in decades, as reflected by forward price-to-earnings ratios. Given our optimistic outlook for U.S. economic growth and corporate earnings against the expected backdrop of positive employment trends and moderate inflation, stocks appear very attractive to us. We acknowledge the potential headwinds from a less accommodative Federal Reserve (Fed), political turmoil that recently led to a government shutdown, and the impact of retaliatory tariffs from China and our other trade partners, but we would note that the U.S. economy is still expected to grow at a high rate, while U.S. interest rates are likely to remain low relative to history even with additional Fed tightening. As a result, we believe the current environment remains supportive of large-cap growth stocks, though we remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

20

Victory RS Growth Funds (Unaudited)

Victory RS Science and Technology Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/2/07		1/19/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P North American Technology Sector[1]	S&P 500 Index[2]
One Year	–0.73%	–6.45%	–1.58%	–2.39%	–1.20%	–0.51%	2.88%	–4.38%
Three Year	17.81%	15.50%	16.87%	16.87%	17.30%	18.09%	17.20%	9.26%
Five Year	12.75%	11.43%	11.85%	11.85%	12.24%	13.04%	15.32%	8.49%
Ten Year	19.70%	18.99%	18.66%	18.66%	19.07%	20.04%	19.14%	13.12%
Since Inception	10.28%	10.00%	10.10%	10.10%	10.94%	11.46%	N/A	N/A
Expense Ratios
Gross	1.49%		2.31%		2.54%	1.26%
With Applicable Waivers	1.49%		2.28%		1.93%	1.24%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Science and Technology Fund — Growth of $10,000

1The S&P North American Technology Sector Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Since inception return for the S&P North American Technology Sector Index reflects, for periods after August 29, 1996, the reinvestment of dividends paid on the securities constituting the index; for periods through August 29, 1996, index return does not reflect the reinvestment of dividends. It is not possible to invest directly in an index.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Equity Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

U.S. equity markets delivered mixed performance throughout 2018, as the S&P 500® Index failed to deliver its tenth straight year of positive returns after a strong first nine months of the year. U.S. stocks underperformed despite continued resilience in the U.S. economy and record earnings, supported by a strong job market and the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January before volatility emerged in February, dampening strong investor sentiment and ending the S&P 500's record run of 15 straight months of positive performance. The market rebounded in the second and third quarters, despite the continued uncertainty surrounding trade tariffs and a flattening yield curve, largely driven by fundamentals. Fundamentals continued to be supported by the strength of the U.S. economy (highlighted by 4.2% growth in the second quarter — the highest growth since Q3 2014, according to the Bureau of Economic Analysis). U.S. stocks declined sharply in the fourth quarter, as growth-oriented stocks in the Russell 3000® Growth Index returned -16.33%, the seventh largest quarterly decline since the 1979 inception of the index, ending the record run of twelve consecutive quarters of positive returns for the index.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend from 2017, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, and 15 years.

Performance Update

The Victory RS Small Cap Equity Fund (the "Fund") seeks to provide long-term capital growth. The Fund underperformed its primary benchmark, the Russell 2000 Growth Index (the "Index"), in 2018. The Fund (Class A Shares at net asset value) returned -8.39% and the Index returned -9.31%.

Portfolio Review

Within the Information Technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. RingCentral's outperformance was driven by strong execution, as the company reported revenue up 32% year-over-year with improved gross margins, leading to earnings that grew 46% year-over-year in the most recent quarter and easily beat expectations. Our outlook for the company remains strong, driven by their continued march upmarket to the larger enterprise market and by the company's attractive anticipated growth rate.

22

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Equity Fund (continued)

Information Technology holding SendGrid, a cloud-based platform that provides various tools to businesses (including developers and marketers) to reach their customers using email, was also a strong contributor to performance. SendGrid has been a holding since the company's IPO, at which time RS Investments was a top three owner of the company. SendGrid rallied sharply after it was announced in mid-October that the company would be acquired by Twilio in an all-stock deal. The stock initially rallied approximately 15% on the announcement and we continued to hold the position given we already had a positive view of Twilio, owning it in our mid-cap growth strategy. This further benefitted performance as Twilio was a strong performer throughout the remainder of the quarter given the all-stock nature of the SendGrid acquisition.

Stock selection within the Financials sector was also additive to performance, due in large part to an investment in Euronet Worldwide, a payment and transaction processing company that provides distribution solutions to financial institutions, retailers, service providers, and individual consumers worldwide. Euronet owns and operates the largest ATM network in Europe and has a large presence in Asia, operating almost 20,000 ATMs in total. The stock performed well in 2018, driven by a 29% increase in operating income as the company continued to execute.

Within the Health Care sector, the largest detractor was biotechnology holding Vital Therapies, a biotechnology company that was initially developing a cell-based treatment for acute liver failure, a condition that affects 30,000 patients in the United States. We initially purchased the stock given the potential treatment of patients with a wide range of progressive liver disease, providing a more cost-effective and safer alternative to liver transplants. Unfortunately, in early September the company ran into its final roadblock — failing to meet primary or secondary endpoints in a trial to determine significant improvement in overall survival rates, leading the company to believe their ELAD system would not be approved in the United States and European Union.

Industrials also proved to be a challenging sector in 2018, driven by underperforming holdings H&E Equipment Services, Inc. and Altra Industrial Motion Corp. H&E operates as an integrated equipment services company and rents, sells, and provides parts and support services for hi-lift or aerial work platform equipment, cranes, and earth moving equipment. Altra designs, produces, and markets mechanical power transmission components worldwide. Both companies were under significant pressure in the most recent quarter over concerns of a renewed industrial recession. H&E's underperformance was driven by concerns that earnings represented a cyclical peak and was further impacted by the replacement of the company's CEO. We sold the position given the increased uncertainty and a lack of a clear path forward for the company. Altra, on the other hand, showed signs of life despite the underperformance, beating earnings expectations with non-GAAP income growth of more than 30% year-over-year. Given the company's attractive valuation and acquisition of Fortive's Automation and Specialty business, which we feel will be transformative, we continued to hold the position.

Outlook

The abrupt market sell-off at the end the year and strong earnings generated by U.S. corporations have driven valuations to among the cheapest levels seen in decades, as

23

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Equity Fund (continued)

reflected by forward price-to-earnings ratios. Given our optimistic outlook for U.S. economic growth and corporate earnings against the expected backdrop of positive employment trends and moderate inflation, stocks appear very attractive to us. We acknowledge the potential headwinds from a less accommodative Federal Reserve (Fed), political turmoil that recently led to a government shutdown, and the impact of retaliatory tariffs from China and our other trade partners, but we would note that the U.S. economy is still expected to grow at a high rate, while U.S. interest rates are likely to remain low relative to history even with additional Fed tightening. As a result, we believe the current environment remains supportive of small-cap growth stocks, though we remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized small-cap growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

24

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Equity Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/1/97		8/7/00		5/15/01	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 2000 Growth Index[1]
One Year	–8.39%	–13.65%	–9.23%	–9.69%	–8.92%	–8.23%	–9.31%
Three Year	8.45%	6.32%	7.50%	7.50%	7.94%	8.71%	7.24%
Five Year	7.13%	5.87%	6.22%	6.22%	6.66%	7.27%	5.13%
Ten Year	15.25%	14.57%	14.25%	14.25%	14.82%	15.43%	13.52%
Since Inception	9.48%	9.18%	6.22%	6.22%	8.44%	8.58%	N/A
Expense Ratios
Gross	1.25%		3.87%		1.97%	1.34%
With Applicable Waivers	1.25%		2.10%		1.75%	1.10%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Small Cap Equity Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

25

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (99.0%)
Consumer Discretionary (15.9%):
Arco Platform Ltd., ADR, Class A (a)	469,720	$10,390,206
At Home Group, Inc. (a) (b)	653,280	12,190,205
Dave & Buster's Entertainment, Inc. (b)	488,800	21,780,928
Dineequity, Inc. (b)	393,860	26,522,532
Eldorado Resorts, Inc. (a) (b)	643,880	23,314,895
Grand Canyon Education, Inc. (a)	107,034	10,290,249
Monro Muffler Brake, Inc. (b)	326,190	22,425,562
National Vision Holdings, Inc. (a)	559,050	15,748,439
Ollie's Bargain Outlet Holdings, Inc. (a)	256,626	17,068,195
Planet Fitness, Inc., Class A (a)	579,830	31,090,485
Red Rock Resorts, Inc., Class A (b)	605,220	12,292,018
Steven Madden Ltd.	669,307	20,253,230
Strategic Education, Inc.	96,740	10,972,250
Weight Watchers International, Inc. (a)	241,650	9,315,608
Wingstop, Inc. (b)	170,460	10,941,827
		254,596,629
Consumer Staples (4.3%):
Freshpet, Inc. (a)	536,300	17,247,408
Nomad Foods Ltd., ADR (a)	1,792,100	29,963,912
Sprouts Farmers Markets, Inc. (a) (b)	881,570	20,725,711
		67,937,031
Electronic Equipment, Instruments & Components (1.7%):
II-VI, Inc. (a) (b)	261,780	8,497,379
Littelfuse, Inc. (b)	107,936	18,508,865
		27,006,244
Energy (2.1%):
Matador Resources Co. (a) (b)	337,110	5,235,318
Newpark Resources, Inc. (a) (b)	3,637,840	24,991,961
SRC Energy, Inc. (a)	717,260	3,371,122
		33,598,401
Financials (7.3%):
eHealth, Inc. (a)	466,340	17,916,783
Firstcash, Inc.	274,830	19,883,951
Green Dot Corp. (a)	328,380	26,112,777
Kemper Corp.	332,810	22,091,927
LendingTree, Inc. (a) (b)	58,570	12,860,215
Primerica, Inc.	100,039	9,774,811
Webster Financial Corp.	167,430	8,252,625
		116,893,089
Health Care (23.3%):
Aimmune Therapeutics, Inc. (a) (b)	493,250	11,798,540
Amicus Therapeutics, Inc. (a) (b)	1,542,835	14,780,359
Apellis Pharmaceuticals, Inc. (a)	677,460	8,935,697
Aptinyx, Inc. (a)	340,100	5,625,254

See notes to financial statements.

26

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Assembly Biosciences, Inc. (a)	248,869	$5,629,417
Audentes Therapeutics, Inc. (a)	443,187	9,448,747
Bluebird Bio, Inc. (a) (b)	146,519	14,534,685
Blueprint Medicines Corp. (a)	251,348	13,550,171
Celyad SA, ADR (a) (b)	335,111	6,085,616
Cytomx Therapeutics, Inc. (a)	480,510	7,255,701
Equillium, Inc. (a)	627,880	5,123,501
Exact Sciences Corp. (a)	219,270	13,835,937
Fate Therapeutics, Inc. (a)	553,020	7,095,247
Glaukos Corp. (a) (b)	227,770	12,793,841
Globus Medical, Inc., Class A (a)	490,060	21,209,797
GW Pharmaceuticals PLC, ADR (a) (b)	115,047	11,204,427
Hanger, Inc. (a)	578,600	10,964,470
HealthEquity, Inc. (a) (b)	242,850	14,486,003
Immunomedics, Inc. (a) (b)	969,570	13,835,764
Insulet Corp. (a) (b)	218,800	17,355,216
Iovance Biotherapeutics, Inc. (a) (b)	1,506,775	13,334,959
Irhythm Technologies, Inc. (a)	152,400	10,588,752
Kura Oncology, Inc. (a)	825,700	11,592,828
Ligand Pharmaceuticals, Inc., Class B (a) (b)	128,305	17,410,989
Loxo Oncology, Inc. (a)	139,783	19,579,404
Masimo Corp. (a)	293,480	31,510,947
Penumbra, Inc. (a) (b)	103,900	12,696,580
Sage Therapeutics, Inc. (a)	112,880	10,812,775
Teladoc, Inc. (a) (b)	374,917	18,584,636
		371,660,260
Industrials (13.0%):
Advanced Disposal Services, Inc. (a)	755,690	18,091,219
Altra Industrial Motion Corp.	645,810	16,242,122
Axon Enterprise, Inc. (a) (b)	478,340	20,927,375
Azul SA, ADR (a)	890,280	24,651,854
Harsco Corp. (a)	1,222,340	24,275,672
Kennametal, Inc.	856,340	28,498,995
Proto Labs, Inc. (a)	150,540	16,979,407
Saia, Inc. (a)	194,020	10,830,196
Simpson Manufacturing Co., Inc.	449,540	24,333,600
Siteone Landscape Supply, Inc. (a) (b)	395,590	21,864,259
		206,694,699
IT Services (8.9%):
Euronet Worldwide, Inc. (a) (b)	403,666	41,327,326
Evo Payments, Inc. (a) (b)	440,890	10,876,756
InterXion Holding NV, ADR (a)	515,113	27,898,520
WEX, Inc. (a)	59,670	8,357,380
Wix.com Ltd., ADR (a)	364,510	32,929,833
WNS Holdings Ltd., ADR (a)	506,887	20,914,158
		142,303,973
Materials (4.2%):
Allegheny Technologies, Inc. (a) (b)	1,125,430	24,500,611
Ashland Global Holdings, Inc.	343,540	24,377,599

See notes to financial statements.

27

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Ferro Corp. (a)	1,197,808	$18,781,629
		67,659,839
Semiconductors & Semiconductor Equipment (4.0%):
Cypress Semiconductor Corp. (b)	566,260	7,202,827
MKS Instruments, Inc.	208,560	13,475,062
Monolithic Power Systems, Inc.	110,041	12,792,266
Silicon Laboratories, Inc. (a)	167,830	13,226,682
Versum Materials, Inc.	629,569	17,451,653
		64,148,490
Software (13.5%):
Cornerstone OnDemand, Inc. (a)	694,238	35,010,422
Coupa Software, Inc. (a)	360,800	22,679,888
Envestnet, Inc. (a) (b)	400,676	19,709,252
Mindbody, Inc. (a) (b)	885,740	32,240,936
Q2 Holdings, Inc. (a)	440,450	21,824,298
RingCentral, Inc., Class A (a)	575,478	47,442,406
SendGrid, Inc. (a)	900,220	38,862,497
		217,769,699
Technology Hardware, Storage & Peripherals (0.8%):
Pure Storage, Inc. (a)	834,940	13,425,835
Total Common Stocks (Cost $1,458,198,809)		1,583,694,189
Collateral for Securities Loaned^ (11.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	34,178,282	34,178,282
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	49,385,975	49,385,975
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	1,525,050	1,525,050
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	18,988,145	18,988,145
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	30,379,134	30,379,134
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	45,571,548	45,571,548
Total Collateral for Securities Loaned (Cost $180,028,134)		180,028,134
Total Investments (Cost $1,638,226,943) — 110.2%		1,763,722,323
Liabilities in excess of other assets — (10.2)%		(163,085,278)
NET ASSETS — 100.00%		$1,600,637,045

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

28

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (101.9%)
Communication Services (7.2%):
Boingo Wireless, Inc. (a) (b)	247,380	$5,088,607
InterActive Corp. (a)	32,090	5,873,754
Take-Two Interactive Software, Inc. (a)	41,900	4,313,186
Yelp, Inc. (a)	71,190	2,490,938
		17,766,485
Communications Equipment (2.7%):
Ciena Corp. (a)	60,940	2,066,475
Viavi Solutions, Inc. (a)	467,020	4,693,551
		6,760,026
Consumer Discretionary (13.2%):
At Home Group, Inc. (a) (b)	117,700	2,196,282
Bright Horizons Family Solutions, Inc. (a)	42,130	4,695,388
Brunswick Corp.	71,520	3,322,104
Domino's Pizza, Inc.	15,880	3,938,081
Hasbro, Inc. (b)	34,020	2,764,125
Hilton Grand Vacations, Inc. (a)	103,580	2,733,476
Strategic Education, Inc.	39,990	4,535,666
Vail Resorts, Inc.	29,100	6,134,863
Wingstop, Inc. (b)	36,160	2,321,110
		32,641,095
Consumer Staples (4.0%):
Sprouts Farmers Markets, Inc. (a)	177,560	4,174,436
The Simply Good Foods Co. (a)	301,170	5,692,113
		9,866,549
Electronic Equipment, Instruments & Components (3.5%):
II-VI, Inc. (a)	94,360	3,062,926
Littelfuse, Inc.	22,371	3,836,179
Trimble Navigation Ltd. (a)	52,290	1,720,864
		8,619,969
Energy (1.2%):
Diamondback Energy, Inc.	32,326	2,996,620
Financials (5.2%):
Firstcash, Inc.	52,480	3,796,928
Green Dot Corp. (a)	78,540	6,245,501
LendingTree, Inc. (a) (b)	12,310	2,702,907
		12,745,336
Health Care (19.1%):
Dexcom, Inc. (a)	41,310	4,948,938
Globus Medical, Inc., Class A (a)	71,280	3,084,998
HealthEquity, Inc. (a)	58,550	3,492,508
Ligand Pharmaceuticals, Inc., Class B (a) (b)	52,890	7,177,173
Masimo Corp. (a)	47,520	5,102,222
Neurocrine Biosciences, Inc. (a)	66,140	4,723,057

See notes to financial statements.

29

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Teladoc, Inc. (a) (b)	55,970	$2,774,433
The Cooper Co., Inc.	22,410	5,703,345
Veeva Systems, Inc. (a)	56,640	5,059,085
West Pharmaceutical Services, Inc.	53,206	5,215,784
		47,281,543
Industrials (18.8%):
Azul SA, ADR (a)	185,730	5,142,864
Clean Harbors, Inc. (a)	77,530	3,826,106
Forward Air Corp.	47,130	2,585,081
HEICO Corp., Class A	68,883	4,339,629
Hexcel Corp.	75,622	4,336,165
KAR Auction Services, Inc.	85,640	4,086,740
Kennametal, Inc. (b)	147,720	4,916,122
Siteone Landscape Supply, Inc. (a) (b)	71,390	3,945,725
Teledyne Technologies, Inc. (a)	22,230	4,603,167
TransUnion	87,660	4,979,088
Trex Co., Inc. (a)	64,260	3,814,474
		46,575,161
IT Services (12.4%):
Black Knight, Inc. (a)	149,439	6,733,721
Euronet Worldwide, Inc. (a)	91,262	9,343,403
GoDaddy, Inc., Class A (a)	83,757	5,496,134
InterXion Holding NV, ADR (a)	85,140	4,611,182
WEX, Inc. (a)	34,070	4,771,844
		30,956,284
Materials (2.0%):
Ashland Global Holdings, Inc.	68,910	4,889,854
Semiconductors & Semiconductor Equipment (4.7%):
Cypress Semiconductor Corp. (b)	255,460	3,249,451
MKS Instruments, Inc.	34,480	2,227,753
Monolithic Power Systems, Inc.	33,045	3,841,481
Versum Materials, Inc.	88,350	2,449,062
		11,767,747
Software (7.9%):
Fair Isaac Corp. (a)	16,760	3,134,120
Paycom Software, Inc. (a) (b)	25,175	3,082,679
RingCentral, Inc., Class A (a)	84,200	6,941,447
The Ultimate Software Group, Inc. (a)	25,724	6,299,036
		19,457,282
Total Common Stocks (Cost $212,427,377)		252,323,951

See notes to financial statements.

30

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Collateral for Securities Loaned^ (7.6%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	3,592,452	$3,592,452
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	5,190,921	5,190,921
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	160,297	160,297
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	1,995,829	1,995,829
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	3,193,127	3,193,127
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	4,789,988	4,789,988
Total Collateral for Securities Loaned (Cost $18,922,614)		18,922,614
Total Investments (Cost $231,349,991) — 109.5%		271,246,565
Liabilities in excess of other assets — (9.5)%		(23,463,445)
NET ASSETS — 100.00%		$247,783,120

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

See notes to financial statements.

31

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (5.5%):
Activision Blizzard, Inc.	49,850	$2,321,515
InterActive Corp. (a)	44,410	8,128,806
Take-Two Interactive Software, Inc. (a)	49,520	5,097,588
Yelp, Inc. (a)	88,010	3,079,470
		18,627,379
Consumer Discretionary (15.9%):
Brunswick Corp.	61,500	2,856,675
Burlington Stores, Inc. (a)	33,620	5,468,965
Chipotle Mexican Grill, Inc. (a)	15,300	6,606,387
Ferrari NV, ADR	41,750	4,151,620
Hasbro, Inc. (b)	44,030	3,577,438
Hilton Worldwide Holdings, Inc.	86,090	6,181,262
O'Reilly Automotive, Inc. (a)	20,150	6,938,250
Tiffany & Co.	42,780	3,444,218
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	17,130	4,194,109
Under Armour, Inc., Class C (a)	249,620	4,036,355
Vail Resorts, Inc.	32,400	6,830,568
		54,285,847
Consumer Staples (4.0%):
Keurig Dr Pepper, Inc.	227,690	5,837,972
Post Holdings, Inc. (a)	86,460	7,706,180
		13,544,152
Electronic Equipment, Instruments & Components (0.9%):
Trimble Navigation Ltd. (a)	96,730	3,183,384
Energy (1.5%):
Concho Resources, Inc. (a)	20,055	2,061,453
Diamondback Energy, Inc.	34,380	3,187,026
		5,248,479
Financials (3.8%):
Kemper Corp.	81,630	5,418,599
SVB Financial Group (a)	13,090	2,486,053
The Progressive Corp.	85,150	5,137,100
		13,041,752
Health Care (15.3%):
Align Technology, Inc. (a)	15,920	3,334,126
BeiGene Ltd., ADR (a) (b)	25,510	3,578,033
Bluebird Bio, Inc. (a) (b)	29,880	2,964,096
Dexcom, Inc. (a)	41,350	4,953,730
Edwards Lifesciences Corp. (a)	29,680	4,546,086
Exact Sciences Corp. (a)	59,590	3,760,128
Illumina, Inc. (a)	18,670	5,599,693
Intuitive Surgical, Inc. (a)	9,480	4,540,162
Neurocrine Biosciences, Inc. (a)	34,170	2,440,080
Sage Therapeutics, Inc. (a)	30,050	2,878,490

See notes to financial statements.

32

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
The Cooper Co., Inc.	28,180	$7,171,809
WellCare Health Plans, Inc. (a)	28,920	6,827,723
		52,594,156
Industrials (14.7%):
Clean Harbors, Inc. (a)	105,570	5,209,880
HEICO Corp., Class A	55,430	3,492,090
Hexcel Corp.	100,900	5,785,606
KAR Auction Services, Inc.	110,110	5,254,449
Parker-Hannifin Corp.	34,430	5,134,890
Rockwell Automation, Inc.	26,560	3,996,749
Roper Technologies, Inc.	15,870	4,229,672
Teledyne Technologies, Inc. (a)	29,600	6,129,272
TransUnion	116,680	6,627,424
Verisk Analytics, Inc., Class A (a)	38,620	4,211,125
		50,071,157
IT Services (18.1%):
Black Knight, Inc. (a)	196,524	8,855,371
Euronet Worldwide, Inc. (a)	120,451	12,331,774
Global Payments, Inc.	39,060	4,028,258
GoDaddy, Inc., Class A (a)	69,700	4,573,714
Okta, Inc. (a)	49,490	3,157,462
Total System Services, Inc.	81,220	6,602,374
Twilio, Inc. (a) (b)	80,320	7,172,576
WEX, Inc. (a)	38,520	5,395,111
Wix.com Ltd., ADR (a)	69,330	6,263,272
Worldpay, Inc. (a)	44,070	3,368,270
		61,748,182
Materials (2.7%):
Allegheny Technologies, Inc. (a) (b)	206,510	4,495,723
Celanese Corp., Series A	53,400	4,804,398
		9,300,121
Semiconductors & Semiconductor Equipment (6.3%):
Lam Research Corp.	30,020	4,087,823
Marvell Technology Group Ltd., ADR	459,590	7,440,762
Maxim Integrated Products, Inc.	66,200	3,366,270
Microchip Technology, Inc.	37,460	2,694,123
Xilinx, Inc.	47,140	4,014,914
		21,603,892
Software (10.8%):
Dropbox, Inc. (a)	281,960	5,760,443
Nutanix, Inc., Class A (a)	92,040	3,827,944
Proofpoint, Inc. (a)	50,750	4,253,358
ServiceNow, Inc. (a)	55,750	9,926,287
The Ultimate Software Group, Inc. (a)	25,140	6,156,032
Zendesk, Inc. (a)	117,470	6,856,723
		36,780,787
Total Common Stocks (Cost $338,704,119)		340,029,288

See notes to financial statements.

33

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Collateral for Securities Loaned^ (3.3%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	2,107,654	$2,107,654
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	3,045,458	3,045,458
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	94,044	94,044
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	1,170,932	1,170,932
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	1,873,374	1,873,374
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	2,810,236	2,810,236
Total Collateral for Securities Loaned (Cost $11,101,698)		11,101,698
Total Investments (Cost $349,805,817) — 102.8%		351,130,986
Liabilities in excess of other assets — (2.8)%		(9,661,864)
NET ASSETS — 100.00%		$341,469,122

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

See notes to financial statements.

34

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (99.1%)
Communication Services (14.2%):
Activision Blizzard, Inc.	47,160	$2,196,241
Alphabet, Inc., Class C (a)	10,471	10,843,872
Facebook, Inc., Class A (a)	59,640	7,818,208
InterActive Corp. (a)	27,190	4,976,858
Netflix, Inc. (a)	20,200	5,406,732
		31,241,911
Consumer Discretionary (19.6%):
Amazon.com, Inc. (a)	11,470	17,227,596
Chipotle Mexican Grill, Inc. (a)	11,450	4,943,996
Ferrari NV, ADR	35,200	3,500,288
Hilton Worldwide Holdings, Inc.	84,080	6,036,944
The Home Depot, Inc.	30,985	5,323,843
Tiffany & Co.	35,120	2,827,511
Vail Resorts, Inc.	15,410	3,248,736
		43,108,914
Consumer Staples (5.8%):
Keurig Dr Pepper, Inc.	195,390	5,009,800
Post Holdings, Inc. (a)	85,280	7,601,006
		12,610,806
Energy (1.1%):
EOG Resources, Inc.	26,775	2,335,048
Financials (4.2%):
SVB Financial Group (a)	12,270	2,330,318
The Progressive Corp.	114,470	6,905,975
		9,236,293
Health Care (17.3%):
BeiGene Ltd., ADR (a)	11,320	1,587,743
Bluebird Bio, Inc. (a) (b)	23,130	2,294,496
Edwards Lifesciences Corp. (a)	21,190	3,245,672
Eli Lilly & Co.	74,190	8,585,267
Illumina, Inc. (a)	21,020	6,304,529
Intuitive Surgical, Inc. (a)	8,630	4,133,080
Neurocrine Biosciences, Inc. (a)	29,870	2,133,017
Sage Therapeutics, Inc. (a)	15,410	1,476,124
UnitedHealth Group, Inc.	32,220	8,026,646
		37,786,574
Industrials (6.6%):
Parker-Hannifin Corp.	31,330	4,672,556
Roper Technologies, Inc.	11,040	2,942,381
The Boeing Co.	21,930	7,072,425
		14,687,362

See notes to financial statements.

35

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
IT Services (9.6%):
PayPal Holdings, Inc. (a)	84,390	$7,096,355
Visa, Inc., Class A	105,997	13,985,244
		21,081,599
Materials (4.3%):
DowDuPont, Inc.	70,630	3,777,292
Ecolab, Inc.	38,320	5,646,452
		9,423,744
Semiconductors & Semiconductor Equipment (3.6%):
Lam Research Corp.	18,870	2,569,528
Marvell Technology Group Ltd., ADR	157,360	2,547,658
Xilinx, Inc.	32,750	2,789,317
		7,906,503
Software (8.2%):
Salesforce.com, Inc. (a)	79,380	10,872,679
ServiceNow, Inc. (a)	39,660	7,061,463
		17,934,142
Technology Hardware, Storage & Peripherals (4.6%):
Apple, Inc.	64,297	10,142,209
Total Common Stocks (Cost $171,458,438)		217,495,105
Collateral for Securities Loaned^ (1.0%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	431,901	431,901
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	624,077	624,077
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	19,272	19,272
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	239,948	239,948
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	383,892	383,892
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	575,875	575,875
Total Collateral for Securities Loaned (Cost $2,274,965)		2,274,965
Total Investments (Cost $173,733,403) — 100.1%		219,770,070
Liabilities in excess of other assets — (0.1)%		(168,489)
NET ASSETS — 100.00%		$219,601,581

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

See notes to financial statements.

36

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (100.9%)
Biotechnology (29.7%):
Adverum Biotechnologies, Inc. (a)	102,010	$321,332
Aimmune Therapeutics, Inc. (a) (b)	65,260	1,561,019
Albireo Pharma, Inc. (a)	34,750	852,418
Allakos, Inc. (a) (b)	11,940	624,104
Alpine Immune Sciences, Inc. (a)	66,827	245,923
Amicus Therapeutics, Inc. (a) (b)	270,230	2,588,802
Apellis Pharmaceuticals, Inc. (a)	117,793	1,553,690
Aptinyx, Inc. (a)	44,960	743,638
Ascendis Pharma A/S, ADR (a)	10,670	668,476
Audentes Therapeutics, Inc. (a)	58,950	1,256,814
Autolus Therapeutics PLC, ADR (a) (b)	20,450	671,578
BeiGene Ltd., ADR (a) (b)	16,520	2,317,095
BioMarin Pharmaceutical, Inc. (a)	29,650	2,524,697
Bluebird Bio, Inc. (a) (b)	30,880	3,063,295
Blueprint Medicines Corp. (a)	23,950	1,291,145
Celyad SA, ADR (a) (b)	59,250	1,075,980
Chimerix, Inc. (a)	219,350	563,730
Crinetics Pharmaceuticals, Inc. (a) (b)	25,840	774,942
CRISPR Therapeutics AG, ADR (a) (b)	16,150	461,406
Cytomx Therapeutics, Inc. (a)	46,930	708,643
Editas Medicine, Inc. (a)	29,820	678,405
Eidos Therapeutics, Inc. (a) (b)	100,700	1,385,632
Equillium, Inc. (a)	82,180	670,589
Evlo Biosciences, Inc. (a) (b)	38,470	500,495
Fate Therapeutics, Inc. (a) (b)	198,400	2,545,471
Galapagos NV, ADR (a)	14,970	1,373,348
Gritstone Oncology, Inc. (a) (b)	35,530	548,939
Halozyme Therapeutics, Inc. (a)	53,410	781,388
Homology Medicines, Inc. (a) (b)	37,530	839,171
Immunomedics, Inc. (a) (b)	79,950	1,140,887
Invitae Corp. (a)	105,675	1,168,766
Iovance Biotherapeutics, Inc. (a) (b)	246,250	2,179,313
Kezar Life Sciences, Inc. (a) (b)	102,966	2,429,997
Kiniksa Pharmaceuticals Ltd., Class A (a) (b)	41,240	1,158,432
Kura Oncology, Inc. (a)	159,170	2,234,747
Ligand Pharmaceuticals, Inc., Class B (a)	6,870	932,259
Loxo Oncology, Inc. (a)	23,980	3,358,878
MacroGenics, Inc. (a) (b)	45,380	576,326
Madrigal Pharmaceuticals, Inc. (a) (b)	6,116	689,396
Neurocrine Biosciences, Inc. (a)	7,960	568,424
REGENXBIO, Inc. (a)	21,360	896,052
Replimune Group, Inc. (a)	54,370	543,700
Sage Therapeutics, Inc. (a)	24,230	2,320,991
Scholar Rock Holding Corp. (a) (b)	30,570	702,193
Surface Oncology, Inc. (a)	231,780	982,747
Tocagen, Inc. (a)	45,120	370,435
Twist Bioscience Corp. (a)	71,470	1,650,242
Veracyte, Inc. (a)	221,200	2,782,695

See notes to financial statements.

37

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Xencor, Inc. (a)	40,530	$1,465,565
		61,344,210
Communication Services (11.5%):
Activision Blizzard, Inc.	48,930	2,278,670
ANGI Homeservices, Inc., Class A (a) (b)	105,770	1,699,724
Boingo Wireless, Inc. (a) (b)	83,230	1,712,041
Facebook, Inc., Class A (a)	46,600	6,108,794
Match Group, Inc.	53,600	2,292,472
Netflix, Inc. (a)	14,390	3,851,627
Take-Two Interactive Software, Inc. (a)	21,990	2,263,651
Yelp, Inc. (a)	100,130	3,503,549
		23,710,528
Communications Equipment (3.5%):
Ciena Corp. (a)	53,170	1,802,995
Quantenna Communications, Inc. (a)	154,050	2,210,618
Viavi Solutions, Inc. (a)	317,340	3,189,266
		7,202,879
Consumer Discretionary (5.6%):
Amazon.com, Inc. (a)	5,780	8,681,387
Arco Platform Ltd., ADR, Class A (a)	54,150	1,197,798
Waitr Holdings, Inc. (a)	149,440	1,666,256
		11,545,441
Electronic Equipment, Instruments & Components (0.6%):
II-VI, Inc. (a)	37,120	1,204,915
Health Care Equipment & Supplies (1.2%):
Cryoport, Inc. (a) (b)	114,900	1,267,347
Quotient, Ltd. (a) (b)	200,000	1,224,000
		2,491,347
Health Care Technology (1.4%):
Veeva Systems, Inc. (a)	32,950	2,943,094
IT Services (3.2%):
GoDaddy, Inc., Class A (a)	48,670	3,193,725
Wix.com Ltd., ADR (a)	38,880	3,512,419
		6,706,144
Life Sciences Tools & Services (2.3%):
Codexis, Inc. (a) (b)	96,170	1,606,039
Illumina, Inc. (a)	7,500	2,249,475
Neogenomics, Inc. (a)	77,550	977,906
		4,833,420
Pharmaceuticals (2.2%):
Aclaris Therapeutics, Inc. (a)	34,015	251,371
Assembly Biosciences, Inc. (a)	46,310	1,047,532
GW Pharmaceuticals PLC, ADR (a)	16,120	1,569,927

See notes to financial statements.

38

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
KemPharm, Inc. (a)	118,410	$210,770
MyoKardia, Inc. (a)	27,390	1,338,275
		4,417,875
Semiconductors & Semiconductor Equipment (16.4%):
Advanced Micro Devices, Inc. (a)	58,980	1,088,771
Cohu, Inc. (b)	149,840	2,407,929
Cypress Semiconductor Corp. (b)	203,480	2,588,266
Lam Research Corp.	19,750	2,689,357
Lattice Semiconductor Corp. (a)	731,260	5,060,318
Marvell Technology Group Ltd., ADR	336,810	5,452,954
MaxLinear, Inc., Class A (a) (b)	127,300	2,240,480
Mellanox Technologies Ltd., ADR (a)	22,170	2,048,065
MKS Instruments, Inc.	27,090	1,750,285
Monolithic Power Systems, Inc.	21,170	2,461,013
Semtech Corp. (a)	53,180	2,439,367
Tower Semiconductor Ltd., ADR (a)	125,641	1,851,948
Ultra Clean Holdings, Inc. (a)	213,780	1,810,717
		33,889,470
Software (20.7%):
Cornerstone OnDemand, Inc. (a)	88,510	4,463,559
Coupa Software, Inc. (a)	41,620	2,616,233
Dropbox, Inc. (a)	120,680	2,465,492
LogMeIn, Inc.	24,630	2,009,069
Mindbody, Inc. (a) (b)	67,190	2,445,716
Nutanix, Inc., Class A (a)	92,890	3,863,295
Paycom Software, Inc. (a)	22,750	2,785,738
Proofpoint, Inc. (a)	30,409	2,548,578
RingCentral, Inc., Class A (a)	110,380	9,099,728
SendGrid, Inc. (a)	75,290	3,250,269
ServiceNow, Inc. (a)	13,180	2,346,699
The Ultimate Software Group, Inc. (a)	7,510	1,838,974
Zendesk, Inc. (a)	49,920	2,913,830
		42,647,180
Technology Hardware, Storage & Peripherals (2.6%):
Cray, Inc. (a)	147,400	3,182,366
Pure Storage, Inc. (a) (b)	129,900	2,088,792
		5,271,158
Total Common Stocks (Cost $176,641,176)		208,207,661

See notes to financial statements.

39

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Collateral for Securities Loaned^ (11.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	4,570,433	$4,570,433
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	6,604,055	6,604,055
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	203,935	203,935
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	2,539,157	2,539,157
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	4,062,398	4,062,398
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	6,093,978	6,093,978
Total Collateral for Securities Loaned (Cost $24,073,956)		24,073,956
Total Investments (Cost $200,715,132) — 112.6%		232,281,617
Liabilities in excess of other assets — (12.6)%		(25,933,540)
NET ASSETS — 100.00%		$206,348,077

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

40

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (99.4%)
Consumer Discretionary (16.1%):
Arco Platform Ltd., ADR, Class A (a)	16,843	$372,567
At Home Group, Inc. (a) (b)	23,550	439,443
Dave & Buster's Entertainment, Inc.	17,660	786,930
Dineequity, Inc.	14,220	957,575
Eldorado Resorts, Inc. (a) (b)	23,020	833,554
Grand Canyon Education, Inc. (a)	3,861	371,197
Monro Muffler Brake, Inc.	11,900	818,125
National Vision Holdings, Inc. (a)	20,154	567,738
Ollie's Bargain Outlet Holdings, Inc. (a)	9,271	616,614
Planet Fitness, Inc., Class A (a)	20,620	1,105,644
Red Rock Resorts, Inc., Class A (b)	21,752	441,783
Steven Madden Ltd.	24,059	728,025
Strategic Education, Inc.	3,500	396,970
Weight Watchers International, Inc. (a)	8,620	332,301
Wingstop, Inc. (b)	6,140	394,127
		9,162,593
Consumer Staples (4.3%):
Freshpet, Inc. (a) (b)	19,160	616,186
Nomad Foods Ltd., ADR (a)	64,720	1,082,118
Sprouts Farmers Markets, Inc. (a) (b)	31,730	745,972
		2,444,276
Electronic Equipment, Instruments & Components (1.7%):
II-VI, Inc. (a)	9,380	304,475
Littelfuse, Inc.	3,877	664,828
		969,303
Energy (2.1%):
Matador Resources Co. (a) (b)	12,110	188,068
Newpark Resources, Inc. (a) (b)	129,900	892,413
SRC Energy, Inc. (a)	25,900	121,730
		1,202,211
Financials (7.3%):
eHealth, Inc. (a)	16,460	632,393
Firstcash, Inc.	9,910	716,989
Green Dot Corp. (a)	11,850	942,312
Kemper Corp.	11,940	792,577
LendingTree, Inc. (a) (b)	2,120	465,488
Primerica, Inc.	3,580	349,802
Webster Financial Corp.	6,040	297,712
		4,197,273
Health Care (23.2%):
Aimmune Therapeutics, Inc. (a) (b)	17,780	425,298
Amicus Therapeutics, Inc. (a) (b)	55,544	532,112
Apellis Pharmaceuticals, Inc. (a)	24,260	319,989
Aptinyx, Inc. (a) (b)	12,159	201,110

See notes to financial statements.

41

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Assembly Biosciences, Inc. (a)	8,940	$202,223
Audentes Therapeutics, Inc. (a)	16,000	341,120
Bluebird Bio, Inc. (a) (b)	5,267	522,486
Blueprint Medicines Corp. (a)	9,078	489,395
Celyad SA, ADR (a) (b)	10,676	193,876
Cytomx Therapeutics, Inc. (a)	17,200	259,720
Equillium, Inc. (a)	22,428	183,012
Exact Sciences Corp. (a)	7,812	492,937
Fate Therapeutics, Inc. (a) (b)	19,900	255,317
Glaukos Corp. (a)	8,050	452,169
Globus Medical, Inc., Class A (a)	17,640	763,459
GW Pharmaceuticals PLC, ADR (a)	4,150	404,169
Hanger, Inc. (a)	20,570	389,802
HealthEquity, Inc. (a)	8,900	530,885
Immunomedics, Inc. (a) (b)	34,660	494,598
Insulet Corp. (a) (b)	7,800	618,696
Iovance Biotherapeutics, Inc. (a) (b)	55,621	492,246
Irhythm Technologies, Inc. (a)	4,090	284,173
Kura Oncology, Inc. (a)	29,670	416,567
Ligand Pharmaceuticals, Inc., Class B (a) (b)	4,597	623,813
Loxo Oncology, Inc. (a)	5,026	703,992
Masimo Corp. (a)	10,635	1,141,880
Penumbra, Inc. (a) (b)	3,740	457,028
Sage Therapeutics, Inc. (a)	4,027	385,746
Teladoc, Inc. (a) (b)	13,790	683,570
		13,261,388
Industrials (12.9%):
Advanced Disposal Services, Inc. (a)	27,200	651,168
Altra Industrial Motion Corp.	23,000	578,450
Axon Enterprise, Inc. (a)	17,097	747,994
Azul SA, ADR (a)	31,480	871,681
Harsco Corp. (a)	44,020	874,237
Kennametal, Inc.	31,470	1,047,321
Proto Labs, Inc. (a)	5,440	613,578
Saia, Inc. (a)	6,980	389,624
Simpson Manufacturing Co., Inc.	16,180	875,823
Siteone Landscape Supply, Inc. (a) (b)	14,110	779,860
		7,429,736
IT Services (9.0%):
Euronet Worldwide, Inc. (a)	14,517	1,486,251
Evo Payments, Inc. (a)	15,900	392,253
InterXion Holding NV, ADR (a)	18,914	1,024,382
WEX, Inc. (a)	2,106	294,966
Wix.com Ltd., ADR (a) (b)	13,240	1,196,102
WNS Holdings Ltd., ADR (a)	18,238	752,500
		5,146,454

See notes to financial statements.

42

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Materials (4.2%):
Allegheny Technologies, Inc. (a) (b)	40,460	$880,814
Ashland Global Holdings, Inc.	12,500	887,000
Ferro Corp. (a)	43,160	676,749
		2,444,563
Semiconductors & Semiconductor Equipment (4.0%):
Cypress Semiconductor Corp. (b)	20,200	256,944
MKS Instruments, Inc.	7,540	487,159
Monolithic Power Systems, Inc.	3,958	460,118
Silicon Laboratories, Inc. (a) (b)	6,040	476,012
Versum Materials, Inc.	22,810	632,294
		2,312,527
Software (13.8%):
Cornerstone OnDemand, Inc. (a)	24,912	1,256,312
Coupa Software, Inc. (a)	13,040	819,694
Envestnet, Inc. (a) (b)	14,460	711,287
Mindbody, Inc. (a)	32,570	1,185,548
Q2 Holdings, Inc. (a)	15,840	784,872
RingCentral, Inc., Class A (a)	20,779	1,713,020
SendGrid, Inc. (a)	33,010	1,425,042
		7,895,775
Technology Hardware, Storage & Peripherals (0.8%):
Pure Storage, Inc. (a)	30,090	483,847
Total Common Stocks (Cost $55,594,757)		56,949,946
Collateral for Securities Loaned^ (12.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	1,325,660	1,325,660
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	1,915,515	1,915,515
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	59,151	59,151
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	736,486	736,486
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	1,178,304	1,178,304
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	1,767,566	1,767,566
Total Collateral for Securities Loaned (Cost $6,982,682)		6,982,682
Total Investments (Cost $62,577,439) — 111.6%		63,932,628
Liabilities in excess of other assets — (11.6)%		(6,645,147)
NET ASSETS — 100.00%		$57,287,481

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

PLC — Public Limited Company
See notes to financial statements.

43

Victory Portfolios	Statements of Assets and Liabilities December 31, 2018
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
ASSETS:
Investments, at value (Cost $1,638,226,943, $231,349,991 and $349,805,817)	$1,763,722,323	(a)	$271,246,565	(b)	$351,130,986 (c)
Cash and cash equivalents	5,908,459		257		4,592,818
Interest and dividends receivable	684,597		128,974		163,155
Receivable for capital shares issued	21,830,228		323,225		673,541
Receivable for investments sold	49,260		1,644,850		—
Receivable from Adviser	146,863		43,528		93,468
Prepaid expenses	35,709		7,660		24,165
Total Assets	1,792,377,439		273,395,059		356,678,133
LIABILITIES:
Payables:
Collateral received on loaned securities	180,028,134		18,922,614		11,101,698
Affiliated interfund lending	—		1,239,000		—
Investments purchased	881,247		695,739		—
Capital shares redeemed	8,709,286		4,363,464		3,692,737
Accrued expenses and other payables:
Investment advisory fees	1,367,624		247,649		260,262
Administration fees	88,217		15,170		18,644
Custodian fees	42,762		4,191		4,806
Transfer agent fees	401,878		59,414		79,210
Chief Compliance Officer fees	1,277		226		270
Trustees' fees	1,388		233		221
12b-1 fees	60,652		25,411		16,125
Other accrued expenses	157,929		38,828		35,038
Total Liabilities	191,740,394		25,611,939		15,209,011
NET ASSETS:
Capital	1,496,775,366		192,537,769		353,778,934
Total distributable earnings/(loss)	103,861,679		55,245,351		(12,309,812)
Net Assets	$1,600,637,045		$247,783,120		$341,469,122
Net Assets
Class A Shares	$499,350,133		$94,393,211		$75,450,853
Class C Shares	13,601,533		31,753,961		18,072,379
Class R Shares	7,285,101		701,444		1,144,307
Class R6 Shares	113,288,133		238,612		3,793,140
Class Y Shares	967,112,145		120,695,892		243,008,443
Total	$1,600,637,045		$247,783,120		$341,469,122
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	8,170,975		3,259,606		3,780,736
Class C Shares	260,625		1,332,957		1,038,751
Class R Shares	130,388		29,033		62,480
Class R6 Shares	1,774,777		7,824		182,889
Class Y Shares	15,169,972		3,968,453		11,724,196
Total	25,506,737		8,597,873		16,789,052
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$61.11		$28.96		$19.96
Class C Shares (d)	52.19		23.82		17.40
Class R Shares	55.87		24.16		18.31
Class R6 Shares	63.83		30.50		20.74
Class Y Shares	63.75		30.41		20.73
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$64.84		$30.73		$21.18

(a)  Includes $175,964,919 of securities on loan.

(b)  Includes $18,600,698 of securities on loan.

(c)  Includes $11,047,085 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

44

Victory Portfolios	Statements of Assets and Liabilities December 31, 2018
	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
ASSETS:
Investments, at value (Cost $173,733,403, $200,715,132 and $62,577,439)	$219,770,070	(a)	$232,281,617	(b)	$63,932,628	(c)
Cash and cash equivalents	2,401,075		787,334		723,576
Interest and dividends receivable	79,438		78,966		24,805
Receivable for capital shares issued	136,939		265,998		103,744
Receivable for investments sold	—		9,417		1,243
Receivable from Adviser	47,586		4,424		4,963
Prepaid expenses	—		6,075		8,215
Total Assets	222,435,108		233,433,831		64,799,174
LIABILITIES:
Payables:
Collateral received on loaned securities	2,274,965		24,073,956		6,982,682
Investments purchased	—		—		31,957
Capital shares redeemed	321,631		2,721,114		422,993
Accrued expenses and other payables:
Investment advisory fees	143,689		184,102		38,191
Administration fees	11,751		11,268		3,124
Custodian fees	3,009		3,460		1,096
Transfer agent fees	23,791		43,063		8,645
Chief Compliance Officer fees	167		164		45
Trustees' fees	170		160		63
12b-1 fees	22,263		20,369		6,279
Other accrued expenses	32,091		28,098		16,618
Total Liabilities	2,833,527		27,085,754		7,511,693
NET ASSETS:
Capital	174,194,742		176,233,516		51,985,447
Total distributable earnings/(loss)	45,406,839		30,114,561		5,302,034
Net Assets	$219,601,581		$206,348,077		$57,287,481
Net Assets
Class A Shares	$188,220,168		$140,389,286		$51,619,117
Class C Shares	4,409,172		11,857,392		615,591
Class R Shares	515,584		706,626		2,302,623
Class Y Shares	26,456,657		53,394,773		2,750,150
Total	$219,601,581		$206,348,077		$57,287,481
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	11,477,249		7,655,235		3,979,521
Class C Shares	320,669		823,262		139,840
Class R Shares	34,361		44,996		223,026
Class Y Shares	1,552,562		2,707,824		207,003
Total	13,384,841		11,231,317		4,549,390
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$16.40		$18.34		$12.97
Class C Shares (d)	13.75		14.40		4.40
Class R Shares	15.00		15.70		10.32
Class Y Shares	17.04		19.72		13.29
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$17.40		$19.46		$13.76

(a)  Includes $2,271,482 of securities on loan.

(b)  Includes $23,911,417 of securities on loan.

(c)  Includes $6,967,455 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

45

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2018
	Victory RS Small Cap Growth Fund	Victory RS Select Growth Fund	Victory RS Mid Cap Growth Fund
Investment Income:
Dividends	$6,683,264	$1,956,715	$2,400,739
Interest	695,682	90,450	79,840
Securities lending (net of fees)	1,534,738	91,079	51,472
Total Income	8,913,684	2,138,244	2,532,051
Expenses:
Investment advisory fees	18,523,660	3,935,176	3,176,341
Administration fees	1,172,517	236,115	224,490
12b-1 fees — Class A Shares	1,566,643	356,454	247,221
12b-1 fees — Class C Shares	158,024	490,407	224,652
12b-1 fees — Class R Shares	46,514	4,990	8,071
Custodian fees	130,977	18,016	18,166
Transfer agent fees	124,366	36,719	26,473
Transfer agent fees — Class A Shares	891,708	185,124	124,786
Transfer agent fees — Class C Shares	16,561	51,224	20,564
Transfer agent fees — Class R Shares	14,069	4,380	4,247
Transfer agent fees — Class R6 Shares	6,549	76	120
Transfer agent fees — Class Y Shares	1,186,653	187,424	193,762
Trustees' fees	149,917	33,851	30,610
Chief Compliance Officer fees	14,549	3,028	2,849
Legal and audit fees	155,220	36,629	32,418
State registration and filing fees	135,821	75,590	84,332
Interest expense on interfund lending	5,023	3,593	10,737
Other expenses	188,915	46,476	43,358
Total Expenses	24,487,686	5,705,272	4,473,197
Expenses waived/reimbursed by Adviser	(578,670)	(334,454)	(394,372)
Net Expenses	23,909,016	5,370,818	4,078,825
Net Investment Income (Loss)	(14,995,332)	(3,232,574)	(1,546,774)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	252,184,350	77,904,223	40,686,227
Net change in unrealized appreciation/depreciation on investments	(419,205,443)	(91,949,344)	(75,203,742)
Net realized/unrealized gains (losses) on investments	(167,021,093)	(14,045,121)	(34,517,515)
Change in net assets resulting from operations	$(182,016,425)	$(17,277,695)	$(36,064,289)

See notes to financial statements.

46

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2018
	Victory RS Growth Fund	Victory RS Science and Technology Fund	Victory RS Small Cap Equity Fund
Investment Income:
Dividends	$2,070,599	$418,455	$253,463
Interest	78,405	106,895	20,086
Securities lending (net of fees)	9,262	350,939	47,310
Total Income	2,158,266	876,289	320,859
Expenses:
Investment advisory fees	1,967,210	2,341,484	552,798
Administration fees	157,771	141,438	44,786
12b-1 fees — Class A Shares	559,336	413,866	168,265
12b-1 fees — Class C Shares	64,811	127,604	4,826
12b-1 fees — Class R Shares	4,311	8,743	17,995
Custodian fees	11,413	13,218	4,709
Transfer agent fees	16,929	9,373	3,833
Transfer agent fees — Class A Shares	183,656	167,715	47,433
Transfer agent fees — Class C Shares	5,747	9,934	331
Transfer agent fees — Class R Shares	2,544	4,414	6,633
Transfer agent fees — Class Y Shares	20,878	60,149	1,656
Trustees' fees	21,221	17,890	6,432
Chief Compliance Officer fees	1,980	1,736	557
Legal and audit fees	28,455	26,398	15,444
State registration and filing fees	68,533	70,251	56,250
Interest expense on line of credit	70	—	—
Interest expense on interfund lending	24	2,375	13
Other expenses	27,269	39,135	12,426
Recoupment of prior expenses waived/ reimbursed by Adviser	—	6,758	—
Total Expenses	3,142,158	3,462,481	944,387
Expenses waived/reimbursed by Adviser	(283,325)	(25,649)	(28,246)
Net Expenses	2,858,833	3,436,832	916,141
Net Investment Income (Loss)	(700,567)	(2,560,543)	(595,282)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	28,910,507	29,219,309	14,361,115
Net change in unrealized appreciation/depreciation on investments	(43,461,446)	(35,986,495)	(18,554,821)
Net realized/unrealized gains (losses) on investments	(14,550,939)	(6,767,186)	(4,193,706)
Change in net assets resulting from operations	$(15,251,506)	$(9,327,729)	$(4,788,988)

See notes to financial statements.

47

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$(14,995,332)	$(15,059,481)	$(3,232,574)	$(3,994,055)	$(1,546,774)	$(1,594,930)
Net realized gains (losses) from investment transactions	252,184,350	475,862,680	77,904,223	71,609,721	40,686,227	31,949,511
Net change in unrealized appreciation/ depreciation on investments	(419,205,443)	140,791,987	(91,949,344)	9,320,604	(75,203,742)	52,556,387
Change in net assets resulting from operations	(182,016,425)	601,595,186	(17,277,695)	76,936,270	(36,064,289)	82,910,968
Distributions to Shareholders: (a)
Class A Shares	(86,181,961)	(51,979,281)	(32,610,434)	(19,166,693)	(12,442,159)	—
Class C Shares	(2,657,586)	(1,398,397)	(13,368,504)	(7,474,242)	(3,176,582)	—
Class R Shares	(1,376,192)	(690,275)	(276,329)	(181,019)	(212,737)	—
Class R6 Shares	(14,758,716)	(662,464)	(72,946)	(18,825)	(572,379)	—
Class Y Shares	(169,651,115)	(139,921,555)	(42,950,796)	(31,006,290)	(38,217,832)	—
From return of capital:
Class A Shares	—	—	—	—	(467,768)	—
Class C Shares	—	—	—	—	(119,425)	—
Class R Shares	—	—	—	—	(7,998)	—
Class R6 Shares	—	—	—	—	(21,519)	—
Class Y Shares	—	—	—	—	(1,436,814)	—
Change in net assets resulting from distributions to shareholders	(274,625,570)	(194,651,972)	(89,279,009)	(57,847,069)	(56,675,213)	—
Change in net assets resulting from capital transactions	353,743,296	(582,607,616)	(90,253,951)	(98,622,177)	(11,193,976)	(63,665,136)
Change in net assets	(102,898,699)	(175,664,402)	(196,810,655)	(79,532,976)	(103,933,478)	19,245,832
Net Assets:
Beginning of period	1,703,535,744	1,879,200,146	444,593,775	524,126,751	445,402,600	426,156,768
End of period	$1,600,637,045	$1,703,535,744	$247,783,120	$444,593,775	$341,469,122	$445,402,600

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

(continues on next page)

See notes to financial statements.

48

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$105,278,656	$68,607,881	$14,046,816	$12,794,002	$8,751,587	$27,239,168
Distributions reinvested	82,149,195	49,372,130	31,279,068	18,348,046	12,442,557	—
Cost of shares redeemed	(126,357,303)	(134,202,144)	(58,561,445)	(60,178,865)	(35,922,137)	(185,499,130)
Total Class A Shares	$61,070,548	$(16,222,133)	$(13,235,561)	$(29,036,817)	$(14,727,993)	$(158,259,962)
Class C Shares
Proceeds from shares issued	$8,087,931	$1,033,799	$3,457,448	$2,757,248	$2,830,669	$2,068,738
Distributions reinvested	2,345,566	1,201,107	12,670,417	6,949,911	2,550,620	—
Cost of shares redeemed	(5,957,121)	(4,271,975)	(19,496,179)	(23,560,380)	(5,849,733)	(7,732,712)
Total Class C Shares	$4,476,376	$(2,037,069)	$(3,368,314)	$(13,853,221)	$(468,444)	$(5,663,974)
Class R Shares
Proceeds from shares issued	$6,973,887	$2,364,474	$461,702	$515,966	$266,779	$199,723
Distributions reinvested	1,376,192	690,275	123,655	71,655	220,735	—
Cost of shares redeemed	(6,397,173)	(1,984,120)	(577,116)	(1,046,651)	(708,430)	(288,199)
Total Class R Shares	$1,952,906	$1,070,629	$8,241	$(459,030)	$(220,916)	$(88,476)
Class R6 Shares
Proceeds from shares issued	$124,843,919	$25,546,617	$117,936	$88,323	$2,219,318	$1,802,840
Distributions reinvested	14,369,574	662,464	72,946	18,825	593,898	—
Cost of shares redeemed	(19,320,964)	(1,185,236)	(1,210)	—	(99,947)	(9,180)
Total Class R6 Shares	$119,892,529	$25,023,845	$189,672	$107,148	$2,713,269	$1,793,660
Class Y Shares
Proceeds from shares issued	$416,879,341	$355,563,216	$28,684,557	$42,855,011	$227,492,113	$177,263,802
Distributions reinvested	148,024,895	134,559,639	39,382,125	28,405,490	38,045,473	—
Cost of shares redeemed	(398,553,299)	(1,080,565,743)	(141,914,671)	(126,640,758)	(264,027,478)	(78,710,186)
Total Class Y Shares	$166,350,937	$(590,442,888)	$(73,847,989)	$(55,380,257)	$1,510,108	$98,553,616
Change in net assets resulting from capital transactions	$353,743,296	$(582,607,616)	$(90,253,951)	$(98,622,177)	$(11,193,976)	$(63,665,136)

(continues on next page)

See notes to financial statements.

49

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Share Transactions:
Class A Shares
Issued	$1,200,807	$898,907	$302,025	$266,308	$348,050	$1,178,614
Reinvested	1,356,269	649,625	1,097,126	396,800	629,047	—
Redeemed	(1,490,844)	(1,811,083)	(1,344,789)	(1,250,714)	(1,397,550)	(7,817,745)
Total Class A Shares	1,066,232	(262,551)	54,362	(587,606)	(420,453)	(6,639,131)
Class C Shares
Issued	110,706	15,059	96,266	63,931	145,805	98,514
Reinvested	45,334	17,778	540,086	169,510	147,862	—
Redeemed	(85,559)	(63,729)	(558,364)	(539,624)	(256,898)	(366,911)
Total Class C Shares	70,481	(30,892)	77,988	(306,183)	36,769	(268,397)
Class R Shares
Issued	82,863	33,057	13,459	11,914	10,366	9,093
Reinvested	24,845	9,692	5,198	1,737	12,162	—
Redeemed	(79,211)	(28,013)	(14,324)	(24,059)	(29,842)	(13,262)
Total Class R Shares	28,497	14,736	4,333	(10,408)	(7,314)	(4,169)
Class R6 Shares
Issued	1,459,295	311,689	2,231	1,687	77,219	77,929
Reinvested	227,151	7,921	2,430	394	28,900	—
Redeemed	(217,059)	(14,220)	(24)	—	(3,537)	(371)
Total Class R6 Shares	1,469,387	305,390	4,637	2,081	102,582	77,558
Class Y Shares
Issued	4,671,397	4,621,156	606,709	870,381	8,077,236	7,235,933
Reinvested	2,342,907	1,731,408	1,315,368	595,628	1,852,263	—
Redeemed	(4,774,238)	(13,989,414)	(3,107,726)	(2,551,259)	(9,888,828)	(3,267,979)
Total Class Y Shares	2,240,066	(7,636,850)	(1,185,649)	(1,085,250)	40,671	3,967,954
Change in Shares	4,874,663	(7,610,167)	(1,044,329)	(1,987,366)	(247,745)	(2,866,185)

See notes to financial statements.

50

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$(700,567)	$(226,537)	$(2,560,543)	$(2,010,100)	$(595,282)	$(568,164)
Net realized gains (losses) from investment transactions	28,910,507	21,223,743	29,219,309	30,267,179	14,361,115	11,338,570
Net change in unrealized appreciation/ depreciation on investments	(43,461,446)	45,536,185	(35,986,495)	32,448,835	(18,554,821)	9,907,721
Change in net assets resulting from operations	(15,251,506)	66,533,391	(9,327,729)	60,705,914	(4,788,988)	20,678,127
Distributions to Shareholders: (a)
Class A Shares	(27,566,639)	(10,776,472)	(20,359,029)	(21,685,805)	(13,226,281)	(3,143,304)
Class C Shares	(842,729)	(392,949)	(2,120,416)	(2,079,352)	(209,470)	(47,723)
Class R Shares	(107,275)	(43,485)	(192,779)	(278,523)	(780,300)	(187,965)
Class Y Shares	(3,780,962)	(1,451,934)	(7,184,754)	(4,622,430)	(533,247)	(302,697)
Change in net assets resulting from distributions to shareholders	(32,297,605)	(12,664,840)	(29,856,978)	(28,666,110)	(14,749,298)	(3,681,689)
Change in net assets resulting from capital transactions	10,800,103	(22,086,756)	53,948,216	23,443,993	999,823	1,556,442
Change in net assets	(36,749,008)	31,781,795	14,763,509	55,483,797	(18,538,463)	18,552,880
Net Assets:
Beginning of period	256,350,589	224,568,794	191,584,568	136,100,771	75,825,944	57,273,064
End of period	$219,601,581	$256,350,589	$206,348,077	$191,584,568	$57,287,481	$75,825,944

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

51

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$6,647,316	$6,079,169	$45,799,664	$20,793,071	$2,996,513	$3,700,782
Distributions reinvested	26,853,288	10,508,652	19,428,046	21,027,140	13,049,204	3,104,349
Cost of shares redeemed	(22,877,989)	(34,048,087)	(47,927,603)	(25,387,510)	(12,380,756)	(8,905,490)
Total Class A Shares	$10,622,615	$(17,460,266)	$17,300,107	$16,432,701	$3,664,961	$(2,100,359)
Class C Shares
Proceeds from shares issued	$890,775	$744,039	$3,866,344	$946,759	$528,709	$45,855
Distributions reinvested	689,704	322,627	1,929,817	1,841,237	209,470	47,051
Cost of shares redeemed	(2,955,385)	(4,271,007)	(3,343,244)	(3,300,552)	(395,878)	(65,480)
Total Class C Shares	$(1,374,906)	$(3,204,341)	$2,452,917	$(512,556)	$342,301	$27,426
Class R Shares
Proceeds from shares issued	$160,857	$199,868	$227,735	$231,685	$378,935	$403,870
Distributions reinvested	107,275	43,485	192,779	278,523	780,300	187,965
Cost of shares redeemed	(421,435)	(687,634)	(1,256,857)	(501,293)	(1,202,751)	(1,007,770)
Total Class R Shares	$(153,303)	$(444,281)	$(836,343)	$8,915	$(43,516)	$(415,935)
Class Y Shares
Proceeds from shares issued	$3,514,242	$7,534,466	$67,459,196	$13,145,394	$1,935,138	$4,530,016
Distributions reinvested	3,588,161	1,315,590	6,895,347	4,113,118	530,782	287,256
Cost of shares redeemed	(5,396,706)	(9,827,924)	(39,323,008)	(9,743,579)	(5,429,843)	(771,962)
Total Class Y Shares	$1,705,697	$(977,868)	$35,031,535	$7,514,933	$(2,963,923)	$4,045,310
Change in net assets resulting from capital transactions	$10,800,103	$(22,086,756)	$53,948,216	$23,443,993	$999,823	$1,556,442

(continues on next page)

See notes to financial statements.

52

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Share Transactions:
Class A Shares
Issued	310,179	318,962	1,863,602	966,693	147,464	215,116
Reinvested	1,650,479	508,155	1,077,540	983,956	1,016,293	164,338
Redeemed	(1,077,534)	(1,782,555)	(2,057,895)	(1,184,710)	(654,258)	(522,845)
Total Class A Shares	883,124	(955,438)	883,247	765,939	509,499	(143,391)
Class C Shares
Issued	53,479	43,982	206,957	51,487	77,353	5,111
Reinvested	50,531	17,963	136,190	104,794	48,044	4,891
Redeemed	(172,906)	(257,070)	(187,012)	(179,801)	(40,999)	(7,470)
Total Class C Shares	(68,896)	(195,125)	156,135	(23,520)	84,398	2,532
Class R Shares
Issued	7,993	11,331	10,724	12,309	22,190	28,179
Reinvested	7,205	2,253	12,486	14,799	76,350	11,682
Redeemed	(24,044)	(38,454)	(67,986)	(25,622)	(85,841)	(67,107)
Total Class R Shares	(8,846)	(24,870)	(44,776)	1,486	12,699	(27,246)
Class Y Shares
Issued	161,376	399,493	2,542,760	597,609	109,862	238,255
Reinvested	212,192	61,736	355,614	181,275	40,364	14,953
Redeemed	(248,627)	(521,271)	(1,590,202)	(431,893)	(276,436)	(45,406)
Total Class Y Shares	124,941	(60,042)	1,308,172	346,991	(126,210)	207,802
Change in Shares	930,323	(1,235,475)	2,302,778	1,090,896	480,386	39,697

See notes to financial statements.

53

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$80.96	$65.31	$64.73	$65.53	$63.68
Investment Activities:
Net investment income (loss) (a)	(0.83)	(0.75)	(0.55)	(0.74)	(0.71)
Net realized and unrealized gains (losses) on investments	(6.54)	24.13	1.13	0.80	6.64
Total from Investment Activities	(7.37)	23.38	0.58	0.06	5.93
Distributions to Shareholders:
Net investment income	—	—	—	—	(0.57)
Net realized gains from investments	(12.48)	(7.73)	—	(0.86)	(3.51)
Total Distributions to Shareholders	(12.48)	(7.73)	—	(0.86)	(4.08)
Net Asset Value, End of Period	$61.11	$80.96	$65.31	$64.73	$65.53
Total Return (excludes sales charge)	(8.97)%	36.86%	0.90%	0.08%	9.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$499,350	$575,227	$481,125	$767,304	$618,656
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.38%
Ratio of net investment income (loss) to average net assets	(0.94)%	(1.00)%	(0.92)%	(1.07)%	(1.12)%
Ratio of gross expenses to average net assets (b)	1.45%	1.44%	1.45%	1.41%	1.42%
Portfolio turnover (c)	86%	107%	91%	94%	104%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

54

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$71.70	$58.97	$58.90	$60.15	$58.84
Investment Activities:
Net investment income (loss) (a)	(1.31)	(1.18)	(0.90)	(1.15)	(1.09)
Net realized and unrealized gains (losses) on investments	(5.72)	21.64	0.97	0.76	6.08
Total from Investment Activities	(7.03)	20.46	0.07	(0.39)	4.99
Distributions to Shareholders:
Net investment income	—	—	—	—	(0.17)
Net realized gains from investments	(12.48)	(7.73)	—	(0.86)	(3.51)
Total Distributions to Shareholders	(12.48)	(7.73)	—	(0.86)	(3.68)
Net Asset Value, End of Period	$52.19	$71.70	$58.97	$58.90	$60.15
Total Return (excludes contingent deferred sales charge)	(9.66)%	35.84%	0.12%	(0.67)%	8.52%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,602	$13,633	$13,035	$20,878	$11,792
Ratio of net expenses to average net assets	2.16%	2.16%	2.16%	2.16%	2.15%
Ratio of net investment income (loss) to average net assets	(1.71)%	(1.75)%	(1.67)%	(1.67)%	(1.88)%
Ratio of gross expenses to average net assets (b)	2.26%	2.23%	2.22%	2.22%	2.29%
Portfolio turnover (c)	86%	107%	91%	94%	104%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

55

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$75.55	$61.63	$61.27	$62.28	$60.77
Investment Activities:
Net investment income (loss) (a)	(1.15)	(1.04)	(0.68)	(0.93)	(0.94)
Net realized and unrealized gains (losses) on investments	(6.05)	22.69	1.04	0.78	6.29
Total from Investment Activities	(7.20)	21.65	0.36	(0.15)	5.35
Distributions to Shareholders:
Net investment income	—	—	—	—	(0.33)
Net realized gains from investments	(12.48)	(7.73)	—	(0.86)	(3.51)
Total Distributions to Shareholders	(12.48)	(7.73)	—	(0.86)	(3.84)
Net Asset Value, End of Period	$55.87	$75.55	$61.63	$61.27	$62.28
Total Return	(9.39)%	36.24%	0.59%	(0.26)%	8.86%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,285	$7,698	$5,371	$5,241	$2,621
Ratio of net expenses to average net assets	1.86%	1.86%	1.70%	1.75%	1.84%
Ratio of net investment income (loss) to average net assets	(1.40)%	(1.46)%	(1.20)%	(1.41)%	(1.58)%
Ratio of gross expenses to average net assets (b)	1.87%	1.94%	1.70%	1.75%	1.88%
Portfolio turnover (c)	86%	107%	91%	94%	104%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

56

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class R6 Shares
	Year Ended December 31, 2018	Period Ended December 31, 2017(a)
Net Asset Value, Beginning of Period	$83.67	$79.23
Investment Activities:
Net investment income (loss) (b)	(0.58)	(0.41)
Net realized and unrealized gains (losses) on investments	(6.78)	12.58
Total from Investment Activities	(7.36)	12.17
Distributions to Shareholders:
Net realized gains from investments	(12.48)	(7.73)
Total Distributions to Shareholders	(12.48)	(7.73)
Net Asset Value, End of Period	$63.83	$83.67
Total Return (c)	(8.66)%	16.23%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$113,288	$25,551
Ratio of net expenses to average net assets (d)	1.06%	1.06%
Ratio of net investment income (loss) to average net assets (d)	(0.64)%	(1.03)%
Ratio of gross expenses to average net assets (d) (e)	1.10%	1.41%
Portfolio turnover (c) (f)	86%	107%

(a)  Class R6 Shares commenced operations on July 12, 2017.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

57

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$83.64	$67.08	$66.32	$67.04	$65.06
Investment Activities:
Net investment income (loss) (a)	(0.61)	(0.53)	(0.39)	(0.56)	(0.54)
Net realized and unrealized gains (losses) on investments	(6.80)	24.82	1.16	0.81	6.79
Total from Investment Activities	(7.41)	24.29	0.77	0.25	6.25
Distributions to Shareholders:
Net investment income	—	—	(0.01)	(0.11)	(0.76)
Net realized gains from investments	(12.48)	(7.73)	—	(0.86)	(3.51)
Total Distributions to Shareholders	(12.48)	(7.73)	(0.01)	(0.97)	(4.27)
Net Asset Value, End of Period	$63.75	$83.64	$67.08	$66.32	$67.04
Total Return	(8.72)%	37.23%	1.16%	0.36%	9.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$967,112	$1,081,427	$1,379,669	$1,576,927	$504,974
Ratio of net expenses to average net assets	1.13%	1.13%	1.13%	1.13%	1.11%
Ratio of net investment income (loss) to average net assets	(0.67)%	(0.68)%	(0.64)%	(0.79)%	(0.84)%
Ratio of gross expenses to average net assets (b)	1.15%	1.17%	1.21%	1.18%	1.13%
Portfolio turnover (c)	86%	107%	91%	94%	104%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$46.03	$45.04	$43.54	$47.80	$49.57
Investment Activities:
Net investment income (loss) (a)	(0.42)	(0.43)	(0.32)	(0.41)	(0.52)
Net realized and unrealized gains (losses) on investments	(3.12)	8.16	3.30	0.24	1.08
Total from Investment Activities	(3.54)	7.73	2.98	(0.17)	0.56
Distributions to Shareholders:
Net realized gains from investments	(13.53)	(6.74)	(1.48)	(4.09)	(2.33)
Total Distributions to Shareholders	(13.53)	(6.74)	(1.48)	(4.09)	(2.33)
Net Asset Value, End of Period	$28.96	$46.03	$45.04	$43.54	$47.80
Total Return (excludes sales charge)	(7.23)%	17.10%	6.85%	(0.38)%	1.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$94,393	$147,531	$170,825	$238	$284,499
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.38%
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.88)%	(0.74)%	(0.84)%	(1.08)%
Ratio of gross expenses to average net assets (b)	1.50%	1.49%	1.47%	1.44%	1.43%
Portfolio turnover (c)	79%	69%	89%	86%	96%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

59

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$40.80	$40.89	$39.97	$44.57	$46.73
Investment Activities:
Net investment income (loss) (a)	(0.70)	(0.73)	(0.60)	(0.74)	(0.83)
Net realized and unrealized gains (losses) on investments	(2.75)	7.38	3.00	0.23	1.00
Total from Investment Activities	(3.45)	6.65	2.40	(0.51)	0.17
Distributions to Shareholders:
Net realized gains from investments	(13.53)	(6.74)	(1.48)	(4.09)	(2.33)
Total Distributions to Shareholders	(13.53)	(6.74)	(1.48)	(4.09)	(2.33)
Net Asset Value, End of Period	$23.82	$40.80	$40.89	$39.97	$44.57
Total Return (excludes contingent deferred sales charge)	(7.98)%	16.19%	6.04%	(1.17)%	0.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$31,754	$51,208	$63,841	$83	$86,025
Ratio of net expenses to average net assets	2.18%	2.18%	2.18%	2.18%	2.16%
Ratio of net investment income (loss) to average net assets	(1.64)%	(1.66)%	(1.52)%	(1.62)%	(1.85)%
Ratio of gross expenses to average net assets (b)	2.25%	2.24%	2.23%	2.20%	2.25%
Portfolio turnover (c)	79%	69%	89%	86%	96%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

60

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$41.06	$41.00	$39.93	$44.40	$46.38
Investment Activities:
Net investment income (loss) (a)	(0.59)	(0.61)	(0.46)	(0.59)	(0.71)
Net realized and unrealized gains (losses) on investments	(2.78)	7.41	3.01	0.21	1.06
Total from Investment Activities	(3.37)	6.80	2.55	(0.38)	—
Distributions to Shareholders:
Net realized gains from investments	(13.53)	(6.74)	(1.48)	(4.09)	(2.33)
Total Distributions to Shareholders	(13.53)	(6.74)	(1.48)	(4.09)	(2.33)
Net Asset Value, End of Period	$24.16	$41.06	$41.00	$39.93	$44.40
Total Return	(7.70)%	16.51%	6.39%	(0.88)%	0.78%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$701	$1,014	$1,440	$2	$1,239
Ratio of net expenses to average net assets	1.91%	1.91%	1.82%	1.90%	1.89%
Ratio of net investment income (loss) to average net assets	(1.38)%	(1.39)%	(1.17)%	(1.30)%	(1.57)%
Ratio of gross expenses to average net assets (b)	3.60%	2.90%	1.82%	1.90%	1.97%
Portfolio turnover (c)	79%	69%	89%	86%	96%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

61

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class R6 Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016(a)
Net Asset Value, Beginning of Period	$47.53	$46.16	$46.65
Investment Activities:
Net investment income (loss) (b)	(0.29)	(0.28)	(0.03)
Net realized and unrealized gains (losses) on investments	(3.21)	8.39	1.02
Total from Investment Activities	(3.50)	8.11	0.99
Distributions to Shareholders:
Net realized gains from investments	(13.53)	(6.74)	(1.48)
Total Distributions to Shareholders	(13.53)	(6.74)	(1.48)
Net Asset Value, End of Period	$30.50	$47.53	$46.16
Total Return (c)	(6.92)%	17.48%	2.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$239	$151	$51
Ratio of net expenses to average net assets (d)	1.06%	1.06%	1.06%
Ratio of net investment income (loss) to average net assets (d)	(0.59)%	(0.55)%	(0.43)%
Ratio of gross expenses to average net assets (d) (e)	6.33%	27.47%	26.37%
Portfolio turnover (c) (f)	79%	69%	89%

(a)  Class R6 Shares commenced operations on November 15, 2016.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

62

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$47.47	$46.15	$44.47	$48.61	$50.24
Investment Activities:
Net investment income (loss) (a)	(0.30)	(0.31)	(0.21)	(0.29)	(0.39)
Net realized and unrealized gains (losses) on investments	(3.23)	8.37	3.37	0.24	1.09
Total from Investment Activities	(3.53)	8.06	3.16	(0.05)	0.70
Distributions to Shareholders:
Net realized gains from investments	(13.53)	(6.74)	(1.48)	(4.09)	(2.33)
Total Distributions to Shareholders	(13.53)	(6.74)	(1.48)	(4.09)	(2.33)
Net Asset Value, End of Period	$30.41	$47.47	$46.15	$44.47	$48.61
Total Return	(7.02)%	17.40%	7.13%	(0.12)%	1.42%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$120,696	$244,689	$287,970	$403	$474,596
Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.14%	1.12%
Ratio of net investment income (loss) to average net assets	(0.59)%	(0.62)%	(0.49)%	(0.58)%	(0.81)%
Ratio of gross expenses to average net assets (b)	1.21%	1.20%	1.20%	1.18%	1.18%
Portfolio turnover (c)	79%	69%	89%	86%	96%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

63

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$25.77	$21.32	$20.29	$20.14	$18.83
Investment Activities:
Net investment income (loss) (a)	(0.14)	(0.10)	(0.07)	(0.08)	(0.15)
Net realized and unrealized gains (losses) on investments	(1.79)	4.55	1.10	0.23	1.46
Total from Investment Activities	(1.93)	4.45	1.03	0.15	1.31
Distributions to Shareholders:
Net realized gains from investments	(3.00)	—	—	—	—
Return of capital	(0.88)	—	—	—	—
Total Distributions to Shareholders	(3.88)	—	—	—	—
Net Asset Value, End of Period	$19.96	$25.77	$21.32	$20.29	$20.14
Total Return (excludes sales charge)	(7.37)%	20.87%	5.08%	0.74%	6.96%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$75,451	$108,271	$231,056	$196,437	$104,407
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.23%	1.29%
Ratio of net investment income (loss) to average net assets	(0.53)%	(0.44)%	(0.35)%	(0.39)%	(0.81)%
Ratio of gross expenses to average net assets (b)	1.34%	1.29%	1.27%	1.31%	1.38%
Portfolio turnover (c)	126%	86%	138%	120%	154%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

64

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$23.22	$19.38	$18.61	$18.64	$17.56
Investment Activities:
Net investment income (loss) (a)	(0.35)	(0.28)	(0.23)	(0.25)	(0.28)
Net realized and unrealized gains (losses) on investments	(1.59)	4.12	1.00	0.22	1.36
Total from Investment Activities	(1.94)	3.84	0.77	(0.03)	1.08
Distributions to Shareholders:
Net realized gains from investments	(3.65)	—	—	—	—
Return of capital	(0.23)	—	—	—	—
Total Distributions to Shareholders	(3.88)	—	—	—	—
Net Asset Value, End of Period	$17.40	$23.22	$19.38	$18.61	$18.64
Total Return (excludes contingent deferred sales charge)	(8.23)%	19.81%	4.14%	(0.16)%	6.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,072	$23,264	$24,618	$26,793	$13,040
Ratio of net expenses to average net assets	2.11%	2.10%	2.11%	2.11%	2.10%
Ratio of net investment income (loss) to average net assets	(1.44)%	(1.33)%	(1.25)%	(1.30)%	(1.61)%
Ratio of gross expenses to average net assets (b)	2.12%	2.10%	2.11%	2.11%	2.22%
Portfolio turnover (c)	126%	86%	138%	120%	154%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

65

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$24.14	$20.09	$19.22	$19.18	$18.01
Investment Activities:
Net investment income (loss) (a)	(0.29)	(0.23)	(0.16)	(0.18)	(0.24)
Net realized and unrealized gains (losses) on investments	(1.66)	4.28	1.03	0.22	1.41
Total from Investment Activities	(1.95)	4.05	0.87	0.04	1.17
Distributions to Shareholders:
Net realized gains from investments	(3.86)	—	—	—	—
Return of capital	(0.02)	—	—	—	—
Total Distributions to Shareholders	(3.88)	—	—	—	—
Net Asset Value, End of Period	$18.31	$24.14	$20.09	$19.22	$19.18
Total Return	(7.99)%	20.21%	4.53%	0.21%	6.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,144	$1,685	$1,486	$1,740	$1,681
Ratio of net expenses to average net assets	1.80%	1.80%	1.69%	1.74%	1.79%
Ratio of net investment income (loss) to average net assets	(1.13)%	(1.03)%	(0.84)%	(0.93)%	(1.31)%
Ratio of gross expenses to average net assets (b)	2.68%	2.43%	1.69%	1.74%	1.85%
Portfolio turnover (c)	126%	86%	138%	120%	154%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

66

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class R6 Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016(a)
Net Asset Value, Beginning of Period	$26.55	$21.90	$21.30
Investment Activities:
Net investment income (loss) (b)	(0.07)	(0.04)	— (c)
Net realized and unrealized gains (losses) on investments	(1.86)	4.69	0.60
Total from Investment Activities	(1.93)	4.65	0.60
Distributions to Shareholders:
Net realized gains from investments	(3.84)	—	—
Return of capital	(0.04)	—	—
Total Distributions to Shareholders	(3.88)	—	—
Net Asset Value, End of Period	$20.74	$26.55	$21.90
Total Return (d)	(7.15)%	21.23%	2.82%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,793	$2,132	$60
Ratio of net expenses to average net assets (e)	0.94%	0.94%	0.94%
Ratio of net investment income (loss) to average net assets (e)	(0.26)%	(0.17)%	(0.02)%
Ratio of gross expenses to average net assets (e) (f)	1.32%	2.26%	25.90%
Portfolio turnover (d) (g)	126%	86%	138%

(a)  Class R6 Shares commenced operations on November 15, 2016.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

67

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$26.54	$21.90	$20.79	$20.58	$19.19
Investment Activities:
Net investment income (loss) (a)	(0.08)	(0.04)	(0.02)	(0.03)	(0.10)
Net realized and unrealized gains (losses) on investments	(1.85)	4.68	1.13	0.24	1.49
Total from Investment Activities	(1.93)	4.64	1.11	0.21	1.39
Distributions to Shareholders:
Net realized gains from investments	(1.17)	—	—	—	—
Return of capital	(2.71)	—	—	—	—
Total Distributions to Shareholders	(3.88)	—	—	—	—
Net Asset Value, End of Period	$20.73	$26.54	$21.90	$20.79	$20.58
Total Return	(7.15)%	21.19%	5.34%	1.02%	7.24%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$243,009	$310,050	$168,936	$173,629	$73,672
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.97%	1.04%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.18)%	(0.10)%	(0.15)%	(0.53)%
Ratio of gross expenses to average net assets (b)	1.05%	1.06%	1.05%	1.08%	1.11%
Portfolio turnover (c)	126%	86%	138%	120%	154%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

68

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class A Shares
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$20.60		$16.44		$17.49		$18.01		$19.33
Investment Activities:
Net investment income (loss)	(0.06	)(a)	(0.02	)(a)	(0.02	)(a)	(0.03	)(a)	(0.07)
Net realized and unrealized gains (losses) on investments	(1.36)		5.24		0.36		0.74		2.02
Total from Investment Activities	(1.42)		5.22		0.34		0.71		1.95
Distributions to Shareholders:
Net realized gains from investments	(2.78)		(1.06)		(1.39)		(1.23)		(3.27)
Total Distributions to Shareholders	(2.78)		(1.06)		(1.39)		(1.23)		(3.27)
Net Asset Value, End of Period	$16.40		$20.60		$16.44		$17.49		$18.01
Total Return (excludes sales charge)	(6.81)%		31.75%		1.86%		3.94%		9.98%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$188,220		$218,238		$189,921		$204,027		$210,508
Ratio of net expenses to average net assets	1.10%		1.10%		1.10%		1.10%		1.14%
Ratio of net investment income (loss) to average net assets	(0.28)%		(0.09)%		(0.09)%		(0.18)%		(0.39)%
Ratio of gross expenses to average net assets (b)	1.19%		1.20%		1.20%		1.19%		1.21%
Portfolio turnover (c)	87%		74%		123%		105%		136%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

69

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class C Shares
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$17.90		$14.51		$15.73		$16.45		$18.06
Investment Activities:
Net investment income (loss)	(0.21	)(a)	(0.15	)(a)	(0.14	)(a)	(0.17	)(a)	(0.15)
Net realized and unrealized gains (losses) on investments	(1.16)		4.60		0.31		0.68		1.81
Total from Investment Activities	(1.37)		4.45		0.17		0.51		1.66
Distributions to Shareholders:
Net realized gains from investments	(2.78)		(1.06)		(1.39)		(1.23)		(3.27)
Total Distributions to Shareholders	(2.78)		(1.06)		(1.39)		(1.23)		(3.27)
Net Asset Value, End of Period	$13.75		$17.90		$14.51		$15.73		$16.45
Total Return (excludes contingent deferred sales charge)	(7.56)%		30.57%		1.05%		3.09%		9.07%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,409		$6,974		$8,487		$11,553		$13,300
Ratio of net expenses to average net assets	1.93%		1.93%		1.93%		1.93%		1.97%
Ratio of net investment income (loss) to average net assets	(1.10)%		(0.92)%		(0.93)%		(1.02)%		(1.21)%
Ratio of gross expenses to average net assets (b)	2.20%		2.10%		2.06%		2.02%		2.06%
Portfolio turnover (c)	87%		74%		123%		105%		136%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

70

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class R Shares
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$19.22		$15.49		$16.65		$17.31		$18.80
Investment Activities:
Net investment income (loss)	(0.18	)(a)	(0.13	)(a)	(0.11	)(a)	(0.14	)(a)	(0.17)
Net realized and unrealized gains (losses) on investments	(1.26)		4.92		0.34		0.71		1.95
Total from Investment Activities	(1.44)		4.79		0.23		0.57		1.78
Distributions to Shareholders:
Net realized gains from investments	(2.78)		(1.06)		(1.39)		(1.23)		(3.27)
Total Distributions to Shareholders	(2.78)		(1.06)		(1.39)		(1.23)		(3.27)
Net Asset Value, End of Period	$15.00		$19.22		$15.49		$16.65		$17.31
Total Return	(7.41)%		30.92%		1.29%		3.28%		9.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$516		$830		$1,054		$979		$1,249
Ratio of net expenses to average net assets	1.71%		1.71%		1.71%		1.71%		1.71%
Ratio of net investment income (loss) to average net assets	(0.88)%		(0.70)%		(0.69)%		(0.80)%		(0.97)%
Ratio of gross expenses to average net assets (b)	3.49%		2.72%		1.77%		1.79%		1.81%
Portfolio turnover (c)	87%		74%		123%		105%		136%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

71

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class Y Shares
	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$21.23		$16.88	$17.87	$18.33	$19.56
Investment Activities:
Net investment income (loss)	—	(a)(b)	0.03 (a)	0.03 (a)	0.02 (a)	(0.04)
Net realized and unrealized gains (losses) on investments	(1.41)		5.38	0.37	0.75	2.08
Total from Investment Activities	(1.41)		5.41	0.40	0.77	2.04
Distributions to Shareholders:
Net realized gains from investments	(2.78)		(1.06)	(1.39)	(1.23)	(3.27)
Total Distributions to Shareholders	(2.78)		(1.06)	(1.39)	(1.23)	(3.27)
Net Asset Value, End of Period	$17.04		$21.23	$16.88	$17.87	$18.33
Total Return	(6.56)%		32.05%	2.16%	4.20%	10.33%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$26,457		$30,309	$25,107	$38,301	$37,757
Ratio of net expenses to average net assets	0.83%		0.83%	0.83%	0.83%	0.86%
Ratio of net investment income (loss) to average net assets	(0.01)%		0.17%	0.17%	0.10%	(0.10)%
Ratio of gross expenses to average net assets (c)	0.97%		0.97%	0.95%	0.95%	0.91%
Portfolio turnover (d)	87%		74%	123%	105%	136%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

72

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$21.56	$17.49	$17.35		$18.13	$20.38
Investment Activities:
Net investment income (loss) (a)	(0.27)	(0.25)	(0.22)		(0.19)	(0.24)
Net realized and unrealized gains (losses) on investments	0.06 (b)	8.04	2.64		1.26	1.30
Total from Investment Activities	(0.21)	7.79	2.42		1.07	1.06
Distributions to Shareholders:
Net realized gains from investments	(3.01)	(3.72)	(2.28)		(1.85)	(3.31)
Total Distributions to Shareholders	(3.01)	(3.72)	(2.28)		(1.85)	(3.31)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(c)	—	—
Net Asset Value, End of Period	$18.34	$21.56	$17.49		$17.35	$18.13
Total Return (excludes sales charge)	(0.73)%	44.74%	13.80	%(d)	5.89%	5.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$140,389	$146,002	$105,041		$109,201	$134,534
Ratio of net expenses to average net assets	1.47%	1.49%	1.51%		1.49%	1.51%
Ratio of net investment income (loss) to average net assets	(1.10)%	(1.18)%	(1.24)%		(1.01)%	(1.21)%
Ratio of gross expenses to average net assets (e)	1.47%	1.49%	1.52%		1.49%	1.51%
Portfolio turnover (f)	83%	89%	114%		119%	146%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

73

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$17.73	$14.96	$15.25		$16.27	$18.77
Investment Activities:
Net investment income (loss) (a)	(0.38)	(0.36)	(0.31)		(0.29)	(0.37)
Net realized and unrealized gains (losses) on investments	0.06 (b)	6.85	2.30		1.12	1.18
Total from Investment Activities	(0.32)	6.49	1.99		0.83	0.81
Distributions to Shareholders:
Net realized gains from investments	(3.01)	(3.72)	(2.28)		(1.85)	(3.31)
Total Distributions to Shareholders	(3.01)	(3.72)	(2.28)		(1.85)	(3.31)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(c)	—	—
Net Asset Value, End of Period	$14.40	$17.73	$14.96		$15.25	$16.27
Total Return (excludes contingent deferred sales charge)	(1.58)%	43.70%	12.87	%(d)	5.08%	4.38%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,857	$11,831	$10,332		$11,160	$12,745
Ratio of net expenses to average net assets	2.28%	2.28%	2.32%		2.28%	2.36%
Ratio of net investment income (loss) to average net assets	(1.91)%	(1.97)%	(2.05)%		(1.79)%	(2.06)%
Ratio of gross expenses to average net assets (e)	2.31%	2.31%	2.32%		2.28%	2.36%
Portfolio turnover (f)	83%	89%	114%		119%	146%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

74

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$18.99	$15.78	$15.91		$16.85	$19.26
Investment Activities:
Net investment income (loss) (a)	(0.33)	(0.31)	(0.26)		(0.25)	(0.32)
Net realized and unrealized gains (losses) on investments	0.05 (b)	7.24	2.41		1.16	1.22
Total from Investment Activities	(0.28)	6.93	2.15		0.91	0.90
Distributions to Shareholders:
Net realized gains from investments	(3.01)	(3.72)	(2.28)		(1.85)	(3.31)
Total Distributions to Shareholders	(3.01)	(3.72)	(2.28)		(1.85)	(3.31)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(c)	—	—
Net Asset Value, End of Period	$15.70	$18.99	$15.78		$15.91	$16.85
Total Return	(1.20)%	44.05%	13.41	%(d)	5.38%	4.74%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$707	$1,705	$1,394		$1,281	$1,367
Ratio of net expenses to average net assets	1.93%	1.93%	1.91%		1.93%	2.03%
Ratio of net investment income (loss) to average net assets	(1.56)%	(1.62)%	(1.63)%		(1.45)%	(1.73)%
Ratio of gross expenses to average net assets (e)	2.75%	2.54%	1.91%		1.93%	2.03%
Portfolio turnover (f)	83%	89%	114%		119%	146%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

75

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$22.90	$18.37	$18.08		$18.78	$20.93
Investment Activities:
Net investment income (loss) (a)	(0.22)	(0.21)	(0.18)		(0.14)	(0.19)
Net realized and unrealized gains (losses) on investments	0.05 (b)	8.46	2.75		1.29	1.35
Total from Investment Activities	(0.17)	8.25	2.57		1.15	1.16
Distributions to Shareholders:
Net realized gains from investments	(3.01)	(3.72)	(2.28)		(1.85)	(3.31)
Total Distributions to Shareholders	(3.01)	(3.72)	(2.28)		(1.85)	(3.31)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(c)	—	—
Net Asset Value, End of Period	$19.72	$22.90	$18.37		$18.08	$18.78
Total Return	(0.51)%	45.11%	14.07	%(d)	6.11%	5.61%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$53,395	$32,047	$19,335		$27,416	$48,368
Ratio of net expenses to average net assets	1.24%	1.24%	1.28%		1.24%	1.22%
Ratio of net investment income (loss) to average net assets	(0.85)%	(0.92)%	(1.01)%		(0.74)%	(0.91)%
Ratio of gross expenses to average net assets (e)	1.25%	1.26%	1.29%		1.24%	1.22%
Portfolio turnover (f)	83%	89%	114%		119%	146%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

76

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$18.88	$14.41	$14.24		$19.81	$21.46
Investment Activities:
Net investment income (loss) (a)	(0.16)	(0.14)	(0.12)		(0.20)	(0.21)
Net realized and unrealized gains (losses) on investments	(1.47)	5.55	0.28		0.38	2.32
Total from Investment Activities	(1.63)	5.41	0.16		0.18	2.11
Distributions to Shareholders:
Net realized gains from investments	(4.28)	(0.94)	—		(5.75)	(3.76)
Total Distributions to Shareholders	(4.28)	(0.94)	—		(5.75)	(3.76)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$12.97	$18.88	$14.41		$14.24	$19.81
Total Return (excludes sales charge)	(8.39)%	37.57%	1.19	%(b)	0.61%	10.00%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$51,619	$65,514	$52,075		$65	$68,785
Ratio of net expenses to average net assets	1.22%	1.25%	1.35%		1.30%	1.27%
Ratio of net investment income (loss) to average net assets	(0.78)%	(0.84)%	(0.88)%		0.97%	(0.99)%
Ratio of gross expenses to average net assets (c)	1.22%	1.25%	1.36%		1.30%	1.27%
Portfolio turnover (d)	77%	79%	86%		98%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.05% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

77

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$9.61	$7.74	$7.71		$13.42	$15.79
Investment Activities:
Net investment income (loss) (a)	(0.17)	(0.15)	(0.12)		(0.25)	(0.29)
Net realized and unrealized gains (losses) on investments	(0.76)	2.96	0.14		0.29	1.68
Total from Investment Activities	(0.93)	2.81	0.02		0.04	1.39
Distributions to Shareholders:
Net realized gains from investments	(4.28)	(0.94)	—		(5.75)	(3.76)
Total Distributions to Shareholders	(4.28)	(0.94)	—		(5.75)	(3.76)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$4.40	$9.61	$7.74		$7.71	$13.42
Total Return (excludes contingent deferred sales charge)	(9.23)%	36.34%	0.39	%(b)	(0.17)%	9.02%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$616	$533	$410		$1	$593
Ratio of net expenses to average net assets	2.10%	2.10%	2.10%		2.10%	2.15%
Ratio of net investment income (loss) to average net assets	(1.71)%	(1.69)%	(1.64)%		1.77%	(1.90)%
Ratio of gross expenses to average net assets (c)	4.24%	3.87%	3.14%		2.39%	2.37%
Portfolio turnover (d)	77%	79%	86%		98%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.05% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

78

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$16.08	$12.44	$12.33		$17.99	$19.88
Investment Activities:
Net investment income (loss) (a)	(0.23)	(0.20)	(0.14)		(0.26)	(0.27)
Net realized and unrealized gains (losses) on investments	(1.25)	4.78	0.24		0.35	2.14
Total from Investment Activities	(1.48)	4.58	0.10		0.09	1.87
Distributions to Shareholders:
Net realized gains from investments	(4.28)	(0.94)	—		(5.75)	(3.76)
Total Distributions to Shareholders	(4.28)	(0.94)	—		(5.75)	(3.76)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$10.32	$16.08	$12.44		$12.33	$17.99
Total Return	(8.92)%	36.84%	0.89	%(b)	0.16%	9.58%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,303	$3,381	$2,954		$3,662	$4,455
Ratio of net expenses to average net assets	1.75%	1.75%	1.70%		1.71%	1.67%
Ratio of net investment income (loss) to average net assets	(1.30)%	(1.34)%	(1.24)%		(1.39)%	(1.39)%
Ratio of gross expenses to average net assets (c)	1.88%	1.97%	1.70%		1.71%	1.71%
Portfolio turnover (d)	77%	79%	86%		98%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.05% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

79

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$19.20	$14.62	$14.39		$20.04	$21.60
Investment Activities:
Net investment income (loss) (a)	(0.14)	(0.14)	(0.08)		(0.16)	(0.16)
Net realized and unrealized gains (losses) on investments	(1.49)	5.66	0.30		0.26	2.36
Total from Investment Activities	(1.63)	5.52	0.22		0.10	2.20
Distributions to Shareholders:
Net realized gains from investments	(4.28)	(0.94)	—		(5.75)	(3.76)
Total Distributions to Shareholders	(4.28)	(0.94)	—		(5.75)	(3.76)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$13.29	$19.20	$14.62		$14.39	$20.04
Total Return	(8.23)%	37.78%	1.60	%(b)	0.18%	10.35%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,750	$6,398	$1,834		$3,804	$48,597
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%		1.07%	1.01%
Ratio of net investment income (loss) to average net assets	(0.69)%	(0.78)%	(0.64)%		(0.76)%	(0.74)%
Ratio of gross expenses to average net assets (c)	1.68%	1.34%	1.24%		1.07%	1.01%
Portfolio turnover (d)	77%	79%	86%		98%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.05% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

80

Victory Portfolios	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following six Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS Small Cap Growth Fund	RS Small Cap Growth Fund	Classes A, C, R, R6 and Y
Victory RS Select Growth Fund	RS Select Growth Fund	Classes A, C, R, R6 and Y
Victory RS Mid Cap Growth Fund	RS Mid Cap Growth Fund	Classes A, C, R, R6 and Y
Victory RS Growth Fund	RS Growth Fund	Classes A, C, R and Y
Victory RS Science and Technology Fund	RS Science and Technology Fund	Classes A, C, R and Y
Victory RS Small Cap Equity Fund	RS Small Cap Equity Fund	Classes A, C, R and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

81

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
RS Small Cap Growth Fund
Common Stocks	$1,583,694,189	$1,583,694,189
Collateral for Securities Loaned	180,028,134	180,028,134
Total	1,763,722,323	1,763,722,323
RS Select Growth Fund
Common Stocks	252,323,951	252,323,951
Collateral for Securities Loaned	18,922,614	18,922,614
Total	271,246,565	271,246,565
RS Mid Cap Growth Fund
Common Stocks	340,029,288	340,029,288
Collateral for Securities Loaned	11,101,698	11,101,698
Total	351,130,986	351,130,986
RS Growth Fund
Common Stocks	217,495,105	217,495,105
Collateral for Securities Loaned	2,274,965	2,274,965
Total	219,770,070	219,770,070
RS Science and Technology Fund
Common Stocks	208,207,661	208,207,661
Collateral for Securities Loaned	24,073,956	24,073,956
Total	232,281,617	232,281,617
RS Small Cap Equity Fund
Common Stocks	56,949,946	56,949,946
Collateral for Securities Loaned	6,982,682	6,982,682
Total	63,932,628	63,932,628

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

82

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Real Estate Investment Trusts ("REITS"):

The Funds may invest in REITS which report information on the source of their distributions annually. REITS are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITS during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured

83

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
RS Small Cap Growth Fund	$175,964,919	$180,028,134	$—	$—	$—	$4,063,215
RS Select Growth Fund	18,600,698	18,922,614	—	—	—	321,916
RS Mid Cap Growth Fund	11,047,085	11,101,698	—	—	—	54,613
RS Growth Fund	2,271,482	2,274,965	—	—	—	3,483
RS Science and Technology Fund	23,911,417	24,073,956	—	—	—	162,539
RS Small Cap Equity Fund	6,967,455	6,982,682	—	—	—	15,227

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distribution reclassification, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2018, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Distributable Earnings/(Loss)	Capital
RS Small Cap Growth Fund	$(14,104,405)	$14,104,405
RS Select Growth Fund	(2,826,985)	2,826,985
RS Mid Cap Growth Fund	2,072,691	(2,072,691)
RS Growth Fund	(938,074)	938,074
RS Science and Technology Fund	(1,390,969)	1,390,969
RS Small Cap Equity Fund	(627,660)	627,660

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
RS Small Cap Growth Fund	$1,669,370,360	$1,612,427,789
RS Select Growth Fund	302,381,276	474,148,880
RS Mid Cap Growth Fund	470,250,886	540,115,678
RS Growth Fund	222,353,110	244,134,656
RS Science and Technology Fund	210,554,139	186,297,343
RS Small Cap Equity Fund	55,501,347	69,744,765

For the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by

85

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Adviser Fee Rate
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.75%
RS Science and Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Variable Insurance Funds, Victory Institutional Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of Class A Shares of the Funds. For the fiscal year ended December 31, 2018, the Distributor received approximately $70,775 from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amount will be the liability of the Adviser. Interest,

86

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2018, the expense limits (excluding voluntary waivers) are as follows:

	In effect January 1, 2018 until April 30, 2019
	Class A Shares	Class C Shares	Class R Shares	Class R6 Shares	Class Y Shares
RS Small Cap Growth Fund	1.40%	2.16%	1.86%	1.06%	1.13%
RS Select Growth Fund	1.40%	2.18%	1.91%	1.06%	1.14%
RS Mid Cap Growth Fund	1.20%	2.11%	1.80%	0.94%	0.95%
RS Growth Fund	1.10%	1.93%	1.71%	N/A	0.83%
RS Science and Technology Fund	1.49%	2.28%	1.93%	N/A	1.24%
RS Small Cap Equity Fund	1.35%	2.10%	1.75%	N/A	1.10%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

As of December 31, 2018, the following amounts are available to be repaid to the Adviser.

	Expires 12/31/19	Expires 12/31/20	Expires 12/31/21	Total
RS Small Cap Growth Fund	$542,236	$745,744	$578,670	$1,866,650
RS Select Growth Fund	93,780	384,612	334,454	812,846
RS Mid Cap Growth Fund	138,565	419,215	394,372	952,152
RS Growth Fund	111,652	278,667	283,325	673,644
RS Science and Technology Fund	2,744	18,803	25,649	47,196
RS Small Cap Equity Fund	—	22,386	28,246	50,632

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

87

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150 thousand in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on line of credit.

The average loans for the days outstanding and average interest rate for each Fund during the year ended December 31, 2018 were as follows:

Fund	Amount Outstanding at December 31, 2018	Average Borrowings*	Days Outstanding	Average Rate*	Maximum Borrowing During the Period
RS Growth Fund	$—	$1,000,000	1	2.55%	$1,000,000

*  For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2018 were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
RS Small Cap Growth Fund	Borrower	$—	$15,439,500	4	2.95%	$18,290,000
RS Select Growth Fund	Borrower	(1,239,000)	6,193,143	7	2.92%	11,113,000
RS Mid Cap Growth Fund	Borrower	—	8,362,944	18	2.58%	21,665,000
RS Growth Fund	Borrower	—	104,000	3	2.77%	104,000
RS Science and Technology Fund	Borrower	—	1,834,882	17	2.77%	3,038,000
RS Small Cap Equity Fund	Borrower	—	187,000	1	2.53%	187,000

*  For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
RS Small Cap Growth Fund	$—	$274,625,570	$274,625,570	$—	$274,625,570
RS Select Growth Fund	—	89,279,009	89,279,009	—	89,279,009
RS Mid Cap Growth Fund	10,276,039	44,345,651	54,621,690	2,053,523	56,675,213
RS Growth Fund	3,016,021	29,281,404	32,297,425	—	32,297,425
RS Science and Technology Fund	4,628,756	25,228,222	29,856,978	—	29,856,978
RS Small Cap Equity Fund	—	14,749,298	14,749,298	—	14,749,298

	Year Ended December 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS Small Cap Growth Fund	$—	$194,651,972	$194,651,972	$194,651,972
RS Select Growth Fund	—	57,847,069	57,847,069	57,847,069
RS Growth Fund	1,743,634	10,921,206	12,664,840	12,664,840
RS Science and Technology Fund	9,363,273	19,302,837	28,666,110	28,666,110
RS Small Cap Equity Fund	—	3,681,689	3,681,689	3,681,689

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Long-Term Capital Gains	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
RS Small Cap Growth Fund	$21,363,027	$21,363,027	$(14,562,518)	$97,061,170	$103,861,679
RS Select Growth Fund	18,679,766	18,679,766	—	36,565,585	55,245,351
RS Mid Cap Growth Fund	—	—	(8,062,913)	(4,246,899)	(12,309,812)
RS Growth Fund	2,309,407	2,309,407	(2,306,359)	45,403,791	45,406,839
RS Science and Technology Fund	—	—	—	30,114,561	30,114,561
RS Small Cap Equity Fund	4,729,181	4,729,181	(146,718)	719,571	5,302,034

*Qualified Late-year Losses above are comprised of post-October capital losses and post-October specified losses incurred after October 31, 2018. These losses are deemed to arise on the first day of the Fund's next taxable year.

**The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

89

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

At December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Small Cap Growth Fund	$1,666,661,153	$297,916,347	$(200,855,177)	$97,061,170
RS Select Growth Fund	234,680,980	59,257,313	(22,691,728)	36,565,585
RS Mid Cap Growth Fund	355,377,885	27,776,223	(32,023,122)	(4,246,899)
RS Growth Fund	174,366,279	54,760,501	(9,356,710)	45,403,791
RS Science and Technology Fund	202,167,056	53,909,007	(23,794,446)	30,114,561
RS Small Cap Equity Fund	63,213,057	7,956,869	(7,237,298)	719,571

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

	Shareholder	Percent
RS Mid Cap Growth Fund	Pershing LLC	37.07%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduced two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in this report. The Funds' compliance date for Form N-PORT was June 1, 2018, and the Funds will make their initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Funds were required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Funds' compliance date for Form N-CEN was June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Funds' adoption of these amendments has no effect on the net assets or results of operations.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value

90

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds' adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds' net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Funds were as follows:

From net realized gains:	RS Small Cap Growth Fund	RS Select Growth Fund	RS Growth Fund	RS Science and Technology Fund	RS Small Cap Equity Fund
Class A Shares	$(51,979,281)	$(19,166,693)	$(10,776,472)	$(21,685,805)	$(3,143,304)
Class C Shares	(1,398,397)	(7,474,242)	(392,949)	(2,079,352)	(47,723)
Class R Shares	(690,275)	(181,019)	(43,485)	(278,523)	(187,965)
Class R6 Shares (a)	(662,464)	(18,825)	—	—	—
Class Y Shares	(139,921,555)	(31,006,290)	(1,451,934)	(4,622,430)	(302,697)

(a) Victory RS Small Cap Growth Fund, Class R6 Shares, commenced operations on July 12, 2017. Victory RS Select Growth Fund and Victory RS Mid Cap Growth Fund, Class R6 Shares, commenced operations on November 15, 2016.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

91

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund, and Victory RS Small Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund, and Victory RS Small Cap Equity Fund (collectively referred to as the "Funds") (six of the funds constituting the Victory Portfolios (the "Trust")) including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting the Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 26, 2019

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Victory Portfolios	Supplemental Information December 31, 2018

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

95

Victory Portfolios	Supplemental Information — continued December 31, 2018

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18- 12/31/18*	Hypothetical Expenses Paid During Period 7/1/18- 12/31/18*	Annualized Expense Ratio During Period 7/1/18- 12/31/18
RS Small Cap Growth Fund
Class A Shares	$1,000.00	$808.80	$1,018.15	$6.38	$7.12	1.40%
Class C Shares	1,000.00	805.80	1,014.32	9.83	10.97	2.16%
Class R Shares	1,000.00	806.80	1,015.78	8.52	9.50	1.87%
Class R6 Shares	1,000.00	810.20	1,019.86	4.84	5.40	1.06%
Class Y Shares	1,000.00	809.90	1,019.51	5.15	5.75	1.13%

96

Victory Portfolios	Supplemental Information — continued December 31, 2018

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	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18- 12/31/18*	Hypothetical Expenses Paid During Period 7/1/18- 12/31/18*	Annualized Expense Ratio During Period 7/1/18- 12/31/18
RS Select Growth Fund
Class A Shares	$1,000.00	$857.30	$1,018.15	$6.55	$7.12	1.40%
Class C Shares	1,000.00	853.90	1,014.22	10.19	11.07	2.18%
Class R Shares	1,000.00	855.10	1,015.58	8.93	9.70	1.91%
Class R6 Shares	1,000.00	858.70	1,019.86	4.97	5.40	1.06%
Class Y Shares	1,000.00	858.30	1,019.46	5.34	5.80	1.14%
RS Mid Cap Growth Fund
Class A Shares	1,000.00	874.10	1,019.16	5.67	6.11	1.20%
Class C Shares	1,000.00	869.80	1,014.57	9.94	10.71	2.11%
Class R Shares	1,000.00	871.00	1,016.13	8.49	9.15	1.80%
Class R6 Shares	1,000.00	875.10	1,020.47	4.44	4.79	0.94%
Class Y Shares	1,000.00	875.10	1,020.42	4.49	4.84	0.95%
RS Growth Fund
Class A Shares	1,000.00	865.60	1,019.66	5.17	5.60	1.10%
Class C Shares	1,000.00	861.80	1,015.48	9.06	9.80	1.93%
Class R Shares	1,000.00	862.60	1,016.59	8.03	8.69	1.71%
Class Y Shares	1,000.00	866.60	1,021.02	3.91	4.23	0.83%
RS Science and Technology Fund
Class A Shares	1,000.00	841.70	1,017.69	6.92	7.58	1.49%
Class C Shares	1,000.00	837.80	1,013.71	10.56	11.57	2.28%
Class R Shares	1,000.00	839.50	1,015.48	8.95	9.80	1.93%
Class Y Shares	1,000.00	842.60	1,018.90	5.81	6.36	1.25%
RS Small Cap Equity Fund
Class A Shares	1,000.00	812.10	1,019.06	5.57	6.21	1.22%
Class C Shares	1,000.00	808.40	1,014.62	9.57	10.66	2.10%
Class R Shares	1,000.00	809.60	1,016.38	7.98	8.89	1.75%
Class Y Shares	1,000.00	813.10	1,019.66	5.03	5.60	1.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Victory Portfolios	Supplemental Information — continued December 31, 2018

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Additional Federal Income Tax Information

For the year ended December 31, 2018, the Funds paid qualified dividend income for the purposes of reduce individual federal income tax rates of:

Amount
RS Mid Cap Growth Fund	22%
RS Growth Fund	86%
RS Science and Technology Fund	1%

Dividends qualified for corporate diviends received deductions of:

Amount
RS Mid Cap Growth Fund	23%
RS Growth Fund	89%
RS Science and Technology Fund	1%

For the year ended December 31, 2018, the Funds designated short-term capital gain distributions:

Amount
RS Mid Cap Growth Fund	$10,276,039
RS Growth Fund	3,016,201
RS Science and Technology Fund	4,628,756

For the year ended December 31, 2018, the following Funds designated long-term capital gain distributions:

Amount
RS Small Cap Growth Fund	$288,729,975
RS Select Growth Fund	95,376,245
RS Mid Cap Growth Fund	44,345,651
RS Growth Fund	30,219,478
RS Science and Technology Fund	26,619,191
RS Small Cap Equity Fund	15,376,958

98

Victory Portfolios	Supplemental Information — continued December 31, 2018

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences

99

Victory Portfolios	Supplemental Information — continued December 31, 2018

  (Unaudited)

in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following each Fund's reorganization, each Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Small Cap Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Select Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed and the peer group for all of the periods reviewed except the 10-year period. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Mid Cap Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed and the peer group for the one-, three- and ten-year periods, and outperformed the peer group for the five-year period. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

100

Victory Portfolios	Supplemental Information — continued December 31, 2018

  (Unaudited)

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, outperformed the peer group for the one-, three- and five-year periods, and underperformed the peer group for the ten-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Science and Technology Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Small Cap Equity Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

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Victory Portfolios	Supplemental Information — continued December 31, 2018

  (Unaudited)

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

102

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSGF-AR (12/18)

December 31, 2018

Annual Report

Victory RS International Fund

Victory RS Global Fund

Victory Sophus Emerging Markets Fund

Victory Sophus Emerging Markets Small Cap Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	4
Financial Statements
The Victory International Funds
Victory RS International Fund
Schedule of Portfolio Investments	19
Statements of Assets and Liabilities	43
Statements of Operations	46
Statements of Changes in Net Assets	48-49
Financial Highlights	53-56
Victory RS Global Fund
Schedule of Portfolio Investments	24
Statements of Assets and Liabilities	43
Statements of Operations	46
Statements of Changes in Net Assets	48-49
Financial Highlights	57-60
Victory Sophus Emerging Markets Fund
Schedule of Portfolio Investments	29
Statements of Assets and Liabilities	44-45
Statements of Operations	47
Statements of Changes in Net Assets	50-52
Financial Highlights	61-65
Victory Sophus Emerging Markets Small Cap Fund
Schedule of Portfolio Investments	36
Statements of Assets and Liabilities	44-45
Statements of Operations	47
Statements of Changes in Net Assets	50-52
Financial Highlights	66-68
Notes to Financial Statements	69
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	81
Supplemental Information (unaudited)	82
Trustee and Officer Information	82
Proxy Voting and Form N-Q Information	85
Expense Examples	85
Additional Federal Income Tax Information	87
Advisory Contract Approval	88

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory RS International Funds (Unaudited)

Victory RS International Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

If ever the market lived up to its roller-coaster reputation, 2018 was the year. January saw an acceleration of prior year positive trends as international equities surged to post-recession highs, only to give it all back in February on the back of a spike in volatility not seen since August 2015. Trading hinted at weakness through the summer before plunging in the fall. All in, as measured by the MSCI EAFE Index (net) (the "Index"), international equities finished the year down over 13%.

Identifying the precise catalyst for the market's change of heart is always difficult. The impact on the global economy from heightened tensions surrounding U.S./China trade negotiations have been mostly to blame. In the U.S., rising interest rates driven by a hawkish Federal Reserve, a tax cut hangover resulting in a larger fiscal deficit, and a partial federal government shutdown have raised investors' anxiety. The data itself has been mixed, if not supportive. However, the U.S. Treasury 2- to 5-year yield curve has inverted, suggesting the historically long current economic expansion may be coming to an end. At a minimum, investors are reminded that the recent era of easy money, low inflation, and steady growth, may be as good as it gets.

In China, domestic consumption has softened as seen by an unprecedented fifth straight month of negative passenger car sales. Investments are muted as well, driven by lack of funds in the public sector and extreme caution in the private sector. Exports appear most at risk having slowed dramatically in December with the potential to cause significant dislocations in the employment market should tariffs on goods into the U.S. rise to 25% as threatened by the current administration.

Adding to the dim view of global growth is Europe where a swath of concerns has bubbled to the surface. Chief among these are the status of Brexit and whether the Irish border remains open, rising populism in France due to a backlash against President Macron's tax policies, as well as Italy's budget crisis.

QVS Factor Performance

In this section, we offer insight into the factors driving market performance from a quantitative point of view. The team's proprietary QVS Model (i.e. Quality, Value and Sentiment, scours the globe, screening over 10,000 companies looking for the best investment opportunities. It is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued and exhibit favorable market sentiment. We continually use this quantitative model to help us focus our resources and fundamental research on those companies with the highest probability of outperformance.

In 2018, all factors contributed positively to performance though Quality was the standout. We define quality companies as those able to demonstrate operating and management excellence, as well as superior capital allocation, so it came as no surprise to see this factor continue to perform. We continually use this quantitative model to help us focus our resources

4

Victory RS International Funds (Unaudited)

Victory RS International Fund (continued)

and fundamental research on those companies with the highest probability of outperformance.

Performance Update

The Victory RS International Fund (the "Fund") seeks to provide long-term capital appreciation. The Fund was down -10.65% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2018, outperforming its benchmark, the MSCI EAFE Index (net), which decreased -13.79%.

Portfolio Review

Strong results in the Consumer Staples sector were led by Royal Unibrew A/S. Royal Unibrew, a Scandinavian beverage distributor, as a continued and improving product mix led to market share gains in craft and specialty beers. In addition, revenue and earnings outlooks for Royal Unibrew got a boost due to the acquisition of Etablissements Geyer Frères, a French craft lemonade producer that focuses on organically sourced local products. The acquisition should establish a niche platform in France similar to their Italian operations.

Wolters Kluwer, an information and software solutions company based in the Netherlands, also positively contributed to the portfolio. The company's organic sales growth bested consensus estimates for the first half of the year, headlined by its Legal & Regulatory, Tax & Accounting, and Governance, Risk & Compliance segments. Wolters also declared stock buyback transactions in September, as part of the three-year buyback program originally announced in 2016. This program was subsequently expanded to include additional repurchases intended to mitigate dilution caused by non-core divestments made in 2017 and early 2018. The program also includes repurchases made to offset annual incentive share issuance and included similar events in both 2016 and 2017.

On the downside, both Wynn Macau and Melexis NV detracted from the portfolio's overall performance. Wynn Macau, a hotel and casino resort operator, grew gaming revenue 3% year-over-year, but that fell below most estimates of approximately 5% year-over-year. Moving forward, expectations for higher single digit growth should be aided by pent-up demand for the opening of several new VIP junket rooms in many of its casinos.

Melexis, which designs, develops, tests and markets advanced semiconductor devices, fell on fears of sector consolidation news, supply chain hiccups, and BMW's profit warning, which in combination, created the perfect storm for Melexis' share price. After the recent underperformance compared to its peers, the company's multiples are now in line with sector averages. Melexis used to trade at a premium as they are concentrating on the fast-growing automotive semiconductor market which is expected to continue growing faster than both the automotive industry and the overall semiconductor market.

Outlook

We expect market volatility to continue in 2019 and will remain vigilant when constructing the portfolio, maintaining our sector and region neutrality. Making correct macro allocation calls can be immensely challenging, therefore, we do not forecast regional performance. In our view, stock selection and strong risk management protocols can be far more impactful to fund performance than allocation.

5

Victory RS International Funds (Unaudited)

Victory RS International Fund (continued)

Investment Philosophy

The Fund is guided by our philosophy that positive investment outcomes can be attained through the use of a data-driven discipline in conjunction with a bottom-up approach to investing. Our proprietary research methodology, combined with a set of industry standard and team-generated global risk factors, seeks to capture information inefficiencies in the global equity markets. Our goal is to provide a consistent, diversified return stream over full market cycles while managing portfolio volatility.

6

Victory RS International Funds (Unaudited)

Victory RS International Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	MSCI EAFE Index (Net)[1]
One Year	–10.65%	–15.79%	–11.24%	–12.12%	–10.85%	–10.38%	–13.79%
Three Year	4.65%	2.60%	3.92%	3.92%	4.34%	4.94%	2.87%
Five Year	1.67%	0.47%	0.83%	0.83%	1.29%	1.94%	0.53%
Ten Year	7.23%	6.60%	6.35%	6.35%	6.82%	N/A	6.32%
Since Inception	5.41%	5.16%	1.39%	1.39%	3.29%	10.24%	N/A
Expense Ratios
Gross	1.81%		3.26%		2.48%	1.85%
With Applicable Waivers	1.13%		1.88%		1.38%	0.88%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS International Fund — Growth of $10,000

1The MSCI EAFE Index (Net) (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory RS International Funds (Unaudited)

Victory RS Global Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

If ever the market lived up to its rollercoaster reputation, 2018 was the year. January saw an acceleration of prior year positive trends as global equities surged to all-time highs, only to give it all back in February on the back of a spike in volatility not seen since August 2015. Trading remained range-bound through summer before plunging in the fall. All in, as measured by the MSCI All Country World Index (net), global equities finished the year down 9.42%.

Identifying the precise catalyst for the market's change of heart is always difficult. The impact on the global economy from heightened tensions surrounding U.S./China trade negotiations have been mostly to blame. In the U.S., rising interest rates driven by a hawkish Federal Reserve Bank, a tax cut hangover resulting in a larger fiscal deficit, and a partial federal government shutdown have raised investors' anxiety. The data itself has been mixed, if not supportive. However, the U.S. 2- to 5-year yield curve has inverted, suggesting the historically long current economic expansion may be coming to an end. At a minimum, investors are reminded that the recent era of easy money, low inflation, and steady growth may be as good as it gets.

In China, domestic consumption has softened as seen by an unprecedented fifth straight month of negative passenger car sales. Investments are muted as well, driven by a lack of funds in the public sector and extreme caution in the private sector. Exports appear most at risk having slowed dramatically in December with the potential to cause significant dislocations in the employment market should tariffs on goods into the U.S. rise to 25% as threatened by the current administration.

Adding to the dim view of global growth is Europe where a swath of concerns has bubbled to the surface. Chief among these are the status of Brexit and whether the Irish border remains open, rising populism in France due to a backlash against President Macron's tax policies, as well as Italy's budget crisis.

QVS Factor Performance

In this section, we offer insight into the factors driving market performance from a quantitative point of view. The team's proprietary QVS ("Quality, Value and Sentiment") Model, scours the globe, screening over 10,000 companies looking for the best investment opportunities. It is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued and exhibit favorable market sentiment. We continually use this quantitative model to help us focus our resources and fundamental research on those companies with the highest probability of outperformance.

In 2018, all factors contributed positively to performance though Quality was the standout. We define quality companies as those able to demonstrate operating and management excellence, as well as superior capital allocation, so it came as no surprise to see this factor

8

Victory RS International Funds (Unaudited)

Victory RS Global Fund (continued)

continue to perform. We continually use this quantitative model to help us focus our resources and fundamental research on those companies with the highest probability of outperformance.

Performance Update

The Victory RS Global Fund (the "Fund") seeks to provide long-term capital appreciation. The Fund was down -5.45% (Class A Shares at net asset value) for the twelve-month period ended December 31, 2018, outperforming its benchmark, the MSCI All Country World Index (Net), which decreased -9.42%.

Portfolio Review

The Fund's performance, as compared to the Index, was assisted by stock selection in several different sectors. In Health Care, Eli Lilly, was a principal contributor. A leading pharmaceutical company, Eli Lilly that operates in two market segments, Human Pharmaceutical Products and Animal Health, was in steady recovery mode after last year's underperformance. Increased optimism and performance in both the diabetes and non-diabetes parts of the business helped, as positive progress in these areas held ground against the competition. Additionally, Lilly's tender offer to acquire all outstanding shares of common stock of ARMO BioSciences, Inc. in 2018, added promising clinical immunotherapy assets to Lilly's oncology portfolio. Recently launched migraine-fighting Emgality, along with other newly-developed medications, continued to drive revenue growth expectations. Current long-term growth outlooks for the company are being motivated by more conservative views of competitive diabetes and immunology indications.

TJX, a leading retail and off-price apparel and home fashion products company in the Consumer Discretionary sector, continues to show positive momentum and was an additional positive contributor. Despite the strength in the shares year-to-date (up approximately 20%), the shares continue to remain attractively priced and offer long-term upside potential for investors. Given the firm's leading position as an off-price retailer, coupled with its ability to manage multiple formats across varying geographies, the company remains in a strong position and has renewed its long-term commitment to return cash to shareholders.

MasterCard, an information technology company that engages in the Financials industry, enjoys multiple drivers of growth. Secular shifts in e-commerce are helping to pave the way in shifts to electronic payments, growing demand for fraud protection, and personal consumption expenditures — which, even in times of recession, all continue to provide tailwinds for the growth trajectory of MasterCard. MasterCard, like last year, enjoyed positive performance for 2018, and was the single largest relative contributor to the portfolio for the year.

On the downside, underperformance in the Materials sector, was led by the largest detractor of the portfolio, Chemours Co. Chemours, a U.S.-based chemicals company, produces products such as Teflon and Freon, as well as other market-defining products. Despite order trends that held up well in North America and Southeast Asia, the slowing of such trends in China were draining. Fortunately, above-GDP growth building on favorable regulatory trends and low-cost positions in oligopolistic markets should be a helpful recipe for multiple expansion moving forward for Chemours, as should recession fears that continue to abate.

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Victory RS International Funds (Unaudited)

Victory RS Global Fund (continued)

Celgene Corp., an integrated biopharmaceutical company, announced the departure of its president and chief operating officer in 2018. Recently, investors have gone through a number of disappointments related to the immunology franchise of its business, including poor Otezla sales and lower guidance. A number of enrollment delays and setbacks have led to disappointed shareholders and poor stock performance over the past year.

Arkema SA, a chemicals producer, also had lackluster results stemming from the backdrop of macro headwinds and profit warnings from some cyclical chemical names. Trends seen in the latter part of the year, which promoted cautious order patterns from customers (notably due to volatile raw materials), have led Arkema itself to manage inventories more tightly, most notably in downstream acrylics. Moving forward, Arkema aims for an overall resilience of the business within a volatile macro context and will continue to lean on a greater contribution from the specialty business (currently forecasted at 2% EBITDA growth in 2019).

Outlook

We expect market volatility to continue in 2019 and will remain vigilant when constructing the portfolio, maintaining our sector and region neutrality. Making correct macro allocation calls can be immensely challenging; therefore, we do not forecast regional performance. In our view, stock selection and strong risk management protocols can be far more impactful to fund performance than allocation.

Investment Philosophy

The Fund is guided by our philosophy that positive investment outcomes can be attained through the use of a data-driven discipline in conjunction with a bottom-up approach to investing. Our proprietary research methodology, combined with a set of industry standard and team-generated global risk factors, seeks to capture information inefficiencies in the global equity markets. Our goal is to provide a consistent, diversified return stream over full market cycles while managing portfolio volatility.

10

Victory RS International Funds (Unaudited)

Victory RS Global Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/16/11		5/16/11		5/16/11	5/16/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI All Country World Index (Net)[1]
One Year	–5.45%	–10.90%	–6.20%	–7.10%	–5.68%	–5.17%	–9.42%
Three Year	7.88%	5.76%	7.05%	7.05%	15.18%	8.18%	6.60%
Five Year	6.39%	5.14%	5.56%	5.56%	10.46%	6.69%	4.26%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	8.17%	7.34%	7.36%	7.36%	10.75%	8.52%	N/A
Expense Ratios
Gross	1.96%		3.06%		2.82%	1.38%
With Applicable Waivers	0.91%		1.66%		1.16%	0.66%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus supplement dated May 1, 2018 (supplemented June 1, 2018). Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

11

Victory RS International Funds (Unaudited)

Victory RS Global Fund (continued)

Victory RS Global Fund — Growth of $10,000

1A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI (Net) is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

The year opened up strong with persistent and pervasive growth around the globe pushing equities higher and contributing to a strong risk on mode. However, as we got further into the year, a stronger U.S. dollar, a more hawkish Federal Reserve with the yield on the U.S. 10-year Treasury bond eclipsing 3%, the U.S./China trade war escalation, the Turkish and Argentinian currency crises causing fear of contagion across emerging markets, and concerns of slowing growth in China all contributed to a rapid and deep sell-off in emerging markets equities in the middle of the year. Slowing global growth fears grew as it became apparent that the economic growth in the U.S. was not translating globally. These fears escalated with the heightening of the U.S./China trade war mid-year. Global equities experienced a major risk-off episode in October with the worst sell-off since 2012, with emerging markets underperforming. China was among the biggest influencers of the direction of emerging markets for the month as soft macro data, including lower manufacturing and GDP numbers, appeared to confirm fears of an economic slowdown there. Supportive measures announced by the Chinese government and central bank officials, such as a cut in the reserve requirement ratio and the proposal of personal tax cuts, did very little to alleviate these concerns. Rising interest rates, with the yield on the 10-year U.S. Treasury bond hitting the highest point since 2011, and the continued strength in the U.S. dollar also continued to weigh on the asset class. A rally in late November and in to December on growing optimism of a trade deal, and a more dovish Fed helped emerging markets equities recover some, but not all, of their losses.

Performance Update

The Victory Sophus Emerging Markets Fund (the "Fund") seeks to provide long-term capital appreciation. The Fund was down 19.08% (Class A shares without sales charge) versus the MSCI Emerging Market Index (net), which was down 14.58%.

Portfolio Review

By sectors, the largest detractor from performance was stock selection in Diversified Financial Services. The largest contributor to relative performance was stock selection in Consumer Staples. By country, the largest detractor was stock selection in South Korea. The largest contributor was stock selection in Brazil.

Outlook

2018 was a difficult year in emerging markets, to say the least. There was no shortage of headwinds for the asset class, including a stronger dollar. However, there is much to be optimistic about emerging markets for 2019. For starters, we expect the U.S. dollar to weaken, after rising 4.40% in 2018. We see the issues that boosted the dollar last year, namely stronger economic growth in the U.S. and higher interest rates, moderating in 2019 as fiscal stimulus measures have essentially played themselves out. Yet, a weaker dollar is not the only reason

13

Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Fund (continued)

for our optimism. We believe the media attention about China's growth declining and the "loss of confidence" by the consumer is overblown. While recent retail sales figures are down, excluding autos, retail sales have been stable, while growth in the consumption of services is skyrocketing. Regarding the U.S./China trade dispute, as of this writing the trade truce that was agreed upon at the G20 meetings in December is ongoing (until March 1, 2019), and it appears the negotiations are moving in a favorable direction. While it is difficult to predict the ultimate outcome of the negotiations, even a partial resolution, or at least a stabilization of tariffs, would be viewed favorably by the markets.

Fundamentals continue to be positive across emerging markets, with country balance sheets still in relatively good shape. Corporate earnings growth continues to be healthy, as we are looking for 10% – 12% for 2019 and is expected to eclipse earnings growth in the U.S. where the favorable impacts of the tax changes are rolling off. The emerging markets economic growth premium over developed markets contracted in 2018, but we expect that to widen again in 2019. Furthermore, valuations across emerging markets are attractive and roughly 15% below the mean, with the cyclically adjusted price to earnings ratio at roughly 30% below its historical average — a level last seen in late 2016. Finally, the secular trends in emerging markets remain intact with improving demographics and a rising middle class. All of this makes for a compelling reason to own emerging markets as part of a well-diversified portfolio. We continue to find attractive opportunities with the characteristics we seek — superior earnings growth at attractive valuations with revisions as the catalyst.

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Victory Sophus Emerging Markets Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	5/1/97		8/7/00		5/15/01	11/15/16	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI Emerging Markets Index (Net)[1]
One Year	–19.08%	–23.72%	–19.75%	–20.51%	–19.24%	–18.73%	–18.77%	–14.58%
Three Year	8.31%	6.19%	7.44%	7.44%	8.06%	N/A	8.69%	9.25%
Five Year	1.31%	0.11%	0.49%	0.49%	1.04%	N/A	1.65%	1.65%
Ten Year	7.57%	6.93%	6.73%	6.73%	7.24%	N/A	N/A	8.02%
Since Inception	6.49%	6.20%	6.48%	6.48%	8.60%	8.15%	9.28%	N/A
Expense Ratios
Gross	1.66%		2.46%		2.00%	1.39%	1.33%
With Applicable Waivers	1.34%		2.14%		1.58%	0.89%	0.99%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus supplement dated May 1, 2018 (supplemented June 29, 2018). Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sophus Emerging Markets Fund — Growth of $10,000

1The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
15

Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Small Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

The year opened up strong with persistent and pervasive growth around the globe pushing equities higher and contributing to a strong risk on mode. However, as we got further into the year, a stronger U.S. dollar, a more hawkish Federal Reserve with the yield on the U.S. 10-year Treasury bond eclipsing 3%, the U.S./China trade war escalation, the Turkish and Argentinian currency crises causing fear of contagion across emerging markets, and concerns of slowing growth in China all contributed to a rapid and deep sell-off in emerging markets equities in the middle of the year. Slowing global growth fears grew as it became apparent that the economic growth in the U.S. was not translating globally. These fears escalated with the heightening of the U.S./China trade war mid-year. Global equities experienced a major risk-off episode in October with the worst sell-off since 2012, with emerging markets underperforming. China was among the biggest influencers of the direction of emerging markets for the month as soft macro data, including lower manufacturing and GDP numbers, appeared to confirm fears of an economic slowdown there. Supportive measures announced by the Chinese government and central bank officials, such as a cut in the reserve requirement ratio and the proposal of personal tax cuts, did very little to alleviate these concerns. Rising interest rates, with the yield on the 10-year U.S. Treasury bond hitting the highest point since 2011, and the continued strength in the U.S. dollar also continued to weigh on the asset class. A rally in late November and in to December on growing optimism of a trade deal, and a more dovish Fed helped emerging markets equities recover some, but not all, of their losses.

Performance Update

The Victory Sophus Emerging Markets Small Cap Fund (the "Fund") seeks to provide long-term capital appreciation. The Fund was down 21.76% (Class A shares at net asset value) versus the MSCI Emerging Market Small Cap Index (net), which was down 18.59%.

Portfolio Review

The largest detractor from relative performance in the quarter was stock selection in the Consumer Discretionary sector. The largest contributor was stock selection in the Consumer Staples sector. On a country basis, the largest detractor was stock selection in South Korea. The largest contributor in the quarter was stock selection in China. Overall, consistent with our bottom-up process, stock selection had the largest impact on performance for the period versus country/sector allocation.

Outlook

2018 was a difficult year in emerging markets, to say the least. There was no shortage of headwinds for the asset class, including a stronger dollar. However, there is much to be optimistic about emerging markets for 2019. For starters, we expect the U.S. dollar to weaken, after rising 4.40% in 2018. We see the issues that boosted the dollar last year, namely stronger

16

Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Small Cap Fund (continued)

economic growth in the U.S. and higher interest rates, moderating in 2019 as fiscal stimulus measures have essentially played themselves out. Yet, a weaker dollar is not the only reason for our optimism. We believe the media attention about China's growth declining and the "loss of confidence" by the consumer is overblown. While recent retail sales figures are down, excluding autos, retail sales have been stable, while growth in the consumption of services is skyrocketing. Regarding the U.S./China trade dispute, as of this writing the trade truce that was agreed upon at the G20 meetings in December is ongoing (until March 1, 2019), and it appears the negotiations are moving in a favorable direction. While it is difficult to predict the ultimate outcome of the negotiations, even a partial resolution, or at least a stabilization of tariffs, would be viewed favorably by the markets.

Fundamentals continue to be positive across emerging markets, with country balance sheets still in relatively good shape. Corporate earnings growth continues to be healthy, as we are looking for 10% – 12% for 2019 and is expected to eclipse earnings growth in the U.S. where the favorable impacts of the tax changes are rolling off. The emerging markets economic growth premium over developed markets contracted in 2018, but we expect that to widen again in 2019. Furthermore, valuations across emerging markets are attractive and roughly 15% below the mean, with the cyclically adjusted price to earnings ratio at roughly 30% below its historical average — a level last seen in late 2016. Finally, the secular trends in emerging markets remain intact with improving demographics and a rising middle class. All of this makes for a compelling reason to own emerging markets as part of a well-diversified portfolio. We continue to find attractive opportunities with the characteristics we seek — superior earnings growth at attractive valuations with revisions as the catalyst.

17

Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Small Cap Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class Y
INCEPTION DATE	1/31/14		1/31/14		1/31/14
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	MSCI Emerging Markets Small Cap Index (Net)[1]
One Year	–21.76%	–26.27%	–22.31%	–22.89%	–21.57%	–18.59%
Three Year	3.92%	1.89%	2.45%	2.45%	4.18%	3.68%
Five Year	N/A	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	1.72%	0.50%	0.56%	0.56%	2.03%	N/A
Expense Ratios
Gross	3.03%		32.43%		2.22%
With Applicable Waivers	1.84%		2.59%		1.59%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sophus Emerging Markets Small Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity performance of small-capitalization companies in emerging markets countries. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Fair Value(a)
Common Stocks (95.1%)
Australia (7.2%):
Financials (1.8%):
Macquarie Group Ltd.	5,764	$441,406
Health Care (1.5%):
CSL Ltd.	2,749	358,992
Materials (1.9%):
BHP Billiton Ltd.	19,158	462,971
Real Estate (2.0%):
Scentre Group	174,713	480,214
		1,743,583
Belgium (0.5%):
Information Technology (0.5%):
Melexis NV	2,137	124,348
China (0.6%):
Communication Services (0.6%):
Tencent Holdings Ltd.	3,600	144,298
Denmark (1.2%):
Consumer Staples (1.2%):
Royal Unibrew A/S	4,092	282,785
France (7.8%):
Consumer Discretionary (2.8%):
Cie Generale des Etablissements Michelin	3,054	300,555
LVMH Moet Hennessy Louis Vuitton SA	1,332	389,924
		690,479
Energy (1.3%):
Total SA	5,796	305,669
Financials (1.6%):
AXA SA	18,275	394,356
Information Technology (1.5%):
Cap Gemini SA	3,605	358,522
Materials (0.6%):
Arkema SA	1,708	146,609
		1,895,635
Germany (7.7%):
Financials (2.0%):
Allianz SE	2,390	480,218
Health Care (0.7%):
Bayer AG	2,362	164,252
Industrials (2.2%):
Siemens AG	2,775	309,652
Washtec AG	3,165	219,004
		528,656

See notes to financial statements.

19

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Information Technology (1.4%):
SAP SE	3,588	$356,059
Real Estate (1.4%):
Vonovia SE	7,570	341,201
		1,870,386
Hong Kong (2.9%):
Financials (1.3%):
AIA Group Ltd.	28,400	235,929
BOC Hong Kong Holdings Ltd.	23,500	87,231
		323,160
Real Estate (1.2%):
CK Asset Holdings Ltd.	40,000	292,682
Utilities (0.4%):
HK Electric Investments & HK Electric Investments Ltd.	91,000	91,723
		707,565
Ireland (1.3%):
Industrials (1.3%):
Experian PLC	12,967	314,297
Italy (3.5%):
Financials (0.8%):
Banca Generali SpA	9,861	204,975
Health Care (0.7%):
Recordati SpA	4,900	169,665
Utilities (2.0%):
Enel SpA	82,501	478,213
		852,853
Japan (21.5%):
Communication Services (0.6%):
Nippon Telegraph & Telephone Corp.	3,400	138,737
Consumer Discretionary (4.5%):
Hikari Tsushin, Inc.	1,300	203,225
Toyota Motor Corp.	11,900	688,945
United Arrows Ltd.	6,000	191,210
		1,083,380
Consumer Staples (0.6%):
Matsumotokiyoshi Holdings Co. Ltd.	5,000	153,755
Financials (2.8%):
Jafco Co. Ltd.	4,800	152,077
Mitsubishi UFJ Financial Group, Inc.	58,600	287,628
Tokio Marine Holdings, Inc.	5,200	247,079
		686,784

See notes to financial statements.

20

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Health Care (2.8%):
Hoya Corp.	5,300	$319,634
Shionogi & Co. Ltd.	6,100	348,208
		667,842
Industrials (5.8%):
EN-Japan, Inc.	5,600	173,368
Fuji Electric Co. Ltd.	9,500	279,837
Hitachi Construction Machinery Co. Ltd.	7,800	182,554
ITOCHU Corp.	9,000	152,866
Kyowa Exeo Corp.	9,600	224,817
Okuma Corp.	2,600	123,776
Sanwa Holdings Corp.	22,500	255,498
		1,392,716
Information Technology (1.7%):
Fujitsu Ltd.	2,500	155,862
Oracle Corp. Japan	3,100	196,808
Ulvac, Inc.	2,400	69,297
		421,967
Materials (0.5%):
DIC Corp. (b)	4,200	128,510
Real Estate (1.0%):
Sumitomo Realty & Development	6,300	230,666
Utilities (1.2%):
Chubu Electric Power Co., Inc.	19,900	282,806
		5,187,163
Macau (0.8%):
Consumer Discretionary (0.8%):
Wynn Macau Ltd.	86,400	188,093
Netherlands (5.2%):
Communication Services (2.1%):
Koninklijke KPN NV	173,266	506,041
Financials (1.2%):
ING Groep NV	26,993	290,313
Industrials (1.9%):
Wolters Kluwer NV	7,827	460,221
		1,256,575
Norway (1.7%):
Energy (0.5%):
Aker BP ASA	5,215	131,576
Financials (1.2%):
SpareBank 1 SMN	29,059	283,617
		415,193

See notes to financial statements.

21

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Russian Federation (0.5%):
Materials (0.5%):
Evraz PLC	20,179	$123,547
Spain (2.4%):
Communication Services (1.6%):
Telefonica SA	44,575	375,155
Financials (0.8%):
Banco Santander SA	44,020	199,867
		575,022
Sweden (2.7%):
Industrials (2.7%):
Atlas Copco AB, Class B	22,060	483,639
Epiroc AB, Class B (c)	18,365	164,022
		647,661
Switzerland (9.2%):
Consumer Staples (2.8%):
Nestle SA, Registered Shares	8,277	672,058
Financials (0.9%):
UBS Group AG, Registered Shares	17,589	219,481
Health Care (5.5%):
Novartis AG	7,365	631,027
Roche Holding AG	2,798	694,911
		1,325,938
		2,217,477
United Kingdom (18.4%):
Consumer Discretionary (0.5%):
Next PLC	2,440	124,218
Consumer Staples (4.9%):
Britvic PLC	28,941	294,714
Diageo PLC	11,860	423,745
Unilever PLC	8,882	466,259
		1,184,718
Energy (3.2%):
BP PLC	57,548	363,745
Royal Dutch Shell PLC, Class A	13,986	411,584
		775,329
Financials (4.0%):
Close Brothers Group PLC	16,287	298,855
HSBC Holdings PLC	44,934	370,637
Legal & General Group PLC	97,697	287,807
		957,299
Health Care (1.3%):
Smith & Nephew PLC	16,775	313,958

See notes to financial statements.

22

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Industrials (1.5%):
RELX PLC	17,745	$365,853
Materials (3.0%):
Croda International PLC	4,471	266,971
Rio Tinto PLC	9,681	463,576
		730,547
		4,451,922
Total Common Stocks (Cost $22,998,260)		22,998,403
Preferred Stocks (1.6%)
Japan (1.6%):
Consumer Staples (1.6%):
Ito En Ltd.	17,300	379,889
Total Preferred Stocks (Cost $292,938)		379,889
Exchange-Traded Funds (1.3%)
United States (1.3%):
iShares MSCI EAFE ETF	5,265	309,477
Total Exchange-Traded Funds (Cost $349,279)		309,477
Total Investments (Cost $23,640,477) — 98.0%		23,687,769
Other assets in excess of liabilities — 2.0%		495,164
NET ASSETS — 100.00%		$24,182,933

(a)  All securities, except those traded on exchanges in the United States, were fair valued at December 31, 2018. See Note 2 for further information.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

23

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Fair Value(a)
Common Stocks (95.7%)
Australia (2.4%):
Financials (1.1%):
Macquarie Group Ltd.	5,068	$388,106
Health Care (1.3%):
CSL Ltd.	3,488	455,499
		843,605
Belgium (0.3%):
Information Technology (0.3%):
Melexis NV	1,879	109,336
Bermuda (0.4%):
Industrials (0.4%):
Triton International, Ltd./Ber	4,879	151,591
China (2.6%):
Communication Services (1.0%):
Tencent Holdings Ltd.	9,100	364,754
Consumer Staples (0.7%):
Foshan Haitan Flavouring	22,141	222,993
Financials (0.9%):
Industrial & Commercial Bank of China Ltd.	455,000	323,644
		911,391
Denmark (0.6%):
Consumer Staples (0.6%):
Royal Unibrew A/S	3,327	229,918
France (3.5%):
Consumer Discretionary (1.5%):
Cie Generale des Etablissements Michelin	2,422	238,357
LVMH Moet Hennessy Louis Vuitton SA	978	286,296
		524,653
Energy (0.8%):
Total SA	5,714	301,345
Financials (0.7%):
BNP Paribas SA	5,523	249,389
Materials (0.5%):
Arkema SA	2,083	178,797
		1,254,184
Germany (1.4%):
Financials (0.9%):
Hannover Rueck SE	2,283	307,638
Industrials (0.5%):
Washtec AG	2,841	196,585
		504,223

See notes to financial statements.

24

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Hong Kong (1.1%):
Energy (1.1%):
CNOOC Ltd.	257,957	$397,362
India (1.0%):
Consumer Staples (1.0%):
Nestle India Ltd.	2,339	371,165
Indonesia (0.7%):
Communication Services (0.7%):
PT Telekomunikasi Indonesia Persero TBK	893,600	233,698
Ireland (1.7%):
Industrials (1.7%):
Eaton Corp. PLC, ADR	8,613	591,369
Italy (2.9%):
Financials (0.7%):
Banca Generali SpA	13,035	270,951
Health Care (0.9%):
Recordati SpA	8,891	307,855
Utilities (1.3%):
Enel SpA	79,432	460,424
		1,039,230
Japan (7.9%):
Consumer Discretionary (2.3%):
Hikari Tsushin, Inc.	1,300	203,226
Toyota Motor Corp.	7,600	439,998
United Arrows Ltd.	5,700	181,649
		824,873
Financials (1.3%):
Jafco Co. Ltd.	3,900	123,562
Resona Holdings, Inc.	72,796	349,213
		472,775
Health Care (1.7%):
As One Corp.	4,479	306,619
Hoya Corp.	5,100	307,572
		614,191
Industrials (1.8%):
EN-Japan, Inc.	3,800	117,643
Hitachi Construction Machinery Co. Ltd.	8,500	198,938
Kyowa Exeo Corp.	7,300	170,954
Okuma Corp.	2,800	133,297
		620,832
Information Technology (0.2%):
Ulvac, Inc.	2,300	66,410

See notes to financial statements.

25

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Materials (0.6%):
DIC Corp.	6,200	$189,705
		2,788,786
Korea, Republic Of (0.9%):
Information Technology (0.9%):
Samsung Electronics Co. Ltd.	9,707	337,948
Macau (0.7%):
Consumer Discretionary (0.7%):
Wynn Macau Ltd.	112,000	243,824
Mexico (0.7%):
Industrials (0.7%):
Promotora y Operadora de Infraestructura SAB de CV	26,424	253,013
Netherlands (1.0%):
Industrials (1.0%):
Wolters Kluwer NV	6,072	357,029
Norway (1.7%):
Energy (0.6%):
Aker BP ASA	8,797	221,950
Financials (1.1%):
SpareBank 1 SMN	37,887	369,779
		591,729
Russian Federation (0.6%):
Materials (0.6%):
Evraz PLC	32,134	196,742
Singapore (0.9%):
Financials (0.9%):
Singapore Exchange Ltd.	64,000	335,498
Sweden (2.0%):
Industrials (2.0%):
Atlas Copco AB, Class B	16,268	356,656
Epiroc AB, Class B (b)	23,264	207,777
Nolato AB	3,124	129,373
		693,806
Switzerland (1.9%):
Health Care (1.9%):
Roche Holding AG	2,745	681,748
Taiwan (0.4%):
Financials (0.4%):
Cathay Financial Holding Co. Ltd.	91,000	139,310
United Kingdom (7.7%):
Consumer Discretionary (0.5%):
Next PLC	2,996	152,524

See notes to financial statements.

26

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Consumer Staples (2.6%):
Britvic PLC	31,118	$316,883
Diageo PLC	6,868	245,386
Unilever PLC	6,791	356,492
		918,761
Financials (1.2%):
Close Brothers Group PLC	12,238	224,558
HSBC Holdings PLC	25,371	209,272
		433,830
Industrials (1.1%):
RELX PLC	19,398	399,933
Materials (2.0%):
Croda International PLC	4,539	271,032
Rio Tinto PLC	9,250	442,937
		713,969
Utilities (0.3%):
Severn Trent PLC	4,258	98,688
		2,717,705
United States (50.7%):
Communication Services (5.1%):
Alphabet, Inc., Class C (b)	613	634,829
Facebook, Inc., Class A (b)	3,703	485,426
Verizon Communications, Inc.	12,530	704,437
		1,824,692
Consumer Discretionary (5.8%):
Amazon.com, Inc. (b)	499	749,483
McDonald's Corp.	2,878	511,046
Ross Stores, Inc.	5,133	427,066
The TJX Co., Inc.	8,409	376,219
		2,063,814
Consumer Staples (3.5%):
Colgate-Palmolive Co.	9,247	550,382
PepsiCo, Inc.	6,236	688,953
		1,239,335
Energy (2.7%):
ConocoPhillips	7,621	475,169
Phillips 66	5,479	472,016
		947,185
Financials (8.3%):
Bank of America Corp.	15,539	382,881
CME Group, Inc.	2,215	416,686
JPMorgan Chase & Co.	6,777	661,570
MSCI, Inc.	3,563	525,293
The PNC Financial Services Group, Inc.	4,535	530,187
The Progressive Corp.	7,075	426,835
		2,943,452

See notes to financial statements.

27

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Health Care (7.3%):
Amgen, Inc.	2,898	$564,154
Celgene Corp. (b)	3,887	249,118
CVS Health Corp.	5,225	342,342
Eli Lilly & Co.	5,650	653,818
Johnson & Johnson	6,053	781,139
		2,590,571
Industrials (3.5%):
3M Co.	3,487	664,413
HD Supply Holdings, Inc. (b)	6,840	256,637
Honeywell International, Inc.	2,302	304,140
		1,225,190
Information Technology (11.8%):
Apple, Inc.	4,740	747,687
Cisco Systems, Inc.	16,205	702,163
Mastercard, Inc., Class A	4,867	918,159
Microsoft Corp.	13,073	1,327,825
Texas Instruments, Inc.	5,414	511,623
		4,207,457
Real Estate (1.1%):
Liberty Property Trust	9,447	395,640
Utilities (1.6%):
MGE Energy, Inc.	9,609	576,156
		18,013,492
Total Common Stocks (Cost $29,610,156)		33,987,702
Preferred Stocks (0.7%)
Brazil (0.7%):
Financials (0.7%):
Itau Unibanco Holding S.A.	28,815	263,749
Total Preferred Stocks (Cost $174,713)		263,749
Exchange-Traded Funds (0.1%)
United States (0.1%):
iShares MSCI ACWI ETF	517	33,171
Total Exchange-Traded Funds (Cost $35,063)		33,171
Total Investments (Cost $29,819,932) — 96.5%		34,284,622
Other assets in excess of liabilities — 3.5%		1,232,539
NET ASSETS — 100.00%		$35,517,161

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Bermuda and Mexico were fair valued at December 31, 2018. See Note 2 for further information.

(b)  Non-income producing security.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

28

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Fair Value(a)
Common Stocks (94.5%)
Australia (0.6%):
Materials (0.6%):
BHP Billiton Ltd., ADR (b)	36,352	$1,755,438
Brazil (7.5%):
Communication Services (0.5%):
TIM Participacoes SA	450,200	1,375,366
Consumer Discretionary (2.0%):
Construtora Tenda SA	192,000	1,587,872
Lojas Renner SA	235,000	2,564,077
Tupy SA	308,000	1,597,897
		5,749,846
Energy (1.4%):
Petroleo Brasileiro SA, ADR	293,985	3,824,745
Financials (1.4%):
Banco Bradesco SA, ADR	411,850	4,073,196
Health Care (0.6%):
Odontoprev SA	490,800	1,739,019
Materials (0.9%):
Vale SA, ADR	193,852	2,556,908
Real Estate (0.7%):
Multiplan Empreendimentos Imobiliarios SA	325,100	2,037,337
		21,356,417
Chile (0.4%):
Energy (0.4%):
Empresas COPEC SA	99,437	1,197,503
China (23.1%):
Communication Services (7.3%):
Autohome, Inc., ADR (b)	13,504	1,056,418
Baidu, Inc., ADR (c)	14,902	2,363,457
NetEase, Inc., ADR	7,194	1,693,252
Tencent Holdings Ltd.	397,815	15,945,583
		21,058,710
Consumer Discretionary (3.7%):
Alibaba Group Holding Ltd., ADR (c)	68,026	9,324,324
JNBY Design Ltd. (b)	827,500	1,159,853
		10,484,177
Consumer Staples (1.6%):
Ausnutria Dairy Corp. Ltd. (b)	1,318,000	1,479,982
Chlitina Holding Ltd.	156,000	1,305,754
Want Want China Holdings Ltd.	2,798,000	1,957,800
		4,743,536

See notes to financial statements.

29

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Energy (0.7%):
PetroChina Co. Ltd.	3,328,000	$2,065,144
Financials (6.4%):
China Construction Bank Corp.	9,174,857	7,513,342
Industrial & Commercial Bank of China Ltd.	7,125,000	5,068,051
Ping An Insurance Group Co. of China Ltd. (b)	656,000	5,787,612
		18,369,005
Health Care (0.3%):
3SBio, Inc. (d)	664,500	849,565
Industrials (1.4%):
China Railway Construction Corp. Ltd.	2,805,500	3,896,998
Materials (1.0%):
Anhui Conch Cement Co. Ltd.	603,000	2,916,157
Utilities (0.7%):
ENN Energy Holdings Ltd.	221,000	1,964,322
		66,347,614
Greece (0.8%):
Communication Services (0.5%):
Hellenic Telecommunications Organization SA	125,401	1,368,054
Industrials (0.3%):
Mytilineos Holdings SA	94,199	784,811
		2,152,865
Hong Kong (7.7%):
Communication Services (1.3%):
China Mobile Ltd.	371,500	3,595,085
Consumer Discretionary (1.0%):
Pacific Textiles Holdings	1,653,000	1,469,132
Xinyi Glass Holdings Ltd.	1,292,000	1,427,300
		2,896,432
Energy (1.2%):
CNOOC Ltd.	2,145,000	3,304,204
Health Care (0.4%):
CSPC Pharmaceutical Group Ltd. (b)	860,000	1,234,584
Industrials (1.1%):
NWS Holdings Ltd.	1,528,000	3,137,752
Information Technology (0.3%):
Kingboard Laminates Holdings Ltd.	1,139,000	940,923
Real Estate (2.4%):
China Resources Land Ltd.	576,000	2,215,825
Shimao Property Holdings Ltd.	1,724,000	4,592,016
		6,807,841
		21,916,821

See notes to financial statements.

30

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Hungary (0.6%):
Financials (0.6%):
OTP Bank Public Co. Ltd.	41,826	$1,691,699
India (8.5%):
Consumer Discretionary (0.7%):
Mahindra & Mahindra Ltd.	164,717	1,895,454
Consumer Staples (0.8%):
Nestle India Ltd.	15,035	2,385,833
Energy (1.5%):
Reliance Industries Ltd.	271,129	4,351,832
Financials (1.0%):
Cholamandalam Investment and Finance Co. Ltd.	48,914	882,079
Indusind Bank Ltd.	89,686	2,053,826
		2,935,905
Industrials (1.4%):
Larsen & Toubro Ltd.	188,004	3,869,222
Information Technology (1.8%):
HCL Technologies Ltd.	144,364	1,995,088
Infosys Technologies, ADR	327,251	3,115,430
		5,110,518
Materials (0.6%):
Tata Steel Ltd.	223,136	1,663,974
Utilities (0.7%):
Mahanagar Gas Ltd.	164,558	2,129,759
		24,342,497
Indonesia (2.9%):
Consumer Discretionary (1.0%):
PT Astra International TBK	2,689,600	1,541,385
PT Sri Rejeki Isman TBK	53,451,100	1,335,537
		2,876,922
Consumer Staples (0.6%):
PT Indofood CBP Sukses Makmur TBK	2,396,700	1,744,470
Financials (1.3%):
PT Bank Negara Indonesia Persero TBK	6,043,800	3,708,463
		8,329,855
Korea, Republic Of (13.2%):
Communication Services (0.5%):
LG Uplus Corp.	91,839	1,451,571
Consumer Discretionary (2.8%):
Fila Korea Ltd.	53,924	2,604,870
Hotel Shilla Co. Ltd.	25,471	1,747,267
LG Electronics, Inc.	38,958	2,184,697
Youngone Corp.	43,959	1,514,071
		8,050,905

See notes to financial statements.

31

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Consumer Staples (0.4%):
Neopharm Co. Ltd. (c)	29,074	$1,174,922
Energy (0.5%):
SK Innovation Co. Ltd.	9,776	1,569,329
Financials (2.1%):
Hana Financial Group, Inc.	69,822	2,271,013
KB Financial Group, Inc.	89,905	3,750,887
		6,021,900
Industrials (1.6%):
Doosan Infracore Co. Ltd. (b) (c)	266,330	1,814,625
Samsung Engineering Co., Ltd. (c)	166,915	2,636,239
		4,450,864
Information Technology (5.3%):
Samsung Electro-Mechanics Co. Ltd. (b)	13,872	1,293,287
Samsung Electronics Co. Ltd.	400,054	13,927,815
		15,221,102
		37,940,593
Malaysia (1.0%):
Financials (0.5%):
Ammb Holdings Berhad	1,370,300	1,437,399
Industrials (0.5%):
Malaysia Airports Holdings Berhad	732,600	1,484,902
		2,922,301
Mexico (1.7%):
Consumer Discretionary (0.2%):
El Puerto de Liverpool Sab de CV	79,813	512,526
Financials (1.1%):
Banco del Bajio SA (d)	390,924	763,432
Grupo Financiero Banorte SAB de CV	495,628	2,416,110
		3,179,542
Materials (0.4%):
Alpek SAB de CV (c)	986,183	1,207,143
		4,899,211
Philippines (0.4%):
Financials (0.4%):
Metro Pacific Investments Co.	13,178,000	1,159,892
Poland (0.4%):
Financials (0.4%):
Bank Pekao SA	42,329	1,234,878
Russian Federation (3.7%):
Energy (1.9%):
LUKOIL PJSC, ADR	77,098	5,511,929
		5,511,929

See notes to financial statements.

32

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Financials (0.6%):
Sberbank of Russia PJSC, ADR	165,080	$1,808,971
		1,808,971
Materials (0.5%):
ALROSA AO	952,300	1,345,174
Utilities (0.7%):
Inter RAO UES PJSC	34,687,000	1,930,749
		10,596,823
Saudi Arabia (0.7%):
Financials (0.7%):
Al Rajhi Bank	89,963	2,096,639
South Africa (6.6%):
Communication Services (1.5%):
Naspers Ltd.	21,619	4,339,458
Consumer Discretionary (0.5%):
The Foschini Group Ltd.	125,776	1,456,159
Consumer Staples (0.7%):
The SPAR Group Ltd.	129,979	1,877,316
Financials (2.8%):
Absa Group Ltd.	321,840	3,621,393
Capitec Bank Holdings Ltd.	30,201	2,346,322
Nedbank Group Ltd.	112,205	2,145,456
		8,113,171
Materials (0.5%):
AngloGold Ashanti, Ltd.	119,907	1,527,130
Real Estate (0.6%):
Growthpoint Properties, Ltd.	1,017,795	1,658,585
		18,971,819
Taiwan (10.2%):
Consumer Staples (0.7%):
TCI Co. Ltd.	115,749	1,947,804
Financials (2.3%):
CTBC Financial Holding Co. Ltd.	5,900,000	3,880,755
Yuanta Financial Holding Co. Ltd.	5,604,000	2,817,392
		6,698,147
Industrials (0.5%):
Far Eastern New Century Corp.	1,712,000	1,554,814
Information Technology (5.9%):
Chipbond Technology Corp.	806,000	1,618,475
Elite Material Co. Ltd.	341,000	729,423
Largan Precision Co. Ltd.	18,000	1,878,271
Taiwan Semiconductor Manufacturing Co. Ltd.	1,744,998	12,671,250
		16,897,419

See notes to financial statements.

33

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Materials (0.8%):
Formosa Plastics Corp.	652,000	$2,143,189
		29,241,373
Thailand (3.2%):
Energy (0.8%):
PTT Exploration & Production	675,300	2,343,723
Financials (1.3%):
Bangkok Bank PCL	386,500	2,412,360
TMB Bank Public Corp.	16,146,700	1,091,985
		3,504,345
Health Care (0.6%):
Bumrungrad Hospital PCL	295,600	1,701,645
Materials (0.5%):
Indorama Ventures	873,800	1,458,318
		9,008,031
Turkey (0.0%): (e)
Consumer Discretionary (0.0%): (e)
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (c)	1	1
United Arab Emirates (0.8%):
Financials (0.8%):
National Bank of Abu Dhabi PJSC	603,756	2,317,788
United Kingdom (0.5%):
Materials (0.5%):
Anglo American PLC	64,735	1,447,297
Total Common Stocks (Cost $277,068,908)		270,927,355
Preferred Stocks (2.4%)
Brazil (2.4%):
Financials (2.0%):
Itau Unibanco Holding S.A.	625,800	5,728,066
Industrials (0.4%):
Randon SA Implementos e Participacoes	510,600	1,219,261
		6,947,327
Total Preferred Stocks (Cost $6,088,233)		6,947,327
Collateral for Securities Loaned^ (1.8%)
United States (1.8%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (f)	966,527	966,527
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (f)	1,396,586	1,396,586
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (f)	43,127	43,127
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (f)	536,966	536,966

See notes to financial statements.

34

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (f)	859,091	$859,091
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (f)	1,288,718	1,288,718
Total Collateral for Securities Loaned (Cost $5,091,015)		5,091,015
Total Investments (Cost $288,248,156) — 98.7%		282,965,697
Other assets in excess of liabilities — 1.3%		3,863,108
NET ASSETS — 100.00%		$286,828,805

^  Purchased with cash collateral from securities on loan.

(a)  All securities, except those traded on exchanges in the United States (including ADRs) and Mexico were fair valued at December 31, 2018. See Note 2 for further information.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $1,612,997 and amounted to 0.6% of net assets.

(e)  Amount represents less than 0.05% of net assets.

(f)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

35

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Fair Value(a)
Common Stocks (99.9%)
Brazil (6.3%):
Consumer Discretionary (3.3%):
Arezzo Industria E Comercio SA	3,700	$52,540
Construtora Tenda SA	6,100	50,448
Tupy SA	7,500	38,910
		141,898
Financials (1.2%):
Banco ABC Brasil SA	11,800	51,367
Materials (0.9%):
Bradespar SA	5,100	41,678
Real Estate (0.9%):
Iguatemi EMP de Shopping	3,600	38,609
		273,552
Chile (1.6%):
Energy (0.8%):
Geopark Ltd. (b)	2,497	34,509
Materials (0.8%):
Capital SA	3,721	32,648
		67,157
China (10.3%):
Consumer Discretionary (0.6%):
JNBY Design Ltd. (c)	19,000	26,631
Consumer Staples (3.3%):
Ausnutria Dairy Corp. Ltd. (c)	47,000	52,776
Chlitina Holding Ltd.	6,000	50,221
Tianyun International Holdings Ltd.	272,000	38,914
		141,911
Health Care (1.2%):
Livzon Pharmaceutical Group, Inc.	7,600	22,040
Luye Pharma Group Ltd. (c) (d)	46,000	32,018
		54,058
Industrials (0.8%):
Shenzhen Expressway Co. Ltd., Class H	30,000	33,070
Information Technology (0.7%):
Chinasoft International Ltd. (c)	58,000	28,879
Materials (2.1%):
China Bluechemical, Ltd., Class H	98,000	30,791
China Oriental Group Co., Ltd.	46,000	27,420
West China Cement Ltd.	242,000	32,824
		91,035

See notes to financial statements.

36

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Real Estate (1.2%):
China Sce Property Holdings (c)	144,000	$52,489
Utilities (0.4%):
China Tian Lun Gas Holdings Ltd.	23,500	19,371
		447,444
Greece (2.3%):
Industrials (1.2%):
Mytilineos Holdings SA	5,930	49,405
Utilities (1.1%):
Terna Energy SA	7,558	48,408
		97,813
Hong Kong (3.6%):
Communication Services (1.1%):
Citic Telecom International Holdings Ltd.	134,000	47,028
Consumer Discretionary (0.8%):
Pacific Textiles Holdings	39,000	34,662
Information Technology (0.7%):
Kingboard Laminates Holdings Ltd.	38,500	31,805
Real Estate (1.0%):
Yuexiu Property Co. Ltd.	228,000	41,903
		155,398
India (16.5%):
Consumer Discretionary (1.5%):
V-Mart Retail Ltd.	1,768	65,551
Financials (1.8%):
Cholamandalam Investment and Finance Co. Ltd.	1,816	32,748
Manappuram Finance Ltd.	34,481	45,903
		78,651
Health Care (1.4%):
Jubilant Life Sciences Ltd.	6,130	62,352
Industrials (3.8%):
Escorts Ltd.	6,126	61,906
L&T Technology Services Ltd. (d)	2,045	50,011
NRB Bearings Ltd.	18,296	54,389
		166,306
Information Technology (2.2%):
NIIT Technologies Ltd.	2,578	42,429
RP- SG Business Process Services (b) (e) (f)	681	4,728
RP- SG Retail Ltd. (b) (e) (f)	2,044	4,730
Zensar Technologies Ltd.	12,650	42,031
		93,918

See notes to financial statements.

37

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Materials (3.7%):
Heidelberg Cement India Ltd.	24,938	$53,929
Meghmani Organics Ltd.	41,634	35,800
Phillips Carbon Black Ltd.	14,945	44,206
West Coast Paper Mills Ltd.	5,473	24,243
		158,178
Utilities (2.1%):
CESC Ltd.	3,783	36,183
Mahanagar Gas Ltd.	4,140	53,581
		89,764
		714,720
Indonesia (2.3%):
Consumer Discretionary (2.3%):
PT Mitra Adiperkasa TBK	1,000,000	55,926
PT Sri Rejeki Isman TBK	1,673,200	41,807
		97,733
Korea, Republic Of (17.0%):
Consumer Discretionary (3.7%):
Fila Korea Ltd.	1,316	63,571
Hotel Shilla Co. Ltd.	562	38,552
Youngone Corp.	1,667	57,416
		159,539
Consumer Staples (0.8%):
Neopharm Co. Ltd. (b)	919	37,138
Financials (0.5%):
DGB Financial Group, Inc.	3,091	23,028
Health Care (3.6%):
Caregen Co. Ltd.	547	34,886
Dong-A ST Co. Ltd. (b)	352	32,979
I-Sens, Inc.	2,026	40,857
Rayence Co. Ltd.	3,134	46,147
		154,869
Industrials (3.3%):
Doosan Infracore Co. Ltd. (b)	8,740	59,549
NICE Information Service Co. Ltd.	4,423	43,366
Samsung Engineering Co., Ltd. (b)	2,520	39,801
		142,716
Information Technology (4.1%):
DuzonBizon Co. Ltd.	1,133	52,803
KoMiCo Ltd.	1,589	30,502
Partron Co. Ltd.	5,121	37,633
SFA Engineering Corp.	644	20,005
Tokai Carbon Korea Co. Ltd. (b)	991	35,948
		176,891

See notes to financial statements.

38

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Materials (1.0%):
Hansol Chemical Co. Ltd.	643	$44,677
		738,858
Malaysia (2.2%):
Financials (1.0%):
RHB Capital Berhad	35,300	45,166
Industrials (1.2%):
Malaysia Airports Holdings Berhad	25,700	52,091
		97,257
Mexico (3.2%):
Financials (1.6%):
Banco del Bajio SA (d)	20,618	40,265
Credito Real Sab de CV	30,218	27,176
		67,441
Materials (0.7%):
Alpek SAB de CV (b)	24,496	29,984
Real Estate (0.9%):
Macquarie Mexico Real Estate Management SA de CV (d)	43,175	38,873
		136,298
Peru (2.1%):
Financials (1.1%):
Intercorp Financial Services, Inc.	1,190	49,980
Industrials (1.0%):
Ferreycorp Saa	56,825	42,855
		92,835
Philippines (1.4%):
Consumer Discretionary (0.7%):
Bloomberry Resorts Corp.	173,800	31,081
Financials (0.7%):
Metro Pacific Investments Co.	355,000	31,246
		62,327
Russian Federation (0.8%):
Financials (0.8%):
Bank St Petersburg PJSC	53,468	34,109
Singapore (0.9%):
Communication Services (0.9%):
IGG, Inc.	28,000	38,400
South Africa (5.7%):
Consumer Discretionary (0.8%):
The Foschini Group Ltd.	2,954	34,200

See notes to financial statements.

39

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Consumer Staples (2.1%):
Clover Industries Ltd.	38,895	$49,175
The SPAR Group Ltd.	2,805	40,513
		89,688
Materials (1.8%):
African Rainbow Minerals Ltd.	5,138	50,945
AngloGold Ashanti, Ltd.	2,304	29,344
		80,289
Real Estate (1.0%):
Vukile Property Fund Ltd.	30,301	42,094
		246,271
Switzerland (0.9%):
Materials (0.9%):
Ferrexpo PLC	15,613	38,731
Taiwan (19.0%):
Communication Services (0.5%):
Samebest Co. Ltd.	5,000	22,143
Consumer Discretionary (2.9%):
Power Wind Health Industry, Inc.	6,000	30,862
Poya Co. Ltd.	4,000	41,219
Topkey Corp.	15,000	51,632
		123,713
Consumer Staples (1.2%):
TCI Co. Ltd.	3,229	54,337
Financials (1.2%):
Chailease Holding Co. Ltd.	16,000	50,468
Health Care (1.1%):
Bioteque Corp.	16,000	49,308
Industrials (3.4%):
Sinmag Equipment Corp.	10,383	37,714
United Integrated Services Co. Ltd.	20,000	58,390
Xxentria Technology Material	23,000	50,008
		146,112
Information Technology (7.7%):
ASMedia Technology, Inc.	3,000	48,612
Chipbond Technology Corp.	30,000	60,241
Elite Material Co. Ltd.	19,000	40,642
First Hi-Tec Enterprise Co. Ltd.	23,000	28,757
Flexium Interconnect, Inc.	13,000	31,544
Getac Technology Corp.	23,000	30,006
Parade Technologies Ltd.	4,000	56,264
Sino-American Silicon Products, Inc.	20,000	39,784
		335,850

See notes to financial statements.

40

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Materials (1.0%):
Shinkong Synthetic Fibers Corp.	114,000	$42,733
		824,664
Thailand (3.2%):
Consumer Discretionary (0.6%):
Somboon Advance Technology PCL	59,600	28,019
Consumer Staples (0.9%):
Haad Thip PCL	87,100	37,256
Financials (1.7%):
Kiatnakin Bank PCL	21,000	42,770
TMB Bank Public Corp.	460,400	31,136
		73,906
		139,181
Turkey (0.6%):
Consumer Discretionary (0.6%):
Kordsa Teknik Tekstil AS	14,424	26,688
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (b)	—	1
		26,689
Total Common Stocks (Cost $4,533,823)		4,329,437
Preferred Stocks (1.1%)
Brazil (1.1%):
Industrials (1.1%):
Randon SA Implementos e Participacoes	20,600	49,191
Total Preferred Stocks (Cost $40,180)		49,191
Collateral for Securities Loaned^ (1.0%)
United States (1.0%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (g)	7,974	7,974
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (g)	11,523	11,523
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (g)	356	356
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (g)	4,430	4,430
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (g)	7,088	7,088
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (g)	10,633	10,633
Total Collateral for Securities Loaned (Cost $42,004)		42,004
Total Investments (Cost $4,616,007) — 102.0%		4,420,632
Liabilities in excess of other assets — (2.0)%		(84,752)
NET ASSETS — 100.00%		$4,335,880

^  Purchased with cash collateral from securities on loan.

(a)  All securities, except those traded on exchanges in the United States, Chile, Mexico Peru and Turkey were fair valued at December 31, 2018. See Note 2 for further information.

See notes to financial statements.

41

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2018

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $161,167 and amounted to 3.7% of net assets.

(e)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.2% of the Fund's net assets as of December 31, 2018. (See Note 2)

(f)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, illiquid securities were 0.2% of the Fund's net assets.

(g)  Rate disclosed is the daily yield on December 31, 2018.

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

42

Victory Portfolios	Statements of Assets and Liabilities December 31, 2018
	Victory RS International Fund		Victory RS Global Fund
ASSETS:
Investments, at value (Cost $23,640,477 and $29,819,932)	$23,687,769	(a)	$34,284,622
Cash and cash equivalents	467,858		416,292
Interest and dividends receivable	20,994		37,834
Receivable for capital shares issued	86,163		785,917
Reclaims receivable	82,475		40,482
Receivable from Adviser	26,346		42,898
Prepaid expenses	14,793		14,828
Total Assets	24,386,398		35,622,873
LIABILITIES:
Payables:
Capital shares redeemed	152,772		35,190
Accrued foreign capital gains taxes	—		10,295
Accrued expenses and other payables:
Investment advisory fees	16,632		23,620
Administration fees	1,274		1,808
Custodian fees	4,627		3,447
Transfer agent fees	7,046		6,663
Chief Compliance Officer fees	18		25
Trustees' fees	37		42
12b-1 fees	2,418		2,013
Other accrued expenses	18,641		22,609
Total Liabilities	203,465		105,712
NET ASSETS:
Capital	24,018,055		31,423,471
Total distributable earnings/(loss)	164,878		4,093,690
Net Assets	$24,182,933		$35,517,161
Net Assets
Class A Shares	$15,716,034		$5,694,504
Class C Shares	702,075		2,357,813
Class R Shares	1,785,558		1,920,103
Class Y Shares	5,979,266		25,544,741
Total	$24,182,933		$35,517,161
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,478,252		493,989
Class C Shares	90,524		211,009
Class R Shares	179,518		133,601
Class Y Shares	571,304		2,237,494
Total	2,319,598		3,076,093
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$10.63		$11.53
Class C Shares (b)	7.76		11.17
Class R Shares	9.95		14.37
Class Y Shares	10.47		11.42
Maximum Sales Charge — Class A Shares	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.28		$12.23

(a)  Includes $127,225 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

43

Victory Portfolios	Statements of Assets and Liabilities December 31, 2018
	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
ASSETS:
Investments, at value (Cost $288,248,156 and $4,616,007)	$282,965,697	(a)	$4,420,632	(b)
Foreign currency, at value (Cost $291,948 and $37,102)	293,234		37,632
Cash and cash equivalents	6,212,517		—
Interest and dividends receivable	899,126		10,623
Receivable for capital shares issued	7,034,452		—
Receivable for investments sold	1,215,635		15,074
Reclaims receivable	2,587		424
Receivable from Adviser	177,843		25,560
Prepaid expenses	15,564		24,207
Total Assets	298,816,655		4,534,152
LIABILITIES:
Payables:
Collateral received on loaned securities	5,091,015		42,004
Custodian	—		36,763
Investments purchased	3,946,172		80,457
Capital shares redeemed	2,493,935		—
Accrued foreign capital gains taxes	15,750		2
Accrued expenses and other payables:
Investment advisory fees	238,560		3,963
Administration fees	14,657		195
Custodian fees	55,443		8,778
Transfer agent fees	60,198		—
Chief Compliance Officer fees	202		2
Trustees' fees	200		21
12b-1 fees	13,342		84
Other accrued expenses	58,376		26,003
Total Liabilities	11,987,850		198,272
NET ASSETS:
Capital	306,755,847		4,712,630
Total distributable earnings/(loss)	(19,927,042)		(376,750)
Net Assets	$286,828,805		$4,335,880
Net Assets
Class A Shares	$56,822,649		$334,150
Class C Shares	10,140,646		112,442
Class R Shares	12,504,978		—
Class R6 Shares	29,228,002		—
Class Y Shares	178,132,530		3,889,288
Total	$286,828,805		$4,335,880
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,256,372		55,020
Class C Shares	776,298		20,342
Class R Shares	764,047		—
Class R6 Shares	1,652,738		—
Class Y Shares	10,158,423		642,549
Total	16,607,878		717,911

(continues on next page)
See notes to financial statements.

44

Victory Portfolios	Statements of Assets and Liabilities December 31, 2018

  (continued)

	Victory Sophus Emerging Markets Fund	Victory Sophus Emerging Markets Small Cap Fund
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$17.45	$6.07
Class C Shares (c)	13.06	5.53
Class R Shares	16.37	—
Class R6 Shares	17.68	—
Class Y Shares	17.54	6.05
Maximum Sales Charge — Class A Shares	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$18.51	$6.44

(a)  Includes $5,736,308 of securities on loan.

(b)  Includes $113,840 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

45

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2018
	Victory RS International Fund	Victory RS Global Fund
Investment Income:
Dividends	$835,471	$900,957
Interest	6,575	7,953
Securities lending (net of fees)	3,773	2,323
Foreign tax withholding	(86,041)	(59,814)
Total Income	759,778	851,419
Expenses:
Investment advisory fees	198,708	273,414
Administration fees	15,475	20,711
12b-1 fees — Class A Shares	43,293	9,613
12b-1 fees — Class C Shares	8,702	24,214
12b-1 fees — Class R Shares	11,853	9,080
Custodian fees	14,666	16,387
Transfer agent fees	1,621	1,887
Transfer agent fees — Class A Shares	30,398	5,877
Transfer agent fees — Class C Shares	1,135	2,056
Transfer agent fees — Class R Shares	4,891	3,805
Transfer agent fees — Class Y Shares	4,856	23,876
Trustees' fees	2,455	3,023
Chief Compliance Officer fees	185	255
Legal and audit fees	12,270	20,334
State registration and filing fees	57,932	50,843
Interest expense on interfund lending	16	37
Other expenses	25,969	21,368
Total Expenses	434,425	486,780
Expenses waived/reimbursed by Adviser	(152,046)	(205,996)
Net Expenses	282,379	280,784
Net Investment Income (Loss)	477,399	570,635
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	1,177,830	860,931
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,529,981)	(3,474,816)
Net realized/unrealized gains (losses) on investments	(3,352,151)	(2,613,885)
Change in net assets resulting from operations	$(2,874,752)	$(2,043,250)

See notes to financial statements.

46

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2018
	Victory Sophus Emerging Markets Fund	Victory Sophus Emerging Markets Small Cap Fund
Investment Income:
Dividends	$8,202,427	$139,616
Interest	76,653	1,408
Securities lending (net of fees)	56,486	2,483
Foreign tax withholding	(835,090)	(14,920)
Total Income	7,500,476	128,587
Expenses:
Investment advisory fees	2,929,181	66,683
Accounting fees	21,750	14,536
Administration fees	175,623	3,554
12b-1 fees — Class A Shares	183,006	1,467
12b-1 fees — Class C Shares	140,748	1,197
12b-1 fees — Class R Shares	83,686	—
Custodian fees	216,403	44,266
Transfer agent fees	11,312	1,416
Transfer agent fees — Class A Shares	105,583	1,099
Transfer agent fees — Class C Shares	17,257	116
Transfer agent fees — Class R Shares	28,275	—
Transfer agent fees — Class R6 Shares	704	—
Transfer agent fees — Class Y Shares	143,137	3,634
Trustees' fees	22,597	957
Chief Compliance Officer fees	2,165	39
Legal and audit fees	41,011	35,231
State registration and filing fees	78,027	39,356
Interest expense on line of credit	—	529
Interest expense on interfund lending	3,582	358
Other expenses	73,846	12,426
Total Expenses	4,277,893	226,864
Expenses waived/reimbursed by Adviser	(879,454)	(143,951)
Net Expenses	3,398,439	82,913
Net Investment Income (Loss)	4,102,037	45,674
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	(14,539,496)	226,109
Foreign taxes on realized gains	(277,354)	(19,468)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(57,146,396)	(1,418,532)
Net change in accrued foreign taxes on unrealized gains	103,782	4,881
Net realized/unrealized gains (losses) on investments	(71,859,464)	(1,207,010)
Change in net assets resulting from operations	$(67,757,427)	$(1,161,336)

See notes to financial statements.

47

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS International Fund		Victory RS Global Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$477,399	$401,339	$570,635	$405,880
Net realized gains (losses) from investment transactions	1,177,830	1,791,820	860,931	2,548,077
Net change in unrealized appreciation (depreciation) on investments	(4,529,981)	3,271,207	(3,474,816)	3,951,915
Change in net assets resulting from operations	(2,874,752)	5,464,366	(2,043,250)	6,905,872
Distributions to Shareholders: (a)
Class A Shares	(284,566)	(307,863)	(235,004)	(543,276)
Class C Shares	(11,666)	(15,363)	(90,683)	(156,755)
Class R Shares	(31,806)	(37,846)	(63,429)	(67,741)
Class Y Shares	(123,500)	(60,563)	(1,171,457)	(2,464,785)
From return of capital:
Class A Shares	—	—	—	(24,057)
Class C Shares	—	—	—	(15,460)
Class R Shares	—	—	—	(9,829)
Class Y Shares	—	—	—	(172,663)
Change in net assets resulting from distributions to shareholders	(451,538)	(421,635)	(1,560,573)	(3,454,566)
Change in net assets resulting from capital transactions	2,287,100	(2,752,912)	6,560,242	(168,624)
Change in net assets	(1,039,190)	2,289,819	2,956,419	3,282,682
Net Assets:
Beginning of period	25,222,123	22,932,304	32,560,742	29,278,060
End of period	$24,182,933	$25,222,123	$35,517,161	$32,560,742

(a) Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

48

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS International Fund		Victory RS Global Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,288,447	$1,345,259	$3,860,237	$1,476,336
Distributions reinvested	281,572	303,958	234,677	299,166
Cost of shares redeemed	(3,237,246)	(3,555,832)	(1,373,547)	(4,335,139)
Total Class A Shares	$(667,227)	$(1,906,615)	$2,721,367	$(2,559,637)
Class C Shares
Proceeds from shares issued	$194,402	$226,561	$971,122	$883,436
Distributions reinvested	11,611	15,271	85,530	160,643
Cost of shares redeemed	(465,668)	(651,693)	(594,065)	(336,156)
Total Class C Shares	$(259,655)	$(409,861)	$462,587	$707,923
Class R Shares
Proceeds from shares issued	$223,517	$284,156	$1,047,820	$2,569,832
Distributions reinvested	31,806	37,846	63,412	77,532
Cost of shares redeemed	(706,064)	(580,176)	(1,274,358)	(10,029,938)
Total Class R Shares	$(450,741)	$(258,174)	$(163,126)	$(7,382,574)
Class Y Shares
Proceeds from shares issued	$4,390,231	$969,642	$9,260,102	$22,829,087
Distributions reinvested	120,168	59,974	1,155,690	1,560,504
Cost of shares redeemed	(845,676)	(1,207,878)	(6,876,378)	(15,323,927)
Total Class Y Shares	$3,664,723	$(178,262)	$3,539,414	$9,065,664
Change in net assets resulting from capital transactions	$2,287,100	$(2,752,912)	$6,560,242	$(168,624)
Share Transactions:
Class A Shares
Issued	195,662	120,481	307,527	120,545
Reinvested	26,639	25,183	20,347	24,663
Redeemed	(271,037)	(325,652)	(105,006)	(354,909)
Total Class A Shares	(48,736)	(179,988)	222,868	(209,701)
Class C Shares
Issued	23,020	27,427	76,188	73,426
Reinvested	1,506	1,725	7,669	13,614
Redeemed	(53,829)	(78,607)	(47,913)	(27,946)
Total Class C Shares	(29,303)	(49,455)	35,944	59,094
Class R Shares
Issued	20,065	27,454	63,257	170,015
Reinvested	3,216	3,349	4,422	5,165
Redeemed	(65,948)	(55,683)	(78,778)	(706,954)
Total Class R Shares	(42,667)	(24,880)	(11,099)	(531,774)
Class Y Shares
Issued	373,965	92,834	722,761	1,869,856
Reinvested	11,555	5,048	101,047	129,913
Redeemed	(75,831)	(107,225)	(538,364)	(1,264,469)
Total Class Y Shares	309,689	(9,343)	285,444	735,300
Change in Shares	188,983	(263,666)	533,157	52,919

See notes to financial statements.

49

Victory Portfolios	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$4,102,037	$1,686,452	$45,674	$259,221
Net realized gains (losses) from investment transactions	(14,816,850)	30,635,213	206,641	6,453,418
Net change in unrealized appreciation (depreciation) on investments	(57,042,614)	32,531,177	(1,413,651)	730,976
Change in net assets resulting from operations	(67,757,427)	64,852,842	(1,161,336)	7,443,615
Distributions to Shareholders: (a)
Class A Shares	(2,404,521)	(594,980)	(77,275)	(842,366)
Class C Shares	(487,115)	(68,358)	(28,802)	(23,925)
Class R Shares	(557,638)	(98,067)	—	—
Class R6 Shares	(1,290,095)	(210,158)	—	—
Class Y Shares	(7,886,236)	(1,012,266)	(697,233)	(4,435,661)
Change in net assets resulting from distributions to shareholders	(12,625,605)	(1,983,829)	(803,310)	(5,301,952)
Change in net assets resulting from capital transactions	137,334,265	16,704,818	(938,856)	(14,739,226)
Change in net assets	56,951,233	79,573,831	(2,903,502)	(12,597,563)
Net Assets:
Beginning of period	229,877,572	150,303,741	7,239,382	19,836,945
End of period	$286,828,805	$229,877,572	$4,335,880	$7,239,382

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

50

Victory Portfolios	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$33,865,822	$20,837,049	$292,487	$1,276,676
Distributions reinvested	2,332,176	584,720	77,275	357,781
Cost of shares redeemed	(39,120,936)	(30,515,779)	(1,300,280)	(2,905,000)
Total Class A Shares	$(2,922,938)	$(9,094,010)	$(930,518)	$(1,270,543)
Class C Shares
Proceeds from shares issued	$2,799,033	$1,966,975	$115,563	$72,090
Distributions reinvested	472,508	65,677	24,961	16,457
Cost of shares redeemed	(5,728,052)	(3,118,915)	(64,924)	(3,538)
Total Class C Shares	$(2,456,511)	$(1,086,263)	$75,600	$85,009
Class R Shares
Proceeds from shares issued	$3,155,291	$2,791,073	—	—
Distributions reinvested	555,098	97,665	—	—
Cost of shares redeemed	(5,171,495)	(6,899,965)	—	—
Total Class R Shares	$(1,461,106)	$(4,011,227)	—	—
Class R6 Shares
Proceeds from shares issued	$19,872,256	$17,691,890	—	—
Distributions reinvested	1,290,095	210,158	—	—
Cost of shares redeemed	(4,453,645)	(2,432,331)	—	—
Total Class R6 Shares	$16,708,706	$15,469,717	—	—
Class Y Shares
Proceeds from shares issued	$220,978,809	$59,171,528	$5,720,498	$907,791
Distributions reinvested	7,831,210	982,783	697,233	164,526
Cost of shares redeemed	(101,343,905)	(44,727,710)	(6,501,669)	(14,626,009)
Total Class Y Shares	$127,466,114	$15,426,601	$(83,938)	$(13,553,692)
Change in net assets resulting from capital transactions	$137,334,265	$16,704,818	$(938,856)	$(14,739,226)

(continues on next page)

See notes to financial statements.

51

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Share Transactions:
Class A Shares
Issued	1,521,048	1,030,403	28,462	108,129
Reinvested	134,716	26,315	12,922	34,350
Redeemed	(1,795,173)	(1,527,262)	(130,028)	(260,693)
Total Class A Shares	(139,409)	(470,544)	(88,644)	(118,214)
Class C Shares
Issued	165,816	129,894	12,466	6,492
Reinvested	36,742	3,899	4,588	1,705
Redeemed	(354,786)	(213,961)	(7,100)	(328)
Total Class C Shares	(152,228)	(80,168)	9,954	7,869
Class R Shares
Issued	152,588	152,502	—	—
Reinvested	34,252	4,675	—	—
Redeemed	(266,765)	(372,484)	—	—
Total Class R Shares	(79,925)	(215,307)	—	—
Class R6 Shares
Issued	957,135	924,676	—	—
Reinvested	73,315	9,340	—	—
Redeemed	(200,408)	(115,292)	—	—
Total Class R6 Shares	830,042	818,724	—	—
Class Y Shares
Issued	10,283,738	2,896,397	632,138	85,217
Reinvested	448,845	44,012	116,985	15,771
Redeemed	(5,031,804)	(2,238,279)	(670,562)	(1,307,165)
Total Class Y Shares	5,700,779	702,130	78,561	(1,206,177)
Change in Shares	6,159,259	754,835	(129)	(1,316,522)

See notes to financial statements.

52

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$12.12	$9.84	$9.78		$9.87	$13.24
Investment Activities:
Net investment income (loss) (a)	0.23	0.19	0.16		0.15	0.23
Net realized and unrealized gains (losses) on investments	(1.52)	2.29	(0.07)		(0.09)	(0.98)
Total from Investment Activities	(1.29)	2.48	0.09		0.06	(0.75)
Distributions to Shareholders:
Net investment income	(0.20)	(0.20)	(0.17)		(0.15)	(0.21)
Net realized gains from investments	—	—	—		—	(2.41)
Total Distributions to Shareholders	(0.20)	(0.20)	(0.17)		(0.15)	(2.62)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.14		—	—
Net Asset Value, End of Period	$10.63	$12.12	$9.84		$9.78	$9.87
Total Return (excludes sales charge)	(10.65)%	25.26%	2.41	%(b)	0.64%	(5.80)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,716	$18,512	$16,799		$19,416	$22,388
Ratio of net expenses to average net assets	1.13%	1.20%	1.40%		1.40%	1.40%
Ratio of net investment income (loss) to average net assets	1.97%	1.66%	1.64%		1.49%	1.74%
Ratio of gross expenses to average net assets (c)	1.61%	1.81%	1.95%		1.89%	1.81%
Portfolio turnover (d)	52%	60%	103%		117%	186%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

53

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$8.89	$7.26	$7.26		$7.36	$10.62
Investment Activities:
Net investment income (loss) (a)	0.11	0.08	0.07		0.05	0.06
Net realized and unrealized gains (losses) on investments	(1.11)	1.68	(0.08)		(0.07)	(0.78)
Total from Investment Activities	(1.00)	1.76	(0.01)		(0.02)	(0.72)
Distributions to Shareholders:
Net investment income	(0.13)	(0.13)	(0.13)		(0.08)	(0.13)
Net realized gains from investments	—	—	—		—	(2.41)
Total Distributions to Shareholders	(0.13)	(0.13)	(0.13)		(0.08)	(2.54)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.14		—	—
Net Asset Value, End of Period	$7.76	$8.89	$7.26		$7.26	$7.36
Total Return (excludes contingent deferred sales charge)	(11.24)%	24.25%	1.77	%(b)	(0.27)%	(6.90)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$702	$1,066	$1,228		$1,969	$2,418
Ratio of net expenses to average net assets	1.88%	1.95%	2.15%		2.27%	2.55%
Ratio of net investment income (loss) to average net assets	1.23%	0.92%	0.97%		0.65%	0.54%
Ratio of gross expenses to average net assets (c)	3.52%	3.26%	3.05%		2.82%	2.75%
Portfolio turnover (d)	52%	60%	103%		117%	186%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

54

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$11.35	$9.23	$9.18		$9.27	$12.63
Investment Activities:
Net investment income (loss) (a)	0.19	0.15	0.11		0.11	0.15
Net realized and unrealized gains (losses) on investments	(1.42)	2.14	(0.06)		(0.09)	(0.94)
Total from Investment Activities	(1.23)	2.29	0.05		0.02	(0.79)
Distributions to Shareholders:
Net investment income	(0.17)	(0.17)	(0.14)		(0.11)	(0.16)
Net realized gains from investments	—	—	—		—	(2.41)
Total Distributions to Shareholders	(0.17)	(0.17)	(0.14)		(0.11)	(2.57)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.14		—	—
Net Asset Value, End of Period	$9.95	$11.35	$9.23		$9.18	$9.27
Total Return	(10.85)%	24.85%	2.06	%(b)	0.22%	(6.37)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,786	$2,522	$2,279		$2,707	$3,403
Ratio of net expenses to average net assets	1.38%	1.48%	1.80%		1.86%	1.96%
Ratio of net investment income (loss) to average net assets	1.73%	1.39%	1.26%		1.10%	1.20%
Ratio of gross expenses to average net assets (c)	2.31%	2.48%	2.29%		2.28%	2.19%
Portfolio turnover (d)	52%	60%	103%		117%	186%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

55

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$11.93	$9.69	$9.62		$9.70	$13.08
Investment Activities:
Net investment income (loss) (a)	0.23	0.22	0.18		0.18	0.25
Net realized and unrealized gains (losses) on investments	(1.47)	2.26	(0.06)		(0.09)	(0.96)
Total from Investment Activities	(1.24)	2.48	0.12		0.09	(0.71)
Distributions to Shareholders:
Net investment income	(0.22)	(0.24)	(0.19)		(0.17)	(0.26)
Net realized gains from investments	—	—	—		—	(2.41)
Total Distributions to Shareholders	(0.22)	(0.24)	(0.19)		(0.17)	(2.67)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.14		—	—
Net Asset Value, End of Period	$10.47	$11.93	$9.69		$9.62	$9.70
Total Return	(10.38)%	25.56%	2.69	%(b)	0.92%	(5.60)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,979	$3,122	$2,626		$3,904	$4,221
Ratio of net expenses to average net assets	0.88%	0.94%	1.15%		1.15%	1.15%
Ratio of net investment income (loss) to average net assets	1.97%	1.98%	1.93%		1.76%	1.95%
Ratio of gross expenses to average net assets (c)	1.62%	1.85%	1.80%		1.75%	1.51%
Portfolio turnover (d)	52%	60%	103%		117%	186%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

56

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$12.75	$11.16	$11.56	$11.56	$11.65
Investment Activities:
Net investment income (loss) (a)	0.20	0.15	0.13	0.11	0.10
Net realized and unrealized gains (losses) on investments	(0.90)	2.53	0.65	0.32	0.45
Total from Investment Activities	(0.70)	2.68	0.78	0.43	0.55
Distributions to Shareholders:
Net investment income	(0.16)	—	(0.03)	(0.11)	(0.08)
Net realized gains from investments	(0.36)	(1.00)	(1.15)	(0.32)	(0.56)
Return of Capital	—	(0.09)	—	—	—
Total Distributions to Shareholders	(0.52)	(1.09)	(1.18)	(0.43)	(0.64)
Net Asset Value, End of Period	$11.53	$12.75	$11.16	$11.56	$11.56
Total Return (excludes sales charge)	(5.45)%	24.48%	6.67%	3.68%	4.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,695	$3,456	$5,366	$13,857	$13,015
Ratio of net expenses to average net assets	0.94%	1.17%	1.40%	1.36%	1.40%
Ratio of net investment income (loss) to average net assets	1.51%	1.24%	1.12%	0.90%	0.85%
Ratio of gross expenses to average net assets (b)	1.75%	1.90%	1.71%	1.57%	1.63%
Portfolio turnover (c)	58%	187%	184%	90%	130%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

57

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$12.38	$10.95	$11.42	$11.43	$11.54
Investment Activities:
Net investment income (loss) (a)	0.10	0.05	0.05	0.01	0.01
Net realized and unrealized gains (losses) on investments	(0.87)	2.47	0.63	0.32	0.44
Total from Investment Activities	(0.77)	2.52	0.68	0.33	0.45
Distributions to Shareholders:
Net investment income	(0.08)	—	—	(0.02)	—
Net realized gains from investments	(0.36)	(1.00)	(1.15)	(0.32)	(0.56)
Return of Capital	—	(0.09)	—	—	—
Total Distributions to Shareholders	(0.44)	(1.09)	(1.15)	(0.34)	(0.56)
Net Asset Value, End of Period	$11.17	$12.38	$10.95	$11.42	$11.43
Total Return (excludes contingent deferred sales charge)	(6.20)%	23.47%	5.92%	2.85%	3.87%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,358	$2,167	$1,270	$7,367	$6,538
Ratio of net expenses to average net assets	1.70%	1.91%	2.16%	2.17%	2.17%
Ratio of net investment income (loss) to average net assets	0.79%	0.41%	0.41%	0.11%	0.10%
Ratio of gross expenses to average net assets (b)	2.59%	3.00%	2.44%	2.38%	2.43%
Portfolio turnover (c)	58%	187%	184%	90%	130%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$15.76	$13.62	$11.50		$11.50	$11.59
Investment Activities:
Net investment income (loss) (a)	0.20	0.05	0.09		0.06	0.06
Net realized and unrealized gains (losses) on investments	(1.10)	3.18	3.43		0.32	0.44
Total from Investment Activities	(0.90)	3.23	3.52		0.38	0.50
Distributions to Shareholders:
Net investment income	(0.13)	—	(0.25)		(0.06)	(0.03)
Net realized gains from investments	(0.36)	(1.00)	(1.15)		(0.32)	(0.56)
Return of Capital	—	(0.09)	—		—	—
Total Distributions to Shareholders	(0.49)	(1.09)	(1.40)		(0.38)	(0.59)
Net Asset Value, End of Period	$14.37	$15.76	$13.62		$11.50	$11.50
Total Return	(5.68)%	24.09%	30.57	%(b)	3.23%	4.25%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,920	$2,281	$9,213		$5,265	$5,272
Ratio of net expenses to average net assets	1.20%	1.61%	1.68%		1.78%	1.80%
Ratio of net investment income (loss) to average net assets	1.25%	0.38%	0.74%		0.50%	0.47%
Ratio of gross expenses to average net assets (c)	2.34%	2.76%	1.81%		2.00%	2.04%
Portfolio turnover (d)	58%	187%	184%		90%	130%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, the share class recognized certain expense reimbursements and due to the fluctuation in average net assets during the same period the total return reflected is significantly higher than the other share classes of the Fund. The total return would have been 6.39% had the expense reimbursements not occurred.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

59

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$12.63	$11.04	$11.60	$11.59	$11.67
Investment Activities:
Net investment income (loss) (a)	0.23	0.18	0.15	0.15	0.14
Net realized and unrealized gains (losses) on investments	(0.89)	2.50	0.67	0.31	0.45
Total from Investment Activities	(0.66)	2.68	0.82	0.46	0.59
Distributions to Shareholders:
Net investment income	(0.19)	—	(0.23)	(0.13)	(0.11)
Net realized gains from investments	(0.36)	(1.00)	(1.15)	(0.32)	(0.56)
Return of Capital	—	(0.09)	—	—	—
Total Distributions to Shareholders	(0.55)	(1.09)	(1.38)	(0.45)	(0.67)
Net Asset Value, End of Period	$11.42	$12.63	$11.04	$11.60	$11.59
Total Return	(5.17)%	24.75%	7.01%	3.96%	5.04%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,544	$24,657	$13,430	$15,871	$15,334
Ratio of net expenses to average net assets	0.70%	0.88%	1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	1.80%	1.44%	1.30%	1.21%	1.17%
Ratio of gross expenses to average net assets (b)	1.20%	1.32%	1.36%	1.36%	1.33%
Portfolio turnover (c)	58%	187%	184%	90%	130%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

60

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$22.52	$15.98	$14.60		$17.22	$19.34
Investment Activities:
Net investment income (loss) (a)	0.24	0.16	0.11		0.10	0.12
Net realized and unrealized gains (losses) on investments	(4.54)	6.55	1.38		(2.33)	(0.82)
Total from Investment Activities	(4.30)	6.71	1.49		(2.23)	(0.70)
Distributions to Shareholders:
Net investment income	(0.13)	(0.17)	(0.15)		—	(0.17)
Net realized gains from investments	(0.64)	—	—		(0.39)	(1.25)
Total Distributions to Shareholders	(0.77)	(0.17)	(0.15)		(0.39)	(1.42)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.04		—	—
Net Asset Value, End of Period	$17.45	$22.52	$15.98		$14.60	$17.22
Total Return (excludes sales charge)	(19.08)%	42.08%	10.50	%(b)	(12.94)%	(3.54)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$56,823	$76,485	$61,767		$74,837	$123,778
Ratio of net expenses to average net assets	1.34%	1.54%	1.65%		1.57%	1.65%
Ratio of net investment income (loss) to average net assets	1.11%	0.80%	0.73%		0.60%	0.62%
Ratio of gross expenses to average net assets (c)	1.61%	1.66%	1.67%		1.57%	1.69%
Portfolio turnover (d)	118%	113%	120%		111%	138%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

61

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$17.07	$12.17		$11.20		$13.43	$15.43
Investment Activities:
Net investment income (loss) (a)	0.05	—	(b)	(0.01)		(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	(3.42)	4.97		1.05		(1.82)	(0.64)
Total from Investment Activities	(3.37)	4.97		1.04		(1.84)	(0.67)
Distributions to Shareholders:
Net investment income	— (b)	(0.07)		(0.11)		—	(0.08)
Net realized gains from investments	(0.64)	—		—		(0.39)	(1.25)
Total Distributions to Shareholders	(0.64)	(0.07)		(0.11)		(0.39)	(1.33)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—		0.04		—	—
Net Asset Value, End of Period	$13.06	$17.07		$12.17		$11.20	$13.43
Total Return (excludes contingent deferred sales charge)	(19.75)%	40.96%		9.62	%(c)	(13.68)%	(4.25)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,141	$15,854		$12,273		$15,096	$21,416
Ratio of net expenses to average net assets	2.14%	2.34%		2.45%		2.38%	2.45%
Ratio of net investment income (loss) to average net assets	0.31%	—	%(d)	(0.09)%		(0.19)%	(0.18)%
Ratio of gross expenses to average net assets (e)	2.40%	2.46%		2.48%		2.38%	2.45%
Portfolio turnover (f)	118%	113%		120%		111%	138%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(d)  Amount is less than 0.005%.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

62

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$21.18	$15.03	$13.76		$16.31	$18.44
Investment Activities:
Net investment income (loss) (a)	0.18	0.09	0.07		0.05	0.07
Net realized and unrealized gains (losses) on investments	(4.26)	6.17	1.30		(2.21)	(0.79)
Total from Investment Activities	(4.08)	6.26	1.37		(2.16)	(0.72)
Distributions to Shareholders:
Net investment income	(0.09)	(0.11)	(0.14)		—	(0.16)
Net realized gains from investments	(0.64)	—	—		(0.39)	(1.25)
Total Distributions to Shareholders	(0.73)	(0.11)	(0.14)		(0.39)	(1.41)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.04		—	—
Net Asset Value, End of Period	$16.37	$21.18	$15.03		$13.76	$16.31
Total Return	(19.24)%	41.69%	10.26	%(b)	(13.23)%	(3.81)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,505	$17,875	$15,923		$18,648	$24,143
Ratio of net expenses to average net assets	1.58%	1.83%	1.87%		1.87%	1.94%
Ratio of net investment income (loss) to average net assets	0.89%	0.50%	0.50%		0.33%	0.36%
Ratio of gross expenses to average net assets (c)	1.91%	2.00%	1.87%		1.87%	1.94%
Portfolio turnover (d)	118%	113%	120%		111%	138%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

63

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class R6 Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016(a)
Net Asset Value, Beginning of Period	$22.81	$16.16	$15.91
Investment Activities:
Net investment income (loss) (b)	0.34	0.34	0.04
Net realized and unrealized gains (losses) on investments	(4.62)	6.57	0.25
Total from Investment Activities	(4.28)	6.91	0.29
Distributions to Shareholders:
Net investment income	(0.21)	(0.26)	(0.04)
Net realized gains from investments	(0.64)	—	—
Total Distributions to Shareholders	(0.85)	(0.26)	(0.04)
Net Asset Value, End of Period	$17.68	$22.81	$16.16
Total Return (c)	(18.73)%	42.77%	1.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$29,228	$18,762	$64
Ratio of net expenses to average net assets (d)	0.89%	1.03%	1.16%
Ratio of net investment income (loss) to average net assets (d)	1.59%	1.66%	1.79%
Ratio of gross expenses to average net assets (d) (e)	1.24%	1.39%	21.70%
Portfolio turnover (c) (f)	118%	113%	120%

(a)  Class R6 Shares commenced operations on November 15, 2016.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

64

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$22.64	$16.05	$14.61		$17.22	$19.38
Investment Activities:
Net investment income (loss) (a)	0.35	0.21	0.18		0.15	0.20
Net realized and unrealized gains (losses) on investments	(4.61)	6.62	1.37		(2.34)	(0.83)
Total from Investment Activities	(4.26)	6.83	1.55		(2.19)	(0.63)
Distributions to Shareholders:
Net investment income	(0.20)	(0.24)	(0.15)		(0.03)	(0.28)
Net realized gains from investments	(0.64)	—	—		(0.39)	(1.25)
Total Distributions to Shareholders	(0.84)	(0.24)	(0.15)		(0.42)	(1.53)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.04		—	—
Net Asset Value, End of Period	$17.54	$22.64	$16.05		$14.61	$17.22
Total Return	(18.77)%	42.59%	10.86	%(b)	(12.73)%	(3.18)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$178,132	$100,902	$60,277		$98,634	$124,357
Ratio of net expenses to average net assets	0.99%	1.18%	1.32%		1.30%	1.31%
Ratio of net investment income (loss) to average net assets	1.64%	1.07%	1.17%		0.89%	1.03%
Ratio of gross expenses to average net assets (c)	1.30%	1.33%	1.38%		1.30%	1.31%
Portfolio turnover (d)	118%	113%	120%		111%	138%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

65

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Small Cap Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$10.13	$9.75		$9.69	$10.31	$10.00
Investment Activities:
Net investment income (loss) (b)	0.04	0.12		0.04	0.01	0.03
Net realized and unrealized gains (losses) on investments	(2.27)	3.86		0.02	(0.63)	0.28
Total from Investment Activities	(2.23)	3.98		0.06	(0.62)	0.31
Distributions to Shareholders:
Net investment income	—	(0.12)		—	—	—
Net realized gains from investments	(1.83)	(3.48)		—	—	—
Total Distributions to Shareholders	(1.83)	(3.60)		—	—	—
Net Asset Value, End of Period	$6.07	$10.13		$9.75	$9.69	$10.31
Total Return (excludes sales charge) (c)	(21.76)%	42.55%		0.62%	(6.01)%	3.10%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$334	$1,456		$2,552	$5,083	$6,808
Ratio of net expenses to average net assets (d)	1.75%	1.75%		1.75%	1.92%	1.88%
Ratio of net investment income (loss) to average net assets (d)	0.39%	1.07%		0.44%	0.08%	0.30%
Ratio of gross expenses to average net assets (d) (e)	5.77%	2.94%		2.29%	2.44%	2.29%
Portfolio turnover (c) (f)	200%	227	%(g)	141%	107%	110%

(a)  Class A Shares commenced operations on January 31, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)  Portfolio turnover increased due to change within portfolio holdings during the year.

See notes to financial statements.

66

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Small Cap Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$9.51	$9.34		$9.56	$10.23	$10.00
Investment Activities:
Net investment income (loss) (b)	0.01	(0.02)		(0.02)	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	(2.16)	3.75		(0.20)	(0.62)	0.27
Total from Investment Activities	(2.15)	3.73		(0.22)	(0.67)	0.23
Distributions to Shareholders:
Net investment income	—	(0.08)		—	—	—
Net realized gains from investments	(1.83)	(3.48)		—	—	—
Total Distributions to Shareholders	(1.83)	(3.56)		—	—	—
Net Asset Value, End of Period	$5.53	$9.51		$9.34	$9.56	$10.23
Total Return (excludes contingent deferred sales charge) (c)	(22.31)%	41.68%		(2.30)%	(6.55)%	2.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$112	$99		$24	$2,617	$2,586
Ratio of net expenses to average net assets (d)	2.51%	2.50%		2.50%	2.54%	2.69%
Ratio of net investment income (loss) to average net assets (d)	0.11%	(0.21)%		(0.18)%	(0.50)%	(0.43)%
Ratio of gross expenses to average net assets (d) (e)	13.96%	32.34%		3.12%	3.05%	3.10%
Portfolio turnover (c) (f)	200%	227	%(g)	141%	107%	110%

(a)  Class C Shares commenced operations on January 31, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)  Portfolio turnover increased due to change within portfolio holdings during the year.

See notes to financial statements.

67

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Small Cap Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$10.08	$9.75		$9.74	$10.32	$10.00
Investment Activities:
Net investment income (loss) (b)	0.09	0.15		0.06	0.06	0.08
Net realized and unrealized gains (losses) on investments	(2.29)	3.87		0.02	(0.64)	0.26
Total from Investment Activities	(2.20)	4.02		0.08	(0.58)	0.34
Distributions to Shareholders:
Net investment income	—	(0.21)		(0.07)	—	(0.02)
Net realized gains from investments	(1.83)	(3.48)		—	—	—
Return of Capital	—	—		—	—	— (c)
Total Distributions to Shareholders	(1.83)	(3.69)		(0.07)	—	(0.02)
Net Asset Value, End of Period	$6.05	$10.08		$9.75	$9.74	$10.32
Total Return (d)	(21.57)%	43.02%		0.79%	(5.62)%	3.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,890	$5,685		$17,261	$17,581	$18,440
Ratio of net expenses to average net assets (e)	1.51%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (e)	0.94%	1.32%		0.62%	0.53%	0.76%
Ratio of gross expenses to average net assets (e) (f)	3.82%	2.13%		1.98%	2.01%	1.91%
Portfolio turnover (d) (g)	200%	227	%(h)	141%	107%	110%

(a)  Class Y Shares commenced operations on January 31, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(h)  Portfolio turnover increased due to change within portfolio holdings during the year.

See notes to financial statements.

68

Victory Portfolios	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following four Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS International Fund	RS International Fund	Classes A, C, R and Y
Victory RS Global Fund	RS Global Fund	Classes A, C, R and Y
Victory Sophus Emerging Markets Fund	Sophus Emerging Markets Fund	Classes A, C, R, R6 and Y
Victory Sophus Emerging Markets Small Cap Fund	Sophus Emerging Markets Small Cap Fund	Classes A, C and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

69

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Funds use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities		Investments in Securities	Investments in Securities
RS International Fund
Common Stocks	$—		$22,998,403	$22,998,403
Preferred Stocks	—		379,889	379,889
Exchange-Traded Funds	309,477		—	309,477
Total	309,477		23,378,292	23,687,769
RS Global Fund
Common Stocks	19,009,464	(a)	14,978,238	33,987,702
Preferred Stocks	—		263,749	263,749
Exchange-Traded Funds	33,171		—	33,171
Total	19,042,635		15,241,987	34,284,622
Sophus Emerging Markets Fund
Common Stocks	38,538,918	(b)	232,388,437	270,927,355
Preferred Stocks	—		6,947,327	6,947,327
Collateral for Securities Loaned	5,091,015		—	5,091,015
Total	43,629,933		239,335,764	282,965,697
Sophus Emerging Markets Small Cap Fund
Common Stocks	263,642	(c)	4,065,795	4,329,437
Preferred Stocks	—		49,191	49,191
Collateral for Securities Loaned	42,004		—	42,004
Total	305,646		4,114,986	4,420,632

(a)  All securities categorized as United States (including ADRs), Bermuda and Mexico.

(b)  All securities categorized as Mexico and ADRs.

(c)  All securities categorized as Chile, Mexico, Peru and Turkey.

70

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Real Estate Investment Trusts ("REITS"):

The Funds may invest in REITS which report information on the source of their distributions annually. REITS are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITS during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Foreign Exchange Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2018, the Funds had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from

71

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
RS International Fund	$127,225	$—	$—	$—	$312,294	$185,069
Sophus Emerging Markets Fund	5,736,308	5,091,015	—	3,636	881,939	240,282
Sophus Emerging Markets Small Cap Fund	113,840	42,004	47,072	31,512	242	6,990

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distribution reclassification, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

72

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2018, on the Statements of Assets and Liabilities, there were no reclassification adjustments as a result of permanent book-to-class differences.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
RS International Fund	$14,732,135	$12,558,758
RS Global Fund	24,936,121	19,264,991
Sophus Emerging Markets Fund	459,599,403	335,920,968
Sophus Emerging Markets Small Cap Fund	10,592,953	12,051,039

For the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

73

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
RS International Fund	0.80%
RS Global Fund	0.80%
Sophus Emerging Markets Fund	1.00%
Sophus Emerging Markets Small Cap Fund	1.25%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Variable Insurance Funds, Victory Institutional Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor

74

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of Class A Shares of the Funds. For the fiscal year ended December 31, 2018, the Distributor received approximately $20,576 from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2018, the expense limits (excluding voluntary waivers) are as follows:

	In effect January 1, 2018 until April 30, 2019
	Class A Shares		Class C Shares		Class R Shares		Class R6 Shares		Class Y Shares
RS International Fund	1.13%		1.88%		1.38%		N/A		0.88%
RS Global Fund	0.85	%(a)	1.60	%(a)	1.10	%(a)	N/A		0.60	%(a)
Sophus Emerging Markets Fund	1.34	%(b)	2.14	%(b)	1.58	%(b)	0.89	%(b)	0.99	%(b)
Sophus Emerging Markets Small Cap Fund	1.75%		2.50%		N/A		N/A		1.50%
	Was in effect from January 1, 2018 until May 31, 2018
	Class A Shares		Class C Shares		Class R Shares		Class R6 Shares		Class Y Shares
RS Global Fund	1.09%		1.84%		1.34%		N/A		0.84%

(a)  In effect from June 1, 2018 until at least April 30, 2019.

(b)  In effect until July 31, 2019.

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

As of December 31, 2018, the following amounts are available to be repaid to the Adviser.

	Expires 12/31/19	Expires 12/31/20	Expires 12/31/21	Total
RS International Fund	$54,419	$178,334	$152,046	$384,799
RS Global Fund	40,586	181,379	205,996	427,961
Sophus Emerging Markets Fund	54,398	287,244	879,454	1,221,096
Sophus Emerging Markets Small Cap Fund	41,003	157,277	143,951	342,231

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150 thousand in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on line of credit.

The average loans for the days outstanding and average interest rate for each Fund during the year ended December 31, 2018 were as follows:

	Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Sophus Emerging Markets Small Cap Fund	$—	$663,636	11	2.67%	$900,000

*  For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2018 were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
RS International Fund	Borrower	$—	$87,000	3	2.19%	$87,000
RS Global Fund	Borrower	—	202,000	3	2.19%	202,000
Sophus Emerging Markets Fund	Borrower	—	3,609,786	14	2.64%	7,534,000
Sophus Emerging Markets Small Cap Fund	Borrower	—	300,882	17	2.57%	608,000

*  For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS International Fund	$451,538	$—	$451,538	$451,538
RS Global Fund	710,732	849,841	1,560,573	1,560,573
Sophus Emerging Markets Fund	2,823,595	9,802,010	12,625,605	12,625,605
Sophus Emerging Markets Small Cap Fund	328,246	475,064	803,310	803,310

	Year Ended December 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
RS International Fund	$421,635	$—	$421,635	$—	$421,635
RS Global Fund	2,099,092	1,133,465	3,232,557	222,009	3,454,566
Sophus Emerging Markets Fund	1,983,829	—	1,983,829	—	1,983,829
Sophus Emerging Markets Small Cap Fund	2,808,292	2,493,660	5,301,952	—	5,301,952

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Total Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Accumulated Earnings (Deficit)
RS International Fund	$422,959	$149,059	$572,018	$—	$—	$(407,140)	$164,878
RS Global Fund	128	—	128	—	(30,258)	4,123,820	4,093,690
Sophus Emerging Markets Fund	121,264	—	121,264	(12,387,465)	—	(7,660,841)	(19,927,042)
Sophus Emerging Markets Small Cap Fund	20,628	—	20,628	—	(174,531)	(222,847)	(376,750)

*  Qualified Late-year Losses above are comprised of post-October capital losses and post-October specified losses incurred after October 31, 2018. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and mark to market adjustments on passive foreign investment companies.

As of the tax year ended December 31, 2018, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the table below:

	Short-Term Amount	Long-Term Amount	Total
Sophus Emerging Markets Fund	$12,387,465	$—	$12,387,465

During the tax year ended December 31, 2018, the RS International Fund utilized $1,020,470 of CLCFs.

At December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS International Fund	$24,093,264	$4,632,289	$(5,037,784)	$(405,495)
RS Global Fund	30,149,525	7,932,081	(3,796,984)	4,135,097
Sophus Emerging Markets Fund	290,616,755	54,120,134	(61,771,192)	(7,651,058)
Sophus Emerging Markets Small Cap Fund	4,643,647	1,277,638	(1,500,653)	(223,015)

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

	Shareholder	Percent
Sophus Emerging Markets Small Cap Fund	Gerlach Nominee And Co. LLC	47.2%
Sophus Emerging Markets Small Cap Fund	UBS Financial Services Inc.	39.9%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduced two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in this report. The Funds' compliance date for Form N-PORT was June 1, 2018, and the Funds will make their initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Funds were required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Funds' compliance date for Form N-CEN was June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Funds' adoption of these amendments has no effect on the net assets or results of operations.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds' adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds' net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Funds were as follows:

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2018
	RS International Fund	RS Global Fund	Sophus Emerging Markets Fund	Sophus Emerging Markets Small Cap Fund
Distributions to Shareholders:
From net investment income:
Class A Shares	$(307,863)	$—	$(594,980)	$(17,106)
Class C Shares	(15,363)	—	(68,358)	(797)
Class R Shares	(37,846)	—	(98,067)	—
Class R6 Shares	—	—	(210,158)	—
Class Y Shares	(60,563)	—	(1,012,266)	(118,026)
From net realized gains:
Class A Shares	$—	$(543,276)	$—	$(825,260)
Class C Shares	—	(156,755)	—	(23,128)
Class R Shares	—	(67,741)	—	—
Class Y Shares	—	(2,464,785)	—	(4,317,635)

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

80

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund, and Victory Sophus Emerging Markets Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund, and Victory Sophus Emerging Markets Small Cap Fund (collectively referred to as the "Funds") (four of the funds constituting the Victory Portfolios (the "Trust")) including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting the Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 26, 2019

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor (January 2016-April 2016) and Managing
Partner (August 2014-January 2016), Endgate
Commodities LLC; Chief
Operating Officer, Liquidnet
			Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18- 12/31/18*	Hypothetical Expenses Paid During Period 7/1/18- 12/31/18*	Annualized Expense Ratio During Period 7/1/18- 12/31/18
RS International Fund
Class A Shares	$1,000.00	$907.00	$1,019.51	$5.43	$5.75	1.13%
Class C Shares	1,000.00	903.80	1,015.73	9.02	9.55	1.88%
Class R Shares	1,000.00	905.90	1,018.25	6.63	7.02	1.38%
Class Y Shares	1,000.00	908.40	1,020.77	4.23	4.48	0.88%

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	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18- 12/31/18*	Hypothetical Expenses Paid During Period 7/1/18- 12/31/18*	Annualized Expense Ratio During Period 7/1/18- 12/31/18
RS Global Fund
Class A Shares	$1,000.00	$928.70	$1,020.92	$4.13	$4.33	0.85%
Class C Shares	1,000.00	924.60	1,017.14	7.76	8.13	1.60%
Class R Shares	1,000.00	927.30	1,019.66	5.34	5.60	1.10%
Class Y Shares	1,000.00	929.90	1,022.18	2.92	3.06	0.60%
Sophus Emerging Markets Fund
Class A Shares	1,000.00	848.80	1,018.45	6.24	6.82	1.34%
Class C Shares	1,000.00	845.10	1,014.42	9.95	10.87	2.14%
Class R Shares	1,000.00	848.10	1,017.24	7.36	8.03	1.58%
Class R6 Shares	1,000.00	850.80	1,020.72	4.15	4.53	0.89%
Class Y Shares	1,000.00	850.70	1,020.21	4.62	5.04	0.99%
Sophus Emerging Markets Small Cap Fund
Class A Shares	1,000.00	833.40	1,016.33	8.13	8.94	1.76%
Class C Shares	1,000.00	831.10	1,012.55	11.58	12.73	2.51%
Class Y Shares	1,000.00	833.90	1,017.59	6.98	7.68	1.51%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

For the year ended December 31, 2018, the Funds paid qualified dividend income for the purposes of reduce individual federal income tax rates of:

Amount
RS International Fund	85%
RS Global Fund	100%
Sophus Emerging Markets Fund	100%
Sophus Emerging Markets Small Cap Fund	12%

Dividends qualified for corporate dividends received deductions of:

Amount
RS Global Fund	43%

For the year ended December 31, 2018, the Funds designated short-term capital gain distributions in the amount of:

Amount
RS Global Fund	$178,495
Sophus Emerging Markets Small Cap Fund	328,245

For the year ended December 31, 2018, the following Funds designated long-term capital gain distributions in the amount of:

Amount
RS Global Fund	$849,841
Sophus Emerging Markets Fund	9,802,010
Sophus Emerging Markets Small Cap Fund	475,064

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2018 were as follows:

	Foreign Source Income	Foreign Tax Expense
RS International Fund	0.32	0.12
Sophus Emerging Markets Fund	0.03	0.01
Sophus Emerging Markets Small Cap Fund	0.22	0.11

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. With respect to certain Funds, the Board also reviewed fees and other information

88

Victory Portfolios	Supplemental Information — continued December 31, 2018

  (Unaudited)

related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following each Fund's reorganization, each Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS International Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for all periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Global Fund

Noting that the Fund commenced operations in 2011, the Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for all periods reviewed.

Having considered, among other things: (1) the Fund's management compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Sophus Emerging Markets Fund

The Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-, three- and five-year periods, underperformed the benchmark index for the ten-year period, and outperformed the peer group for all periods reviewed.

89

Victory Portfolios	Supplemental Information — continued December 31, 2018

  (Unaudited)

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Sophus Emerging Markets Small Cap Fund

Noting that the Fund commenced operations in 2014, the Board compared the Fund's Class A performance for the one- and three-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for both of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

90

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSIF-AR (12/18)

December 31, 2018

Annual Report

Victory RS Partners Fund

Victory RS Value Fund

Victory RS Large Cap Alpha Fund

Victory RS Investors Fund

Victory Global Natural Resources Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	4
Financial Statements
The Victory Value Funds
Victory RS Partners Fund
Schedule of Portfolio Investments	23
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38-40
Financial Highlights	44-46
Victory RS Value Fund
Schedule of Portfolio Investments	26
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38-40
Financial Highlights	47-50
Victory RS Large Cap Alpha Fund
Schedule of Portfolio Investments	29
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38-40
Financial Highlights	51-54
Victory RS Investors Fund
Schedule of Portfolio Investments	31
Statements of Assets and Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	41-43
Financial Highlights	55-58
Victory Global Natural Resources Fund
Schedule of Portfolio Investments	33
Statements of Assets and Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	41-43
Financial Highlights	59-62
Notes to Financial Statements	63
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	75
Supplemental Information (unaudited)	76
Trustee and Officer Information	76
Proxy Voting and Form N-Q Information	79
Expense Examples	79
Additional Federal Income Tax Information	81
Advisory Contract Approval	82

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

3

Victory RS Value Funds (Unaudited)

Victory RS Partners Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

It would be an understatement to characterize 2018 as a volatile year for the equity market. Consider the range of highs and lows we witnessed. For the S&P 500® Index, it was a year in which we enjoyed an all-time high but also suffered the worst December since the 2008 financial crisis. And if that wasn't enough, we also saw the worst single-day point decline in the history of the Dow Jones Industrial Average. Through all that volatility, the S&P 500 Index ultimately registered its first negative annual return (-4.4%) since the financial crisis. Small-caps performed worse than large-caps in a risk-off environment as the Russell 2000® Index fell approximately 11% for the year. A number of concerns, including trade tensions with China, rising interest rates, a government shutdown, and rising concerns of a possible recession, were all culprits that created a jittery market.

The year started off in a sharp contrast to how it ended. The S&P 500 Index returned nearly 6% in January, followed by a sharp spike in volatility in February that culminated with the biggest single-day decline (over 1100 points) in the Dow's history. In the second and third quarters, the equity market performed well thanks to modest inflation, strong GDP data, and robust corporate earnings growth, with the S&P 500 Index hitting an all-time high in late September. But as the trade tension rhetoric ratcheted up, investors' sentiment turned decidedly negative. Coupled with concerns of slowing global economic growth and continued Federal Reserve tightening, valuation multiples were compressed as investors assigned a higher discount rate to equities to account for increased risk on the horizon. This resulted in a dramatic 20% drawdown in the S&P 500 Index and a 26% drawdown in the Russell 2000 Index from peak to trough late in the year. The sell-off was broad-based, with nine out of 11 sectors posting negative returns, while Health Care and Utilities had slight positive returns for the year. In addition, almost every global asset class sold off. The MSCI Emerging Markets Index was down 9.7% and the MSCI World ex USA Index declined approximately 10%. Commodities were no exception, as WTI crude fell nearly 25% for the year. As investors rotated into safe havens, the 10-year Treasury yield declined by approximately 60 bps in the fourth quarter to approximately 2.6% at year-end. High-yield credit spreads also widened by nearly 200 bps in the fourth quarter.

While 2018 was a challenging year in the equity market, valuations have become more reasonable, and the equity risk premium has moved up to the upper end of the recent decade.

Performance Update and Review

The Victory RS Partners Fund (the "Fund") seeks to provide long-term capital appreciation. For the twelve-month period ended December 31, 2018, the Fund (Class A at net asset value) delivered a -12.04% absolute return, outperforming the Russell 2000® Value Index (the "Index"), which returned -12.86%. The Fund beat the Index through strong stock selection in multiple industries.

4

Victory RS Value Funds (Unaudited)

Victory RS Partners Fund (continued)

The largest contributions to the Fund's outperformance relative to the Index came from Euronet Worldwide and Validus Holdings. Euronet is a financial technology company that manages international ATMs, provides money transfer services, and facilitates mobile gift-card and other prepaid services. Shares significantly outperformed in 2018 because of continued execution into growth markets as well as abating concerns regarding increased regulatory issues. The Fund also benefited from the ownership of Validus Holdings (VR), the (re)insurer that was formed after Hurricane Katrina. Validus share price rose materially after the announcement that American International Group (AIG) intended to purchase the company for a significant premium above its book value.

Across sectors, the best performance came from Information Technology, Industrials, and Real Estate. Across all three sectors, our "lose less" approach payed off as our names with higher quality balance sheets and more consistent cash flow generation materially outperformed the broader sectors. The sector outperformance was driven almost entirely by stock selection. Names such as Equity Commonwealth (EQC), CommVault (CVLT), Euronet (EEFT), and Azul (AZUL) all posted solid positive absolute returns in a down market.

Despite solid stock selection, not all the Fund's holdings or sectors were positive contributors relative to the Index. Federated Investors (FII), the money market and mutual fund manager, had negative absolute and relative performance and was a poor selection for the year. The company made an acquisition of a United Kingdom based money manager, which did not appear to be the best use of the significant cash position on its balance sheet. In addition, as with most money managers, the firm saw pressure on asset levels as a result of lower equity markets, which lowered cash flow generation. The underperformance in Federated was the sole cause of the underperformance in the Banks sector for the year.

Outlook

As we enter our tenth year of economic expansion, a period of consistent underlying factors for equity investing, conditions are beginning to shift. Interest rates and the regulatory cycles have reached an inflection point, placing countervailing forces on the economy and markets. As for now, the U.S. economy remains quite robust and continues to be a global leader.

Energy prices remain significantly below peak levels, despite declining inventories worldwide. Natural gas prices have materially lagged oil prices. This stimulates consumer spending and confidence in the long run for the U.S. and for non-oil-producing countries abroad. In the U.S. we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.

Interest rates have moved off of their historically low levels, and now the question is which direction they will move from here. Ultimately, higher rates are a reflection of better economic performance and some inflation; however, the continued improvement is much more questionable, as the benefits from corporate tax reform have already been embedded in the economy. As with most things, the pendulum rarely stops in the middle, and the risk of the Federal Reserve tightening too much or too fast is a possibility that is gaining greater interest. Although we believe we are late in the economic cycle, the odds of an imminent recession without an unlikely full-blown trade war or some anomalistic event seem low.

We remain watchful of corporations continuing to lever their balance sheets, although some of this has been offset by strong free cash flow generation. The corporate tax cuts and the inducement to repatriate foreign cash holdings are fueling optimism and should drive higher

5

Victory RS Value Funds (Unaudited)

Victory RS Partners Fund (continued)

employment, M&A activity, and capital returns such as buybacks and dividends. However, the U.S. Treasury 10-year/2-year rate spread stands at a mere 16 bps. This is the lowest level spread we have seen since August 2007 and well below the 10-year average of 176 bps. With the Federal Reserve seemingly motivated to raise rates further, we are mindful of the possibility of an inverted yield curve. Although not perfect, an inverted yield curve has proven a fairly reliable indicator of an economic slowdown in the past.

In our estimation equity valuations remain at historically high levels, in the eighth decile on trailing operating earnings. We feel we are in the later stages of a bull market, although nothing is certain. Equities look most reasonable when comparing earnings yields to U.S. Treasuries or even corporate bond yields. In any case, we believe the values inherent in the Fund's holdings as measured by our focus on improving return on invested capital (ROIC) and strong balance sheets should make them attractive to other investors and possibly acquirers over time. Meanwhile, we believe equities are the superior asset allocation alternative to bonds over the longer term.

6

Victory RS Value Funds (Unaudited)

Victory RS Partners Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class R	Class Y
INCEPTION DATE	7/12/95		10/31/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000 Value Index[1]
One Year	–12.04%	–17.09%	–12.39%	–11.77%	–12.86%
Three Year	7.61%	5.51%	7.22%	7.95%	7.37%
Five Year	1.35%	0.16%	0.98%	1.67%	3.61%
Ten Year	11.92%	11.26%	11.48%	12.28%	10.40%
Since Inception	10.38%	10.11%	5.02%	4.91%	N/A
Expense Ratios
Gross	1.50%		2.28%	1.21%
With Applicable Waivers	1.45%		1.81%	1.12%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Partners Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory RS Value Funds (Unaudited)

Victory RS Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

It would be an understatement to characterize 2018 as a volatile year for the equity market. Consider the range of highs and lows we witnessed. For the S&P 500® Index, it was a year in which we enjoyed an all-time high but also suffered the worst December since the 2008 financial crisis. And if that wasn't enough, we also saw the worst single-day point decline in the history of the Dow Jones Industrial Average. Through all that volatility, the S&P 500 Index ultimately registered its first negative annual return (-4.4%) since the financial crisis. Small-caps performed worse than large-caps in a risk-off environment as the Russell 2000® Index fell approximately 11% for the year. A number of concerns, including trade tensions with China, rising interest rates, a government shutdown, and rising concerns of a possible recession, were all culprits that created a jittery market.

The year started off in a sharp contrast to how it ended. The S&P 500 Index returned nearly 6% in January, followed by a sharp spike in volatility in February that culminated with the biggest single-day decline (over 1100 points) in the Dow's history. In the second and third quarters, the equity market performed well thanks to modest inflation, strong GDP data, and robust corporate earnings growth, with the S&P 500 Index hitting an all-time high in late September. But as the trade tension rhetoric ratcheted up, investors' sentiment turned decidedly negative. Coupled with concerns of slowing global economic growth and continued Federal Reserve tightening, valuation multiples were compressed as investors assigned a higher discount rate to equities to account for increased risk on the horizon. This resulted in a dramatic 20% drawdown in the S&P 500 Index and a 26% drawdown in the Russell 2000 Index from peak to trough late in the year. The sell-off was broad-based, with nine out of 11 sectors posting negative returns, while Health Care and Utilities had slight positive returns for the year. In addition, almost every global asset class sold off. The MSCI Emerging Markets Index was down 9.7% and the MSCI World ex USA Index declined approximately 10%. Commodities were no exception, as WTI crude fell nearly 25% for the year. As investors rotated into safe havens, the 10-year Treasury yield declined by approximately 60 bps in the fourth quarter to approximately 2.6% at year-end. High-yield credit spreads also widened by nearly 200 bps in the fourth quarter.

While 2018 was a challenging year in the equity market, valuations have become more reasonable, and the equity risk premium has moved up to the upper end of the recent decade.

Performance Update and Review

The Victory RS Value Fund (the "Fund") seeks to provide long-term capital appreciation. For the twelve-month period ended December 31, 2018, the Fund (Class A at net asset value) delivered a -10.75% absolute return, outperforming the Russell Midcap® Value Index, which returned -12.29%.

8

Victory RS Value Funds (Unaudited)

Victory RS Value Fund (continued)

Solid stock selection in the Consumer Staples and Information Technology sectors contributed positively to the portfolio. In particular, financial technology company Euronet Worldwide (ticker: EEFT) was up over 20% for the year as concerns over additional regulations abated and the company continued to deliver excellent financial results. Also, Consumer Staples company Post Holdings (ticker: POST) was up 13% as the company announced intentions to unlock value in two segments of their portfolio via announced spin-offs. Another notable performer in the Fund was can manufacturer Ball Corp. (ticker: BLL; +20%), which began to show progress from their acquisition of Rexam.

We reduced our position sizes in both POST and BLL during the year as their stock prices increased. However, we increased our position size in EEFT because in October we learned that the earnings power of the company is expected to significantly accelerate, thanks to Visa enabling profitable currency conversion transactions on all of EEFT's ATMs beginning in 2019.

Contributing negatively to the Fund was negative stock selection in the Consumer Discretionary sector. The worst performer was LKQ Corp. (ticker: LKQ), a provider of refurbished collision replacement parts for the auto industry. The stock declined over 40% as slightly slower than expected earnings growth was met with a draconian contraction in the company's valuation. The other notable underperformer in the Fund was AIG, which declined over 35% due to large hurricane and wildfire losses in the second half of the year. We increased our position sizes in both LKQ and AIG because we believe the market has overreacted.

Outlook

As we enter our tenth year of economic expansion, a period of consistent underlying factors for equity investing, conditions are beginning to shift. Interest rates and the regulatory cycles have reached an inflection point, placing countervailing forces on the economy and markets. As for now, the U.S. economy remains quite robust and continues to be a global leader.

Energy prices remain significantly below peak levels, despite declining inventories worldwide. Natural gas prices have materially lagged oil prices. This stimulates consumer spending and confidence in the long run for the U.S. and for non-oil-producing countries abroad. In the U.S. we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.

Interest rates have moved off of their historically low levels, and now the question is which direction they will move from here. Ultimately, higher rates are a reflection of better economic performance and some inflation; however, the continued improvement is much more questionable, as the benefits from corporate tax reform have already been embedded in the economy. As with most things, the pendulum rarely stops in the middle, and the risk of the Federal Reserve tightening too much or too fast is a possibility that is gaining greater interest. Although we believe we are late in the economic cycle, the odds of an imminent recession without an unlikely full-blown trade war or some anomalistic event seem low.

We remain watchful of corporations continuing to lever their balance sheets, although some of this has been offset by strong free cash flow generation. The corporate tax cuts and the inducement to repatriate foreign cash holdings are fueling optimism and should drive higher employment, M&A activity, and capital returns such as buybacks and dividends. However, the U.S. Treasury 10-year/2-year rate spread stands at a mere 16 bps. This is the lowest

9

Victory RS Value Funds (Unaudited)

Victory RS Value Fund (continued)

level spread we have seen since August 2007 and well below the 10-year average of 176 bps. With the Federal Reserve seemingly motivated to raise rates further, we are mindful of the possibility of an inverted yield curve. Although not perfect, an inverted yield curve has proven a fairly reliable indicator of an economic slowdown in the past.

In our estimation equity valuations remain at historically high levels, in the eighth decile on trailing operating earnings. We feel we are in the later stages of a bull market, although nothing is certain. Equities look most reasonable when comparing earnings yields to U.S. Treasuries or even corporate bond yields. In any case, we believe the values inherent in the Fund's holdings as measured by our focus on improving return on invested capital (ROIC) and strong balance sheets should make them attractive to other investors and possibly acquirers over time. Meanwhile, we believe equities are the superior asset allocation alternative to bonds over the longer term.

10

Victory RS Value Funds (Unaudited)

Victory RS Value Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/30/93		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Midcap Value Index[1]
One Year	–10.75%	–15.88%	–11.41%	–12.17%	–11.12%	–10.54%	–12.29%
Three Year	5.14%	3.08%	4.34%	4.34%	4.71%	5.38%	6.06%
Five Year	4.01%	2.78%	3.21%	3.21%	3.58%	4.24%	5.44%
Ten Year	11.38%	10.72%	10.54%	10.54%	10.94%	11.67%	13.03%
Since Inception	7.00%	6.75%	3.43%	3.43%	4.46%	4.49%	N/A
Expense Ratios
Gross	1.33%		2.08%		2.29%	1.06%
With Applicable Waivers	1.30%		2.07%		1.69%	1.06%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
11

Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

It would be an understatement to characterize 2018 as a volatile year for the equity market. Consider the range of highs and lows we witnessed. For the S&P 500® Index, it was a year in which we enjoyed an all-time high but also suffered the worst December since the 2008 financial crisis. And if that wasn't enough, we also saw the worst single-day point decline in the history of the Dow Jones Industrial Average. Through all that volatility, the S&P 500 Index ultimately registered its first negative annual return (-4.4%) since the financial crisis. Small-caps performed worse than large-caps in a risk-off environment as the Russell 2000® Index fell approximately 11% for the year. A number of concerns, including trade tensions with China, rising interest rates, a government shutdown, and rising concerns of a possible recession, were all culprits that created a jittery market.

The year started off in a sharp contrast to how it ended. The S&P 500 Index returned nearly 6% in January, followed by a sharp spike in volatility in February that culminated with the biggest single-day decline (over 1100 points) in the Dow's history. In the second and third quarters, the equity market performed well thanks to modest inflation, strong GDP data, and robust corporate earnings growth, with the S&P 500 Index hitting an all-time high in late September. But as the trade tension rhetoric ratcheted up, investors' sentiment turned decidedly negative. Coupled with concerns of slowing global economic growth and continued Federal Reserve tightening, valuation multiples were compressed as investors assigned a higher discount rate to equities to account for increased risk on the horizon. This resulted in a dramatic 20% drawdown in the S&P 500 Index and a 26% drawdown in the Russell 2000 Index from peak to trough late in the year. The sell-off was broad-based, with nine out of 11 sectors posting negative returns, while Health Care and Utilities had slight positive returns for the year. In addition, almost every global asset class sold off. The MSCI Emerging Markets Index was down 9.7% and the MSCI World ex USA Index declined approximately 10%. Commodities were no exception, as WTI crude fell nearly 25% for the year. As investors rotated into safe havens, the 10-year Treasury yield declined by approximately 60 bps in the fourth quarter to approximately 2.6% at year-end. High-yield credit spreads also widened by nearly 200 bps in the fourth quarter.

While 2018 was a challenging year in the equity market, valuations have become more reasonable, and the equity risk premium has moved up to the upper end of the recent decade.

Performance Update and Review

The Victory RS Large Cap Alpha Fund (the "Fund") seeks to provide long-term capital appreciation. For the twelve-month period ended December 31, 2018, the Fund (Class A at net asset value) delivered a -9.31% absolute return, underperforming the Russell 1000® Value Index, which returned -8.27%.

12

Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund (continued)

Solid stock selection in the Materials, Information Technology, and Consumer Staples sectors contributed positively to the portfolio. In particular, can manufacturer Ball Corp. (ticker: BLL; +23%) began to show progress from their acquisition of Rexam. Also, Visa (V), a global payments network operator, returned 16% on the back of strong operational momentum and improving sales and profitability. Another notable performer in the Fund was Consumer Staples company Post Holdings (ticker: POST), which returned 13% as the company announced intentions to unlock value in two segments of their portfolio via announced spin-offs. We reduced our position sizes in both POST and BLL during the year as their stock prices increased.

Contributing negatively to the Fund was negative stock selection in the Health Care and Consumer Discretionary sectors. Within Health Care, the negative selection effect was in part because of stocks we owned, such as Allergan (AGN). A global specialty pharmaceutical company, AGN returned -17% as financial results and worries over competition from new generic drug entrants competing against one of its key products weighed on the shares' valuation. Not owning a number of large-capitalization, branded pharmaceutical and tools companies also hurt our relative performance in the Health Care sector.

Selection also lagged in the Consumer Discretionary sector. The worst performer was LKQ Corp. (ticker: LKQ), a provider of refurbished collision replacement parts for the auto industry. The stock declined over 40% as slightly slower than expected earnings growth was met with a draconian contraction in the company's valuation.

We added to our Allergan and LKQ positions during the year as their valuations became more compelling.

Outlook

As we enter our tenth year of economic expansion, a period of consistent underlying factors for equity investing, conditions are beginning to shift. Interest rates and the regulatory cycles have reached an inflection point, placing countervailing forces on the economy and markets. As for now, the U.S. economy remains quite robust and continues to be a global leader.

Energy prices remain significantly below peak levels, despite declining inventories worldwide. Natural gas prices have materially lagged oil prices. This stimulates consumer spending and confidence in the long run for the U.S. and for non-oil-producing countries abroad. In the U.S. we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.

Interest rates have moved off of their historically low levels, and now the question is which direction they will move from here. Ultimately, higher rates are a reflection of better economic performance and some inflation; however, the continued improvement is much more questionable, as the benefits from corporate tax reform have already been embedded in the economy. As with most things, the pendulum rarely stops in the middle, and the risk of the Federal Reserve tightening too much or too fast is a possibility that is gaining greater interest. Although we believe we are late in the economic cycle, the odds of an imminent recession without an unlikely full-blown trade war or some anomalistic event seem low.

We remain watchful of corporations continuing to lever their balance sheets, although some of this has been offset by strong free cash flow generation. The corporate tax cuts and the inducement to repatriate foreign cash holdings are fueling optimism and should drive higher

13

Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund (continued)

employment, M&A activity, and capital returns such as buybacks and dividends. However, the U.S. Treasury 10-year/2-year rate spread stands at a mere 16 bps. This is the lowest level spread we have seen since August 2007 and well below the 10-year average of 176 bps. With the Federal Reserve seemingly motivated to raise rates further, we are mindful of the possibility of an inverted yield curve. Although not perfect, an inverted yield curve has proven a fairly reliable indicator of an economic slowdown in the past.

In our estimation equity valuations remain at historically high levels, in the eighth decile on trailing operating earnings. We feel we are in the later stages of a bull market, although nothing is certain. Equities look most reasonable when comparing earnings yields to U.S. Treasuries or even corporate bond yields. In any case, we believe the values inherent in the Fund's holdings as measured by our focus on improving return on invested capital (ROIC) and strong balance sheets should make them attractive to other investors and possibly acquirers over time. Meanwhile, we believe equities are the superior asset allocation alternative to bonds over the longer term.

14

Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/1/72		8/7/00		5/15/01	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 1000 Value Index[1]	S&P 500 Index[2]
One Year	–9.31%	–14.52%	–10.03%	–10.75%	–9.63%	–9.11%	–8.27%	–4.38%
Three Year	5.25%	3.20%	4.41%	4.41%	4.88%	5.47%	6.95%	9.26%
Five Year	5.25%	4.01%	4.41%	4.41%	4.87%	5.48%	5.95%	8.49%
Ten Year	10.66%	10.00%	9.79%	9.79%	10.24%	10.93%	11.18%	13.12%
Since Inception	11.32%	11.17%	1.89%	1.89%	4.71%	6.66%	N/A	N/A
Expense Ratios
Gross	0.94%		1.71%		1.42%	0.72%
With Applicable Waivers	0.89%		1.69%		1.26%	0.68%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Large Cap Alpha — Growth of $10,000

1The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. It is not possible to invest directly in an Index.

2The S&P 500 Index® is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

Victory RS Value Funds (Unaudited)

Victory RS Investors Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

It would be an understatement to characterize 2018 as a volatile year for the equity market. Consider the range of highs and lows we witnessed. For the S&P 500® Index, it was a year in which we enjoyed an all-time high but also suffered the worst December since the 2008 financial crisis. And if that wasn't enough, we also saw the worst single-day point decline in the history of the Dow Jones Industrial Average. Through all that volatility, the S&P 500 Index ultimately registered its first negative annual return (-4.4%) since the financial crisis. Small-caps performed worse than large-caps in a risk-off environment as the Russell 2000® Index fell approximately 11% for the year. A number of concerns, including trade tensions with China, rising interest rates, a government shutdown, and rising concerns of a possible recession, were all culprits that created a jittery market.

The year started off in a sharp contrast to how it ended. The S&P 500 Index returned nearly 6% in January, followed by a sharp spike in volatility in February that culminated with the biggest single-day decline (over 1100 points) in the Dow's history. In the second and third quarters, the equity market performed well thanks to modest inflation, strong GDP data, and robust corporate earnings growth, with the S&P 500 Index hitting an all-time high in late September. But as the trade tension rhetoric ratcheted up, investors' sentiment turned decidedly negative. Coupled with concerns of slowing global economic growth and continued Federal Reserve tightening, valuation multiples were compressed as investors assigned a higher discount rate to equities to account for increased risk on the horizon. This resulted in a dramatic 20% drawdown in the S&P 500 Index and a 26% drawdown in the Russell 2000 Index from peak to trough late in the year. The sell-off was broad-based, with nine out of 11 sectors posting negative returns, while Health Care and Utilities had slight positive returns for the year. In addition, almost every global asset class sold off. The MSCI Emerging Markets Index was down 9.7% and the MSCI World ex USA Index declined approximately 10%. Commodities were no exception, as WTI crude fell nearly 25% for the year. As investors rotated into safe havens, the 10-year Treasury yield declined by approximately 60 bps in the fourth quarter to approximately 2.6% at year-end. High-yield credit spreads also widened by nearly 200 bps in the fourth quarter.

While 2018 was a challenging year in the equity market, valuations have become more reasonable, and the equity risk premium has moved up to the upper end of the recent decade.

Performance Update and Review

The Victory RS Investors Fund (the "Fund") seeks to provide long-term capital appreciation. For the twelve-month period ended December 31, 2018, the Fund (Class A at net asset value) delivered a -9.36% absolute return, slightly underperforming the Russell 3000® Value Index, which returned -8.58%.

16

Victory RS Value Funds (Unaudited)

Victory RS Investors Fund (continued)

Solid stock selection in the Information Technology and Consumer Staples sectors contributed positively to the portfolio. In particular, software company CommVault Systems (ticker: CVLT) achieved an in-portfolio return of over 30% for 2018 as an activist-led campaign for strategic change at the company was rewarded in the marketplace; we exited the position during the first half of the year as shares approached our intrinsic value assessment. Euronet Worldwide (ticker: EEFT) was up over 20% for the year as concerns over additional regulations abated and the company continued to deliver excellent financial results. Also, Consumer Staples company Post Holdings (ticker: POST) was up over 20% as the company announced intentions to unlock value in two segments of their portfolio via announced spin-offs.

Other notable performers in the Fund included can manufacturer Ball Corp. (ticker: BLL; +30%), which began to show progress from its acquisition of Rexam, and upstream oil and gas producer Energen (ticker: EGN; +25%), which agreed to be acquired by Diamondback Energy.

Contributing negatively to the Fund was an underperformance in the Health Care sector. Specifically, our lack of exposure to the mega-cap pharmaceutical area hurt our relative performance, while our specialty pharmaceutical holding Allergan (ticker: AGN) was down over 15% as concerns about delayed growth initiatives contracted the stock's multiple. Also, Consumer Discretionary holding LKQ Corp. (ticker: LKQ), a provider of refurbished collision replacement parts for the auto industry, was down roughly 40% as slightly slower than expected earnings growth was met with a draconian contraction in the company's valuation. In both instances we added to our existing positions, and they now represent two of our top holdings.

Other notable underperformers in the Fund for the year include Facebook (ticker: FB; -25%), which underperformed due to increased concerns around regulatory scrutiny and associated expense growth, and company Federated Investors (ticker: FII; -32%), which reported weaker than expected financial results. We added to our position in Facebook toward the end of 2018, as we remain enthusiastic about the company's long-term prospects, while we exited our position in Federated in the first half of 2018.

Outlook

As we enter our tenth year of economic expansion, a period of consistent underlying factors for equity investing, conditions are beginning to shift. Interest rates and the regulatory cycles have reached an inflection point, placing countervailing forces on the economy and markets. As for now, the U.S. economy remains quite robust and continues to be a global leader.

Energy prices remain significantly below peak levels, despite declining inventories worldwide. Natural gas prices have materially lagged oil prices. This stimulates consumer spending and confidence in the long run for the U.S. and for non-oil-producing countries abroad. In the U.S. we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.

Interest rates have moved off of their historically low levels, and now the question is which direction they will move from here. Ultimately, higher rates are a reflection of better economic performance and some inflation; however, the continued improvement is much more questionable, as the benefits from corporate tax reform have already been embedded in the economy. As with most things, the pendulum rarely stops in the middle, and the risk

17

Victory RS Value Funds (Unaudited)

Victory RS Investors Fund (continued)

of the Federal Reserve tightening too much or too fast is a possibility that is gaining greater interest. Although we believe we are late in the economic cycle, the odds of an imminent recession without an unlikely full-blown trade war or some anomalistic event seem low.

We remain watchful of corporations continuing to lever their balance sheets, although some of this has been offset by strong free cash flow generation. The corporate tax cuts and the inducement to repatriate foreign cash holdings are fueling optimism and should drive higher employment, M&A activity, and capital returns such as buybacks and dividends. However, the U.S. Treasury 10-year/2-year rate spread stands at a mere 16 bps. This is the lowest level spread we have seen since August 2007 and well below the 10-year average of 176 bps. With the Federal Reserve seemingly motivated to raise rates further, we are mindful of the possibility of an inverted yield curve. Although not perfect, an inverted yield curve has proven a fairly reliable indicator of an economic slowdown in the past.

In our estimation equity valuations remain at historically high levels, in the eighth decile on trailing operating earnings. We feel we are in the later stages of a bull market, although nothing is certain. Equities look most reasonable when comparing earnings yields to U.S. Treasuries or even corporate bond yields. In any case, we believe the values inherent in the Fund's holdings as measured by our focus on improving return on invested capital (ROIC) and strong balance sheets should make them attractive to other investors and possibly acquirers over time. Meanwhile, we believe equities are the superior asset allocation alternative to bonds over the longer term.

18

Victory RS Value Funds (Unaudited)

Victory RS Investors Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/05		7/24/07		1/3/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 3000 Value Index[1]
One Year	–9.36%	–14.60%	–10.08%	–10.83%	–9.91%	–9.06%	–8.58%
Three Year	5.02%	2.96%	4.24%	4.24%	4.41%	5.32%	7.01%
Five Year	3.01%	1.80%	2.24%	2.24%	2.44%	3.30%	5.77%
Ten Year	13.95%	13.28%	12.75%	12.75%	13.35%	14.21%	11.12%
Since Inception	6.45%	5.97%	4.03%	4.03%	4.64%	5.03%	N/A
Expense Ratios
Gross	1.54%		2.35%		2.72%	1.25%
With Applicable Waivers	1.33%		2.07%		1.95%	1.05%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Investors Fund — Growth of $10,000

1The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

Victory RS Value Funds (Unaudited)

Victory Global Natural Resources Fund

Portfolio Holdings

As a Percentage of Total Investments

The Victory Global Natural Resources Fund (the "Fund") underperformed its primary benchmark, MSCI World Commodity Producers Index (net) (the "Index), in 2018. The Fund (Class A Shares at net asset value) returned -45.81% and the Index returned -13.89%. The Fund seeks to provide long-term capital appreciation.

Most of this underperformance occurred in the last half of the year, with first, Base Metals and then the Energy Sector, succumbing to demand and related macro-economic concerns. All the major segments in the Global Natural Resource Fund generated negative returns, reflecting broad weakness across the natural resource equity and commodity complex. Relative underperformance of the Fund versus the Index was driven largely by stock selection in North American oil and North American natural gas, as well as Copper exposures.

Performance

Much of the year's underperformance occurred in the 4th quarter. As unapologetic value investors, we focus on identifying "advantaged1 producers" of a given commodity, and then acquiring ownership stakes when the purchase price is protected by the value of the current reserves and future expected returns are generated by the compounding of economic value. Typically, investment opportunities arise from controversy, and coming out of the 2014/2015 down cycle, we believed the most glaring areas of controversy were in smaller, upstream companies that had Tier I acreage but also more levered balance sheets. With commodity fundamentals and balance sheets improving, and the portfolio trading at a 35-45% discount to proved NAV, we were aggressive in taking advantage of the valuation disconnect, concentrating the portfolio while also getting more pro-cyclical. This paid off in 2016, and in 2017 we continued the process, selling non-exchange traded positions like Calpine Corporation and Sociedad Quimica y Minera de Chiles to strategic buyers, and monetizing larger-cap outperformers like Concho Resources and Cabot Oil & Gas to continue to reinvest in the existing positions where we saw business fundamentals continuing to improve and valuations remaining attractive.

In retrospect, making incremental portfolio decisions which resulted in increased beta and reduced commodity diversification was a poor decision given the risk-intolerant nature of the fourth quarter, and the calendar year. It is clear that the twin pillars of our process, valuation and asset quality, did not matter much in 2018, and performance suffered.

Portfolio Positioning

The dislocation between stock prices and asset values that reached extremes in 2018 has been unusually severe and persistent. In our opinion, this reflects the combination of

1Advantaged natural resource companies or "advantaged assets" are the low-cost producers of a given commodity that the investment team believes offer a competitive advantage in for the form of achieving higher returns on capital relative to their cost of capital and the returns of other producers.

20

Victory RS Value Funds (Unaudited)

Victory Global Natural Resources Fund (continued)

unreasonably depressed commodity price expectations and investor fatigue coupled with the increasing influence of non-fundamental trading strategies in the public equity market which results in liquidity shocks that impact valuations, particularly for smaller cap stocks. The short and violent pivot that occurred in the 4th quarter of 2018 around macro, monetary and geopolitical risks created a difficult backdrop for a concentrated, upstream natural resource portfolio.

Taking a step back, however, it's clear that that the intrinsic value of the portfolio remains intact, and the trajectory for future value creation is unchanged. Commodity supply fundamentals are more constructive today than they were prior to the "commodity super-cycle" of the 2000s. Spare capacity is extremely limited across most commodities, inventories are either at or below normal levels and discoveries of new resources are at all-time lows. The complacency that exists around commodity prices does not reflect underlying fundamentals, but rather the recent performance of commodities and the simple, yet unrealistic expectation that the cyclical decline in supply costs will continue. As the most productive areas of mature basins are drilled up, higher cost sources of supply will be needed to balance the market. Higher energy costs and the secular decline in reserve grades will continue to push supply costs higher across most metals as well.

While concerns around the pace of demand growth likely will remain elevated in the current environment, current commodity prices are insufficient to balance the commodity markets, even under the backdrop of a slowing global economy. Furthermore, commodity price expectations reflected in public equity valuations are lower. The outlook for commodity price-related beta is quite positive, in our view.

The valuation opportunity is also unique. In our experience, it is highly unusual for advantaged, well-capitalized natural resource companies to trade below the value of their proved reserves at the futures strip2, especially when they own some of the best undeveloped acreage and projects and when commodity fundamentals are actually improving. Yet, at the end of the year, we estimate that the stocks in the portfolio were trading at a 50% discount to NAV using the strip, and as much as a 60% discount using a $60 oil/$3 gas/$3 copper price deck.

In summary, despite the volatility in the 4th quarter, commodity fundamentals are relatively positive. For many commodities, capital is still scarce outside of private equity, demand growth is stable, inventories are falling, and spare capacity is dangerously low. Depletion will push prices back to the marginal cost of supply, if a supply shock doesn't. Over time, rising supply costs and maturing geology will drive the prices of many commodities higher, not lower. In the meantime, our portfolio companies have and will continue to create value through the redeployment of capital into high-return projects. Due to heightened levels of uncertainty and a general lack of liquidity, the markets do not appear to be discounting these eventualities. As a result, we have built an increasingly concentrated portfolio of companies that own what we believe to be some of the highest-return natural resource projects in the world across an array of commodities. We look forward to monetizing these positions going forward and crystallizing the intrinsic value for our investment partners.

We thank you, as always, for your patience and support.

2A futures strip is the sale or purchase of futures contracts in sequential delivery months in a single security.

21

Victory RS Value Funds (Unaudited)

Victory Global Natural Resources Fund (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI World Commodity Producers Index (Net)[1]	S&P North American Natural Resources Sector Index[2]	S&P 500 Index[3]
One Year	–45.81%	–48.93%	–46.26%	–46.79%	–46.01%	–45.63%	–13.89%	–21.07%	–4.38%
Three Year	–5.71%	–7.56%	–6.46%	–6.46%	–6.03%	–5.39%	8.13%	1.50%	9.26%
Five Year	–16.75%	–17.73%	–17.40%	–17.40%	–17.03%	–16.47%	–3.85%	–6.50%	8.49%
Ten Year	–3.06%	–3.63%	–3.81%	–3.81%	–3.44%	–2.74%	2.34%	2.99%	13.12%
Since Inception	3.33%	3.06%	–7.33%	–7.33%	–6.11%	–6.29%	N/A	N/A	N/A
Expense Ratios
Gross	1.55%		2.35%		2.20%	1.19%
With Applicable Waivers	1.48%		2.28%		1.86%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Global Natural Resources Fund — Growth of $10,000

1The MSCI World Commodity Producers Index (Net)® is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market-capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS®). The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. It is not possible to invest directly in an Index.

2The S&P North American Natural Resources Sector IndexTM is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an Index.

3The S&P 500 Index® is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (98.8%)
Banks (9.0%):
Associated Banc-Corp. (a)	431,317	$8,535,762
Chemical Financial Corp.	122,205	4,473,925
Columbia Banking System, Inc.	112,026	4,065,424
First Hawaiian, Inc.	244,950	5,513,825
Synovus Financial Corp.	204,079	6,528,487
UMB Financial Corp. (a)	66,782	4,071,699
Union Bankshares Corp. (a)	207,660	5,862,242
		39,051,364
Capital Markets (1.5%):
Federated Investors, Inc., Class B	114,840	3,049,002
Moelis & Co., Class A	94,600	3,252,348
		6,301,350
Consumer Discretionary (7.4%):
Liberty Expedia Holdings, Inc., Class A (b)	450,637	17,624,413
Penske Automotive Group, Inc.	246,501	9,938,920
Qurate Retail, Inc. (b)	217,078	4,237,363
		31,800,696
Consumer Staples (3.8%):
Hostess Brands, Inc. (a) (b)	828,641	9,065,333
Nomad Foods Ltd., ADR (b)	130,620	2,183,966
Performance Food Group Co. (b)	153,435	4,951,347
		16,200,646
Energy (6.1%):
Extraction Oil & Gas, Inc. (a) (b)	463,710	1,989,316
Gulfport Energy Corp. (b)	452,860	2,966,233
Kosmos Energy Ltd. (a) (b)	1,482,347	6,033,152
Magnolia Oil & Gas Corp. (a) (b)	384,990	4,315,738
Peyto Exploration & Development Corp. (a)	880,780	4,568,441
RPC, Inc. (a)	393,670	3,885,523
SRC Energy, Inc. (b)	466,420	2,192,174
		25,950,577
Health Care (2.7%):
Allscripts Healthcare Solutions, Inc. (b)	392,600	3,784,664
NuVasive, Inc. (b)	154,300	7,647,108
		11,431,772
Industrials (9.7%):
Advanced Disposal Services, Inc. (b)	295,883	7,083,439
Atkore International Group, Inc. (b)	430,260	8,536,359
Azul SA, ADR (b)	126,429	3,500,819
Regal Beloit Corp.	92,948	6,511,007
Rexnord Corp. (b)	124,930	2,867,144

See notes to financial statements.

23

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Rush Enterprises, Inc., Class A	145,230	$5,007,530
SkyWest, Inc.	124,300	5,527,621
Timken Co.	57,350	2,140,302
		41,174,221
Information Technology (19.6%):
Belden, Inc. (a)	202,169	8,444,599
CommVault Systems, Inc. (b)	238,003	14,063,597
Cray, Inc. (b)	686,620	14,824,125
Euronet Worldwide, Inc. (a) (b)	170,280	17,433,266
NCR Corp. (b)	426,320	9,839,466
Verint Systems, Inc. (b)	448,200	18,963,342
		83,568,395
Insurance (18.1%):
Axis Capital Holdings Ltd., ADR	285,740	14,755,614
Hanover Insurance Group, Inc.	87,500	10,217,375
Mercury General Corp. (a)	254,070	13,137,960
Primerica, Inc.	97,363	9,513,339
Torchmark Corp.	169,080	12,601,532
United Fire Group, Inc. (a)	120,460	6,679,507
White Mountains Insurance Group Ltd., ADR	12,480	10,703,971
		77,609,298
Materials (6.1%):
Commercial Metals Co.	271,778	4,353,884
Crown Holdings, Inc. (a) (b)	300,060	12,473,494
Platform Specialty Products Corp. (b)	21,910	226,330
Sensient Technologies Corp. (a)	39,310	2,195,464
Summit Materials, Inc., Class A (b)	553,397	6,862,123
		26,111,295
Mortgage Real Estate Investment Trusts (1.3%):
Redwood Trust, Inc.	373,730	5,632,111
Real Estate (6.3%):
Equity Commonwealth	535,081	16,057,781
Spirit Realty Capital, Inc.	212,216	7,480,614
Terreno Realty Corp.	95,910	3,373,155
		26,911,550
Thrifts & Mortgage Finance (2.4%):
Beneficial Bancorp, Inc.	130,460	1,864,273
Kearny Financial Corp. (a)	380,630	4,879,677
TFS Financial Corp.	206,590	3,332,297
		10,076,247
Utilities (4.8%):
Black Hills Corp. (a)	147,575	9,264,758
El Paso Electric Co.	25,570	1,281,824

See notes to financial statements.

24

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
NorthWestern Corp.	59,040	$3,509,338
South Jersey Industries, Inc. (a)	236,060	6,562,468
		20,618,388
Total Common Stocks (Cost $415,235,624)		422,437,910
Preferred Stocks (0.3%)
Health Care (0.3%):
WellDoc, Inc. (c) (d)	1,587,483	1,165,689
Total Preferred Stock (Cost $1,942,920)		1,165,689
Collateral for Securities Loaned^ (7.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (e)	5,869,200	5,869,200
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (e)	8,480,711	8,480,711
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (e)	261,886	261,886
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (e)	3,260,703	3,260,703
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (e)	5,216,798	5,216,798
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (e)	7,825,686	7,825,686
Total Collateral for Securities Loaned (Cost $30,914,984)		30,914,984
Total Investments (Cost $448,093,528) — 106.3%		454,518,583
Liabilities in excess of other assets — (6.3)%		(26,880,043)
NET ASSETS — 100.00%		$427,638,540

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, illiquid securities were 0.3% of the Fund's net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.3% of the Fund's net assets as of December 31, 2018. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(e)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

See notes to financial statements.

25

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (100.0%)
Consumer Discretionary (11.5%):
Aramark	384,305	$11,133,316
Expedia, Inc.	123,080	13,864,962
LKQ Corp. (a)	543,840	12,905,323
Qurate Retail, Inc. (a)	162,570	3,173,366
		41,076,967
Consumer Staples (3.0%):
Hostess Brands, Inc. (a)	156,090	1,707,625
Keurig Dr Pepper, Inc. (b)	139,990	3,589,344
Post Holdings, Inc. (a)	61,680	5,497,538
		10,794,507
Energy (8.9%):
Devon Energy Corp.	151,223	3,408,566
Diamondback Energy, Inc.	54,390	5,041,953
EQT Corp.	342,980	6,478,892
Equitrans Midstream Corp. (a)	189,775	3,799,296
Magnolia Oil & Gas Corp. (a)	332,800	3,730,688
Noble Energy, Inc.	119,305	2,238,162
Range Resources Corp. (b)	287,730	2,753,576
RPC, Inc. (b)	438,090	4,323,948
		31,775,081
Financials (22.8%):
American International Group, Inc.	305,900	12,055,519
Brown & Brown, Inc.	347,970	9,590,053
Comerica, Inc.	132,493	9,100,945
E*TRADE Financial Corp.	243,600	10,689,168
First American Financial Corp.	76,030	3,393,979
Hartford Financial Services Group, Inc.	127,680	5,675,376
KeyCorp	498,480	7,367,534
RenaissanceRe Holdings Ltd., ADR (b)	102,170	13,660,129
Voya Financial, Inc.	237,570	9,536,060
		81,068,763
Health Care (8.4%):
Allergan PLC	97,990	13,097,343
NuVasive, Inc. (a)	65,680	3,255,101
Quest Diagnostics, Inc.	56,220	4,681,439
Zimmer Biomet Holdings, Inc.	85,670	8,885,692
		29,919,575
Industrials (5.9%):
Azul SA, ADR (a)	117,040	3,240,838
Crane Co.	91,950	6,636,951

See notes to financial statements.

26

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Sensata Technologies Holding PLC, ADR (a)	124,880	$5,599,619
Timken Co. (b)	146,390	5,463,275
		20,940,683
Information Technology (15.3%):
Belden, Inc. (b)	95,500	3,989,035
Cognizant Technology Solutions Corp., Class A	114,581	7,273,602
Euronet Worldwide, Inc. (a) (b)	128,163	13,121,328
FleetCor Technologies, Inc. (a)	49,790	9,246,999
NCR Corp. (a)	377,040	8,702,083
Verint Systems, Inc. (a)	293,580	12,421,370
		54,754,417
Materials (7.7%):
Ball Corp.	39,160	1,800,577
Crown Holdings, Inc. (a) (b)	208,620	8,672,333
Freeport-McMoRan, Inc.	310,390	3,200,121
Sealed Air Corp. (b)	265,550	9,251,762
Summit Materials, Inc., Class A (a)	381,190	4,726,756
		27,651,549
Real Estate (9.3%):
Equity Commonwealth	300,313	9,012,394
Healthcare Trust of America, Inc.	113,020	2,860,536
Invitation Homes, Inc.	443,580	8,907,087
MGM Growth Properties LLC, Series A (b)	203,530	5,375,227
Spirit Realty Capital, Inc.	186,998	6,591,680
		32,746,924
Utilities (7.2%):
AES Corp.	250,950	3,628,737
Atmos Energy Corp.	38,009	3,524,193
DTE Energy Co.	38,705	4,269,162
FirstEnergy Corp. (b)	135,510	5,088,400
WEC Energy Group, Inc.	64,635	4,476,620
Xcel Energy, Inc.	94,425	4,652,320
		25,639,432
Total Common Stocks (Cost $363,553,987)		356,367,898

See notes to financial statements.

27

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Collateral for Securities Loaned^ (6.9%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	4,686,691	$4,686,691
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	6,772,043	6,772,043
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	209,122	209,122
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	2,603,746	2,603,746
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	4,165,733	4,165,733
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	6,248,990	6,248,990
Total Collateral for Securities Loaned (Cost $24,686,325)		24,686,325
Total Investments (Cost $388,240,312) — 106.9%		381,054,223
Liabilities in excess of other assets — (6.9)%		(24,534,261)
NET ASSETS — 100.00%		$356,519,962

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

LLC — Limited Liability Company

PLC — Public Limited Company

See notes to financial statements.

28

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (99.4%)
Communication Services (8.2%):
Alphabet, Inc., Class A (a)	17,400	$18,182,304
Facebook, Inc., Class A (a)	166,270	21,796,334
		39,978,638
Consumer Discretionary (6.9%):
Aramark	442,290	12,813,141
Booking Holdings, Inc. (a)	5,920	10,196,726
LKQ Corp. (a) (b)	442,210	10,493,643
		33,503,510
Consumer Staples (7.6%):
Keurig Dr Pepper, Inc.	116,790	2,994,496
Mondelez International, Inc., Class A	465,740	18,643,572
Post Holdings, Inc. (a)	24,470	2,181,011
The Kraft Heinz Co.	307,720	13,244,269
		37,063,348
Energy (12.0%):
Chevron Corp.	124,005	13,490,503
Devon Energy Corp.	254,598	5,738,639
Diamondback Energy, Inc.	71,920	6,666,984
Enterprise Products Partners LP	548,230	13,480,976
EQT Corp.	449,050	8,482,555
Equitrans Midstream Corp. (a)	179,767	3,598,935
Helmerich & Payne, Inc.	65,720	3,150,617
Noble Energy, Inc.	183,684	3,445,912
		58,055,121
Financials (23.5%):
Aflac, Inc.	288,900	13,162,284
American International Group, Inc.	134,400	5,296,704
Brown & Brown, Inc.	568,530	15,668,688
Cincinnati Financial Corp. (b)	165,810	12,837,010
Citigroup, Inc.	325,420	16,941,364
E*TRADE Financial Corp.	160,410	7,038,791
Hartford Financial Services Group, Inc.	251,320	11,171,174
The PNC Financial Services Group, Inc.	100,950	11,802,065
U.S. Bancorp	211,620	9,671,034
Wells Fargo & Co.	221,520	10,207,642
		113,796,756
Health Care (13.9%):
Allergan PLC	129,814	17,350,939
AstraZeneca PLC, ADR	146,964	5,581,693
CVS Health Corp.	258,195	16,916,937
Quest Diagnostics, Inc.	72,520	6,038,740
UnitedHealth Group, Inc.	40,415	10,068,185
Zimmer Biomet Holdings, Inc.	112,390	11,657,091
		67,613,585

See notes to financial statements.

29

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Industrials (5.6%):
Eaton Corp. PLC, ADR	146,540	$10,061,436
Sensata Technologies Holding PLC, ADR (a) (b)	209,550	9,396,222
Union Pacific Corp.	54,210	7,493,448
		26,951,106
Information Technology (8.4%):
Cognizant Technology Solutions Corp., Class A	152,147	9,658,292
FleetCor Technologies, Inc. (a)	57,840	10,742,045
Visa, Inc., Class A	156,220	20,611,666
		41,012,003
Materials (4.7%):
Ball Corp.	97,920	4,502,362
Freeport-McMoRan, Inc.	550,630	5,676,995
Sealed Air Corp.	354,580	12,353,567
		22,532,924
Real Estate (4.6%):
Equity Commonwealth	375,130	11,257,652
Invitation Homes, Inc.	547,790	10,999,623
		22,257,275
Utilities (4.0%):
Duke Energy Corp.	126,480	10,915,224
Exelon Corp.	189,510	8,546,901
		19,462,125
Total Common Stocks (Cost $476,947,997)		482,226,391
Collateral for Securities Loaned^ (1.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	1,692,075	1,692,075
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	2,444,967	2,444,967
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	75,501	75,501
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	940,052	940,052
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	1,503,989	1,503,989
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	2,256,125	2,256,125
Total Collateral for Securities Loaned (Cost $8,912,709)		8,912,709
Total Investments (Cost $485,860,706) — 101.2%		491,139,100
Liabilities in excess of other assets — (1.2)%		(5,702,344)
NET ASSETS — 100.00%		$485,436,756

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

30

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (100.2%)
Banks (6.7%):
Associated Banc-Corp.	56,690	$1,121,895
Comerica, Inc.	20,910	1,436,308
		2,558,203
Capital Markets (3.3%):
E*TRADE Financial Corp.	28,495	1,250,361
Communication Services (9.3%):
Alphabet, Inc., Class A (a)	1,612	1,684,476
Facebook, Inc., Class A (a)	14,440	1,892,939
		3,577,415
Consumer Discretionary (10.1%):
Liberty Expedia Holdings, Inc., Class A (a)	47,730	1,866,720
LKQ Corp. (a)	83,740	1,987,150
		3,853,870
Consumer Staples (6.5%):
Mondelez International, Inc., Class A	35,500	1,421,065
The Kraft Heinz Co.	25,140	1,082,026
		2,503,091
Energy (10.2%):
Diamondback Energy, Inc.	12,311	1,141,230
EQT Corp.	66,400	1,254,295
Equitrans Midstream Corp. (a)	36,232	725,365
Noble Energy, Inc.	44,672	838,047
		3,958,937
Health Care (10.3%):
Allergan PLC	12,123	1,620,360
Allscripts Healthcare Solutions, Inc. (a)	71,000	684,440
CVS Health Corp.	25,170	1,649,138
		3,953,938
Information Technology (12.8%):
Euronet Worldwide, Inc. (a)	15,100	1,545,938
NCR Corp. (a)	55,490	1,280,709
Verint Systems, Inc. (a)	49,850	2,109,154
		4,935,801
Insurance (16.5%):
American International Group, Inc.	28,200	1,111,362
Brown & Brown, Inc.	61,750	1,701,830
Mercury General Corp. (b)	27,960	1,445,812
RenaissanceRe Holdings Ltd., ADR	15,730	2,103,101
		6,362,105

See notes to financial statements.

31

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Materials (7.0%):
Crown Holdings, Inc. (a)	33,950	$1,411,302
Sealed Air Corp.	36,760	1,280,718
		2,692,020
Real Estate (4.9%):
Equity Commonwealth	63,120	1,894,231
Thrifts & Mortgage Finance (2.6%):
Essent Group Ltd. (a)	28,990	990,878
Total Common Stocks (Cost $39,480,077)		38,530,850
Collateral for Securities Loaned^ (0.4%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	27,643	27,643
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	39,942	39,942
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	1,234	1,234
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	15,357	15,357
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	24,570	24,570
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	36,857	36,857
Total Collateral for Securities Loaned (Cost $145,603)		145,603
Total Investments (Cost $39,625,680) — 100.6%		38,676,453
Liabilities in excess of other assets — (0.6)%		(212,546)
NET ASSETS — 100.00%		$38,463,907

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

32

Victory Portfolios Victory Global Natural Resources Fund	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (95.7%)
Energy Equipment & Services (2.0%):
Covia Holdings Corp. (a) (b)	2,685,271	$9,183,627
Metals & Mining (28.5%):
First Quantum Minerals Ltd. (b)	5,510,736	44,570,348
Taseko Mines Ltd. (a)	637,231	301,410
Turquoise Hill Resources Ltd. (a)	53,287,437	87,924,271
		132,796,029
Oil, Gas & Consumable Fuels (65.2%):
Antero Resources Corp. (a)	3,075,876	28,882,476
Centennial Resource Development, Inc. (a) (b)	1,984,793	21,872,419
Concho Resources, Inc. (a)	219,180	22,529,512
EOG Resources, Inc.	83,540	7,285,523
EQT Corp. (b)	921,301	17,403,376
Kosmos Energy Ltd. (a)	1,324,940	5,392,506
Laredo Petroleum, Inc. (a)	6,144,486	22,243,039
Noble Energy, Inc.	1,212,744	22,751,077
Peyto Exploration & Development Corp.	4,058,325	21,049,774
Range Resources Corp.	7,515,345	71,921,852
SRC Energy, Inc. (a)	4,854,814	22,817,626
Tourmaline Oil Corp.	1,326,739	16,504,050
Whitecap Resources, Inc.	7,202,896	22,954,284
		303,607,514
Total Common Stocks (Cost $833,951,007)		445,587,170
Collateral for Securities Loaned^ (7.0%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	6,193,133	6,193,133
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	8,948,779	8,948,779
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	276,340	276,340
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	3,440,668	3,440,668
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	5,504,724	5,504,724
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	8,257,602	8,257,602
Total Collateral for Securities Loaned (Cost $32,621,246)		32,621,246
Total Investments (Cost $866,572,253) — 102.7%		478,208,416
Liabilities in excess of other assets — (2.7)%		(12,767,465)
NET ASSETS — 100.00%		$465,440,951

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

See notes to financial statements.

33

Victory Portfolios	Statements of Assets and Liabilities December 31, 2018
	Victory RS Partners Fund		Victory RS Value Fund	Victory RS Large Cap Alpha Fund
ASSETS:
Investments, at value (Cost $448,093,528, $388,240,312 and $485,860,706)	$454,518,583	(a)	$381,054,223 (b)	$491,139,100	(c)
Cash and cash equivalents	3,822,939		1,264,585	4,942,313
Interest and dividends receivable	438,349		470,702	350,130
Receivable for capital shares issued	1,340,394		805,195	130,392
Receivable for investments sold	3,249,885		4,344,252	385,023
Receivable from Adviser	44,072		—	41,082
Prepaid expenses	10,106		6,265	13,196
Total Assets	463,424,328		387,945,222	497,001,236
LIABILITIES:
Payables:
Collateral received on loaned securities	30,914,984		24,686,325	8,912,709
Investments purchased	1,264,183		3,418,187	469,175
Capital shares redeemed	3,054,120		2,796,903	1,782,358
To Adviser	—		68,505	—
Accrued expenses and other payables:
Investment advisory fees	387,422		278,869	215,823
Administration fees	23,772		20,120	26,478
Custodian fees	11,325		11,825	6,304
Transfer agent fees	52,591		70,922	49,201
Chief Compliance Officer fees	340		286	375
Trustees' fees	330		281	357
12b-1 fees	19,559		24,123	57,190
Other accrued expenses	57,162		48,914	44,510
Total Liabilities	35,785,788		31,425,260	11,564,480
NET ASSETS:
Capital	415,343,504		362,866,578	471,883,047
Total distributable earnings/(loss)	12,295,036		(6,346,616)	13,553,709
Net Assets	$427,638,540		$356,519,962	$485,436,756
Net Assets
Class A Shares	$175,723,461		$179,535,085	$439,035,001
Class C Shares	—		9,428,410	18,226,783
Class R Shares	1,207,460		1,018,574	6,347,830
Class Y Shares	250,707,619		166,537,893	21,827,142
Total	$427,638,540		$356,519,962	$485,436,756
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	8,506,517		8,853,191	10,402,665
Class C Shares	—		521,613	509,398
Class R Shares	64,262		52,899	151,117
Class Y Shares	11,425,740		8,018,862	519,582
Total	19,996,519		17,446,565	11,582,762
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$20.66		$20.28	$42.20
Class C Shares (d)	—		18.08	35.78
Class R Shares	18.79		19.26	42.01
Class Y Shares	21.94		20.77	42.01
Maximum Sales Charge — Class A Shares	5.75%		5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$21.92		$21.52	$44.77

(a)  Includes $30,436,849 of securities on loan.

(b)  Includes $25,999,403 of securities on loan.

(c)  Includes $8,787,547 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

34

Victory Portfolios	Statements of Assets and Liabilities December 31, 2018
	Victory RS Investors Fund	Victory Global Natural Resources Fund
ASSETS:
Investments, at value (Cost $39,625,680 and $866,572,253)	$38,676,453 (a)	$478,208,416 (b)
Foreign currency, at value (Cost $— and $302)	—	302
Cash and cash equivalents	380,410	11,519,426
Interest and dividends receivable	23,657	691,865
Receivable for capital shares issued	51,483	2,985,779
Receivable for investments sold	—	16,321,597
Receivable from Adviser	22,785	38,570
Prepaid expenses	2,536	4,735
Total Assets	39,157,324	509,770,690
LIABILITIES:
Payables:
Collateral received on loaned securities	145,603	32,621,246
Investments purchased	—	3,782,404
Capital shares redeemed	479,532	7,217,378
Accrued expenses and other payables:
Investment advisory fees	35,209	479,600
Administration fees	2,161	29,594
Custodian fees	803	16,863
Transfer agent fees	8,469	85,212
Chief Compliance Officer fees	31	436
Trustees' fees	49	503
12b-1 fees	5,102	10,660
Other accrued expenses	16,458	85,843
Total Liabilities	693,417	44,329,739
NET ASSETS:
Capital	39,541,522	2,304,754,602
Total distributable earnings/(loss)	(1,077,615)	(1,839,313,651)
Net Assets	$38,463,907	$465,440,951
Net Assets
Class A Shares	$15,682,292	$64,000,764
Class C Shares	7,281,807	6,938,844
Class R Shares	830,849	920,100
Class Y Shares	14,668,959	393,581,243
Total	$38,463,907	$465,440,951
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,468,700	4,976,270
Class C Shares	764,082	596,515
Class R Shares	86,019	75,528
Class Y Shares	1,341,324	29,416,361
Total	3,660,125	35,064,674
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$10.68	$12.86
Class C Shares (c)	9.53	11.63
Class R Shares	9.66	12.18
Class Y Shares	10.94	13.38
Maximum Sales Charge — Class A Shares	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.33	$13.64

(a)  Includes $144,788 of securities on loan.

(b)  Includes $31,975,542 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

35

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2018
	Victory RS Partners Fund	Victory RS Value Fund	Victory RS Large Cap Alpha Fund
Investment Income:
Dividends	$8,495,959	$6,812,746	$9,476,647
Interest	240,636	192,498	183,553
Securities lending (net of fees)	119,740	123,095	43,474
Foreign tax withholding	(59,774)	—	—
Total Income	8,796,561	7,128,339	9,703,674
Expenses:
Investment advisory fees	5,527,471	3,925,846	2,934,901
Administration fees	331,935	271,101	352,279
12b-1 fees — Class A Shares	579,851	556,987	1,308,577
12b-1 fees — Class C Shares	—	138,086	251,750
12b-1 fees — Class R Shares	9,873	7,307	46,414
Custodian fees	37,150	35,886	26,817
Transfer agent fees	52,228	38,522	38,391
Transfer agent fees — Class A Shares	338,045	275,125	399,925
Transfer agent fees — Class C Shares	—	11,988	24,603
Transfer agent fees — Class R Shares	3,903	3,929	16,523
Transfer agent fees — Class Y Shares	218,162	107,669	25,265
Trustees' fees	46,164	38,565	47,888
Chief Compliance Officer fees	4,220	3,524	4,461
Legal and audit fees	49,345	41,406	48,834
State registration and filing fees	53,587	75,410	64,565
Interest expense on interfund lending	—	104	—
Other expenses	97,796	73,674	40,321
Recoupment of prior expenses waived/reimbursed by Adviser	—	84,808	—
Total Expenses	7,349,730	5,689,937	5,631,514
Expenses waived/reimbursed by Adviser	(386,406)	(116,096)	(236,137)
Net Expenses	6,963,324	5,573,841	5,395,377
Net Investment Income (Loss)	1,833,237	1,554,498	4,308,297
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	86,121,266	47,724,006	81,827,397
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(147,254,191)	(93,914,909)	(135,809,861)
Net realized/unrealized gains (losses) on investments	(61,132,925)	(46,190,903)	(53,982,464)
Change in net assets resulting from operations	$(59,299,688)	$(44,636,405)	$(49,674,167)

See notes to financial statements.

36

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2018
	Victory RS Investors Fund	Victory Global Natural Resources Fund
Investment Income:
Dividends	$618,452	$9,084,629
Interest	17,958	956,826
Securities lending (net of fees)	5,264	388,332
Foreign tax withholding	—	(907,986)
Total Income	641,674	9,521,801
Expenses:
Investment advisory fees	509,151	11,145,706
Administration fees	30,492	664,433
12b-1 fees — Class A Shares	47,425	476,649
12b-1 fees — Class C Shares	96,228	150,916
12b-1 fees — Class R Shares	6,322	10,551
Custodian fees	1,711	69,537
Transfer agent fees	6,417	122,848
Transfer agent fees — Class A Shares	22,164	323,007
Transfer agent fees — Class C Shares	10,654	24,211
Transfer agent fees — Class R Shares	2,559	3,342
Transfer agent fees — Class Y Shares	27,644	773,724
Trustees' fees	4,779	100,891
Chief Compliance Officer fees	394	8,761
Legal and audit fees	14,488	86,760
State registration and filing fees	65,809	95,134
Other expenses	14,186	120,512
Total Expenses	860,423	14,176,982
Expenses waived/reimbursed by Adviser	(163,946)	(577,205)
Net Expenses	696,477	13,599,777
Net Investment Income (Loss)	(54,803)	(4,077,976)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	5,799,863	(170,835,093)
Net realized gains (losses) from redemptions in-kind	—	(23,095,139)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(9,808,027)	(289,417,818)
Net realized/unrealized gains (losses) on investments	(4,008,164)	(483,348,050)
Change in net assets resulting from operations	$(4,062,967)	$(487,426,026)

See notes to financial statements.

37

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$1,833,237	$(2,666,762)	$1,554,498	$674,698	$4,308,297	$3,870,090
Net realized gains (losses) from investment transactions	86,121,266	95,849,751	47,724,006	91,362,245	81,827,397	63,181,719
Net change in unrealized appreciation/ depreciation on investments	(147,254,191)	(1,930,817)	(93,914,909)	(6,815,039)	(135,809,861)	33,189,053
Change in net assets resulting from operations	(59,299,688)	91,252,172	(44,636,405)	85,221,904	(49,674,167)	100,240,862
Distributions to Shareholders: (a)
Class A Shares	(35,773,137)	(50,359,167)	(24,922,768)	(49,282,558)	(80,490,381)	(42,010,927)
Class C Shares	—	—	(1,375,886)	(3,813,181)	(3,700,952)	(2,617,170)
Class R Shares	(270,891)	(440,838)	(162,838)	(338,056)	(1,216,665)	(793,543)
Class Y Shares	(49,823,881)	(65,199,804)	(24,215,948)	(50,501,977)	(4,333,722)	(2,711,327)
Change in net assets resulting from distributions to shareholders	(85,867,909)	(115,999,809)	(50,677,440)	(103,935,772)	(89,741,720)	(48,132,967)
Change in net assets resulting from capital transactions	(37,433,612)	(124,431,017)	(54,228,953)	(26,633,183)	10,452,685	(31,573,989)
Change in net assets	(182,601,209)	(149,178,654)	(149,542,798)	(45,347,051)	(128,963,202)	20,533,906
Net Assets:
Beginning of period	610,239,749	759,418,403	506,062,760	551,409,811	614,399,958	593,866,052
End of period	$427,638,540	$610,239,749	$356,519,962	$506,062,760	$485,436,756	$614,399,958

(a) Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

(continues on next page)

See notes to financial statements.

38

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$10,542,694	$27,816,168	$14,150,821	$15,791,674	$20,740,364	$17,381,089
Distributions reinvested	35,117,192	49,467,795	24,219,793	47,583,328	77,994,848	40,852,487
Cost of shares redeemed	(68,463,235)	(187,960,196)	(51,805,118)	(83,696,511)	(75,131,993)	(86,332,344)
Total Class A Shares	$(22,803,349)	$(110,676,233)	$(13,434,504)	$(20,321,509)	$23,603,219	$(28,098,768)
Class C Shares
Proceeds from shares issued	$—	$—	$1,342,072	$856,132	$2,049,875	$1,727,822
Distributions reinvested	—	—	1,333,779	3,617,282	3,453,415	2,463,458
Cost of shares redeemed	—	—	(7,541,603)	(6,543,062)	(11,400,448)	(5,288,644)
Total Class C Shares	$—	$—	$(4,865,752)	$(2,069,648)	$(5,897,158)	$(1,097,364)
Class R Shares
Proceeds from shares issued	$250,543	$458,817	$214,961	$228,630	$1,047,801	$1,980,973
Distributions reinvested	270,891	440,838	162,838	338,056	1,210,626	769,813
Cost of shares redeemed	(1,018,596)	(1,085,034)	(669,866)	(535,254)	(4,210,175)	(4,096,155)
Total Class R Shares	$(497,162)	$(185,379)	$(292,067)	$31,432	$(1,951,748)	$(1,345,369)
Class Y Shares
Proceeds from shares issued	$33,627,569	$138,140,587	$17,137,847	$34,306,548	$6,642,092	$11,952,380
Distributions reinvested	49,499,526	64,075,032	23,672,512	48,632,714	4,119,726	2,311,482
Cost of shares redeemed	(97,260,196)	(215,785,024)	(76,446,989)	(87,212,720)	(16,063,446)	(15,296,350)
Total Class Y Shares	$(14,133,101)	$(13,569,405)	$(35,636,630)	$(4,273,458)	$(5,301,628)	$(1,032,488)
Change in net assets resulting from capital transactions	$(37,433,612)	$(124,431,017)	$(54,228,953)	$(26,633,183)	$10,452,685	$(31,573,989)

(continues on next page)
See notes to financial statements.

39

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Share Transactions:
Class A Shares
Issued	370,388	857,483	539,942	524,665	364,209	312,670
Reinvested	1,683,464	1,683,722	1,176,725	1,820,975	1,825,583	724,203
Redeemed	(2,415,797)	(5,664,163)	(2,021,000)	(2,816,929)	(1,340,333)	(1,560,715)
Total Class A Shares	(361,945)	(3,122,958)	(304,333)	(471,289)	849,459	(523,842)
Class C Shares
Issued	—	—	60,727	31,786	43,140	35,274
Reinvested	—	—	73,124	152,886	96,062	49,940
Redeemed	—	—	(324,233)	(239,348)	(231,269)	(106,918)
Total Class C Shares	—	—	(190,382)	(54,676)	(92,067)	(21,704)
Class R Shares
Issued	9,314	14,827	8,571	7,830	18,584	36,154
Reinvested	14,325	16,178	8,359	13,549	28,596	13,710
Redeemed	(39,384)	(33,182)	(28,882)	(18,308)	(77,609)	(73,440)
Total Class R Shares	(15,745)	(2,177)	(11,952)	3,071	(30,429)	(23,576)
Class Y Shares
Issued	1,142,322	4,029,215	656,480	1,152,281	115,708	217,438
Reinvested	2,227,155	2,077,660	1,119,999	1,817,340	96,691	41,059
Redeemed	(3,323,588)	(6,276,480)	(3,005,028)	(2,905,983)	(289,399)	(278,284)
Total Class Y Shares	45,889	(169,605)	(1,228,549)	63,638	(77,000)	(19,787)
Change in Shares	(331,801)	(3,294,740)	(1,735,216)	(459,256)	649,963	(588,909)

See notes to financial statements.

40

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Investors Fund		Victory Global Natural Resources Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$(54,803)	$(168,319)	$(4,077,976)	$(10,674,097)
Net realized gains (losses) from investment transactions	5,799,863	16,847,020	(193,930,232)	(111,929,288)
Net change in unrealized appreciation /depreciation on investments	(9,808,027)	(4,331,652)	(289,417,818)	132,782,374
Change in net assets resulting from operations	(4,062,967)	12,347,049	(487,426,026)	10,178,989
Distributions to Shareholders: (a)
Class A Shares	(2,453,812)	(2,732,575)	—	—
Class C Shares	(1,248,830)	(1,649,923)	—	—
Class R Shares	(139,602)	(187,011)	—	—
Class Y Shares	(2,365,022)	(5,262,110)	—	—
Change in net assets resulting from distributions to shareholders	(6,207,266)	(9,831,619)	—	—
Change in net assets resulting from capital transactions	(11,344,224)	(36,302,592)	(458,989,878)	(479,524,465)
Change in net assets	(21,614,457)	(33,787,162)	(946,415,904)	(469,345,476)
Net Assets:
Beginning of period	60,078,364	93,865,526	1,411,856,855	1,881,202,331
End of period	$38,463,907	$60,078,364	$465,440,951	$1,411,856,855

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

(continues on next page)

See notes to financial statements.

41

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Investors Fund		Victory Global Natural Resources Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,692,860	$950,600	$41,141,199	$43,819,672
Distributions reinvested	2,382,350	2,613,392	—	—
Cost of shares redeemed	(4,704,359)	(11,890,167)	(168,408,240)	(326,648,803)
Total Class A Shares	$(629,149)	$(8,326,175)	$(127,267,041)	$(282,829,131)
Class C Shares
Proceeds from shares issued	$474,091	$692,749	$577,051	$1,115,478
Distributions reinvested	1,055,957	1,406,731	—	—
Cost of shares redeemed	(3,353,594)	(5,632,510)	(7,085,345)	(11,146,974)
Total Class C Shares	$(1,823,546)	$(3,533,030)	$(6,508,294)	$(10,031,496)
Class R Shares
Proceeds from shares issued	$110,635	$353,328	$562,850	$573,574
Distributions reinvested	139,602	187,011	—	—
Cost of shares redeemed	(577,298)	(484,294)	(1,061,738)	(2,799,009)
Total Class R Shares	$(327,061)	$56,045	$(498,888)	$(2,225,435)
Class Y Shares
Proceeds from shares issued	$2,756,651	$7,489,738	$264,889,815	$259,295,341
Distributions reinvested	2,290,072	3,173,837	—	—
Cost of shares redeemed	(13,611,191)	(35,163,007)	(526,709,948)	(443,733,744)
Cost of shares redeemed in-kind	—	—	(62,895,522)	—
Total Class Y Shares	$(8,564,468)	$(24,499,432)	$(324,715,655)	$(184,438,403)
Change in net assets resulting from capital transactions	$(11,344,224)	$(36,302,592)	$(458,989,878)	$(479,524,465)

(continues on next page)

See notes to financial statements.

42

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Investors Fund		Victory Global Natural Resources Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Share Transactions:
Class A Shares
Issued	121,865	66,635	1,809,584	1,875,836
Reinvested	219,774	185,542	—	—
Redeemed	(346,502)	(831,562)	(7,892,823)	(14,049,152)
Total Class A Shares	(4,863)	(579,385)	(6,083,239)	(12,173,316)
Class C Shares
Issued	42,948	53,033	30,147	52,334
Reinvested	109,086	108,732	—	—
Redeemed	(266,960)	(423,002)	(377,893)	(534,322)
Total Class C Shares	(114,926)	(261,237)	(347,746)	(481,988)
Class R Shares
Issued	8,825	26,464	28,741	25,907
Reinvested	14,231	14,318	—	—
Redeemed	(44,650)	(35,596)	(61,437)	(123,330)
Total Class R Shares	(21,594)	5,186	(32,696)	(97,423)
Class Y Shares
Issued	202,137	518,463	11,961,924	10,892,838
Reinvested	206,346	221,600	—	—
Redeemed	(991,078)	(2,434,445)	(25,719,904)	(18,659,862)
Redeemed in-kind	—	—	(2,611,940)	—
Total Class Y Shares	(582,595)	(1,694,382)	(16,369,920)	(7,767,024)
Change in Shares	(723,978)	(2,529,818)	(22,833,601)	(20,519,751)

See notes to financial statements.

43

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Partners Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$29.21	$31.58	$26.89	$31.08	$40.09
Investment Activities:
Net investment income (loss) (a)	0.04	(0.25)	(0.12)	(0.11)	(0.14)
Net realized and unrealized gains (losses) on investments	(3.52)	4.78	6.59	(3.22)	(1.52)
Total from Investment Activities	(3.48)	4.53	6.47	(3.33)	(1.66)
Distributions to Shareholders:
Net investment income	(0.08)	—	—	—	—
Net realized gains from investments	(4.99)	(6.90)	(1.78)	(0.86)	(7.35)
Total Distributions to Shareholders	(5.07)	(6.90)	(1.78)	(0.86)	(7.35)
Net Asset Value, End of Period	$20.66	$29.21	$31.58	$26.89	$31.08
Total Return (excludes sales charge)	(12.04)%	14.21%	24.04%	(10.74)%	(3.85)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$175,723	$259,050	$378,695	$475,722	$827,108
Ratio of net expenses to average net assets	1.45%	1.45%	1.45%	1.42%	1.45%
Ratio of net investment income (loss) to average net assets	0.14%	(0.75)%	(0.44)%	(0.35)%	(0.35)%
Ratio of gross expenses to average net assets (b)	1.52%	1.50%	1.53%	1.42%	1.55%
Portfolio turnover (c)	62%	38%	60%	42%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

44

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Partners Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$27.09	$29.84	$25.57	$29.72	$38.82
Investment Activities:
Net investment income (loss) (a)	(0.04)	(0.44)	(0.21)	(0.21)	(0.25)
Net realized and unrealized gains (losses) on investments	(3.27)	4.59	6.26	(3.08)	(1.50)
Total from Investment Activities	(3.31)	4.15	6.05	(3.29)	(1.75)
Distributions to Shareholders:
Net realized gains from investments	(4.99)	(6.90)	(1.78)	(0.86)	(7.35)
Total Distributions to Shareholders	(4.99)	(6.90)	(1.78)	(0.86)	(7.35)
Net Asset Value, End of Period	$18.79	$27.09	$29.84	$25.57	$29.72
Total Return	(12.39)%	13.81%	23.64%	(11.09)%	(4.21)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,207	$2,168	$2,452	$2,365	$4,321
Ratio of net expenses to average net assets	1.81%	1.81%	1.81%	1.81%	1.80%
Ratio of net investment income (loss) to average net assets	(0.16)%	(1.40)%	(0.78)%	(0.74)%	(0.66)%
Ratio of gross expenses to average net assets (b)	2.37%	2.28%	1.81%	1.81%	1.88%
Portfolio turnover (c)	62%	38%	60%	42%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

45

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Partners Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$30.67	$32.75	$27.75	$31.95	$40.86
Investment Activities:
Net investment income (loss) (a)	0.14	(0.04)	(0.03)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	(3.71)	4.86	6.81	(3.32)	(1.57)
Total from Investment Activities	(3.57)	4.82	6.78	(3.34)	(1.56)
Distributions to Shareholders:
Net investment income	(0.17)	—	—	—	—
Net realized gains from investments	(4.99)	(6.90)	(1.78)	(0.86)	(7.35)
Total Distributions to Shareholders	(5.16)	(6.90)	(1.78)	(0.86)	(7.35)
Net Asset Value, End of Period	$21.94	$30.67	$32.75	$27.75	$31.95
Total Return	(11.77)%	14.59%	24.41%	(10.47)%	(3.53)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$250,709	$349,022	$378,271	$542,595	$903,833
Ratio of net expenses to average net assets	1.12%	1.12%	1.12%	1.12%	1.11%
Ratio of net investment income (loss) to average net assets	0.48%	(0.11)%	(0.11)%	(0.05)%	0.04%
Ratio of gross expenses to average net assets (b)	1.19%	1.21%	1.22%	1.18%	1.18%
Portfolio turnover (c)	62%	38%	60%	42%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

46

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$26.21	$27.94	$28.33		$33.04	$34.76
Investment Activities:
Net investment income (loss) (a)	0.06	0.03	—	(b)	(0.08)	0.25
Net realized and unrealized gains (losses) on investments	(2.85)	4.80	3.09		(1.98)	3.71
Total from Investment Activities	(2.79)	4.83	3.09		(2.06)	3.96
Distributions to Shareholders:
Net investment income	(0.14)	(0.04)	(0.13)		— (b)	(0.36)
Net realized gains from investments	(3.00)	(6.52)	(3.35)		(2.65)	(5.32)
Total Distributions to Shareholders	(3.14)	(6.56)	(3.48)		(2.65)	(5.68)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(b)	—	—
Net Asset Value, End of Period	$20.28	$26.21	$27.94		$28.33	$33.04
Total Return (excludes sales charge)	(10.75)%	17.41%	10.92	%(c)	(6.18)%	11.60%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$179,535	$239,994	$268,979		$352,205	$432,082
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%		1.26%	1.29%
Ratio of net investment income (loss) to average net assets	0.24%	0.09%	(0.01)%		(0.24)%	0.71%
Ratio of gross expenses to average net assets (d)	1.34%	1.33%	1.35%		1.26%	1.35%
Portfolio turnover (e)	65%	64%	67%		55%	56%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

47

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$23.76	$26.01	$26.69		$31.54	$33.47
Investment Activities:
Net investment income (loss) (a)	(0.13)	(0.08)	(0.21)		(0.32)	—	(b)
Net realized and unrealized gains (losses) on investments	(2.55)	4.35	2.88		(1.88)	3.52
Total from Investment Activities	(2.68)	4.27	2.67		(2.20)	3.52
Distributions to Shareholders:
Net investment income	—	—	—		—	(0.13)
Net realized gains from investments	(3.00)	(6.52)	(3.35)		(2.65)	(5.32)
Total Distributions to Shareholders	(3.00)	(6.52)	(3.35)		(2.65)	(5.45)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(b)	—	—
Net Asset Value, End of Period	$18.08	$23.76	$26.01		$26.69	$31.54
Total Return (excludes contingent deferred sales charge)	(11.41)%	16.53%	10.01	%(c)	(6.92)%	10.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,428	$16,916	$19,943		$24,714	$30,568
Ratio of net expenses to average net assets	2.07%	2.07%	2.07%		2.04%	2.06%
Ratio of net investment income (loss) to average net assets	(0.54)%	(0.30)%	(0.78)%		(1.03)%	—	%(d)
Ratio of gross expenses to average net assets (e)	2.14%	2.08%	2.13%		2.04%	2.11%
Portfolio turnover (f)	65%	64%	67%		55%	56%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  Amount is less than 0.005%.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

48

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$25.06	$27.03	$27.51		$32.29	$34.15
Investment Activities:
Net investment income (loss) (a)	(0.03)	(0.03)	(0.09)		(0.21)	0.13
Net realized and unrealized gains (losses) on investments	(2.72)	4.58	2.96		(1.92)	3.60
Total from Investment Activities	(2.75)	4.55	2.87		(2.13)	3.73
Distributions to Shareholders:
Net investment income	(0.05)	—	—		—	(0.27)
Net realized gains from investments	(3.00)	(6.52)	(3.35)		(2.65)	(5.32)
Total Distributions to Shareholders	(3.05)	(6.52)	(3.35)		(2.65)	(5.59)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(b)	—	—
Net Asset Value, End of Period	$19.26	$25.06	$27.03		$27.51	$32.29
Total Return	(11.12)%	16.95%	10.45	%(c)	(6.54)%	11.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,019	$1,625	$1,670		$3,456	$4,412
Ratio of net expenses to average net assets	1.69%	1.69%	1.69%		1.65%	1.69%
Ratio of net investment income (loss) to average net assets	(0.11)%	(0.11)%	(0.34)%		(0.64)%	0.37%
Ratio of gross expenses to average net assets (d)	2.82%	2.29%	1.80%		1.65%	1.73%
Portfolio turnover (e)	65%	64%	67%		55%	56%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

49

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$26.77	$28.40	$28.57		$33.23	$34.99
Investment Activities:
Net investment income (loss) (a)	0.13	0.06	0.08		(0.02)	0.38
Net realized and unrealized gains (losses) on investments	(2.92)	4.94	3.10		(1.99)	3.69
Total from Investment Activities	(2.79)	5.00	3.18		(2.01)	4.07
Distributions to Shareholders:
Net investment income	(0.21)	(0.11)	—		—	(0.51)
Net realized gains from investments	(3.00)	(6.52)	(3.35)		(2.65)	(5.32)
Total Distributions to Shareholders	(3.21)	(6.63)	(3.35)		(2.65)	(5.83)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(b)	—	—
Net Asset Value, End of Period	$20.77	$26.77	$28.40		$28.57	$33.23
Total Return	(10.54)%	17.71%	11.14	%(c)	(5.99)%	11.85%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$166,538	$247,528	$260,818		$724,715	$821,479
Ratio of net expenses to average net assets	1.06%	1.06%	1.06%		1.06%	1.05%
Ratio of net investment income (loss) to average net assets	0.49%	0.20%	0.26%		(0.05)%	1.05%
Ratio of gross expenses to average net assets (d)	1.06%	1.06%	1.19%		1.11%	1.11%
Portfolio turnover (e)	65%	64%	67%		55%	56%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

50

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$56.61	$51.86	$50.98		$59.25	$59.06
Investment Activities:
Net investment income (loss) (a)	0.44	0.38	0.40		0.50	0.55
Net realized and unrealized gains (losses) on investments	(5.67)	9.10	4.01		(1.74)	7.13
Total from Investment Activities	(5.23)	9.48	4.41		(1.24)	7.68
Distributions to Shareholders:
Net investment income	(0.38)	— (b)	(0.42)		(0.57)	(0.55)
Net realized gains from investments	(8.80)	(4.73)	(3.12)		(6.46)	(6.94)
Total Distributions to Shareholders	(9.18)	(4.73)	(3.54)		(7.03)	(7.49)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$42.20	$56.61	$51.86		$50.98	$59.25
Total Return (excludes sales charge)	(9.31)%	18.32%	8.67	%(c)	(2.03)%	13.08%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$439,035	$540,762	$522,593		$556,204	$630,654
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%		0.89%	0.92%
Ratio of net investment income (loss) to average net assets	0.77%	0.68%	0.79%		0.86%	0.89%
Ratio of gross expenses to average net assets (d)	0.93%	0.94%	0.92%		0.89%	0.92%
Portfolio turnover (e)	59%	55%	79%		39%	60%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

51

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$49.50	$46.22	$45.80		$53.96	$54.43
Investment Activities:
Net investment income (loss) (a)	(0.03)	(0.04)	—	(b)	0.03	0.04
Net realized and unrealized gains (losses) on investments	(4.89)	8.05	3.57		(1.58)	6.53
Total from Investment Activities	(4.92)	8.01	3.57		(1.55)	6.57
Distributions to Shareholders:
Net investment income	— (b)	—	(0.04)		(0.15)	(0.10)
Net realized gains from investments	(8.80)	(4.73)	(3.12)		(6.46)	(6.94)
Total Distributions to Shareholders	(8.80)	(4.73)	(3.16)		(6.61)	(7.04)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$35.78	$49.50	$46.22		$45.80	$53.96
Total Return (excludes contingent deferred sales charge)	(10.03)%	17.36%	7.80	%(c)	(2.80)%	12.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,227	$29,771	$28,801		$33,608	$36,868
Ratio of net expenses to average net assets	1.69%	1.69%	1.69%		1.69%	1.73%
Ratio of net investment income (loss) to average net assets	(0.06)%	(0.08)%	(0.01)%		0.06%	0.08%
Ratio of gross expenses to average net assets (d)	1.75%	1.71%	1.71%		1.69%	1.73%
Portfolio turnover (e)	59%	55%	79%		39%	60%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

52

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$56.35	$51.83	$50.93		$59.15	$58.97
Investment Activities:
Net investment income (loss) (a)	0.22	0.18	0.23		0.29	0.31
Net realized and unrealized gains (losses) on investments	(5.61)	9.07	3.99		(1.74)	7.09
Total from Investment Activities	(5.39)	9.25	4.22		(1.45)	7.40
Distributions to Shareholders:
Net investment income	(0.15)	—	(0.21)		(0.31)	(0.28)
Net realized gains from investments	(8.80)	(4.73)	(3.12)		(6.46)	(6.94)
Total Distributions to Shareholders	(8.95)	(4.73)	(3.33)		(6.77)	(7.22)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$42.01	$56.35	$51.83		$50.93	$59.15
Total Return	(9.63)%	17.87%	8.30	%(b)	(2.38)%	12.62%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,348	$10,229	$10,631		$12,402	$16,458
Ratio of net expenses to average net assets	1.26%	1.26%	1.23%		1.26%	1.31%
Ratio of net investment income (loss) to average net assets	0.38%	0.33%	0.45%		0.49%	0.50%
Ratio of gross expenses to average net assets (c)	1.40%	1.42%	1.23%		1.26%	1.31%
Portfolio turnover (d)	59%	55%	79%		39%	60%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

53

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$56.38	$51.66	$50.82		$59.08	$58.92
Investment Activities:
Net investment income (loss) (a)	0.55	0.49	0.51		0.62	0.71
Net realized and unrealized gains (losses) on investments	(5.64)	9.07	4.00		(1.74)	7.10
Total from Investment Activities	(5.09)	9.56	4.51		(1.12)	7.81
Distributions to Shareholders:
Net investment income	(0.48)	(0.11)	(0.56)		(0.68)	(0.71)
Net realized gains from investments	(8.80)	(4.73)	(3.12)		(6.46)	(6.94)
Total Distributions to Shareholders	(9.28)	(4.84)	(3.68)		(7.14)	(7.65)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$42.01	$56.38	$51.66		$50.82	$59.08
Total Return	(9.11)%	18.56%	8.89	%(b)	(1.82)%	13.34%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$21,827	$33,638	$31,840		$31,662	$189,850
Ratio of net expenses to average net assets	0.68%	0.68%	0.68%		0.68%	0.66%
Ratio of net investment income (loss) to average net assets	0.96%	0.88%	1.00%		1.05%	1.16%
Ratio of gross expenses to average net assets (c)	0.75%	0.72%	0.69%		0.68%	0.66%
Portfolio turnover (d)	59%	55%	79%		39%	60%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

54

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$13.86	$13.65	$12.42	$12.95	$13.02
Investment Activities:
Net investment income (loss) (a)	— (b)	(0.03)	— (b)	(0.04)	0.14
Net realized and unrealized gains (losses) on investments	(1.27)	2.23	1.23	(0.49)	0.42
Total from Investment Activities	(1.27)	2.20	1.23	(0.53)	0.56
Distributions to Shareholders:
Net investment income	—	—	—	—	(0.12)
Net realized gains from investments	(1.91)	(1.99)	—	—	(0.51)
Total Distributions to Shareholders	(1.91)	(1.99)	—	—	(0.63)
Net Asset Value, End of Period	$10.68	$13.86	$13.65	$12.42	$12.95
Total Return (excludes sales charge)	(9.36)%	16.28%	9.90%	(4.09)%	4.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,682	$20,419	$28,022	$41,556	$67,364
Ratio of net expenses to average net assets	1.33%	1.33%	1.33%	1.33%	1.32%
Ratio of net investment income (loss) to average net assets	(0.03)%	(0.24)%	0.02%	(0.28)%	1.04%
Ratio of gross expenses to average net assets (c)	1.58%	1.54%	1.56%	1.51%	1.52%
Portfolio turnover (d)	56%	80%	92%	50%	83%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

55

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$12.68	$12.73	$11.67	$12.26	$12.40
Investment Activities:
Net investment income (loss) (a)	(0.10)	(0.19)	(0.09)	(0.12)	0.02
Net realized and unrealized gains (losses) on investments	(1.14)	2.13	1.15	(0.47)	0.42
Total from Investment Activities	(1.24)	1.94	1.06	(0.59)	0.44
Distributions to Shareholders:
Net investment income	—	—	—	—	(0.07)
Net realized gains from investments	(1.91)	(1.99)	—	—	(0.51)
Total Distributions to Shareholders	(1.91)	(1.99)	—	—	(0.58)
Net Asset Value, End of Period	$9.53	$12.68	$12.73	$11.67	$12.26
Total Return (excludes contingent deferred sales charge)	(10.08)%	15.48%	9.08%	(4.81)%	3.63%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,282	$11,149	$14,517	$21,654	$31,819
Ratio of net expenses to average net assets	2.07%	2.07%	2.07%	2.07%	2.07%
Ratio of net investment income (loss) to average net assets	(0.82)%	(1.42)%	(0.72)%	(1.01)%	0.18%
Ratio of gross expenses to average net assets (b)	2.44%	2.35%	2.35%	2.29%	2.29%
Portfolio turnover (c)	56%	80%	92%	50%	83%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

56

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$12.81	$12.83	$11.73	$12.30	$12.43
Investment Activities:
Net investment income (loss) (a)	(0.08)	(0.17)	(0.06)	(0.09)	0.06
Net realized and unrealized gains (losses) on investments	(1.16)	2.14	1.16	(0.48)	0.42
Total from Investment Activities	(1.24)	1.97	1.10	(0.57)	0.48
Distributions to Shareholders:
Net investment income	—	—	—	—	(0.10)
Net realized gains from investments	(1.91)	(1.99)	—	—	(0.51)
Total Distributions to Shareholders	(1.91)	(1.99)	—	—	(0.61)
Net Asset Value, End of Period	$9.66	$12.81	$12.83	$11.73	$12.30
Total Return	(9.91)%	15.50%	9.38%	(4.63)%	3.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$831	$1,379	$1,314	$1,771	$2,077
Ratio of net expenses to average net assets	1.95%	1.95%	1.92%	1.84%	1.91%
Ratio of net investment income (loss) to average net assets	(0.64)%	(1.27)%	(0.50)%	(0.78)%	0.47%
Ratio of gross expenses to average net assets (b)	3.15%	2.72%	1.92%	1.90%	1.97%
Portfolio turnover (c)	56%	80%	92%	50%	83%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

57

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$14.10	$13.82	$12.55	$13.05	$13.12
Investment Activities:
Net investment income (loss) (a)	0.03	0.03	0.04	—	0.20
Net realized and unrealized gains (losses) on investments	(1.28)	2.24	1.24	(0.50)	0.41
Total from Investment Activities	(1.25)	2.27	1.28	(0.50)	0.61
Distributions to Shareholders:
Net investment income	—	—	(0.01)	—	(0.17)
Net realized gains from investments	(1.91)	(1.99)	—	—	(0.51)
Total Distributions to Shareholders	(1.91)	(1.99)	(0.01)	—	(0.68)
Net Asset Value, End of Period	$10.94	$14.10	$13.82	$12.55	$13.05
Total Return	(9.06)%	16.59%	10.17%	(3.83)%	4.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,669	$27,131	$50,013	$80,290	$142,623
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.18%	0.19%	0.28%	(0.01)%	1.49%
Ratio of gross expenses to average net assets (b)	1.37%	1.25%	1.24%	1.21%	1.17%
Portfolio turnover (c)	56%	80%	92%	50%	83%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Global Natural Resources Fund
	Class A Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$23.73	$23.49		$15.34		$24.81	$35.02
Investment Activities:
Net investment income (loss) (a)	(0.14)	(0.22)		(0.10)		(0.11)	(0.04)
Net realized and unrealized gains (losses) on investments	(10.73)	0.46		8.25		(9.36)	(7.97)
Total from Investment Activities	(10.87)	0.24		8.15		(9.47)	(8.01)
Distributions to Shareholders:
Net investment income	—	—		—		—	(0.01)
Net realized gains from investments	—	—		—		—	(2.19)
Total Distributions to Shareholders	—	—		—		—	(2.20)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—		—	(b)	—	—
Net Asset Value, End of Period	$12.86	$23.73		$23.49		$15.34	$24.81
Total Return (excludes sales charge)	(45.81)%	1.02%		53.13	%(c)	(38.17)%	(22.84)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$64,001	$262,455		$545,778		$332,598	$620,030
Ratio of net expenses to average net assets	1.48%	1.48%		1.48%		1.45%	1.47%
Ratio of net investment income (loss) to average net assets	(0.65)%	(0.93)%		(0.51)%		(0.52)%	(0.10)%
Ratio of gross expenses to average net assets (d)	1.54%	1.55%		1.48%		1.45%	1.48%
Portfolio turnover (e)	26%	57	%(f)	29%		33%	34%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to change within the portfolio holdings during the year.

See notes to financial statements.

59

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Global Natural Resources Fund
	Class C Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$21.63	$21.59		$14.21		$23.17	$33.14
Investment Activities:
Net investment income (loss) (a)	(0.28)	(0.36)		(0.24)		(0.27)	(0.29)
Net realized and unrealized gains (losses) on investments	(9.72)	0.40		7.62		(8.69)	(7.48)
Total from Investment Activities	(10.00)	0.04		7.38		(8.96)	(7.77)
Distributions to Shareholders:
Net investment income	—	—		—		—	(0.01)
Net realized gains from investments	—	—		—		—	(2.19)
Total Distributions to Shareholders	—	—		—		—	(2.20)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—		—	(b)	—	—
Net Asset Value, End of Period	$11.63	$21.63		$21.59		$14.21	$23.17
Total Return (excludes contingent deferred sales charge)	(46.26)%	0.23%		51.94	%(c)	(38.67)%	(23.41)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,939	$20,428		$30,789		$26,501	$63,193
Ratio of net expenses to average net assets	2.28%	2.28%		2.28%		2.25%	2.23%
Ratio of net investment income (loss) to average net assets	(1.42)%	(1.72)%		(1.32)%		(1.33)%	(0.86)%
Ratio of gross expenses to average net assets (d)	2.38%	2.35%		2.31%		2.25%	2.24%
Portfolio turnover (e)	26%	57	%(f)	29%		33%	34%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to change within the portfolio holdings during the year.

See notes to financial statements.

60

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Global Natural Resources Fund
	Class R Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$22.56	$22.42		$14.68		$23.82	$33.86
Investment Activities:
Net investment income (loss) (a)	(0.20)	(0.29)		(0.15)		(0.18)	(0.16)
Net realized and unrealized gains (losses) on investments	(10.18)	0.43		7.89		(8.96)	(7.68)
Total from Investment Activities	(10.38)	0.14		7.74		(9.14)	(7.84)
Distributions to Shareholders:
Net investment income	—	—		—		—	(0.01)
Net realized gains from investments	—	—		—		—	(2.19)
Total Distributions to Shareholders	—	—		—		—	(2.20)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—		—	(b)	—	—
Net Asset Value, End of Period	$12.18	$22.56		$22.42		$14.68	$23.82
Total Return	(46.01)%	0.62%		52.72	%(c)	(38.37)%	(23.12)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$920	$2,442		$4,611		$3,427	$4,929
Ratio of net expenses to average net assets	1.86%	1.86%		1.74%		1.78%	1.84%
Ratio of net investment income (loss) to average net assets	(0.99)%	(1.31)%		(0.80)%		(0.85)%	(0.47)%
Ratio of gross expenses to average net assets (d)	2.50%	2.20%		1.74%		1.78%	1.85%
Portfolio turnover (e)	26%	57	%(f)	29%		33%	34%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to change within the portfolio holdings during the year.

See notes to financial statements.

61

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Global Natural Resources Fund
	Class Y Shares
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$24.60	$24.28		$15.80		$25.48	$35.76
Investment Activities:
Net investment income (loss) (a)	(0.06)	(0.14)		(0.04)		(0.05)	0.09
Net realized and unrealized gains (losses) on investments	(11.16)	0.46		8.52		(9.63)	(8.17)
Total from Investment Activities	(11.22)	0.32		8.48		(9.68)	(8.08)
Distributions to Shareholders:
Net investment income	—	—		—		—	(0.01)
Net realized gains from investments	—	—		—		—	(2.19)
Total Distributions to Shareholders	—	—		—		—	(2.20)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—		—	(b)	—	—
Net Asset Value, End of Period	$13.38	$24.60		$24.28		$15.80	$25.48
Total Return	(45.63)%	1.36%		53.67	%(c)	(37.99)%	(22.56)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$393,581	$1,126,533		$1,300,024		$1,174,590	$2,230,527
Ratio of net expenses to average net assets	1.15%	1.15%		1.15%		1.14%	1.13%
Ratio of net investment income (loss) to average net assets	(0.29)%	(0.58)%		(0.19)%		(0.21)%	0.24%
Ratio of gross expenses to average net assets (d)	1.20%	1.19%		1.17%		1.14%	1.14%
Portfolio turnover (e)	26%	57	%(f)	29%		33%	34%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to change within the portfolio holdings during the year.

See notes to financial statements.

62

Victory Portfolios	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following five Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS Partners Fund	RS Partners Fund	Classes A, R and Y
Victory RS Value Fund	RS Value Fund	Classes A, C, R and Y
Victory RS Large Cap Alpha Fund	RS Large Cap Alpha Fund	Classes A, C, R and Y
Victory RS Investors Fund	RS Investors Fund	Classes A, C, R and Y
Victory Global Natural Resources Fund	Global Natural Resources Fund	Classes A, C, R and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

63

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices	LEVEL 3 — Other Significant Unobservable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
RS Partners Fund
Common Stocks	$422,437,910	$—	$422,437,910
Preferred Stocks	—	1,165,689	1,165,689
Collateral for Securities Loaned	30,914,984	—	30,914,984
Total	453,352,894	1,165,689	454,518,583
RS Value Fund
Common Stocks	356,367,898	—	356,367,898
Collateral for Securities Loaned	24,686,325	—	24,686,325
Total	381,054,223	—	381,054,223
RS Large Cap Alpha Fund
Common Stocks	482,226,391	—	482,226,391
Collateral for Securities Loaned	8,912,709	—	8,912,709
Total	491,139,100	—	491,139,100
RS Investors Fund
Common Stocks	38,530,850	—	38,530,850
Collateral for Securities Loaned	145,603	—	145,603
Total	38,676,453	—	38,676,453
Global Natural Resources Fund
Common Stocks	445,587,170	—	445,587,170
Collateral for Securities Loaned	32,621,246	—	32,621,246
Total	478,208,416	—	478,208,416

64

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities	RS Partners Fund
Balance as of December 31, 2017	$1,942,920
Accrued discount (premium)	—
Realized Gain (Loss)	—
Change in Unrealized Appreciation/Depreciation	(777,231)
Purchases	—
Sales Proceeds	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2018	$1,165,689

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

RS Partners Fund	Fair Value as of December 31, 2018*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Preferred Stocks	$1,165,689	Market	Premium / Discount	Market Transactions	Any change to the premium or discount would result in direct and proportional changes in the fair value of the security.

*  Level 3 securities are typically valued by the Adviser, pursuant to fair valuation procedures approved by the Board of Trustees. The appropriateness of fair values for these securities is monitored on an ongoing basis, by the Adviser, which may include back testing, results of vendor due diligence, audited financial information, unchanged price review and consideration of market and/or sector events.

Real Estate Investment Trusts ("REITS"):

The Funds may invest in REITS which report information on the source of their distributions annually. REITS are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITS during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Foreign Exchange Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign

65

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2018, the Funds had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

66

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018
	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received	Between 30 &90 days	>90 Days	Net Amount
RS Partners Fund	$30,436,849	$30,914,984	$—	$—	$478,135
RS Value Fund	25,999,403	24,686,325	545,458	1,318,061	550,441
RS Large Cap Alpha Fund	8,787,547	8,912,709	—	—	125,162
RS Investors Fund	144,788	145,603	—	—	815
Global Natural Resources Fund	31,975,542	32,621,246	—	—	645,704

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., tax treatment of in-kind redemptions net operating loss, distribution reclassification, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2018, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Distributable Earnings/(Loss)	Capital
RS Partners Fund	$(5,759,482)	$5,759,482
RS Value Fund	(3,245,047)	3,245,047
RS Large Cap Alpha Fund	(4,154,562)	4,154,562
RS Investors Fund	(568,306)	568,306
Global Natural Resources Fund	28,575,064	(28,575,064)

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

67

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

In-Kind Redemptions:

During the year, the Global Natural Resources Fund transferred securities in exchange for redemption of Fund shares (in-kind redemptions). For the fiscal year ended December 31, 2018, the fair value of the transferred securities was $60.4 million and the realized loss resulting from the in-kind redemptions was $23.1 million.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
RS Partners Fund	$332,688,599	$445,407,913
RS Value Fund	291,552,263	387,254,538
RS Large Cap Alpha Fund	337,403,321	407,451,474
RS Investors Fund	27,846,680	44,071,333
Global Natural Resources Fund	261,940,100	571,384,899

For the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

VCM has entered into a Sub-Advisory Agreement with SailingStone Capital Partners LLC ("SailingStone"). SailingStone is responsible for providing day-to-day investment advisory services to the Global Natural Resources Fund, subject to the oversight of the Board of Trustees of the Trust. Sub-investment advisory fees are paid by VCM to SailingStone do not represent a separate or additional expense to the Funds.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

68

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018
Adviser Fee Rate
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
Global Natural Resources Fund	1.00%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Variable Insurance Funds, Victory Institutional Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of Class A Shares of the Funds. For the fiscal year ended December 31, 2018, the Distributor received approximately $28,530 from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP,

69

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2018, the expense limits (excluding voluntary waivers) are as follows:

	In effect January 1, 2018 until April 30, 2019
	Class A Shares	Class C Shares	Class R Shares	Class Y Shares
RS Partners Fund	1.45%	N/A	1.81%	1.12%
RS Value Fund	1.30%	2.07%	1.69%	1.06%
RS Large Cap Alpha Fund	0.89%	1.69%	1.26%	0.68%
RS Investors Fund	1.33%	2.07%	1.95%	1.05%
Global Natural Resources Fund	1.48%	2.28%	1.86%	1.15%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

As of December 31, 2018, the following amounts are available to be repaid to the Adviser.

	Expires 12/31/19	Expires 12/31/20	Expires 12/31/21	Total
RS Partners Fund	$243,315	$487,905	$386,406	$1,117,626
RS Value Fund	210,691	94,907	116,096	421,694
RS Large Cap Alpha Fund	137,276	283,005	236,137	656,418
RS Investors Fund	86,542	179,335	163,946	429,823
Global Natural Resources Fund	118,930	697,524	577,205	1,393,659

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150 thousand in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on line of credit.

As of December 31, 2018, the Funds had no loans outstanding with Citibank.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2018 were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
RS Value Fund	Borrower	$—	$1,251,000	1	3.02%	$1,251,000

*  For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS Partners Fund	$21,072,795	$64,795,114	$85,867,909	$85,867,909
RS Value Fund	17,224,429	33,453,011	50,677,440	50,677,440
RS Large Cap Alpha Fund	11,094,267	78,647,453	89,741,720	89,741,720
RS Investors Fund	1,664,202	4,543,064	6,207,266	6,207,266

71

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018
	Year Ended December 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS Partners Fund	$27,885,158	$88,114,651	$115,999,809	$115,999,809
RS Value Fund	22,401,444	81,534,328	103,935,772	103,935,772
RS Large Cap Alpha Fund	5,230,241	42,902,726	48,132,967	48,132,967
RS Investors Fund	2,473,494	7,358,125	9,831,619	9,831,619

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
RS Partners Fund	$—	$6,637,062	$6,637,062	$—	$5,657,974	$12,295,036
RS Value Fund	—	956,773	956,773	—	(7,303,389)	(6,346,616)
RS Large Cap Alpha Fund	1,805,721	5,706,806	7,512,527	—	6,041,182	13,553,709
RS Investors Fund	—	108,057	108,057	—	(1,185,672)	(1,077,615)
Global Natural Resources Fund	—	—	—	(1,350,964,403)	(488,349,248)	(1,839,313,651)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2018, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the table below:

	Short-Term Amount	Long-Term Amount	Total
Global Natural Resources Fund	$—	$1,350,964,403	$1,350,964,403

At December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Partners Fund	$448,860,626	$44,885,594	$(39,227,637)	$5,657,957
RS Value Fund	388,357,612	31,294,438	(38,597,827)	(7,303,389)
RS Large Cap Alpha Fund	485,097,918	55,011,925	(48,970,743)	6,041,182
RS Investors Fund	39,862,125	3,341,929	(4,527,601)	(1,185,672)
Global Natural Resources Fund	966,561,536	25,353,523	(513,706,643)	(488,353,120)

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

	Shareholder	Percent
RS Partners Fund	National Financial Services LLC	28.0%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduced two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in this report. The Funds' compliance date for Form N-PORT was June 1, 2018, and the Funds will make their initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Funds were required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Funds' compliance date for Form N-CEN was June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Funds' adoption of these amendments has no effect on the net assets or results of operations.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds' adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds' net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class.

73

Victory Portfolios	Notes to Financial Statements — continued December 31, 2018

Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Funds were as follows:

	RS Partners Fund	RS Value Fund	RS Large Cap Alpha Fund	RS Investors Fund
Distributions to Shareholders:
From net investment income:
Class A Shares	$—	$(370,126)	$(39,112)	$—
Class C Shares	—	—	—	—
Class R Shares	—	—	—	—
Class Y Shares	—	(981,896)	(67,960)	—
From net realized gains:
Class A Shares	$(50,359,167)	$(48,912,432)	$(41,971,815)	$(2,732,575)
Class C Shares	—	(3,813,181)	(2,617,170)	(1,649,923)
Class R Shares	(440,838)	(338,056)	(793,543)	(187,011)
Class Y Shares	(65,199,804)	(49,520,081)	(2,643,367)	(5,262,110)

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

74

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund, and Victory Global Natural Resources Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund, and Victory Global Natural Resources Fund (collectively referred to as the "Funds") (five of the funds constituting the Victory Portfolios (the "Trust")) including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting the Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 26, 2019

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18- 12/31/18*	Hypothetical Expenses Paid During Period 7/1/18- 12/31/18*	Annualized Expense Ratio During Period 7/1/18- 12/31/18
RS Partners Fund
Class A Shares	$1,000.00	$878.70	$1,017.90	$6.87	$7.38	1.45%
Class R Shares	1,000.00	877.10	1,016.08	8.56	9.20	1.81%
Class Y Shares	1,000.00	880.00	1,019.56	5.31	5.70	1.12%

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	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18- 12/31/18*	Hypothetical Expenses Paid During Period 7/1/18- 12/31/18*	Annualized Expense Ratio During Period 7/1/18- 12/31/18
RS Value Fund
Class A Shares	$1,000.00	$897.60	$1,018.65	$6.22	$6.61	1.30%
Class C Shares	1,000.00	894.20	1,014.77	9.88	10.51	2.07%
Class R Shares	1,000.00	895.60	1,016.69	8.07	8.59	1.69%
Class Y Shares	1,000.00	898.30	1,019.66	5.26	5.60	1.10%
RS Large Cap Alpha Fund
Class A Shares	1,000.00	898.30	1,020.72	4.26	4.53	0.89%
Class C Shares	1,000.00	894.70	1,016.69	8.07	8.59	1.69%
Class R Shares	1,000.00	896.80	1,018.85	6.02	6.41	1.26%
Class Y Shares	1,000.00	899.30	1,021.78	3.26	3.47	0.68%
RS Investors Fund
Class A Shares	1,000.00	897.90	1,018.50	6.36	6.77	1.33%
Class C Shares	1,000.00	894.30	1,014.77	9.88	10.51	2.07%
Class R Shares	1,000.00	894.70	1,015.38	9.31	9.91	1.95%
Class Y Shares	1,000.00	899.20	1,019.91	5.03	5.35	1.05%
Global Natural Resources Fund
Class A Shares	1,000.00	549.60	1,017.74	5.78	7.53	1.48%
Class C Shares	1,000.00	547.30	1,013.71	8.89	11.57	2.28%
Class R Shares	1,000.00	548.40	1,015.83	7.26	9.45	1.86%
Class Y Shares	1,000.00	550.60	1,019.41	4.49	5.85	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

For the year ended December 31, 2018, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
RS Partners Fund	26%
RS Value Fund	33%
RS Large Cap Alpha Fund	71%
RS Investors Fund	29%

Dividends qualified for corporate dividends received deductions of:

Amount
RS Partners Fund	26%
RS Value Fund	33%
RS Large Cap Alpha Fund	34%
RS Investors Fund	25%

For the year ended December 31, 2018, the Funds designated short-term capital gain distributions in the amount of:

Amount
RS Partners Fund	$19,263,528
RS Value Fund	15,515,145
RS Large Cap Alpha Fund	5,304,651
RS Investors Fund	1,825,506

For the year ended December 31, 2018, the Funds designated long-term capital gain distributions in the amount of:

Amount
RS Partners Fund	$70,554,595
RS Value Fund	36,698,060
RS Large Cap Alpha Fund	82,802,421
RS Investors Fund	4,950,066

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. With respect to certain Funds, the Board also reviewed fees and other information

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related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following each Fund's reorganization, each Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

With respect to the Global Natural Resources Fund, the Board considered the relative roles and responsibilities of the Adviser and the Fund's sub-adviser and noted that, among other things: (1) the sub-advisory fees for the Fund would be paid by the Adviser and, therefore, would not be a direct expense of the Fund; and (2) the Adviser would supervise the sub-adviser.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Partners Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, matched the peer group for the three-year period, and underperformed the peer group for the one-, five- and ten-year periods. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Value Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-year period, underperformed the benchmark index for the three-, five- and ten-year periods, matched the peer group for the five-year period and underperformed the peer group for the one, three- and ten-year periods. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

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RS Large Cap Alpha Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-, five- and ten-year periods, underperformed the benchmark index for the three-year period, and underperformed the peer group for each of the periods reviewed other than the one-year period. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual fund; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Investors Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-year period, and underperformed the peer group for the one-year period and both the benchmark index and the peer group for all other periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual fund; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Global Natural Resources Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group for all periods reviewed. The Board discussed the Fund's investment strategy with the Adviser, and noted that the Fund performed in line with management's expectations.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

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•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Considerations of the Board in Approving the SailingStone Investment Sub-Advisory Agreement

The Board approved the investment sub-advisory agreement between the Adviser and SailingStone Capital Partners LLC (the "Sub-Adviser") (the "Sub-Advisory Agreement") on behalf of the Global Natural Resources Fund at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Funds and the Sub-Advisory Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to the Fund's reorganization on July 29, 2016, the Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016, and sub-advised by the Sub-Adviser. In considering whether to approve the Sub-Advisory Agreement, the Board requested, and the Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board reviewed numerous factors with respect to the Fund including the Sub-Adviser's history as sub-adviser for the predecessor fund and the services to be provided by the Sub-Adviser as the sub-adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the predecessor fund and the Sub-Adviser; and

•  Current economic and industry trends.

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The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as the Fund grows would have no direct impact on the Fund or its shareholders. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

The Board considered the Fund's total operating expense ratio on a net and gross basis as compared with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board noted that, following the Fund's reorganization, the Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Fund. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

Global Natural Resources Fund

The Board believed that the Global Natural Resources Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board concluded that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group for all periods reviewed.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to the Fund, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in the Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

86

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSVF-AR (12/18)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2018	2017
(a) Audit Fees (1)	$391,472	$395,520
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	106,480	108,027
(d) All Other Fees (4)	0	0

(1)       Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)       Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)       Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4)       For the fiscal years ended December 31, 2018 and December 31, 2017, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2018 and 2017 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2018	$133,280
2017	$273,979

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)      Not applicable.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1)  Not applicable.

(a)(2)  Not applicable.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)       Not applicable.

Item 13. Exhibits.

(a)(1)  The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(a)(4)  Change in the registrant’s independent public accountant is attached hereto.

(b)       Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer
Date	March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer
Date	March 7, 2019

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer
Date	March 7, 2019